EXHIBIT 4.1

SEQUOIA RESIDENTIAL FUNDING, INC.

Depositor

WELLS FARGO BANK, N.A.

Master Servicer and Securities Administrator

and

CHRISTIANA TRUST, A DIVISION OF

WILMINGTON SAVINGS FUND SOCIETY, FSB

Trustee

POOLING AND SERVICING AGREEMENT

dated as of April 1, 2013

SEQUOIA MORTGAGE TRUST 2013-6

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ATTACHMENTS

Exhibit A	Forms of Certificates
Exhibit B	Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C	Residual Certificate Transfer Affidavit (Transferor)
Exhibit D	Form of Custodial Agreement
Exhibit E-1	Form of Rule 144A Transfer Certificate
Exhibit E-2	Form of Purchaser’s Letter for Qualified Institutional Buyer
Exhibit F	Form of Purchaser’s Letter for Institutional Accredited Investor
Exhibit G	Form of ERISA Transfer Affidavit
Exhibit H	List of Purchase Agreements
Exhibit I	Additional Disclosure Notification
Exhibit J	Back-Up Certificate to Form 10-K Certificate
Exhibit K	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit L	Additional Form 10-D Disclosure
Exhibit M	Additional Form 10-K Disclosure
Exhibit N	Additional Form 8-K Disclosure
Exhibit O	Form of Certification for NRSROs and Depositor

Schedule A	Mortgage Loan Schedule

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This POOLING AND SERVICING AGREEMENT, dated as of April 1, 2013 (the “Agreement”), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the “Depositor”), CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund.  All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement, each Purchase Agreement, the Servicing Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor, the Master Servicer, the Securities Administrator and the Trustee are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee, at the direction of the Securities Administrator, shall elect that the Trust Fund be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC” and the “Upper-Tier REMIC,” respectively). Each Certificate, other than the Class R Certificate and the Class LT-R Certificate, is hereby designated as a regular interest in the Upper-Tier REMIC, as described herein. The Class R Certificate represents and is hereby designated as the sole class of residual interest in the Upper-Tier REMIC.

The Class LT-R Certificate evidences ownership of the sole class of residual interest in the Lower-Tier REMIC (the “LT-R Interest”). The Lower-Tier REMIC shall hold as its assets all property of the Trust Fund, other than the interests in any REMIC formed hereby. Each Lower-Tier Interest other than the LT-R Interest shall be uncertificated and is hereby designated as a regular interest in the Lower-Tier REMIC and the LT-R Interest is hereby designated as the sole Class of residual interest in the Lower-Tier REMIC.

The Upper-Tier REMIC shall hold as its assets all of the Lower-Tier Interests other than the LT-R Interest.

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The Lower-Tier REMIC Interests

The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier Interests:

Lower-Tier REMIC Interest Designation	Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
LT-A1	(1)	(2)	A-1, A-IO1, A-IO2
LT-A2	(1)	(2)	A-2, A-IO2
LT-B1	(1)	(2)	B-1
LT-B2	(1)	(2)	B-2
LT-B3	(1)	(2)	B-3
LT-B4	(1)	(2)	B-4
LT-B5	(1)	(2)	B-5
LT-R	(3)	(3)	N/A

(1)         The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest shall be an annual rate equal to the Net WAC Rate for such Distribution Date.

(2)         This interest shall have an initial class principal amount equal to the aggregate Initial Class Principal Amount of its Corresponding Class(es) of Certificates (excluding any interest-only certificates).

(3)         The LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC and does not have a principal amount or bear interest.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest with respect to the Lower-Tier Interests based on the interest rates described above. On each Distribution Date, Interest Shortfalls shall be allocated to each Lower-Tier Interest to the same extent that such Interest Shortfalls are allocated to the related Class of Upper-Tier Interests.

On each Distribution Date, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the Lower-Tier Interests as follows:

(i)          first, pro rata to the LT-A1 Lower-Tier Interest and LT-A2 Lower Tier Interest in accordance with their respective Class Principal Amounts but only until such Class Principal Amounts equal the Class Principal Amount of the Class A-1 Certificates (in the case of the LT-A1 Lower-Tier Interest) and the Class A-2 Certificates (in the case of the LT-A2 Lower-Tier Interest) immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(ii)         second, to the LT-B1 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iii)        third, to the LT-B2 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-2 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

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(iv)        fourth, to the LT-B3 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-3 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(v)         fifth, to the LT-B4 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-4 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(vi)        sixth, to the LT-B5 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-5 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02; and

(ix)         finally, to the LT-R Interest, any remaining amounts.

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder. The Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates represent regular interests in the Upper-Tier REMIC; the Class R Certificate represents the sole class of residual interest in the Upper-Tier REMIC; and the Class LT-R Certificate represents the sole class of residual interest in the Lower-Tier REMIC and does not represent an interest in the Upper Tier REMIC.

Class Designation	Certificate Interest Rate	Initial Class Principal Amount or Class Notional Amount		Minimum Denominations or Percentage Interest
Class A-1	(1)	$130,000,000		$100,000
Class A-2	(2)	$267,343,000		$100,000
Class A-IO1	(3)		(4)	$1,000,000
Class A-IO2	(5)		(6)	100%
Class B-1	Net WAC Rate	$7,649,000		$100,000
Class B-2	Net WAC Rate	$7,012,000		$100,000
Class B-3	Net WAC Rate	$6,374,000		$100,000
Class B-4	Net WAC Rate	$2,125,000		$100,000
Class B-5	Net WAC Rate	$4,463,577		$100,000
Class R	Net WAC Rate		(7)	100%

(1)	The Certificate Interest Rate of the Class A-1 Certificates will be an annual rate equal to the lesser of (a) 2.500% and (b) the Net WAC Rate for such Distribution Date .
(2)	The Certificate Interest Rate of the Class A-2 Certificates will be an annual rate equal to the lesser of (a) 3.000% and (b) the Net WAC Rate for such Distribution Date.
(3)	The Certificate Interest Rate of the Class A-IO1 Certificates will be an annual rate equal to the excess, if any, of (i) the lesser of the Net WAC Rate for such Distribution Date and 3.000% over (b) 2.500%.
(4)	The Class A-IO1 Certificates are interest only Certificates and for any Distribution Date the Class Notional Amount of the Class A-IO1 Certificates is equal to the aggregate of the Class Principal Amount of the Class A-1 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class A-IO1 Certificates is $130,000,000.
(5)	The Certificate Interest Rate of the Class A-IO2 Certificates will be an annual rate equal to the excess, if any, of the Net WAC Rate for such Distribution Date over 3.000%.

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(6)	The Class A-IO2 Certificates are interest only Certificates and for any Distribution Date the Class Notional Amount of the Class A-IO2 Certificates is equal to the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class A-IO2 Certificates is $397,343,000.
(7)	The Class R Certificate is the sole class of residual interest in the Upper-Tier REMIC and does not have a principal amount or bear interest. For the avoidance of doubt, amounts allocated to the Class LT-R Certificate pursuant to Sections 5.02(a)(xiii) and 5.02(d) shall be excluded from the Available Distribution Amount for the Upper-Tier REMIC.

As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $424,966,577.89.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01                   Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

10-K Filing Deadline:  As defined in Section 6.21(b)(i) hereof.

Accepted Master Servicing Practices:  With respect to any Mortgage Loan, those mortgage master servicing practices of prudent mortgage master servicing institutions which master service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accountant:  A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation:  As defined in Section 6.24.

Accrual Period:  With respect to any Distribution Date and for each Class of Certificates, the calendar month preceding the month in which the Distribution Date occurs.  Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

Acknowledgements:  The Assignment of Representations and Warranties Agreements and the Assignment, Assumption and Recognition Agreements, each dated April 30, 2013, assigning rights under the Purchase Agreements and the Servicing Agreement, respectively, from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders, acknowledged by the Master Servicer, and providing certain rights to the Controlling Holder.

Additional Form 10-D Disclosure:  As defined in Section 6.21(a)(i).

Additional Form 10-K Disclosure:  As defined in Section 6.21(b)(i).

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Additional Servicer: Each affiliate of the Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor or the Servicer, who services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans annually at the commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to be delivered). For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

Advance:  The payments required to be made by the Master Servicer or the Servicing Administrator with respect to any Distribution Date pursuant to this Agreement or the Servicing Agreement, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and the Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the Servicing Administrator have determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event:  Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

 Aggregate Expense Rate:  The sum of the Master Servicing Fee Rate, the Servicing Fee Rate and the Trustee Fee Rate.

Aggregate Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans that were outstanding as of the most recent Due Date.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

Applicable Credit Support Percentage:  As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Subordination Percentage of such Class and the aggregate of the Class Subordination Percentages of all other Classes (if any) of Subordinate Certificates having lower payment priorities than such Class.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be the lesser of:  (i) the value (or the Reconciled Market Value if more than one appraisal is received) thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinancing Mortgage Loan, such value (or the Reconciled Market Value if more than one appraisal is received) of the Mortgaged Property is based solely upon the value determined by an appraisal or appraisals made for the originator of such Refinancing Mortgage Loan at the time of origination of such Refinancing Mortgage Loan by a Qualified Appraiser.

Appraiser Independence Requirements: The Appraiser Independence Requirements effective as of October 15, 2010, as amended and in effect from time to time.

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Assessment of Compliance:  As defined in Section 6.23(a).

Authenticating Agent:  Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter “Authenticating Agent” shall mean any such successor.  The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

Authorized Officer:  Any Person who may execute an Officer’s Certificate on behalf of the Depositor or the Servicing Administrator, as applicable.

Available Distribution Amount:  With respect to any Distribution Date, the sum of the following amounts: (i) all scheduled payments of interest (net of the Servicing Fee, the Master Servicing Fee and the Trustee Fee) and principal due during the related Due Period, together with any Advances in respect thereof; (ii) Insurance Proceeds received during the related Prepayment Period; (iii) Liquidation Proceeds received during the related Prepayment Period (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any); (iv) Subsequent Recoveries received during the related Prepayment Period; (v) all Principal Prepayments, together with any accrued interest thereon, identified as having been received on the Mortgage Loans during the related Prepayment Period, plus any amounts received from the Servicing Administrator or the Master Servicer in respect of Prepayment Interest Shortfalls on such Mortgage Loans; (vi) amounts received with respect to such Distribution Date as the Substitution Amount and the Repurchase Price in respect of a Deleted Mortgage Loan or a Mortgage Loan purchased by an Originator or the Seller as of such Distribution Date as a result of a breach of a representation or warranty; and (vii) the Clean-up Call Price paid by the Master Servicer to purchase the Mortgage Loans and terminate the Trust Fund, if applicable; minus

(A) amounts applied to reimburse Advances and Servicing Advances previously made and other amounts as to which the Servicing Administrator are entitled to be reimbursed pursuant to the Servicing Agreement; (B) amounts applied to reimburse Advances and Servicing Advances previously made as to which the Master Servicer is entitled to be reimbursed pursuant to this Agreement; and (C) the sum of all related fees, charges and other costs, including indemnification amounts and costs of arbitration (other than the Trustee Fee, the Master Servicing Fee and amounts required to be paid by the Master Servicer from the Master Servicing Fee) payable or reimbursable to the Master Servicer, the Securities Administrator and the Trustee from the Trust Fund under this Agreement and the Custodian under the Custodial Agreement, subject to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter) to be paid to such parties collectively, in the order claims for payment of such amounts are received by the Securities Administrator; provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that year, would exceed $300,000, then only a portion of such claim will be paid that will make the total amount paid during that year equal to $300,000 and the excess remaining unpaid, together with any additional claims received during that year, will be deferred until the following anniversary year and if the total amount of such deferred claims exceeds $300,000 then payment in such following anniversary year (and each subsequent anniversary year as may be needed until such deferred claims are paid in full) shall be apportioned among the Master Servicer, the Securities Administrator, the Custodian and the Trustee, in proportion to the aggregate amount of deferred claims submitted by such entity as of the last day of the prior year; provided that, in no event will the aggregate amount reimbursable to the Trustee exceed $125,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter).

Back-Up Certificate:  As defined in Section 6.21(e).

Bankruptcy:  As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

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Bankruptcy Code:  The United States Bankruptcy Code, as amended.

Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the Certificate Registrar, the Depositor and the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates:  Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class B-1, Class B-2 and Class B-3.

Book-Entry Termination:  As defined in Section 3.09(c).

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banking institutions in the States of California, Delaware, Maryland, Minnesota, Missouri or New York are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Certificate:  Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Interest Rate:  With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement to this Agreement.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount:  With respect to any Certificate (other than the Interest-Only Certificates and the Class R and Class LT-R Certificates) and any Distribution Date, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) the principal portion of all Realized Losses previously allocated to such Certificate; and (iii) any Certificate Writedown Amount previously allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has been applied will be increased sequentially, in order of seniority, by an amount equal to the lesser of (A) the principal portion of any Certificate Writedown Amount or Realized Loss amount previously allocated to that Certificate to the extent not previously recovered and (B) the principal portion of any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement; and provided further that on any Distribution Date on which the Aggregate Stated Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Amount, such excess (including any excess attributable to the allocation of Principal Forbearance Amounts) will be allocated to increase the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has previously been allocated, sequentially in order of seniority, up to the principal amount of such Certificate Writedown Amount or Realized Loss to the extent not previously recovered. The Interest-Only Certificates and the Class R and Class LT-R Certificates are issued without Certificate Principal Amounts.

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Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 3.02.  The Securities Administrator will act as the initial Certificate Registrar.

Certificate Writedown Amount:  The amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Interest-Only Certificates and the Class R and Class LT-R Certificates) on any Distribution Date (after giving effect to distributions of principal and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date.

Certificateholder:  The meaning provided in the definition of “Holder.”

Certification:  As defined in the Custodial Agreement.

Civil Relief Act:  The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

Class:  Collectively, Certificates bearing the same class designation.  In the case of the Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.

Class A Certificates:  Collectively, the Class A-1, Class A-2, Class A-IO1 and Class A-IO2 Certificates or individually, any one of such Class of Certificates, substantially in the form annexed as Exhibit A and evidencing ownership of regular interests in the Upper-Tier REMIC.

Class LT-R Certificate:  The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the LT-R Interest.

Class R Certificate:  The Class R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the sole residual interest in the Upper-Tier REMIC.

Class Notional Amount:  With respect to the Interest-Only Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement to this Agreement.

Class Principal Amount: With respect to each Class of Certificates (other than the Interest-Only Certificates and the Class R and Class LT-R Certificates), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to any Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Lower-Tier REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses or Certificate Writedown Amounts allocated to such Lower-Tier Interest at the date of determination.

Class Subordination Percentage:  With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on that Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates (other than the Interest-Only Certificates and the Class R and Class LT-R Certificates) prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on that Distribution Date.

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Clean-up Call:  The optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund on any date on which the Aggregate Stated Principal Balance is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, in accordance with Section 7.01(d) of this Agreement.

Clean-up Call Price:  The price paid by the Master Servicer pursuant to Section 7.01(d) of this Agreement, which is equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans plus accrued interest thereon, to, but not including, the first day of the month in which the Clean-up Call Price is to be distributed and (ii) the fair market value of any REO Property; provided, however, that such purchase price may be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under this Agreement as a REMIC.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  April 30, 2013.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Commission:  U.S. Securities and Exchange Commission.

Controlling Holder:  At any time, the Holder of the majority of the Class Principal Amount of the Class B-5 Certificates or, if the Class Principal Amount of the Class B-5 Certificates has been reduced to zero, the holder of the majority of the Class Principal Amount of the Class B-4 Certificates. If the Class Principal Amount of the Class B-4 Certificates has been reduced to zero, then no entity will have any rights under this Agreement as a Controlling Holder. Neither the Depositor nor the Seller shall be a Controlling Holder.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares:  Shares issued by a Cooperative Corporation.

Corporate Trust Office:  With respect to the Trustee, the corporate trust office of the Trustee located at 500 Delaware Avenue, 11th Floor, Wilmington, Delaware, 19801, Attention: Corporate Trust – Sequoia Mortgage Trust 2013-6, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services Sequoia Mortgage Trust 2013-6.

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Corresponding Class of Certificates:  With respect to each Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Interest, as described in the Preliminary Statement to this Agreement.

Credit File Certification: As defined in the Custodial Agreement.

Credit File Exception Report: As defined in the Custodial Agreement.

Credit Support Depletion Date: The date on which the aggregate Class Principal Amount of the Subordinate Certificates has been reduced to zero.

Current Interest:  With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount, as applicable, of such Class prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts prior to such Distribution Date.

Custodial Accounts:  The Custodial Account (other than an Escrow Account) established and maintained by the Servicer pursuant to the Servicing Agreement with respect to the Mortgage Loans.

Custodial Agreement:  The Custodial Agreement, dated as of April 1, 2013, among the Depositor, the Seller, the Trustee, Wells Fargo Bank, N.A., as Custodian and Wells Fargo Bank, N.A., as Master Servicer, as amended from time to time.  A copy of the Custodial Agreement is attached hereto as Exhibit D.

Custodian:  A Person who is at any time appointed by the Trustee as a custodian of all or a portion of the Mortgage Documents, the Trustee Mortgage Files and the Trustee Credit Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents, Trustee Mortgage Files and Trustee Credit Files.  The initial Custodian is Wells Fargo Bank, N.A.

Cut-off Date:  April 1, 2013.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan:  The meaning specified in Section 2.04.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form, which shall initially be the Class B-4, Class B-5, Class LT-R and Class R Certificates.

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Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with a Purchase Agreement or Servicing Agreement.

Delinquent:  Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the Mortgage Bankers Association method of calculating delinquency.

Demand: As defined in Section 4.04(a).

Depositor:  Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.

Determination Date:  With respect to each Distribution Date, the 16th day of the month in which such Distribution Date occurs, or, if such 16th day is not a Business Day, the next succeeding Business Day; provided, however, that with respect to the Servicing Administrator’s Advance obligations pursuant to the Servicing Agreement, the Determination Date is the date set forth in the Servicing Agreement.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account:  The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in May 2013.

Distribution Date Statement:  As defined in Section 4.02.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the Servicing Agreement, exclusive of any days of grace.

Due Period:  As to any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs, and ending on the first day of the calendar month in which such Distribution Date occurs.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Paying Agent.  If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer compliant with the requirements set forth in the immediately preceding sentence, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments:  At any time, any one or more of the following obligations and securities:

(i)          direct obligations of, and obligations fully guaranteed by the United States of America which are backed by the full faith and credit of the United States of America;

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(ii)         (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category by each Rating Agency with respect to short-term obligations (provided that, short-term obligations with a maturity of at least 60 days must be rated “A-1+” by S&P) and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)        repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)        securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category by each Rating Agency with respect to short-term obligations (provided that, short-term obligations with a maturity of at least 60 days must be rated “A-1+” by S&P), in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)         commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category by each Rating Agency with respect to short-term obligations (provided that, short-term obligations with a maturity of at least 60 days must be rated “A-1+” by S&P), in each case at the time of such investment; and

(vi)        any money market funds rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category by each Rating Agency with respect to short-term obligations (provided that, with respect to S&P, shares of a money market fund are rated “AAAm”), including any such fund managed or advised by the Trustee or any of its Affiliates;

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  The Class A-IO2, Class B-1, Class B-2 and Class B-3 Certificates that have not been the subject of an ERISA-Qualifying Underwriting, the Class B-4, Class B-5, Class R and Class LT-R Certificates and any Class A-1, Class A-2 or Class A-IO1 Certificate (or Class A-IO2, Class B-1, Class B-2 or Class B-3 Certificate that has been underwritten) that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

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Escrow Account:  As defined in Section 1.01 of the Servicing Agreement.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.14.

Exception Report:  As defined in the Custodial Agreement.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fannie Mae:  Fannie Mae or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Fitch:  Fitch Ratings, Inc., or any successor in interest.

Form 8-K Disclosure Information:  As defined in Section 6.21(c)(i).

Freddie Mac:  Freddie Mac, or any successor thereto.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Trustee, the Master Servicer, the Securities Administrator or the Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to take such action or effect such consent has been obtained, and, in determining whether the Trustee shall be protected in taking such action or in relying upon such consent, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded.  The Trustee, the Certificate Registrar and the Securities Administrator may request and conclusively rely on certifications by the Master Servicer, the Securities Administrator or the Servicer in determining whether any Certificates are registered to an Affiliate of the Master Servicer, the Securities Administrator or the Servicer.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Insurance Policy:  With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

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Insurance Proceeds:  Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount:  For each Class of Certificates on any Distribution Date, the Current Interest for such Class as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls, which shall be allocated to each Class on a pro rata basis based on the amount of Current Interest payable to each such Class.

Interest-Only Certificates:  The Class A-IO and Class A-IO2 Certificates.

Interest Shortfall:  As to any Class of Certificates and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds (ii) amounts distributed in respect of interest to such Class on prior Distribution Dates.

Item 1123 Certificate:  As defined in Section 6.22.

KBRA:  Kroll Bond Rating Agency, Inc., or any successor in interest.

Latest Possible Maturity Date:  The Distribution Date occurring in May 2043.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) as to which, prior to the close of business on the Business Day immediately preceding the Due Date, the Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Liquidation Proceeds:  All cash amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other net proceeds received in connection with the disposition of an REO Property.

Loan-To-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest:  Any one of the interests in the Lower-Tier REMIC as described in the Preliminary Statement to this Agreement.

Lower-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

LT-R Interest:  The residual interest in the Lower-Tier REMIC, as described in the Preliminary Statement to this Agreement.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

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Master Servicer Compensating Interest Payment:  As to any Distribution Date and the Master Servicer, the lesser of (1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfalls for such date (to the extent such Prepayment Interest Shortfalls are required to be paid but are not actually paid by the Servicing Administrator as a Servicer Compensating Interest Payment).

Master Servicing Fee:  With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

Master Servicing Fee Rate:  0.02027% per annum.

Master Servicing Transfer Costs:  All reasonable costs and expenses incurred by the Trustee in connection with the appointment of a successor master servicer and the transfer of master servicing from a predecessor master servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor master servicer, the documentation of the assumption of master servicing by the successor master servicer, the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or the successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or other successor master servicer to master service the Mortgage Loans properly and effectively.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents:  With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

Mortgage Loan:  A Mortgage and the related Mortgage Note or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Qualified Substitute Mortgage Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Purchase and Sale Agreement:  The mortgage loan purchase and sale agreement, dated as of April 30, 2013, between the Seller and the Depositor.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicer from time to time to reflect the addition of Qualified Substitute Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgaged Property:  The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate:  As to any Mortgage Loan and any Distribution Date, the annual rate of interest borne by the related Mortgage Note as of the related Due Date, taking into account any Servicing Modification or other amendments to the Mortgage Note.

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Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicing Advances, the Servicing Fees, Trustee Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate:  With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate.

Net Prepayment Interest Shortfall:  With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for the related Due Period exceeds the amount of Master Servicer Compensating Interest Payment paid by the Master Servicer and Servicer Compensating Interest Payment paid by the Servicing Administrator in respect of such shortfall for such Due Period.

Net WAC Rate:  With respect to any Distribution Date, an annual rate, expressed as a percentage, equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Due Period, minus (a) a fraction, the numerator of which equals the amount of any fees, charges and other costs, including indemnification amounts and costs of arbitration (other than the Trustee Fee, the Master Servicing Fee and amounts required to be paid by the Master Servicer from the Master Servicing Fee) paid or reimbursed to the Master Servicer, the Securities Administrator and the Trustee from the Trust Fund under this Agreement and the Custodian under the Custodial Agreement during the prior calendar month, that are subject to an aggregate maximum amount of $300,000 annually, and the denominator of which equals the aggregate Stated Principal Balance of the Mortgage Loans, multiplied by (b) twelve.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder:  As defined in Section 3.03(f).

Nonrecoverable Advance:  Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer and/or the Servicing Administrator (as certified in an Officer’s Certificate of the Master Servicer and/or the Servicing Administrator, as applicable), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Non-Upper-Tier REMIC:  As defined in Section 10.01(d).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Notional Amount or Certificate Notional Amount:  With respect to an Interest-Only Certificate and any Distribution Date, such Certificate’s Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

NRSRO:  Any nationally recognized statistical rating organization for purposes of Rule 17g-5 under the Exchange Act.

NRSRO Certification:  A certification in the form of Exhibit O hereto.

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Officer’s Certificate:  (a) With respect to the Depositor, a certificate signed by two Authorized Officers of the Depositor, (b) with respect to the Master Servicer or the Securities Administrator, a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, (c) with respect to the Servicer, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or any other duly authorized officers or agents of the Servicer and (d) with respect to the Servicing Administrator, a certificate signed by an Authorized Officer of the Servicing Administrator, and in each case delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA or the taxation, or the federal income tax status, of each REMIC.

Original Applicable Credit Support Percentage:  With respect to each Class of Subordinate Certificates, the related Applicable Credit Support Percentage as of the Closing Date, which shall be equal to the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	6.50%
Class B-2	4.70%
Class B-3	3.05%
Class B-4	1.55%
Class B-5	1.05%

Original Subordinate Class Principal Amount:  The aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates as of the Closing Date.

Originator:  Each of 1st Security Bank of Washington, Academy Mortgage Corporation, Amegy Mortgage Company, L.L.C., American Pacific Mortgage Corporation, Banner Bank, Bay Equity, LLC, Benchmark Bank, Boston Private Bank & Trust Company, Castle & Cooke Mortgage, LLC, Cherry Creek Mortgage Co., Inc., Cobalt Mortgage, Inc., Cole Taylor Bank, Colonial Savings, F.A., Cornerstone Mortgage Company, DHI Mortgage Company, Ltd., Embrace Home Loans, Inc., Evergreen Moneysource Mortgage Company dba Evergreen Home Loans, Fairway Independent Mortgage Corporation, Fidelity Bank dba Fidelity Bank Mortgage, First Choice Loan Services, Inc., First Heritage Mortgage, LLC, FirstBank, Flagstar Capital Markets Corporation, Franklin American Mortgage Company, Fremont Bank, Fulton Bank, National Association, George Mason Mortgage, LLC, GFI Mortgage Bankers, Incorporated, GuardHill Financial Corporation, Guild Mortgage Company, The Huntington National Bank, Leader Bank, N.A., Megastar Financial Corporation, Michigan Mutual, Incorporated, Monarch Bank, Mortgage Master, Inc., Paramount Equity Mortgage, Perl Mortgage, Incorporated, Plaza Home Mortgage, Incorporated, Primary Residential Mortgage, Inc., PrimeLending, a PlainsCapital Company, Prospect Mortgage, LLC, Provident Savings Bank, Renasant Bank, Residential Finance Corporation, RMR Fniancial, LLC, Sandy Spring Bank, SCBT, Simonich Corporation, dba BOC Mortgage, Sterling Savings Bank, Stifel Bank and Trust, Everett Financial, Inc. DBA Supreme Lending, The Lending Partners, LLC, Total Mortgage Services, LLC, Umpqua Bank, United Shore Financial Services, LLC, Universal American Mortgage Company, LLC, W.R. Starkey Mortgage, LLP, Mortgage Access Corp. DBA Weichert Financial Services, Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A. or WJ Bradley Mortgage Capital LLC, each as seller under the related Purchase Agreement, and any successor thereto.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.  The initial Paying Agent shall be the Securities Administrator under this Agreement.

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Percentage Interest:  With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate, other than an Interest-Only Certificate, if applicable, or the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to each of the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.  With respect to an Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan:  An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include “plan assets” of such plan or arrangement under the Plan Asset Regulations by reason of their investment in the entity.

Plan Asset Regulations:  The U.S. Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Prepayment Interest Shortfall:  With respect to a Mortgage Loan and any Distribution Date, the amount by which interest paid by the related Mortgagor in connection with a Principal Prepayment on the Mortgage Loan is less than one month’s interest at the related Mortgage Rate on the Stated Principal Balance of that Mortgage Loan as of the preceding Distribution Date.

Prepayment Period:  With respect to full Principal Prepayments and (i) each Distribution Date other than the first Distribution Date, the period commencing on the 15th day of the month preceding the month in which the Distribution Date occurs through the 14th day of the month in which the Distribution Date occurs and (ii) the first Distribution Date, the period commencing April 1, 2013 through April 14, 2013. With respect to partial Principal Prepayments on any Mortgage Loan and any Distribution Date, the calendar month preceding the month in which the Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Distribution Amount:  With respect to any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment (before taking into account any Deficient Valuations or Debt Service Reductions) due on the related Due Date, whether or not received, (b) the principal portion of each Principal Prepayment made by a Mortgagor during the related Prepayment Period; (c) the principal portion of each other unscheduled collection, including any Subsequent Recoveries, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period) received during the related Prepayment Period; (d) that portion of the Repurchase Price representing principal of any Mortgage Loans repurchased by an Originator or the Seller in accordance with a Purchase Agreement or by the Seller in accordance with Section 2.04 herein, in each case to the extent received during the related Prepayment Period; (e) the principal portion of any related Substitution Amount received during the related Prepayment Period; and (f) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Clean-up Call Price in respect of principal.

Principal Forbearance Amount:  With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan, if any, that has been deferred and that does not accrue interest.

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Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease:  With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus:  The prospectus supplement dated April 29, 2013 and the accompanying prospectus dated April 24, 2013, relating to the Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class B-1, Class B-2 and Class B-3 Certificates, together with any supplement thereto.

Purchase Agreement: Each agreement listed on Exhibit H, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Qualified Appraiser:  With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac (including but not limited to the Appraiser Independence Requirements) and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Substitute Mortgage Loan:  A mortgage loan substituted by an Originator or the Seller, as applicable, for a Deleted Mortgage Loan in accordance with the applicable Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, which must, on the date of such substitution, (a) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall will be paid by the Originator or the Seller, as applicable, and distributed to Trust Fund in the month of substitution), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Deleted Mortgage Loan, (c) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan and (e) comply as of the date of substitution with each representation and warranty relating to the Mortgage Loans set forth in the applicable Purchase Agreement.

Rating Agency:  Each of Fitch, KBRA and Moody’s; provided, however, that references to a “Rating Agency” as used in the definition of “Eligible Account” and “Eligible Investments” shall not include KBRA unless KBRA rates the applicable entity or investment.

Rating Agency Information:  The notices, information, reports, certifications and oral and written statements required to be provided to each Rating Agency pursuant to this Agreement or Rule 17g-5 under the Exchange Act.

Realized Loss:  (a) With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan plus accrued interest) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid by the borrower to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds received during the month in which such liquidation occurred, to the extent not previously applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan;

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(b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation;

(c) with respect to each Mortgage Loan that has been the subject of a Servicing Modification, any principal due on the Mortgage Loan that has been written off by the Servicer and any Principal Forbearance Amount; and

(d) with respect to each Class of Certificates, the amount by which the Class Principal Amount is reduced as a result of clauses (a), (b) or (c) above.

Reconciled Market Value:  The estimated market value of a Mortgaged Property or REO Property as reasonably determined by the Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with the Servicer's customary servicing procedures.

Record Date:  With respect to any Distribution Date, the last Business Day of the month preceding the month of such Distribution Date.

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  The Servicing Criteria applicable to each party, as set forth on an exhibit to the Servicing Agreement and Exhibit K hereto.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator or the Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act Shortfalls:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement to this Agreement.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

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REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Reportable Event:  As defined in Section 6.21(c)(i).

Reporting Servicer:  As defined in Section 6.21(b)(i).

Repurchase Price: With respect to any Mortgage Loan and the applicable Originator, the “Repurchase Price” as defined in the applicable Purchase Agreement or Servicing Agreement or in the case of the Seller, the “Repurchase Price” as defined in the Mortgage Loan Purchase and Sale Agreement.

Residual Certificate:  The Class LT-R Certificates and the Class R Certificates.

Responsible Officer:  With respect to any party, any officer in the corporate trust, servicing or master servicing department or similar group of such party with direct responsibility for the administration of this Agreement and also, with respect to a particular matter related to this transaction, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificate: Any Class B-4, Class B-5, Class R or Class LT-R Certificate.

Rule 15Ga-1 Information: As defined in Section 4.04(a).

Rule 17g-5 Information Provider: The Securities Administrator.

Rule 17g-5 Website:  The website maintained by the Securities Administrator pursuant to Section 4.03.

S&P:  Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor in interest.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreement, shall give effect to any related Debt Service Reduction, any Deficient Valuation and any Servicing Modification that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

Seller:  Redwood Residential Acquisition Corporation, a Delaware corporation.

Senior Certificate:  Any one of the Class A-1, Class A-2, Class A-IO1 and Class A-IO2 Certificates, as applicable.

Senior Percentage:  With respect to each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans as of the preceding Distribution Date.

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Senior Prepayment Percentage:  With respect to any Distribution Date occurring before the Distribution Date in May 2018, 100%.  Except as provided herein, the Senior Prepayment Percentage for any Distribution Date occurring in or after May 2018 shall be as follows:

(i) in or after May 2018 to and including April 2019, the Senior Percentage plus 70% of the Subordinate Percentage for that Distribution Date;

(ii) in or after May 2019 to and including April 2020, the Senior Percentage plus 60% of the Subordinate Percentage for that Distribution Date;

(iii) in or after May 2020 to and including April 2021, the Senior Percentage plus 40% of the Subordinate Percentage for that Distribution Date;

(iv) in or after May 2021 to and including April 2022, the Senior Percentage plus 20% of the Subordinate Percentage for that Distribution Date; and

(v) in or after May 2022, the Senior Percentage for that Distribution Date;

provided, however, that there shall be no reduction in the Senior Prepayment Percentage (other than as a result of a reduction of the Senior Percentage) on any Distribution Date unless the Step-Down Test is satisfied; and provided, further, that if on any such Distribution Date on or after the Distribution Date in May 2018, the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

If on any Distribution Date the allocation to the Class A-1 and Class A-2 Certificates of Principal Prepayments and other amounts in the percentage required above would reduce the aggregate Class Principal Amount of such Classes of Certificates to below zero, the Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce the aggregate Class Principal Amount of such Classes of Certificates to zero.

Senior Principal Distribution Amount:  With respect to the Mortgage Loans and any Distribution Date, the sum of:

(1)           the Senior Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount”;

(3)           with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of:

(x)           Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

(y)           the Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan; and

(4)          any amounts described in clauses (1) through (3) above that remain unpaid with respect to the Senior Certificates from prior Distribution Dates;

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provided, however, that

(A)         if on any Distribution Date the allocation to the Class A-1 and Class A-2 Certificates of the Senior Principal Distribution Amount would reduce the aggregate Class Principal Amount of those Certificates to below zero, the distribution to such Classes of Certificates of the Senior Principal Distribution Amount for such Distribution Date shall be limited to the amount necessary to reduce the aggregate Class Principal Amount of such Classes of Certificates to zero;

(B)         until the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates is reduced to zero, if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates is less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount for such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero; and

(C)         until the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates is reduced to zero, if on any Distribution Date, the Subordinate Percentage for such Distribution Date is less than 6.50%, the Senior Principal Distribution Amount for such Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

Servicer:  Cenlar FSB, as Servicer under the Servicing Agreement.

Servicer Compensating Interest Payment:  As to any Distribution Date and the Servicing Administrator, the lesser of (1) the Servicing Fee for such date and (2) any Prepayment Interest Shortfalls with respect to any Mortgage Loans for such date.

Servicer Remittance Date:  The 20th day of each calendar month or, if such 20th day is not a Business Day, the next succeeding Business Day, commencing in May 2013.

Servicing Administrator: Redwood Residential Acquisition Corporation, as servicing administrator under the Servicing Agreement.

Servicing Administrator Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the difference, if positive, between the Servicing Fee with respect to such Mortgage Loan and the servicing compensation payable to Cenlar FSB under the Servicing Agreement.

Servicing Advances:  As defined in the Servicing Agreement.

Servicing Agreement:  The Flow Mortgage Loan Servicing Agreement, dated as of August 1, 2011, between the Seller and Cenlar FSB, as amended by Amendment No. 1 to the Flow Mortgage Loan Servicing Agreement, dated November 3, 2011, and as modified by the related Acknowledgment by and among the Seller, Cenlar FSB, the Depositor, the Servicing Administrator and the Trustee.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period. The Servicing Fee payable with respect to the Mortgage Loans will be allocated by Cenlar FSB between the Servicing Administrator and Cenlar FSB as provided in the Servicing Agreement.

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Servicing Fee Rate:   For the Servicer, a per annum rate equal to 0.25% or such other rate as may be agreed to by the Master Servicer pursuant to Section 9.01(b) of this Agreement and the Servicing Agreement.

Servicing Function Participant:  Any Subservicer or Subcontractor, other than the Servicer, the Servicing Administrator, the Master Servicer, the Securities Administrator or the Trustee, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans.

Servicing Modification:  Any reduction of the Mortgage Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer of such Mortgage Loan, default is reasonably foreseeable in accordance with the Servicing Agreement.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicer on the Closing Date pursuant to the Servicing Agreement, as such list may from time to time be amended.

Sponsor: RWT Holdings, Inc., a Delaware corporation.

Startup Day:  The day designated as such pursuant to Section 10.01(b) hereof.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor. For the avoidance of doubt, the Stated Principal Balance of any Mortgage Loan that has been prepaid in full or has become a Liquidated Mortgage Loan during the related Prepayment Period shall be zero.

Step-Down Test:  As to any Distribution Date, the test will be satisfied if both of the following conditions are met:

First, the aggregate outstanding principal balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO Property or bankruptcy status) and all Mortgage Loans subject to a Servicing Modification within the twelve months prior to that Distribution Date, averaged over the preceding six month period, as a percentage of the aggregate Class Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50%; and

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Second, cumulative Realized Losses with respect to the Mortgage Loans plus, with respect to any Mortgage Loans that have been the subject of a Servicing Modification, any interest due on such Mortgage Loans that has been written off by the Servicer, do not exceed (a) with respect to each Distribution Date occurring in the period from May 2018 to and including April 2019, 20% of the Original Subordinate Class Principal Amount, (b) with respect to each Distribution Date occurring in the period from May 2019 to and including April 2020, 25% of the Original Subordinate Class Principal Amount, (c) with respect to each Distribution Date occurring in the period from May 2020 to and including April 2021, 30% of the Original Subordinate Class Principal Amount, (d) with respect to each Distribution Date in the period from May 2021 to and including April 2022, 35% of the Original Subordinate Class Principal Amount and (e) with respect to the Distribution Date occurring in May 2022 and thereafter, 40% of the Original Subordinate Class Principal Amount.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer (or a Subservicer of the Servicer), the Master Servicer or the Securities Administrator.

Subordinate Certificate:  Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates.

Subordinate Class Percentage: As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates on such date.

Subordinate Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Percentage for such Distribution Date. The initial Subordinate Percentage is 6.50%.

Subordinate Prepayment Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for that Distribution Date.

Subordinate Principal Distribution Amount:  With respect to any Distribution Date and the Mortgage Loans, an amount equal to the sum of:

(1)           the Subordinate Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the Subordinate Prepayment Percentage of all amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount” for that Distribution Date; and

(3)           with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (3) of the definition of “Senior Principal Distribution Amount” for that Distribution Date; and

(4)           any amounts described in clauses (1) through (3) above for any previous Distribution Date that remain unpaid.

Notwithstanding the above, with respect to any Class of Subordinate Certificates (other than the Class B-1 Certificates), if on any Distribution Date the sum of the Class Subordination Percentage of such Class and the aggregate Class Subordinate Percentages of all Classes of Subordinate Certificates which have lower payment priorities than that Class is less than the Original Applicable Credit Support Percentage for that Class, no distribution of principal will be made to any such Classes on such Distribution Date. Instead, the Subordinate Principal Distribution Amount on that Distribution Date will be allocated among the more senior Classes of Subordinate Certificates, pro rata, based on their respective Class Principal Amounts.

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Notwithstanding the above, with respect to each Class of Subordinate Certificates (other than the Class B-1 Certificates), if on any Distribution Date the Class Principal Amount of that Class and the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates that have a lower payment priority than that Class is less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the portion of the Subordinate Principal Distribution Amount otherwise distributable to such Class or Classes on such Distribution Date and each succeeding Distribution Date will be allocated among the Subordinate Certificates with a higher payment priority then entitled to principal, pro rata, based on their respective Class Principal Amounts and any remaining Subordinate Principal Distribution Amount will be included in the Senior Principal Distribution Amount for such Distribution Date.

Until the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates is reduced to zero, if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates is less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount on such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

In addition, until the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates is reduced to zero, if on any Distribution Date the Subordinate Percentage for such Distribution Date is less than 6.50%, the Senior Principal Distribution Amount for such Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

Subsequent Recovery:  Any amount recovered by the Servicer (i) with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses relating to such Liquidated Mortgage Loan as well as any other previously Liquidated Mortgage Loans) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan or (ii) as a Principal Forbearance Amount.

Subservicer:  Any Person that (i) services Mortgage Loans on behalf of the Servicer, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions that are identified in Item 1122(d) of Regulation AB required to be performed under this Agreement, the Servicing Agreement or any sub-servicing agreement.

Substitution Amount:  For any month in which an Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to a Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, the amount by which the aggregate Repurchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Qualified Substitute Mortgage Loans, together with one month's interest at the applicable Net Mortgage Rate.

Tax Matters Person:  With respect to each of the Lower Tier REMIC and the Upper Tier REMIC, the “tax matters person” as specified in the REMIC Provisions which shall initially be the party described as such in Section 10.01(k).

TIA:  The Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder.

TIA Applicability Determination: A determination by the Depositor, of which it informs the Trustee, that the TIA applies to this Agreement or that qualification under the TIA or any similar federal statute is required.

Trust Fund:  As defined in Section 2.01 herein.

Trustee:  Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

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Trustee Credit Files:  With respect to each Mortgage Loan, the electronic images of certain Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

Trustee Fee:  With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Trustee Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

Trustee Fee Rate:  0.001023% per annum.

Trustee Mortgage Files:  With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

UCC:  The Uniform Commercial Code as enacted in any applicable jurisdiction from time to time.

Underwriter:  RBS Securities Inc.

Underwriter’s Exemption:  Prohibited Transaction Exemption (“PTE”) 90-59, as amended or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriter.

Underwriting Agreement:  The Underwriting Agreement, dated April 25, 2013, among the Seller, the Depositor, Redwood Trust, Inc. and the Underwriter.

Upper-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 98.00% of all Voting Interests shall be allocated to the Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates in proportion to their respective Certificate Principal Amounts.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class A-IO1 Certificates and 1.00% of all Voting Interests shall be allocated to the Class A-IO2 Certificates.  Voting Interests shall be allocated among the Certificates of each Class based on their Percentage Interests and no Certificate with a principal amount equal to zero will have any voting rights.  The Class R Certificates and Class LT-R Certificate shall not have any voting rights.

Section 1.02                   Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or the Servicer.

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ARTICLE II

DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01                   Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all right, title and interest of the Depositor in and to the Trust Fund consisting of: (i) the Mortgage Loans, including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) with respect to the Mortgage Loans, to the extent set forth in the Acknowledgements, the Depositor’s rights under the Purchase Agreements and the Servicing Agreement and all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties (collectively, the “Trust Fund”); and the Trustee declares that, subject to the Custodian's review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, all of the Certificates in the authorized denominations specified by the Depositor pursuant to Section 3.01(b).

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance and inspection of the Trustee Mortgage Files and the Trustee Credit Files, the release of Mortgage Documents, and the preparation and delivery of the certifications relating to the Trustee Mortgage Files and the Trustee Credit Files shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. In addition, the Trustee is hereby directed to execute, not in its individual capacity but solely as Trustee hereunder, and deliver the Acknowledgements and the Custodial Agreement. The Master Servicer, the Depositor, the Securities Administrator and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing and delivering the Custodial Agreement and the Acknowledgements solely in its capacity as Trustee and not in its individual capacity.

In connection with such sale, transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the Trustee Mortgage Files and the Trustee Credit Files.

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Section 2.02                   Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)           The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Certification and Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 3.2 of the Custodial Agreement and the exceptions set forth on the Exception Report.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Certification and Exception Report on the Closing Date in the forms required by the Custodial Agreement.

The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Credit File Certification and the Credit File Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Credit Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 3A.2 of the Custodial Agreement and the exceptions set forth on the Credit File Exception Report.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Credit File Certification and a Credit File Exception Report on the Closing Date in the respective forms required by the Custodial Agreement.

(b)           Within 270 days after the Closing Date, the Custodian, on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File and Trustee Credit File to ascertain that all required documents set forth in the Custodial Agreement have been received and appear on their face to conform with the requirements set forth in the Custodial Agreement.

(c)           Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)           Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the Custodial Agreement.

(e)           Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the Purchase Agreements, the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement.

Section 2.03                   Representations and Warranties of the Depositor.

(a)           The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator, as of the Closing Date or such other date as is specified, that:

(i)            the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)           the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)          the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

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(iv)          this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)           there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted, against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)          immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)         This Agreement creates either a sale or a valid and continuing security interest (as defined in the UCC), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)        The Mortgage Notes constitute “instruments” within the meaning of the applicable UCC;

(ix)           Other than the security interest or ownership interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)            None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)           The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

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Section 2.04                   Discovery of Seller Breach; Repurchase of Mortgage Loans.

(a)           Pursuant to Section 2 of the Mortgage Loan Purchase and Sale Agreement, the Seller has (i) represented and warranted as of the Closing Date that, immediately prior to its transfer of Mortgage Loans under the Mortgage Loan Purchase and Sale Agreement, the Seller owned and had good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person and (ii) made certain other representations and warranties with respect to the Mortgage Loans, and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Qualified Substitute Mortgage Loans) included in the Trust Fund satisfy such representations and warranties.  The Depositor, for the benefit of the Trustee and the Certificateholders, hereby assigns any rights it has against the Seller with respect to such representations and warranties to the Trustee, and the Seller acknowledges that it has agreed to comply with the provisions of this Section 2.04 in respect of a breach of any of such representations and warranties.

It is understood and agreed that the representations and warranties set forth in Section 2 of the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and the Trustee Credit Files and the sale and assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.  Upon discovery by the Depositor or the Seller of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan, which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such breach and request that the Depositor cure or cause the cure of such breach within 90 days from the earlier of the date that the Depositor discovered or was notified of such breach, and if the Depositor does not cure or cause the cure of such breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase and Sale Agreement to repurchase at the Repurchase Price or substitute that Mortgage Loan from the Trust Fund or, other than with respect to a breach of the representation and warranty as to good, valid and marketable title, make an indemnification payment with respect to such Mortgage Loan on or prior to the Determination Date following the expiration of such 90-day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, the Seller shall be required to repurchase or substitute or make an indemnification payment with respect to the Mortgage Loan no later than 120 days after its discovery or notice of such breach, and provided further, that, if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, the Seller shall be required to repurchase or substitute the Defective Mortgage Loan within 60 days from the date the defect was discovered and the Seller shall not have the option to make an indemnification payment with respect to such Mortgage Loan. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. The Repurchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit, shall release to the Seller the related Trustee Mortgage File and Trustee Credit File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File and Trustee Credit File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  It is understood and agreed that the obligation of the Seller to cure, to cause the cure of or to repurchase or substitute or make an indemnification payment with respect to any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders. Costs and expenses incurred by the Trustee pursuant to this Section 2.04, to the extent not reimbursed by the Seller, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

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(b)          The Seller indemnifies and holds the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

Section 2.05                   Obligations in Respect of Alleged Breach of Originator Representations and Warranties.

(a)          (i)          The Trustee shall be obligated to pursue an action against an Originator in respect of any alleged breach of a representation and warranty set forth in the applicable Purchase Agreement or against the Seller if the Seller has an obligation to cure a breach, repurchase or substitute for or make an indemnification payment with respect to a Mortgage Loan under the Mortgage Loan Purchase and Sale Agreement upon its receipt of (1) (A) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, for so long as there is a Controlling Holder under this Agreement or (B) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no Controlling Holder under this Agreement and (2) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and to provide any indemnification reasonably requested by the Trustee. The Trustee shall provide notice to the Controlling Holder prior to taking any such action. However, Certificateholders shall not have the right to require the Trustee to pursue any action with respect to any Mortgage Loan as to which a final and binding decision by an arbitrator has already been issued, regardless of the particular claims made. In connection with any such action described in this Section 2.05(a)(i), the Trustee shall seek reimbursement for its fees, costs and expenses from the applicable Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement if directed to do so by the Certificateholders that provided such funds to the Trustee pursuant to the agreement described in clause (2) above. If the Trustee recovers any such fees, costs and expenses from the Originator or the Seller, as applicable, the Trustee shall pay such amounts to such Certificateholders. To the extent the Trustee is not reimbursed by the Originator or the Seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(ii)          In addition, if the Trustee receives written notice, from a Person in a position to have knowledge of the facts and circumstances stated in such notice, of any breach of a representation or warranty regarding a Mortgage Loan made by an Originator or the Seller, which would give rise to an obligation to cure such breach, or repurchase, substitute for or make an indemnification payment with respect to any related Mortgage Loan as described herein, then, unless a final and binding decision by an arbitrator has been issued with respect to such Mortgage Loan, the Trustee in reliance on such notice shall (i) demand that the applicable Originator or the Seller, if the Seller has such an obligation, cure such breach, or repurchase, substitute for or make an indemnification payment with respect to the related Mortgage Loan, and (ii) notify the Certificateholders of the Trustee’s receipt of such notice and of the Trustee’s submission of such demand. If the Originator or Seller, as applicable, responds to the demand within 60 days of the date of the demand, the Trustee will negotiate with such party so long as such party is pursuing negotiations in good faith. If the Originator or Seller does not respond within 60 days of the date of the demand, or if the demand is not resolved within 180 days of such date, then the Trustee will not be required to pursue further action in connection with such demand unless it has received (i) (a) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, if there is a Controlling Holder under this Agreement or (b) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no longer a Controlling Holder under this Agreement and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. Prior to taking any action at the direction of Certificateholders, the Trustee will notify the Controlling Holder, if any. The Trustee shall seek to recover its fees, costs and expenses from the Originator under the terms of the applicable Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay such amounts to such Certificateholders. To the extent not reimbursed by the Originator or the Seller, as applicable, or the fees, costs and expenses of applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

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(b)          (i)          The Master Servicer shall promptly notify the Controlling Holder (if any) and the Trustee of each Mortgage Loan that becomes Delinquent for more than 120 days. The Controlling Holder (at its own expense) or, if there is no longer a Controlling Holder, the Trustee (at the expense of the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount), shall engage a third party to review each Mortgage Loan that has been Delinquent for more than 120 days, other than any such Mortgage Loan that was the subject of a previous arbitration proceeding under the related Purchase Agreement or under the Mortgage Loan Purchase and Sale Agreement, to review whether any breaches of the representations and warranties given by an Originator under the related Purchase Agreement have occurred or if the Seller has an obligation to cure a breach, repurchase or substitute for or make an indemnification payment with respect to a Mortgage Loan under the Mortgage Loan Purchase and Sale Agreement. Such third party shall be a recognized third party with experience performing due diligence on residential mortgage loans and shall not be the same party that performed the pre-offering review of the Mortgage Loans. Any such review shall include, at a minimum, a review as to whether the Mortgage Loan was underwritten in accordance with the Originator's underwriting standards in effect at the time of origination, whether the Mortgage Loan was originated in accordance with all applicable laws and regulations, and whether any fraud may have occurred in connection with the origination of the Mortgage Loan. The third party shall report its findings and provide an attestation that its review and report have not been influenced or affected by interested parties. If, as a result of such review, there is evidence that a breach of a representation or warranty may have occurred requiring the Originator or the Seller to cure such breach, repurchase or substitute for or make an indemnification payment with respect to the related Mortgage Loan, then the Controlling Holder or the Trustee, as applicable, will enforce such obligation, including participating in an arbitration proceeding pursuant to the related Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, if necessary. If the Controlling Holder is the same entity as or an Affiliate of the party against which an enforcement action is to be taken, then the Trustee will enforce the remedy obligation of such party. If the Trustee is obligated to take such an action, the Trustee shall first (i) demand that the applicable Originator or the Seller, if the Seller has such an obligation, cure such breach, or repurchase, substitute for or make an indemnification payment with respect to the related Mortgage Loan, and (ii) notify the Certificateholders of the Trustee’s submission of such demand. If the Originator or Seller, as applicable, responds to the demand within 60 days of the date of the demand, the Trustee will negotiate with such party so long as such party is pursuing negotiations in good faith. If the Originator or Seller does not respond within 60 days of the date of the demand, or if the demand is not resolved within 180 days of such date, then the Trustee will not be required to pursue further action in connection with such demand unless it has received (i) (a) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, if there is a Controlling Holder under this Agreement or (b) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no longer a Controlling Holder under this Agreement and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee in pursuing such further action, and provide any indemnification reasonably requested by the Trustee. In connection with any such action against an Originator or the Seller, the Trustee shall pursue reimbursement for its fees, costs and expenses from such Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay these amounts to such Certificateholders. To the extent not reimbursed by the Originator or the Seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

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(ii)         If, as a result of a review of a Mortgage Loan conducted pursuant to Section 2.05(b)(i) above, the Controlling Holder or the Trustee, as applicable, concludes that a breach of a representation or warranty that would require the Originator or the Seller to cure, repurchase or substitute for or make an indemnification payment with respect to the related Mortgage Loan has not occurred, then such party shall notify the Securities Administrator in writing and the Certificateholders shall be notified of this decision and provided details of the review pursuant to a Distribution Date Statement; provided, that the Securities Administrator shall only be required to include such notification and any related details on any Distribution Date Statement to the extent it has received the same. The Certificateholders may direct the Trustee to enforce a remedy obligation despite such a determination by either the Controlling Holder or the Trustee if, within thirty days of notification of the Certificateholders, (i) the Trustee receives written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) the Holders directing the Trustee to enforce the remedy obligation agree to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee and to provide any indemnification reasonably requested by the Trustee. In connection with any such action against an Originator or the Seller, the Trustee shall pursue reimbursement for its fees, costs and expenses from such Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay such amounts to such Certificateholders. To the extent not reimbursed by the originator or the seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(c)          If an Originator has breached a representation under the related Purchase Agreement stating that a Mortgage Loan is a “qualified mortgage” (as defined in the REMIC Provisions) and the Originator fails to repurchase such non-qualified Mortgage Loan within ninety days from the date the defect was discovered, the Depositor shall use commercially reasonable efforts to sell such Mortgage Loan for its fair market value, as determined by the Depositor and which may be less than its outstanding principal balance, within ninety days from the date the defect was discovered. The Trustee will release the applicable Mortgage Loan upon receipt of the sale price in accordance with the procedures set forth in Section 2.04(a) hereof.

Section 2.06                   Intention of Parties.

(a)          Notwithstanding any other provision of this Agreement, it is intended by each of the parties hereto that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan or other obligation, so that the Trustee shall be the owner of the Trust Fund for the benefit of the holders of the Certificates.

However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then (a) this Agreement shall constitute a security agreement, and (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans, (ii) all other property in the Trust Fund, (iii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iv) all proceeds of the foregoing.

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(b)           The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in the Trust Fund, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of the Seller, the Depositor or the Trustee, (B) any change of location of the Seller or the Depositor, or (C) any change under the relevant UCC or other applicable laws.  Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under the laws of an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

Section 2.07                   Controlling Holder Assumption of Purchase Agreement and Servicing Agreement Rights.

(a)          [Reserved].

(b)          By its purchase of the applicable Class of Subordinate Certificates, the Controlling Holder assumes the rights and all related responsibilities of the Trustee as “Purchaser” under each Purchase Agreement and Servicing Agreement as set forth in the “Controlling Holder Rights” section of each applicable Acknowledgement, and shall be entitled to exercise such rights in its sole discretion. The Depositor, the Controlling Holder and each other Certificateholder, by its acceptance of any Certificate or any beneficial ownership interest therein, each acknowledges and agrees that (i) the Controlling Holder may exercise such rights in such a manner that may not be in the best interests of all of the Certificateholders, (ii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any liability with respect to any acts or omissions of the Controlling Holder in the exercise of such rights, and (iii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any duty or obligation to exercise any such rights in the place or stead of the Controlling Holder (so long as there is a Controlling Holder) or to monitor or oversee the exercise of any such rights by the Controlling Holder. The Controlling Holder agrees that it shall exercise its rights in such a manner as will maximize returns to all Classes of Certificateholders taken as a whole.

(c)          Each of the Master Servicer, the Securities Administrator and the Trustee shall cooperate with the Controlling Holder as may be reasonably necessary for the Controlling Holder to exercise its rights hereunder and under the Purchase Agreements and the Servicing Agreement; provided, however, that, except as otherwise provided in Section 2.05, the Trustee shall not be required to take any legal action or participate in or facilitate any arbitration proceeding or other litigation relating to the Mortgage Loans or the obligations of the Originators or the Servicer with respect thereto unless and until it is directed in writing by the Controlling Holder and it is assured of the recovery of its expenses from the Controlling Holder.

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(d)          The Controlling Holder shall indemnify each of the Master Servicer, the Securities Administrator and the Trustee and hold it harmless from and against any claim, loss, liability, damage, cost or expense (including, without limitation, reasonable legal fees and expenses) incurred or expended by the Master Servicer, the Securities Administrator or the Trustee (without negligence or willful misconduct on the part of the Master Servicer, the Securities Administrator or the Trustee) with respect to claims of a third party arising from any act or omission of the Controlling Holder in the exercise of its rights as Controlling Holder hereunder and under the Purchase Agreements and the Servicing Agreement.

(e)          If the Controlling Holder transfers its ownership interest in any Class of Certificates in a manner resulting in there being no Controlling Holder under this Agreement or a change in the Controlling Holder, it shall so notify the Master Servicer, the Securities Administrator and the Trustee. If the Depositor has actual knowledge of a change in Controlling Holder or that there is no Controlling Holder under this Agreement, it shall so notify the Master Servicer, the Securities Administrator and the Trustee.

Section 2.08                   Obligations in Respect of Proposed Eminent Domain Mortgage Loan Acquisition

(a)          The Master Servicer or the Trustee shall promptly notify the Controlling Holder (if any), and the Master Servicer or the Trustee, as applicable, if it has received notice that any governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain. The Controlling Holder shall obtain or cause to be obtained or, if there is no longer a Controlling Holder, the Trustee shall cause the Servicer to obtain, a valuation on the related property in the form of a broker’s price opinion or another valuation method that it deems appropriate. The Controlling Holder, if any, may also engage a third party to review each such Mortgage Loan to determine whether the payment offered by such governmental entity for the Mortgage Loan is the fair market value (the “Fair Value”) of such Mortgage Loan. Any such third party reviewer must be a recognized third party with experience performing valuations of residential mortgage loans. The Controlling Holder, if any, also may engage legal counsel to assess the legality of such governmental entity’s proposed exercise of its power of eminent domain to acquire the Mortgage Loan to determine whether there are bona fide legal grounds for contesting such acquisition (without regard to issues relating to the amount of compensation to be paid) (each such determination referred to herein as a “legality determination”). If, as a result of such review, the Controlling Holder determines that the offered payment does not constitute the Fair Value of the Mortgage Loan or that there may be bona fide legal grounds to contest such proposed acquisition, then the Controlling Holder may contest such acquisition through appropriate legal proceedings.

(b)          If, as a result of a review conducted pursuant to Section 2.08(a) above, the Controlling Holder concludes that it will not contest the proposed acquisition, then the Controlling Holder shall notify the Securities Administrator and the Trustee in writing and the Securities Administrator shall notify the Certificateholders of this decision and provide details of the review pursuant to a Distribution Date Statement; provided, that the Securities Administrator shall only be required to include such notification and any related details on any Distribution Date Statement to the extent it has received the same. After such notification has been delivered, notwithstanding such a determination by the Controlling Holder, the Certificateholders may direct the Trustee to contest an acquisition of a Mortgage Loan through exercise of the power of eminent domain, or the amount of the offered payment for such Mortgage Loan, if, within thirty days of notification of the Certificateholders, (i) the Trustee receives written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) the Holders directing the Trustee to take such action agree to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee and to provide any indemnification reasonably requested by the Trustee. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from the governmental entity, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to pay such amounts to such Certificateholders unless the Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed by the governmental entity or the Certificateholders, the Trustee shall be reimbursed by the Trust Fund for any costs incurred by it in connection with the performance of such duties, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

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(c)          If there is no longer a Controlling Holder, the Trustee shall notify the Certificateholders that it has received notice that a governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain and of the results of the valuation on the related property obtained. The Trustee shall take such other actions with respect to the action of the governmental authority as are consistent with the instructions of the Certificateholders, provided the Trustee shall have no duty or obligation to take such actions except (i) in accordance with the written direction by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from such governmental entity if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to reimburse such amounts to such Certificateholders unless the Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed by the governmental entity or the Certificateholders, the Trustee shall be reimbursed by the Trust Fund for any costs incurred by it in connection with the performance of such duties, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

For the avoidance of doubt, neither the Controlling Holder nor The trustee shall be liable for any legality determination or determination of Fair Value made as described above, or any actions taken by them with respect to or in reliance on such determinations.

(d)          In performing its duties under this Section 2.08, each of the Controlling Holder and the Trustee may rely upon, and shall be protected in acting or refraining from acting upon, any legality determination by a nationally recognized law firm and any determination of Fair Value by a recognized third party with experience in performing valuations of residential mortgage loans.

ARTICLE III

THE CERTIFICATES

Section 3.01                   The Certificates.

(a)           The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York UCC.  The Certificates will be evidenced by one or more certificates, ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the Preliminary Statement to this Agreement, as applicable.

(b)           The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon the sale of the Mortgage Loans to the Trustee as described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(c)           The Class B-4, Class B-5, Class R and Class LT-R Certificates are offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act and shall be issued with the applicable legends set forth in Exhibit A. The Class B-4 and Class B-5 Certificates shall be issued initially as Definitive Certificates and the Class R and Class LT-R Certificates shall be issued only as Definitive Certificates.

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Section 3.02                   Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”).  A registration book shall be maintained for the Certificates collectively.  The Certificate Registrar may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer. The Trustee may at any time remove the Certificate Registrar by giving written notice of such removal to such Certificate Registrar, the Depositor and the Master Servicer. Upon receiving a notice of resignation or upon such a removal, the Trustee may appoint a bank or trust company to act as successor certificate registrar, shall give written notice of such appointment to the Depositor and the Master Servicer and shall mail notice of such appointment to all Holders of Certificates. Any successor certificate registrar upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Certificate Registrar. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Section 3.03                   Transfer and Exchange of Certificates.

(a)           A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)           A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)           By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

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(i)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit E-1 hereto and has furnished to the Certificate Registrar a certificate of the transferee in the form of Exhibit E-2 hereto; and

(ii)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit F hereto.

(d)    (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Securities Administrator, has received (A) a certificate substantially in the form of Exhibit G hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) in the case of an ERISA-Restricted Certificate that is not a Residual Certificate, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate (other than a Residual Certificate) by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code.  Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit G.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of, or an entity holding “plan assets” of, a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of, or an entity holding “plan assets” of, a Plan.

(ii) If any ERISA-Restricted Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding two paragraphs, then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such ERISA-Restricted Certificate was not permitted by this Section 3.03(d), the next preceding permitted beneficial owner will be treated as the beneficial owner of that ERISA-Restricted Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor and the Certificate Registrar from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

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(e)           As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)           Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar and the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Depositor, the Certificate Registrar, the Trustee, the Securities Administrator and the Paying Agent shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless a Responsible Officer of the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

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If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Depositor, the Certificate Registrar, the Securities Administrator, the Trustee and the Paying Agent shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [LT-R] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [LT-R] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(g)           Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

(h)           Neither the Seller nor the Depositor shall be the Holder of any Subordinate Certificates.

Section 3.04                   Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

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Section 3.05                   Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Trustee or any agent in connection therewith.

Section 3.06                   Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

Section 3.07                   Temporary Certificates.

(a)           Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)           If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

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Section 3.08                   Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than the Securities Administrator or itself, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Securities Administrator, and the Securities Administrator as initial Paying Agent hereby agrees with the Trustee, that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator.  If the Paying Agent is not the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09                   Book-Entry Certificates.

(a)           Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)           the provisions of this Section 3.09 shall be in full force and effect;

(ii)           the Certificate Registrar, the Securities Administrator, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)           to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)           the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)           Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator or the Trustee, as the case may be, shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

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(c)           If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  None of the Depositor, the Certificate Registrar, the Securities Administrator, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01                   Custodial Accounts; Distribution Account.

(a)           On or prior to the Closing Date, the Servicer will be required to establish and maintain one or more Custodial Accounts, as provided in the Servicing Agreement, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the Servicing Agreement, shall be deposited.  On each Servicer Remittance Date, the Servicer will remit to the Securities Administrator, for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the Servicing Agreement.

(b)           The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee for the benefit of Sequoia Mortgage Trust 2013-6 Holders of Mortgage Pass-Through Certificates.”  The Securities Administrator shall hold the Distribution Account and all money and other property therein in trust for the benefit of the Certificateholders. The Securities Administrator shall, promptly upon receipt from the Servicer on each Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)           the aggregate of collections with respect to the Mortgage Loans remitted by the Servicer from the Custodial Account in accordance with the Servicing Agreement;

(ii)         any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Master Servicer Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicing Administrator; and

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(iii)          any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)           In the event the Master Servicer or the Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or the Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)           On each Distribution Date and the final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Securities Administrator may, with the consent of the Depositor, from time to time withdraw from the Distribution Account and pay to itself, the Master Servicer, the Trustee, the Custodian, the Servicer or the Servicing Administrator any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to clauses (A) and (B) of the definition of Available Distribution Amount.

(e)          Funds in the Distribution Account for the period from the Servicer Remittance Date to the related Distribution Date shall, if invested, be invested in Eligible Investments selected by the Securities Administrator, which shall mature not later than the Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee in trust for the benefit of the Trustee and Holders of the Sequoia Mortgage Trust 2013-6 Certificates. All income and gain realized from any Eligible Investment in the Distribution Account shall be compensation to the Securities Administrator. The Securities Administrator shall deposit the amount of any losses incurred in respect of any such investments out of its own funds, without any right of reimbursement therefor, immediately as realized.

Section 4.02                   Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicer) (the “Distribution Date Statement”):

(a)           the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)           the amount of the distributions set forth in clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)           the amount of the distributions set forth in clause (a) allocable to interest;

(d)           the amount of any unpaid Interest Shortfall, Net Prepayment Interest Shortfalls and Relief Act Shortfalls with respect to each Class of Certificates;

(e)           the Class Principal Amount of each Class of Certificates (other than the Interest-Only Certificates) and the Class Notional Amount of the Interest-Only Certificates, in each case after giving effect to the distribution of principal on that Distribution Date;

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(f)           the Aggregate Stated Principal Balance of the Mortgage Loans at the beginning and at the end of the related Prepayment Period, the Mortgage Rates (in incremental ranges) and the weighted average remaining term of the Mortgage Loans;

(g)           the aggregate Substitution Amount and the aggregate Repurchase Price deposited into the Distribution Account with respect to the Mortgage Loans , which information may be presented in a footnote;

(h)           the Senior Percentage and the Subordinate Percentage for the following Distribution Date;

(i)           the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

(j)           the amount of the Master Servicing Fee, the Servicing Fee and the Trustee Fee paid to or retained by the Master Servicer, the Servicer and the Trustee, respectively, and the amount of any fees paid to the Securities Administrator and the Custodian;

(k)          the aggregate amount of Advances for the related Due Period;

(l)           the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(m)          the amount of cash flow received for such Distribution Date, and the sources thereof;

(n)            for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;

(o)           the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

(p)           the amount of Realized Losses incurred during the preceding calendar month;

(q)          the cumulative amount of Realized Losses incurred since the Closing Date;

(r)          the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(s)          the Certificate Interest Rate for each Class of Certificates and the Net WAC Rate for that Distribution Date;

(t)          any Servicing Modifications with respect to any Mortgage Loan during the related Due Period;

(u)          the applicable Record Date, Accrual Period and calculation date for each Class of Certificates and such Distribution Date;

(v)          the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date;

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(w)          the nature of any material breach of a representation and warranty relating to the characteristics of the Mortgage Loans or any transaction covenants;

(x)           the amount of Advances and Servicing Advances reimbursed during the related Due Period;

(y)          the amount of any Subsequent Recoveries;

(z)          the amount of any fees, charges and costs paid or reimbursed to the Master Servicer and the Custodian from the Distribution Account pursuant to this Agreement or the Custodial Agreement;

(aa)         the amounts of any Master Servicer Compensating Interest Payments and Servicer Compensating Interest Payments for such Distribution Date;

(bb)         whether the Step-Down Test has been satisfied for such Distribution Date;

(cc)          the status and outcome of the Mortgage Loan review conducted pursuant to Section 2.05(b); and

(dd)         the status and outcome of the review conducted pursuant to Section 2.08(b), as reported to the Securities Administrator.

On each Distribution Date, the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

In addition to the information listed above, such Distribution Date Statement shall also include such other information as is required to be reported on Form 10-D by Item 1121(a) and (b) (§229.1121) of Regulation AB.

The Securities Administrator shall make such reports, any Form 10-K's and Form 10-D's relating to the Certificates filed under the Exchange Act and such other loan level information as the Depositor and the Securities Administrator shall agree available each month via the Securities Administrator’s website at http://www.ctslink.com.  Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526.  Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such.  In preparing or furnishing the foregoing information to the Certificateholders, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicer, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information listed above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

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Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company (which request, if received by the Trustee or the Certificate Registrar, shall be promptly forwarded to the Securities Administrator), the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by the Servicer under the Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from the Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that (i) such Certificateholders shall pay in advance for the Securities Administrator’s actual expenses incurred in providing such reports and access and such expenses shall not be paid by the Trust Fund and (ii) the Securities Administrator shall provide such information and documentation only to the extent that the Securities Administrator would not be in violation of any applicable privacy laws.

Section 4.03                   Rule 17g-5 Compliance.

(a)          The Rule 17g-5 Information Provider shall, upon receipt of an NRSRO certification in the form of Exhibit O, make available on its Rule 17g-5 Website solely to the Depositor, each Rating Agency and to any NRSRO the following items, but only to the extent such items are delivered to it by electronic mail to rmbs17g5informationprovider@wellsfargo.com, specifically with a subject reference of “SEMT 2013-6” and an identification of the type of information being provided in the body of such notice, or any other delivery method established or approved by the Rule 17g-5 Information Provider if or as may be necessary or beneficial:

(i)          any Rating Agency Information provided to the Rule 17g-5 Information Provider in accordance with Sections 6.06, 6.07, 6.14, 9.01, 9.02, 11.03 and 11.12 of this Agreement, as well as reports prepared in accordance with Sections 6.21, 6.22, 6.23 and 6.24 (provided that the Rule 17g-5 Information Provider shall not be required to post to its Rule 17g-5 Website any such information previously posted to and available on the Securities Administrator’s website);

(ii)         any notice of any amendment that modifies the procedures herein relating to Exchange Act Rule 17g-5 pursuant to this Agreement; and

(iii)        a summary of any oral conversation with a Rating Agency regarding any Mortgage Loan, any Mortgaged Property or any REO Property, to the extent required to be provided pursuant to Rule 17g-5.

The foregoing information shall be made available by the Rule 17g-5 Information Provider on its Rule 17g-5 Website. Such information shall be posted to the Rule 17g-5 Website on the same Business Day as it is received, provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day. The Rule 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the requirements of this Agreement, or otherwise is or is not anything other than what it purports to be. The Rule 17g-5 Information Provider shall not be deemed to have obtained actual knowledge of any information by virtue of the receipt and posting of such information to the Rule 17g-5 Website. Further, notwithstanding anything to the contrary herein, in the event the Depositor determines that any information previously posted to the Rule 17g-5 Website should not have been posted thereto pursuant to the terms of this Agreement, the Depositor shall direct the Rule 17g-5 Information Provider in writing to remove such information from the Rule 17g-5 Website, such written notice to specify the information to be so removed. The Rule 17g-5 Information Provider (i) shall have no obligation or duty to verify, confirm or otherwise determine the accuracy of the information contained in such written direction, (ii) shall be entitled to rely fully upon such written direction and (iii) shall not be held liable in connection with removing any such information from the Rule 17g-5 Website upon the receipt of such written direction.

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The Rule 17g-5 Information Provider shall provide a mechanism to notify any party that has submitted an NRSRO Certification each time the Rule 17g-5 Information Provider posts an additional document to the Rule 17g-5 Website.

In connection with providing access to the Rule 17g-5 Website, the Rule 17g-5 Information Provider may require registration and the acceptance of a disclaimer. The Rule 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, has no obligation to review such information, and assumes no responsibility for such information. The Rule 17g-5 Information Provider shall not be liable for its failure to make any information available to each Rating Agency or NRSROs unless such information was delivered to the Rule 17g-5 Information Provider at the email address specified in writing to the Depositor, with a subject heading of “SEMT 2013-6” and sufficient detail to indicate that such information is required to be posted on the Rule 17g-5 Website.

If any NRSRO that has previously submitted an NRSRO Certification and whose NRSRO Certification has been accepted, notifies the Rule 17g-5 Information Provider that it is unable to access information posted to the Rule 17g-5 Website and such access issue is determined to be the result of a problem with the Rule 17g-5 Website, if such access issue is not resolved within one Business Day of such determination, the Rule 17g-5 Information Provider shall so notify the Depositor.

(b)          Each of the Master Servicer and the Trustee hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to a Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to a Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Rule 17g-5 under the Exchange Act, including to the extent set forth herein, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to this Section 4.03 prior to communicating with such Rating Agency.

Section 4.04                   Rule 15Ga-1 Compliance.

(a)           To the extent a Responsible Officer of the Master Servicer receives a demand for the repurchase or substitution of a Mortgage Loan based on a breach of a representation or warranty made by the Seller or the Originator of such Mortgage Loan (each, a “Demand”), the Master Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Trustee. To the extent a Responsible Officer of the Trustee receives a Demand, it shall provide the Depositor with prompt written notice of such Demand.

(b)          In connection with the repurchase or substitution of a Mortgage Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand (i) the Master Servicer agrees, to the extent a Responsible Officer of the Master Servicer has actual knowledge thereof, promptly to notify the Trustee in writing, and (ii) the Trustee agrees, to the extent a Responsible Officer of the Trustee has actual knowledge thereof, promptly to notify the Depositor in writing.

(c)          With respect to Rule 15Ga-1 of the Exchange Act, to the extent in its possession, the Trustee shall provide the Depositor with any applicable information relating to a Demand (the “Rule 15Ga-1 Information”) in a timely manner so as to enable the Depositor to meet its reporting obligations under Rule 15Ga-1. The Depositor shall be entitled conclusively to rely on the Rule 15Ga-1 Information provided to it by the Trustee in connection with the compilation by the Depositor of the Rule 15Ga-1 Information required to be reported on Form 10-D. For the avoidance of doubt, the Depositor shall have sole responsibility for compiling the Rule 15Ga-1 Information required to be reported on Form 10-D, and the Securities Administrator shall be entitled conclusively to rely on any Rule 15Ga-1 Information provided to it by the Depositor for inclusion on each Form 10-D. Other than with respect to the obligations of the Trustee in this Section 4.04, the Trustee shall have no responsibility or liability in connection with any filing required to be made by the Depositor pursuant to Rule 15Ga-1 of the Exchange Act.

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ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01                   Distributions Generally.

(a)           Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions to holders of Certificates as of the related Record Date in accordance with this Article V.  Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000, or in the case of any Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.  Notwithstanding such final payment of principal of any of the Certificates, each Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Certificates and at such time such final payment in retirement of any Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)           All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

Section 5.02                  Distributions From the Distribution Account.

(a)          Subject to Sections 5.02(b) and (c), on each Distribution Date, the Available Distribution Amount, to the extent received by the Securities Administrator, shall be withdrawn by the Paying Agent from funds in the Distribution Account and allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority:

(i)          to the Senior Certificates, pro rata, such Class’s Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(ii)          to the Class A-1 and Class A-2 Certificates, pro rata in accordance with their respective Class Principal Amounts, the Senior Principal Distribution Amount, until their respective Class Principal Amounts have been reduced to zero;

(iii)         to the Class B-1 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

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(iv)         to the Class B-1 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(v)          to the Class B-2 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(vi)          to the Class B-2 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(vii)         to the Class B-3 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(viii)        to the Class B-3 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(ix)          to the Class B-4 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(x)           to the Class B-4 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(xi)          to the Class B-5 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(xii)         to the Class B-5 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero; and

(xiii)        to the Class LT-R Certificates and the Class R Certificates, any remaining amount of the Available Distribution Amount allocated as provided in Section 5.02(d).

(b)          On each Distribution Date on and after the Credit Support Depletion Date, the Senior Principal Distribution Amount shall be distributed to the Senior Certificates (other than the Interest-Only Certificates) pro rata in accordance with their respective Class Principal Amounts.

(c)          Notwithstanding the priority and allocation set forth in Section 5.02(a), if with respect to any Class of Subordinate Certificates other than the Class B-1 Certificates on any Distribution Date the sum of the Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a lower payment priority than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of principal shall be made to any such Classes. The Subordinate Principal Distribution Amount shall be allocated among the Classes of Subordinate Certificates having higher payment priorities than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a) above.

(d)           Amounts distributed to the Residual Certificates pursuant to Section 5.02(a)(xiii) on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date; provided, however, that the Class LT-R Certificate shall be entitled to any amounts representing net gain resulting from the sale of any REO Properties or other Liquidation Proceeds due to the Residual Certificates with respect to the Mortgage Loans.

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(e)          For purposes of distributions of interest in Section 5.02(a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(f)          Amounts distributed to the Certificates (other than the Class LT-R Certificate) pursuant to this Section shall be deemed to have first been distributed from the Lower Tier REMIC to the Upper Tier REMIC in respect of the Lower Tier REMIC regular interests in accord with the distribution provisions for the Lower Tier REMIC set forth in the Preliminary Statement.

Section 5.03                   Allocation of Losses.

(a)           On or prior to each Distribution Date, the Master Servicer shall calculate the aggregate Realized Losses for such Distribution Date based on the information with respect to losses as reported to it by the Servicer.

(b)           On each Distribution Date, the Securities Administrator shall allocate the principal portion of Realized Losses as follows:

first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class B-5 Certificates and ending with the Class B-1 Certificates) until the Class Principal Amount of each such Class is reduced to zero; and

second, to the Class A-1 and Class A-2 Certificates, pro rata in accordance with their respective Class Principal Amounts, until their respective Class Principal Amounts have been reduced to zero.

(c)           On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the lowest payment priority shall be reduced on each Distribution Date by the Certificate Writedown Amount and if no Subordinate Certificates are then outstanding the Class Principal Amounts of the Class A-1 and Class A-2 Certificates shall be reduced by the Certificate Writedown Amount, pro rata in accordance with their respective Class Principal Amounts.

(d)           Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(e)           Subsequent Recoveries in respect of the Mortgage Loans shall be distributed to the Certificates still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Certificate Writedown Amount or Realized Loss will be increased, pro rata in accordance with their respective Class Principal Amounts in the case of the Class A-1 and Class A-2 Certificates and sequentially in order of seniority in the case of the Subordinate Certificates, by the lesser of (i) the amount of such Subsequent Recovery (reduced by any amounts applied for this purpose to more senior-ranking Certificates) and (ii) the Realized Loss amount previously allocated to such Class.

(f)           Realized Losses and the amount of any Certificate Writedown Amount allocated by this Section to a Class of Certificates shall be allocated to the corresponding Lower Tier REMIC Interest and shall reduce the Class Principal Amount of such Lower Tier REMIC Interest to the same extent that the Class Principal Amount of such Class of Certificates is reduced pursuant to the provisions of this Section. Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of subsection 5.03(e) shall be deemed to have been distributed to the corresponding Lower Tier REMIC Interest. To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of subsection 5.03(e), the principal balance of the corresponding Lower Tier REMIC Interest shall be increased by the same amount.

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(g)          Any Class of Certificates or Lower-Tier Interest whose Class Principal Amount has been reduced to zero due to the allocation of Realized Losses will nonetheless remain outstanding under this Agreement and will continue to be entitled to receive Subsequent Recoveries until the termination of the Trust Fund; provided, however, that no such Class of Certificates will have voting rights with respect to matters under this Agreement requiring or permitting actions to be taken by any Certificateholders.

Section 5.04                   Servicer Obligations.

In the event of any inconsistency between this Agreement and the Servicing Agreement with respect to obligations of the Servicer, the provisions of the Servicing Agreement shall govern such obligations.

Section 5.05                   Advances by Master Servicer.

If the Servicing Administrator fails to remit any Advance required to be funded under the Servicing Agreement, the Master Servicer shall itself fund, or shall cause the successor Servicer or successor Servicing Administrator to fund, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the Servicing Administrator) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer and the Servicing Administrator shall be entitled to be reimbursed for all Advances funded by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is nonrecoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is nonrecoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.

Section 5.06                   Master Servicer Compensating Interest Payments.

The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Master Servicer Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

ARTICLE VI

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

Section 6.01                   Duties of Trustee and the Securities Administrator.

(a)           The Trustee, except during the continuance of an Event of Default, and the Securities Administrator each undertake to perform their respective duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee and the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator, as the case may be. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

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(b)           Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee or the Securities Administrator pursuant to this Agreement and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee’s or the Securities Administrator’s satisfaction, the Trustee or the Securities Administrator, as applicable, will provide notice thereof to the Certificateholders and take such further action as directed by the Certificateholders pursuant to Sections 6.02(d) and 6.02(f).

(c)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)          The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)          For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)        For all purposes under this Agreement, except when the Master Servicer is the Securities Administrator, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator or payment on a Distribution Date when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)          No provision of this Agreement shall require the Trustee or the Securities Administrator (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Depositor, the Master Servicer or any other Person under this Agreement, the Servicing Agreement or the Custodial Agreement; and

(v)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be responsible for any act or omission of the Master Servicer (other than, in the case of the Securities Administrator, as provided in the next sentence), the Depositor, the Seller, the Servicer, the Custodian or the Controlling Holder. If the Master Servicer is the Securities Administrator, the Securities Administrator shall be responsible for any act or omission of the Master Servicer.

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(d)           The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Servicer (with a copy to the Master Servicer) upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)           None of the Trustee, the Securities Administrator or the Master Servicer shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Securities Administrator or the Master Servicer or exercising any trust or power conferred upon the Trustee, the Securities Administrator or the Master Servicer under this Agreement.

(f)           Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Servicer under this Agreement or the Servicing Agreement except, with respect to the Master Servicer, during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)           Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to record, file, or deposit this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to maintain any such recording or filing or depositing or to undertake any rerecording, refiling or redepositing of any thereof, (B) to procure or maintain any insurance, (C) to pay or discharge any tax, assessment, or other governmental charge or penalty or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or the Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement or the Servicing Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(h)          None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, unless it shall be proved that the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, was negligent in ascertaining the pertinent facts.

(i)           Notwithstanding anything in this Agreement to the contrary, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)          Neither the Trustee nor the Securities Administrator (regardless of the capacity in which it is acting) shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

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(k)          The duties and obligations of the Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar shall be determined solely by the express provisions of this Agreement, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar and, in the absence of bad faith on the part of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such party that conform to the requirements of this Agreement.

Section 6.02                   Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(a)           Before taking or refraining from taking any actions hereunder, each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)           Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(d)           Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates or such other percentage specified in Section 2.05 with respect to actions described in Section 2.05; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  Except as otherwise provided in Section 2.05, the reasonable expense thereof shall be paid by the party requesting such investigation and shall not be paid by the Trust Fund; and, provided further, that in the case of an alleged breach of an Originator's representations and warranties, the provisions of Section 2.05 must be satisfied.

(e)           Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment; provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein; provided further that the Trustee shall not be responsible for the duties and obligations of Wells Fargo Bank, N.A. in its capacity as any of the Custodian, the Paying Agent, the Authenticating Agent, the Securities Administrator or the Certificate Registrar under this Agreement or the Custodial Agreement, as applicable;

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(f)           Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, and the Trustee shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, security or indemnity reasonably satisfactory to the Trustee or the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

(g)          The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act;

(h)           Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

(i)           Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Trustee in connection with the review of the Trustee Mortgage Files and the Trustee Credit Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan pursuant to this Agreement, the Mortgage Loan Purchase and Sale Agreement, the Purchase Agreements or the Servicing Agreement, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement including, without limitation, whether any mortgage loan is a Qualified Substitute Mortgage Loan, except as set forth in Section 2.05 with respect to the Trustee.

In the event either the Trustee or the Securities Administrator deems the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, as applicable, may require prior to such action that it be provided by the Depositor with reasonable further written instructions.

Section 6.03                   Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, the Custodial Agreement, the Purchase Agreements, the Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement or the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan or related document, save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.  The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates and the acknowledgements of the Trustee contained in Article II) shall not be taken as the statements of the Trustee and the Trustee does not assume any responsibility for their correctness. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or of funds paid to the Depositor in consideration of the sale of the Mortgage Loans to the Trustee by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  Neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

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Section 6.04                   Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator (and any Affiliate or agent of either of them) in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such Affiliate or agent, as applicable.

Section 6.05                   Eligibility Requirements for Trustee and Securities Administrator.

The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Master Servicer, the Servicer or the Servicing Administrator.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, (ii) be rated at least “A/F1” by Fitch and at least “A2/P-1” by Moody’s, or if not rated by Fitch or Moody’s, the equivalent rating by KBRA or S&P, and (iii) not be the Depositor, an Affiliate of the Depositor or, other than in the case of the initial Securities Administrator, the originator or servicer of any of the Mortgage Loans.

Section 6.06                   Resignation and Removal of Trustee and the Securities Administrator.

(a)           Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving 60 days’ written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.  In the case of any such resignation by the Securities Administrator, if no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 6.06, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall be entitled to the fees of the Securities Administrator for so long as the Trustee performs such duties; provided, however, that the Trustee may engage a qualified entity to perform the duties of the Securities Administrator under Sections 6.21, 6.22, 6.23, 6.24 and 11.16 of this Agreement. The successor trustee shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicer, the Servicing Administrator and the Master Servicer of any change of Trustee and the successor securities administrator shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicer, the Servicing Administrator and the Master Servicer of any change of Securities Administrator.

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(b)           If at any time any of the following events shall occur: (i) the Trustee or the Securities Administrator ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Securities Administrator fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Securities Administrator fails to provide a Back-up Certificate, Assessment of Compliance or an Accountant’s Attestation required under Sections 6.21, 6.23 and 6.24, respectively, by March 15 of each year in which Exchange Act reports are required, (iv) the Trustee or the Securities Administrator becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property is appointed, or any public officer takes charge or control of the Trustee or the Securities Administrator or of the property or affairs of either for the purpose of rehabilitation, conservation or liquidation, (v) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (vi) the continued use of the Trustee or the Securities Administrator would result in a downgrading of the rating by a Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Depositor shall direct the Trustee to remove the Master Servicer in accordance with the provisions of Section 6.14, and the Trustee promptly upon such direction shall remove the Master Servicer in accordance therewith.

(c)           The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable, and one copy to the Master Servicer. The Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)           Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall only become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07                   Successor Trustee and Successor Securities Administrator.

(a)           Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder), all Trustee Mortgage Files and Trustee Credit Files and documents and statements related to each Trustee Mortgage File and Trustee Credit File held by it hereunder, the predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and the predecessor trustee or the predecessor securities administrator, as applicable, shall deliver such of the records or copies thereof maintained by the predecessor trustee or predecessor securities administrator, as applicable, in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations. The predecessor securities administrator shall also deliver to the Depositor the Back-up Certificate with respect to the portion of the calendar year in which the predecessor securities administrator acted as Securities Administrator hereunder.

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(b)           No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee or successor securities administrator, as applicable, shall be eligible under the provisions of Section 6.05.

(c)           Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section 6.07, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency through the Rule 17g-5 Information Provider.  The expenses of such mailing shall be borne by the predecessor trustee or predecessor securities administrator, as applicable; provided, if such party has been removed without cause, such expenses will be borne by the Trust Fund.

Section 6.08                   Merger or Consolidation of Trustee or Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the corporate trust business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the applicable provisions of Section 6.05.

Section 6.09                   Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)           Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Master Servicer to make Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

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(b)           Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)           all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)           all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)           no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)           the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)           Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)           No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)           The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)           The Trust Fund shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee).

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Section 6.10                   Authenticating Agents.

(a)           The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator hereby accepts such appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

(b)           Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)           Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.

Section 6.11                   Indemnification of the Trustee, the Securities Administrator and the Master Servicer.

Subject to the limitations described in clause (C) of the definition of Available Distribution Amount, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, both in its individual capacity and in its capacity as Trustee hereunder, and Wells Fargo Bank, N.A., both in its individual capacity and in its capacities as Securities Administrator, Certificate Registrar, Paying Agent, Authenticating Agent and Master Servicer hereunder, and each of their respective directors, officers, employees and agents shall be indemnified and held harmless by, and entitled to reimbursement from, the Trust Fund for any claim, loss, liability, damage, cost or expense, including without limitation any reasonable legal fees and expenses and any extraordinary or unanticipated expense, incurred or expended (without negligence or willful misconduct on its or their part) in connection with, (a) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the Purchase Agreements, the Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Custodial Agreement, the Mortgage Loans or other assets of the Trust Fund, or the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (b) the acceptance or administration of the trusts created hereunder, (c) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder, including without limitation (i) complying with any new or updated laws or regulations directly related to the performance by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, of its obligations under this Agreement and (ii) addressing any bankruptcy in any way related to or affecting this Agreement, the Purchase Agreements, the Servicing Agreement, the Custodial Agreement, the Mortgage Loan Purchase and Sale Agreement or any party to such agreements, including, as applicable, all costs incurred in connection with the use of default specialists within or outside Christiana Trust, a division of Wilmington Savings Fund Society, FSB (in the case of Christiana Trust, a division of Wilmington Savings Fund Society, FSB personnel, such costs to be calculated using standard market rates), in the case of the Trustee, or Wells Fargo Bank, N.A. (in the case of Wells Fargo Bank, N.A. personnel, such costs to be calculated using standard market rates), in the case of the Master Servicer and the Securities Administrator. As of the Startup Day, no such indemnifications or expense reimbursements are expected to be paid from the Trust Fund and it is intended that if such payments are ever made that they be characterized for purposes of the REMIC Provisions as "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).

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In connection with any claim as to which indemnification is to be sought hereunder:

(i)          the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall give the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall have knowledge thereof; provided that failure of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, to provide such written notice shall not relieve the Trust Fund of the obligation to indemnify the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, under this Section 6.11;

(ii)           while maintaining control over its own defense, the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)           notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The indemnification obligations set forth in this Section shall survive the discharge of this Agreement and the termination or resignation of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable.

Section 6.12                   Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, Authenticating Agent, the Trustee and the Custodian.

(a)          Compensation for the services of the Securities Administrator, the Certificate Registrar, the Paying Agent and the Authenticating Agent hereunder shall be paid from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

(b)          As compensation for its services hereunder, the Trustee shall be entitled to receive the Trustee Fee, which shall be paid by the Master Servicer from the Distribution Account, as well as an initial acceptance fee of $3,500 to be paid by the Depositor. Each successor trustee hereby agrees to be bound by the terms of such arrangement. Any costs and expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

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(c)          The Master Servicer shall pay, from the Master Servicing Fee, the fees and expenses of the Custodian as specified in the Custodial Agreement, and if the Custodial Agreement is terminated, the Master Servicer shall pay such fees and expenses of any successor custodian pursuant to a new custodial agreement to be entered into among the Depositor, the Seller, the Trustee, the successor custodian and the Master Servicer.

Section 6.13                   Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee and the Securities Administrator may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by it pursuant to this Agreement.  The Trustee or the Securities Administrator, as applicable, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14                   Events of Default; Trustee to Act; Appointment of Successor.

(a)          The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)          Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.02 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby;

(ii)         Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (viii) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates (or in the case of a breach of its obligation to provide an Item 1123 Certificate, an Assessment of Compliance or an Accountant’s Attestation pursuant to Sections 6.22, 6.23 and 6.24, immediately without a cure period);

(iii)        A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or a Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer;

(iv)        The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property;

(v)         The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(vi)        The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof;

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(vii)       If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates;

(viii)      A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates;

(ix)         The purchase or holding of any Certificates by the Master Servicer or any master servicer transferee that is an insured depository institution (as such term is defined in the Federal Deposit Insurance Act) such that the Master Servicer or such master servicer transferee is required to consolidate any assets of the issuing entity on its financial statements under U.S. generally accepted accounting principles;

(x)          Any failure of the Master Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one Business Day.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time as prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed in writing by Certificateholders evidencing either (i) more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or (ii) 50% of the aggregate Class Principal Amount of the Subordinate Certificates, or upon the occurrence of an Event of Default described in clause (x) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof; provided, however, that in the case of the preceding clause (ii), the Trustee shall provide written notice to all of the Certificateholders within two Business Days of receiving such direction and shall not terminate the Master Servicer if, within 30 days of sending such written notice, the Trustee has received contrary instructions from Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificateholders. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying the Servicer of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated pursuant to this Section 6.14 shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Trustee shall direct the Depositor to remove the Securities Administrator in accordance with the provisions of Section 6.06(b), and the Depositor promptly upon such direction shall remove the Securities Administrator in accordance therewith.

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Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination. The successor master servicer shall not be required to purchase or reimburse the terminated Master Servicer's Advance receivables. For the avoidance of doubt, to the extent that the terminated Master Servicer and a successor master servicer have each made Advances in respect of the same Mortgage Loan, recovered amounts shall be used to reimburse the terminated Master Servicer and a successor master servicer in the order in which such Advances were made.

When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall promptly give written notice to the Master Servicer upon the Master Servicer’s failure to fund Advances as required under this Agreement.

(b)          On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the written resignation of the Master Servicer pursuant to Section 9.06, the Trustee, unless, in either case, another master servicer shall have been appointed by the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances in accordance with Section 5.04; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. The Trustee shall have no responsibility for any act or omission of the Master Servicer other than any act or omission performed by the Trustee in its capacity as a successor master servicer. In addition, the Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee’s capacity as successor master servicer, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for acting as successor master servicer hereunder, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee, subject to Section 6.14(d).

(c)          Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000, which is a Fannie Mae or Freddie Mac-approved master servicer, and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties and liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity, shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.

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The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and transferring to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or which should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor master servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor master servicer to cooperate as required by this Agreement, (iii) the failure of the predecessor master servicer to deliver the Mortgage Loan data to the Securities Administrator as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor master servicer. No successor master servicer (other than the Trustee, with respect to the failure of the Trustee to cooperate as set forth in subclause (ii) below) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

Any successor master servicer shall execute and deliver to the Depositor, the Seller and the predecessor master servicer the certification required pursuant to the first sentence of Section 6.20(e).

(d)          In connection with such appointment and assumption of a successor master servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

(e)          To the extent that the costs and expenses incurred by the Trustee in connection with any alleged or actual default by the Master Servicer, the termination of the Master Servicer, any appointment of a successor master servicer and/or any transfer and assumption of master servicing by the Trustee or any successor master servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual default by the Master Servicer, the evaluation of the potential termination and/or the actual termination of the Master Servicer and the appointment of a successor master servicer and (ii) all Master Servicing Transfer Costs) are not fully and timely reimbursed by the terminated master servicer, then (a) the successor master servicer shall deduct such amounts from any amounts that it otherwise would have paid to the predecessor master servicer in reimbursement of outstanding Advances, and the successor master servicer shall reimburse itself and the Trustee for any unreimbursed costs and expenses, and (b) if the Trustee is not required to be reimbursed by the Master Servicer or if such costs and expenses are not satisfied pursuant to clause (a) within 90 days, then the Trustee and the successor master servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account, subject to the limitations described in clause (C) of the definition of Available Distribution Amount.

Section 6.15                   Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

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Section 6.16                   Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any event of default of the Servicer or the Servicing Administrator under the Servicing Agreement or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any Advances or any required deposit to the Distribution Account that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any event of default under a Servicing Agreement or Event of Default hereunder arising therefrom shall be deemed to have been remedied for every purpose of the Servicing Agreement and/or this Agreement, as applicable.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17                   Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee (i) so long as the Master Servicer and the Securities Administrator are not the same Person, shall promptly notify the Securities Administrator in writing, and (ii) shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the date when a Responsible Officer of the Trustee has actual knowledge of the occurrence of any Event of Default, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18                   Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Sections 6.16 and 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as Master Servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, (a) determines that the action or proceeding so directed may not lawfully be taken or (b) in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19                   Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give prompt written notice thereof to the Master Servicer.

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Section 6.20                  Preparation of Tax Returns and Other Reports.

(a)           The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof.  If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

(b)           The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Depositor.  The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders.  The Master Servicer shall cause the Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

Section 6.21                  Reporting to the Commission.

Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no.”  The Securities Administrator shall be entitled to rely on such representations in preparing and/or filing any such report.

(a)           Reports Filed on Form 10-D.

(i)           Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto.  Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit L hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

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(ii)           As set forth on Exhibit L hereto, within 5 calendar days after the related Distribution Date, (1) the parties set forth thereon shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com, with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit I hereto (an “Additional Disclosure Notification”) and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(iii)           After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor for review.  The Securities Administrator will provide a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date. On the 12th calendar day after the related Distribution Date, the Depositor will provide any changes or approval to the Securities Administrator (which may be furnished electronically).  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the filing of the Form 10-D.  No later than the 13th calendar day after the related Distribution Date, a duly authorized representative of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 6.21.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 6.21(a) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(b)           Reports Filed on Form 10-K.

(i)           On or prior to the 90th day after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2014, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-K required by the Exchange Act, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, the Custodial Agreement and the Servicing Agreement, (1) the Item 1123 Certificate for the Servicer, each Additional Servicer, the Master Servicer, the Servicing Administrator and the Securities Administrator as described under Section 6.22, (2)(A) the Assessment of Compliance with servicing criteria for the Servicer, the Custodian, each Servicing Function Participant, the Master Servicer, the Servicing Administrator, the Securities Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”), as described under Section 6.23 and the Custodial Agreement and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (3)(A) the Accountant’s Attestation for each Reporting Servicer, as described under Section 6.24 and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (4) the certification required under Rule 13a-14(d) and 15d-14(d) under the Exchange Act executed by the Depositor (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (1) through (4) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit M hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

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(ii)           As set forth on Exhibit M hereto, no later than March 15 following each fiscal year that the Trust Fund is subject to the Exchange Act reporting requirements, commencing in March 2014, (1) the parties set forth on Exhibit M shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with any applicable Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure or information in the Additional Disclosure Notification on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure or information from the Additional Disclosure Notification in Form 10-K pursuant to this paragraph.

(iii)           After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer in charge of securitization of the Depositor shall sign the Form 10-K and related certifications required under the Exchange Act and return an electronic or fax copy of such documents (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodian, the Servicer and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

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(c)           Reports Filed on Form 8-K.

(i)           Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit N hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit N hereto, for so long as the Trust Fund is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (1) the parties to this transaction shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed in Exhibit N of their duties under this paragraph and will not solicit from such parties any Form 8-K Disclosure Notification.

(iii)           After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the filing of the Form 8-K. No later than noon (New York City time) on the 4th Business Day after the Reportable Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(c) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties. The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)           Delisting; Amendments; Late Filings.

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(i)           If the Depositor determines that the requirements for suspension of the Trust Fund’s Exchange Act reporting requirements set forth in Rule 15d-22(b) of the Exchange Act and any other applicable regulation are satisfied, it shall so notify the Securities Administrator. Following receipt of such notice, the Securities Administrator shall prepare and file a Form 15 Suspension Notification with respect to the Trust Fund under the Exchange Act (a “Form 15”).  Subsequent to the filing of a Form 15, if the Depositor determines that the Trust Fund has once again become subject to the Exchange Act reporting requirements, then it shall promptly notify the Securities Administrator, and the Securities Administrator shall recommence preparing and filing required Exchange Act reports. Prior to January 30 of the following calendar year, the Securities Administrator shall, if directed to do so by the Depositor, in accordance with industry standards, prepare and file a Form 15.

In connection with any direct offering of Certificates by the Depositor, in an offering registered with the Commission, subsequent to the filing of a Form 15 pursuant to the preceding paragraph: (1) the Depositor shall notify the Securities Administrator in writing not less than 10 days prior to the date on which such offering will be made; (2) the Depositor shall cause to be prepared and filed the initial current report on Form 8-K required to be filed in connection with such offering; (3) the Securities Administrator, as directed by the Depositor, shall file a report on Form 10-D for the Distribution Date following the month in which such offering occurs and, thereafter, any reports on forms 8-K, 10-K and 10-D in respect of the Trust Fund as and to the extent required under the Exchange Act, as set forth in this Section (other than the report referred to in clause (2) above); (4) the Depositor shall be responsible for notifying the other parties to the transaction of such offering and that the obligations of such parties to provide information in connection with the Depositor’s  Exchange Act reporting requirements have been reinstated; and (5) the Depositor shall be responsible for all reasonable fees and expenses incurred by the Securities Administrator in connection with such offering, including its review and approval of any offering document and any amendment to any transaction document made in connection with such offering.

(ii)           In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly, but no later than within one Business Day, notify electronically the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any Distribution Date Statement), additional Form 10-K or Form 8-K disclosure information, the Securities Administrator will electronically notify the Depositor and the affected parties and the Securities Administrator shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer in charge of securitization of the Depositor.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(d) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Notwithstanding anything to the contrary herein, the Securities Administrator shall not file any Form 8-K, Form 10-D or Form 10-K as to which it has received from the Depositor a notice to the effect that, upon review of the proposed filing, the Depositor does not approve of such filing.

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(e)          Sarbanes-Oxley Certification Back-up.

In connection with the annual certification to be delivered by the Depositor pursuant to Rules 13a-14d and 15d-14(d) of the Exchange Act, the Servicer, pursuant to the Servicing Agreement, the Master Servicer and the Securities Administrator shall provide, and the Servicer, pursuant to the Servicing Agreement, the Master Servicer and the Securities Administrator shall cause any Servicing Function Participant engaged by it to provide, to the Depositor, by March 15 following each year in which the Trust Fund is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certificate”), in the form attached hereto as Exhibit J (or in such other form attached to the Servicing Agreement), upon which the Depositor and its officers, directors and Affiliates can reasonably rely. In the event that the Servicer, the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, the Servicing Agreement or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certificate to the Depositor pursuant to this Section 6.21(e) with respect to the period of time it was subject to this Agreement, the Servicing Agreement or any applicable sub-servicing agreement, as the case may be.

The Master Servicer shall enforce any obligation of the Servicer, to the extent set forth in the Servicing Agreement, to deliver to the Master Servicer the Back-Up Certificate as may be required pursuant to the Servicing Agreement.

Section 6.22                  Annual Statements of Compliance.

(a)          The Master Servicer, the Securities Administrator, the Servicing Administrator and the Servicer shall deliver or otherwise make available (and the Master Servicer, the Securities Administrator, the Servicing Administrator and the Servicer shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Securities Administrator on or before March 1 of each year, commencing in March 2014, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, the Servicing Agreement or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

(b)          In the event the Master Servicer, the Securities Administrator or any Additional Servicer engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of an Additional Servicer, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 6.22 or as required under such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(c)          The Master Servicer shall enforce any obligation of the Servicer and the Servicing Administrator, to the extent set forth in the Servicing Agreement, to deliver to the Depositor an Item 1123 Certificate.

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Section 6.23                  Annual Assessments of Compliance.

(a)         On or before March 1 of each calendar year, commencing in March 2014, the Master Servicer, the Servicing Administrator, the Securities Administrator, the Custodian and the Servicer, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Securities Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.21(b), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

(b)          No later than the end of each fiscal year for the Trust Fund for which a 10-K is required to be filed, the Servicer, the Servicing Administrator and the Master Servicer shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Master Servicer, the Servicer and the Servicing Administrator (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Securities Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation), pursuant to Sections 6.23 and 6.24, of each Servicing Function Participant engaged by it.

(c)          Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Servicing Administrator, the Securities Administrator, the Servicer, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit K or the applicable exhibit to the Servicing Agreement in respect of the Servicer and the Servicing Administrator and notify the Depositor of any exceptions.

(d)          In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 6.23, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicer, the Servicing Administrator and the Custodian, to the extent set forth in the Servicing Agreement or the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the Servicing Agreement or the Custodial Agreement, as applicable.  The Master Servicer shall include all Assessments of Compliance received by it from the Servicer, the Servicing Administrator and the Custodian with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.

(f)          The obligations of each party to provide assessments of compliance and attestations under this Section 6.23 and Section 6.24 shall terminate upon the filing of a Form 15 suspension notice on behalf of the Trust Fund, but shall become effective after such a filing if the Trust Fund is required to continue to file reports under the Exchange Act as contemplated in Section 6.21(d)(i).

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Section 6.24                  Accountant’s Attestation.

(a)          On or before March 1 of each calendar year, commencing in 2014, the Master Servicer, the Servicing Administrator, the Securities Administrator, the Custodian and the Servicer, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Servicing Administrator, the Securities Administrator, the Servicer or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(b)          Promptly after receipt of each Accountant’s Attestation from the Master Servicer, the Servicer, the Servicing Administrator, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review such reports and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)          The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicer, the Servicing Administrator and the Custodian with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.

(d)          In the event the Master Servicer, the Servicing Administrator, the Securities Administrator, the Custodian, the Servicer or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, the Custody Agreement or a Servicing Agreement, as the case may be, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 6.24, or other applicable agreement, notwithstanding any such termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicer, the Servicing Administrator and the Custodian, to the extent set forth in the Servicing Agreement and the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the timeframe set forth in, and in such form and substance as may be required pursuant to, the Servicing Agreement or the Custodial Agreement, as applicable.

Section 6.25                  Intention of the Parties and Interpretation; Indemnification.

Each of the parties acknowledges and agrees that the purpose of Sections 6.21, 6.22, 6.23 and 6.24 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) each party shall comply with the reasonable requests made by the Depositor for delivery of such additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

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Each of the Master Servicer, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by any such party shall indemnify and hold harmless the Depositor and its Affiliates and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any of its obligations hereunder, including particularly its obligations to provide any Statement of Compliance, Assessment of Compliance or Accountant’s Attestation required under Sections 6.22, 6.23 and 6.24, respectively, or any information, data or materials required to be included in any Exchange Act report or (b) any material misstatement or material omission in any Statement of Compliance, Assessment of Compliance, Accountant’s Attestation delivered by it or by any Servicing Function Participation engaged by it pursuant to this Agreement or any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning such party.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or its Affiliates, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Depositor and its Affiliates, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01                  Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)          The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the distribution of proceeds in connection with the exercise of the Clean-up Call and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)          In connection with an exercise of the Clean-up Call, the Trustee, at the direction of the Securities Administrator, shall cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.

(c)          The Depositor, the Master Servicer, the Servicer, the Servicing Administrator, the Securities Administrator, the Trustee and the Custodian shall be paid or reimbursed from the Clean-up Call Price for any Advances, Servicing Advances, accrued and unpaid Servicing Fees (including any accrued and unpaid Servicing Administrator Fees allocable therefrom), Master Servicing Fees and Trustee Fees or other amounts with respect to the related Mortgage Loans that are payable or reimbursable to such parties under this Agreement, the Servicing Agreement or the Custodial Agreement prior to distributions to any Certificateholder.

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(d)          On any date on which the Aggregate Stated Principal Balance is less than ten percent (10%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Master Servicer may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price. The Master Servicer shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(d) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions. The Depositor, the Securities Administrator and the Trustee hereby consent to any such exercise.

Section 7.02                  Procedure Upon Redemption and Termination of Trust Fund.

(a)           If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each Certificateholder.  Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified.  The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.

Upon termination of the Trust Fund, the Securities Administrator shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)           In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)           Any reasonable expenses incurred by the Securities Administrator or the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03                  Additional Trust Fund Termination Requirements.

(a)           Any termination of the Trust Fund in connection with the Clean-up Call or involving any other sale of assets of the Trust Fund prior to the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund shall be effected in accordance with the following additional requirements, unless the Securities Administrator and the Trustee receive an Opinion of Counsel (at the expense of the party exercising any right of termination), addressed to the Securities Administrator and the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

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(i)           Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification that a party intends to exercise its option to cause the termination of the Trust Fund, the Trustee, at the direction of the Securities Administrator, shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions, in the form prepared and provided by the party exercising its termination right in connection with a Clean-up Call or by the Depositor in connection with any other termination of the Trust Fund;

(ii)           Any sale of the Mortgage Loans upon the exercise of a Clean-up Call shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the Mortgage Loans to the purchaser thereof as instructed by the party exercising the Clean-up Call;

(iii)           On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for payment of any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)           In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)           By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee at the direction of the Securities Administrator under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or the Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01                  Limitation on Rights of Holders.

(a)           The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee, the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

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(b)           No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless, except as otherwise specified herein, the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02                  Access to List of Holders.

(a)           If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)           If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)           Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03                  Acts of Holders of Certificates.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

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(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

(c)           The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01                  Duties of the Master Servicer; Enforcement of the Servicer’s and Master Servicer’s Obligations.

(a)          The Master Servicer, on behalf of the Trustee and the Certificateholders shall, from and after the Closing Date, monitor the performance of the Servicer and the Servicing Administrator under the Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall consult with the Servicer and the Servicing Administrator as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by the Servicer and shall enforce the obligation of the Servicer and the Servicing Administrator duly and punctually to perform and observe the covenants, duties, obligations and conditions to be performed or observed by the Servicer or the Servicing Administrator under the Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicer’s servicing activities and the activities of the Servicing Administrator with respect to each related Mortgage Loan in respect of the provisions of the Servicing Agreement, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by or on behalf of the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and with respect to which the Master Servicer shall have no obligation to confirm or verify) and coordinate corrective adjustments to the records of the Servicer and the Master Servicer, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 4.02, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Distribution Account pursuant to the Servicing Agreement. The Master Servicer shall, in accordance with the Servicing Agreement, oversee matters relating to the servicing of defaulted Mortgage Loans, including approving certain Mortgage Loan modifications, reviewing environmental reports related to foreclosed Mortgage Properties to determine whether to proceed with a foreclosure, approving certain actions relating to the management of REO Property and approving the release of the original borrower of a Mortgage Loan in connection with Mortgage Loan assumptions. The Master Servicer shall not approve any modification of a Mortgage Loan to extend the maturity date of such Mortgage Loan past the Latest Possible Maturity Date of the Certificates. In its review of the activities of the Servicer and the Servicing Administrator, the Master Servicer may rely upon an Officer’s Certificate of the Servicer or the Servicing Administrator (or similar document signed by an officer of the Servicer or the Servicing Administrator), and the Servicer’s or the Servicing Administrator’s Assessment of Compliance and related Accountant’s Attestation or other accountants’ report provided to the Master Servicer pursuant to the Servicing Agreement, with regard to the Servicer’s or the Servicing Administrator’s compliance with the terms of its Servicing Agreement. Subject to Section 9.08, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of the Servicer or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of the Servicer.

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Upon the occurrence of an event that, unless cured, would constitute grounds for termination of the Servicer under the Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Depositor thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such event of default shall be continuing, the Master Servicer may, and shall, if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of the Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against the Servicer; and/or (iii) waive any such default under the Servicing Agreement or take any other action with respect to such default as is permitted thereunder. Notwithstanding the immediately preceding sentence, if the event of default is the failure of the Servicer or the Servicing Administrator to remit any payment required to be made under the terms of the Servicing Agreement, and such failure continues unremedied for the duration of the applicable grace period, then the Master Servicer shall terminate all of the rights and powers of the Servicer or the Servicing Administrator pursuant to the applicable provisions of the Servicing Agreement, unless any waiver described under Section 6.16 shall have been obtained; provided that, upon the occurrence of such an event of default by the Servicing Administrator, the Master Servicer may, at its option, terminate all of the rights and powers of Cenlar FSB pursuant to the Servicing Agreement unless such a waiver has been obtained.

(b)          Upon any termination by the Master Servicer of the rights and powers of the Servicer or the Servicing Administrator pursuant to the Servicing Agreement, the rights and powers of the Servicer or the Servicing Administrator with respect to the related Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to the Servicer or the Servicing Administrator in its capacity as Servicer or Servicing Administrator with respect to such Mortgage Loans under the Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee, such consent not to be unreasonably withheld, a successor to the Servicer or the Servicing Administrator; provided that, with respect to the appointment of a successor servicer, in accordance with the applicable provisions of the Servicing Agreement, such successor servicer shall be a Fannie Mae- or Freddie Mac-approved Person that is a member in good standing of MERS; provided, further, that no Trustee consent shall be required if the successor servicer or successor servicing administrator is a Person that was the Servicer on the Closing Date; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer or a successor servicing administrator (including the Master Servicer). Upon appointment of a successor servicer or successor servicing administrator, as authorized under this Section 9.01(b), unless the successor servicer or successor servicing administrator shall have assumed the obligations of the terminated Servicer or the terminated Servicing Administrator, as applicable, under the Servicing Agreement, the Master Servicer, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the Servicing Agreement or into an agreement with such successor servicing administrator in a form mutually agreed upon by the parties thereto. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer or successor servicing administrator as it and such successor shall agree. The Master Servicer in its sole discretion shall have the right to agree to compensation of a successor servicer in excess of that permitted to the Servicer under the Servicing Agreement if such increase is, in its good faith and judgment, necessary or advisable to engage a successor servicer. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be liable for any Servicing Fee or for any differential between the amount of the Servicing Fee paid to the original servicer and the amount necessary to induce any successor servicer to act as successor servicer hereunder.  To the extent the successor servicer assumes the obligations of the terminated Servicer under the Servicing Agreement, the Master Servicer may amend the Servicing Agreement to effect such change to the Servicing Fee without the consent of the Certificateholders.

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The Master Servicer shall pay the costs of such enforcement (including the termination of the Servicer or the Servicing Administrator, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or the servicing administration by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer or terminated Servicing Administrator, as applicable, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are not received by the Master Servicer within 30 days of the Master Servicer's request for reimbursement therefor, from the Trust Fund, as provided in Section 9.04. To the extent the Master Servicer recovers amounts described in (i)-(iii) above subsequent to its reimbursement from the Trust Fund pursuant to (iv) above, then the Master Servicer promptly will reimburse such amounts to the Trust Fund.

If the Master Servicer assumes the servicing or servicing administration with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of the Servicer or the Servicing Administrator being replaced or for the errors or omissions of the Servicer or the Servicing Administrator.

(c)          Upon any termination of the rights and powers of the Servicer or the Servicing Administrator pursuant to the Servicing Agreement, the Master Servicer shall promptly notify the Trustee, the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider, specifying in such notice that the Master Servicer or any successor servicer or successor servicing administrator, as the case may be, has succeeded the Servicer or the Servicing Administrator, as applicable, under the Servicing Agreement, which notice shall also specify the name and address of any such successor servicer or successor servicing administrator .

Section 9.02                  Assumption of Master Servicing by Trustee.

(a)          In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon, in accordance with the terms of Section 6.14 hereof, assume all of the rights and obligations of such Master Servicer hereunder and under the Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint as successor master servicer a Fannie-Mae or Freddie Mac-approved servicer that is acceptable to the Depositor and each Rating Agency. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the replaced Master Servicer’s interest herein and, with respect to the Servicing Agreement, shall be deemed to have assumed all of the replaced Master Servicer's interest therein to the same extent as if the Servicing Agreement had been assigned to the assuming party; provided that the replaced Master Servicer shall not thereby be relieved of any liability or obligations of such replaced Master Servicer under the Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee or any successor master servicer therefor, and hereby agrees to indemnify and hold harmless the Trustee or any successor master servicer from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee or any successor master servicer as a result of such liability or obligations of the replaced Master Servicer and in connection with the Trustee’s or such successor master servicer’s assumption (but not its performance, except to the extent that costs or liability of the Trustee or any successor master servicer are created or increased as a result of negligent or wrongful acts or omissions of the replaced Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

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(b)          The replaced Master Servicer shall, upon request of the Trustee but at the expense of such replaced Master Servicer, deliver to the assuming party all documents and records relating to the Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Servicing Agreement to the assuming party.

Section 9.03                  Representations, Warranties and Covenants of the Master Servicer.

(a)          The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)          it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)         the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)        this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)        the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)         the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)        no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)       the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

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  (viii)      no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)         the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)          It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer shall indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) or any failure by the Master Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section 9.03(b) constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section 9.03(b) shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or written notice thereof by any one of such parties to the other parties.

The Master Servicer shall not be responsible for the validity, priority, perfection or sufficiency of the security of the Certificates issued or intended to be issued hereunder.

(c)          The Master Servicer covenants and agrees that it shall not hold or purchase any Certificate if its holding or purchase of such Certificate (or interest therein) would cause the Master Servicer to be required to consolidate any assets of the Trust Fund on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Master Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Master Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Master Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Master Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.03(c) and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Master Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Master Servicer. The terms and conditions of any sale under this Section 9.03(c) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Master Servicer shall indemnify and hold harmless the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase by the Master Servicer resulting in a Consolidation.

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(d)          The Master Servicer covenants and agrees that it shall not transfer its master servicing rights and duties under this Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”, and any such insured depository institution in such capacity, a “master servicer transferee”) unless the Master Servicer shall have received a representation from the master servicer transferee that the acquisition of such master servicing rights and duties will not cause the master servicer transferee to be required to Consolidate any assets of the Trust Fund on its financial statements. Any master servicer transferee shall be deemed to have represented by virtue of its acquisition of such master servicing rights and duties that such acquisition will not cause Consolidation. Any master servicer transferee whose acquisition of such master servicing rights and duties was effected in violation of the restrictions in this Section 9.03(d) shall indemnify and hold harmless the Master Servicer, the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

Section 9.04                  Compensation to the Master Servicer.

The Master Servicer shall be entitled to be paid from the Trust Fund, and shall either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) all amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount” and (iii) in accordance with the second paragraph of Section 9.01(b), the cost of any enforcement action taken by it under Section 9.01 hereof, including, without limitation, any costs incurred in connection with the termination of the Servicer or the Servicing Administrator, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or servicing administration by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

In addition, the Depositor agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

Section 9.05                  Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or any Affiliate thereof whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $15,000,000.

Section 9.06                  Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and such conflict cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

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If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

Section 9.07                  Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor master servicer shall also pay the fees of the Securities Administrator, as provided herein, and of the Custodian, as provided in the Custodial Agreement.

Section 9.08                  Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

The Master Servicer shall not be liable for any acts or omissions of the Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicer under this Agreement.

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Section 9.09                  Indemnification; Third-Party Claims.

In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer agrees to indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 9.10                  Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

ARTICLE X

REMIC ADMINISTRATION

Section 10.01                  REMIC Administration.

(a)           REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made by the Trustee at the direction of the Securities Administrator on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

(b)           The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code.  The “latest possible maturity date” for each REMIC for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

(c)           The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account; provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports required under Section 6.20 and this Section.

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(d)           The Securities Administrator shall prepare and file, and the Trustee shall sign, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.  In preparing such returns, the Securities Administrator shall, with respect to each REMIC created hereunder other than the Upper-Tier REMIC (each such REMIC, a “Non-Upper-Tier REMIC”):  (i) treat the accrual period for interests in such Non-Upper-Tier REMIC as the calendar month; (ii) account for distributions made from such Non-Upper-Tier REMIC as made on the first day of each succeeding calendar month; (iii) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (iv) account for income and expenses related to such Non-Upper-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Non-Upper-Tier REMIC.

(e)           The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)           The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall, to the extent within their knowledge and control, take such actions as may be necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status.  None of the Trustee, the Securities Administrator, the Master Servicer or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or not to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not cause an Adverse REMIC Event.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the other Residual Certificateholders.  The Trustee, the Securities Administrator and the Master Servicer may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee, Securities Administrator or the Master Servicer.

(g)           Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Securities Administrator or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

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(h)           The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)           No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)           None of the Trustee, the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)           The Holder (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) of the Class LT-R Certificate is hereby designated as “tax matters person” with respect to the Lower-Tier REMIC and the Holder of the Class R Certificate (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) is hereby designated as “tax matters person” with respect to the Upper-Tier REMIC and each such Holder shall be deemed by the acceptance of its Certificate to have appointed the Securities Administrator to act as its agent to perform the duties of the “tax matters person” for each such REMIC.

Section 10.02                  Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a repurchase of Mortgage Loans pursuant to Article II of this Agreement or (v) a sale of a Mortgage Loan to a governmental entity acquiring such Mortgage Loan through the exercise of its power of eminent domain pursuant to Section 2.08 of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b) adversely affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement). In no event shall the Trust Fund incur additional secured or unsecured debt.

Section 10.03                  Indemnification With Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by either the Securities Administrator or the Master Servicer of its duties and obligations set forth herein, the Securities Administrator or the Master Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Securities Administrator nor the Master Servicer shall be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator or the Master Servicer, as applicable, has relied.  Notwithstanding the foregoing, however, in no event shall the Securities Administrator or the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under the Servicing Agreement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator or the Master Servicer, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

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Section 10.04                  REO Property.

(a)          Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the Servicing Agreement, knowingly permit the Servicer to rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

(b)          The Depositor shall cause the Servicer (to the extent provided in the Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the Servicer (to the extent provided in the Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the Servicer (on behalf of the Trust Fund) has received an extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If such an extension has not been received and the Depositor or the Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund, or if such an extension has been received and the Depositor or the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01                  Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02                  Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

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Section 11.03                  Amendment.

(a)           This Agreement may be amended from time to time by written agreement between the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of the Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions, (v) if necessary in order to avoid a violation of any applicable law or regulation or (vi) if a TIA Applicability Determination has been made, to modify, eliminate or add to the provisions of this Agreement to the extent necessary to (A) effect the qualification of this Agreement under the TIA or under any similar federal statute and to add any other provisions as may be expressly required by the TIA, and (B) modify other provisions of this Agreement to the extent necessary to make such provisions consistent with, and conform to, the modifications made pursuant to clause (A); provided that, with respect to clause (vi), the parties hereto are deemed to have agreed, to the extent permitted under the TIA, that this Agreement expressly excludes any non-mandatory provisions under the TIA that (x) would conflict with the provisions of this Agreement or (y) increase the obligations, liabilities or scope of responsibility of any party hereto.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Agreement and, with respect to an amendment effected pursuant to clause (v) above, to the effect that such amendment is necessary in order to avoid a violation of such applicable law.

(b)           This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)           Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and each Rating Agency through the Rule 17g-5 Information Provider. The Securities Administrator and the Certificate Registrar shall cooperate with the Trustee in connection with the Trustee's obligations under this Section 11.03.

(d)           It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)           Notwithstanding anything to the contrary in the Servicing Agreement, the Trustee shall not consent to any amendment of the Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement. In addition, none of the Trustee, the Master Servicer, the Securities Administrator or the Depositor shall consent to any amendment to the Servicing Agreement unless prior written notice of the substance of such amendment has been delivered to each Rating Agency through the Rule 17g-5 Information Provider.

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(f)           Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement.  The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement.

Section 11.04                  Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Servicer or any Affiliate thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Servicer or any Affiliate thereof.

Section 11.05                  Provision of Information.

(a)           For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)           The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the written request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K, Form 10-D or Form 10-K (or other prescribed form) filed with the Securities and Exchange Commission pursuant to Section 6.21 and (ii) a copy of any other document incorporated by reference in the Prospectus.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)          On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention:  Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

Section 11.06                  Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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Section 11.07                  Notices.

(a)          All demands, notices and communications required to be delivered to the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator or the Certificate Registrar hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

For posting by the Rule 17g-5 Information Provider:

rmbs17g5informationprovider@wellsfargo.com

In the case of the Depositor:

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 330

Mill Valley, CA 94941

Facsimile number (415) 381-1773

Electronic mail address: Sequoia.Notices@redwoodtrust.com

Attention:  Sequoia Mortgage Trust 2013-6

In the case of the Seller:

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 330

Mill Valley, CA 94941

Facsimile number (415) 381-1773

Electronic mail address: Sequoia.Notices@redwoodtrust.com

Attention:  Sequoia Mortgage Trust 2013-6

In the case of the Master Servicer and the Securities Administrator:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

(or, for overnight deliveries:

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000
Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-6

In the case of the Certificate Registrar:

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Facsimile number: 1-866-614-1273

Electronic mail address: g=cts-spg-team-a-5@wellsfargo.com

Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6

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In the case of the Trustee:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, DE 19801

Attention: Corporate Trust — Sequoia Mortgage Trust 2013-6

Any such demand, notice or communication shall be deemed to have been received on the date delivered to the premises of the addressee and (A) if delivered by registered mail, overnight courier, or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (B) if delivered by electronic mail, when sent to the address specified above, provided no error or rejection message has been received by the sender.

(b)          Notices to any Certificateholder shall be deemed to be duly given by any party hereto (i) in the case of any holder of a Definitive Certificate, on the date mailed, first class postage prepaid, to the address of such holder as included on the certificate register, or (ii) in the case of any book-entry certificate, on the date when such notice or communication is delivered to the Clearing Agency, it being understood that the Clearing Agency shall give such notices and communications to the related underlying participants in accordance with its applicable rules, regulations and procedures.

All notices or communications to Certificateholders shall also be posted and made available to all Certificateholders, whether definitive or book-entry, as well as the Depositor, the Master Servicer, the Securities Administrator and the Trustee, by the Securities Administrator on the Securities Administrator website located at www.ctslink.com. Unless otherwise expressly provided for herein, all notices and communications required to be delivered hereunder shall be delivered to such parties and Certificateholders and posted by the Securities Administrator on the Securities Administrator 's website, in each instance, as soon as reasonably practicable.

(c)          The Depositor hereby covenants that it shall provide written notice to the Trustee, which written notice may be via electronic mail, once the Servicer has furnished to the Mortgagors, in accordance with the Servicing Agreement, the notices required to be furnished under Section 404 of the Helping Families Save Their Homes Act of 2009, as amended and in effect from time to time.

Section 11.08                  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.09                  Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 11.10                  Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

99

Section 11.11                  Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 11.12                  Special Notices to the Rating Agencies.

(a)           The Depositor shall give prompt notice to each Rating Agency through the Rule 17g-5 Information Provider of the occurrence of any of the following events of which it has notice:

(i)          any amendment to this Agreement pursuant to Section 11.03, including prior advance written notice of any amendment to this Agreement pursuant to Section 11.03(a);

(ii)         any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)        the occurrence of any Event of Default and any waiver of any Event of Default pursuant to Section 6.14;

(iv)        any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)         the termination of any successor to any Master Servicer pursuant to Section 6.14;

(vi)        the making of a final payment pursuant to Section 7.01; and

(vii)       any termination of the rights and obligations of the Servicer or the Servicing Administrator under the Servicing Agreement and any transfer of servicing or servicing administration under the Servicing Agreement.

(b)           All notices to the Rating Agency provided for in this Section shall be in writing and sent first to the Rule 17g-5 Information Provider and then by first class mail, telecopy, electronic mail or overnight courier, as follows:

If to Fitch, to:

Fitch Ratings, Inc.

One State Street Plaza, 28th Floor

New York, NY 10004

Attn: SEMT 2013-6

If to KBRA, to:

Kroll Bond Rating Agency, Inc.

845 Third Avenue

New York, NY 10022

Electronic Mail: mbssurveillance@krollbondratings.com

Attention: RMBS Surveillance

If to Moody’s, to:

Moody’s Investors Service

7 World Trade Center @ 250 Greenwich St

New York, NY 10007

Electronic Mail: servicerreports@moodys.com

Attn: Residential Mortgages

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(c)           The Securities Administrator shall provide or make available to each Rating Agency through the Rule 17g-5 Information Provider reports prepared pursuant to Section 4.02 and the reports filed on Form 10-K pursuant to Section 6.21(b)(i)(1) through (4).  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency through the Rule 17g-5 Information Provider such information as each Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator; provided, the Securities Administrator shall not be required to post to the Rule 17g-5 Website any information previously posted to and available on the Securities Administrator’s website.

Section 11.13                  Conflicts.

To the extent that the terms of this Agreement conflict with the terms of the Servicing Agreement, the Servicing Agreement shall govern.

Section 11.14                  Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 11.15                  No Petitions.

The Trustee and the Master Servicer, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

101

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

SEQUOIA RESIDENTIAL FUNDING, INC.,

as Depositor

By:	/s/ W.J. Moliski
Name:	W.J. Moliski
Title:	Authorized Officer

CHRISTIANA TRUST, a division of

Wilmington Savings Fund Society, FSB,

as Trustee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	Assistant Vice President

WELLS FARGO BANK, N.A.,

as Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

WELLS FARGO BANK, N.A.,

as Securities Administrator and Rule 17g-5 Information Provider

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Solely for purposes of Section 2.04 and Section 2.06(b)

accepted and agreed to by:

REDWOOD RESIDENTIAL ACQUISITION CORPORATION,

as Seller

By:	/s/ W.J. Moliski
Name: W.J. Moliski
Authorized Signatory

Solely for purposes of Section 2.07

accepted and agreed to by:

SEQUOIA MORTGAGE FUNDING CORPORATION,

as Controlling Holder

By:	/s/ W.J. Moliski
Name: W.J. Moliski
Authorized Signatory

EXHIBIT A

FORMS OF CERTIFICATES

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 90-59, AS AMENDED (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-1

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class A-1	Principal Amount of this
Certificates: $130,000,000	Certificate: $130,000,000

Certificate Interest Rate: Adjustable	Cut-off Date: April 1, 2013

Final Scheduled Distribution
Date: May 2043

NUMBER 1	CUSIP: 81745B AA3

A-2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-3

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

A-4

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

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The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

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THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 90-59, AS AMENDED (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

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IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class A-2	Principal Amount of this
Certificates: $267,343,000	Certificate: $267,343,000

Certificate Interest Rate: Adjustable	Cut-off Date: April 1, 2013

Final Scheduled Distribution
Date: May 2043

NUMBER 1	CUSIP: 81745B AB1

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

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SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

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The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

A-18

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 90-59, AS AMENDED (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

A-19

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO1

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class A-IO1	Notional Amount of this
Certificates: $130,000,000	Certificate: $130,000,000

Certificate Interest Rate: Adjustable	Cut-off Date: April 1, 2013

Final Scheduled Distribution
Date: May 2043

NUMBER 1	CUSIP: 81745B AC9

A-20

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class A-IO1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-21

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

A-22

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

A-23

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-24

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-25

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-26

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

A-27

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

A-28

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class A-IO2	Notional Amount of this
Certificates: $397,343,000	Certificate: $397,343,000

Certificate Interest Rate: Adjustable	Cut-off Date: April 1, 2013

Final Scheduled Distribution
Date: May 2043

NUMBER 1	CUSIP: 81745B AD7

A-29

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class A-IO2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-30

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

A-31

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

A-32

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-33

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-34

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-35

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

A-36

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

A-37

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-1	Principal Amount of this
Certificates: $7,649,000	Certificate: $7,649,000

Certificate Interest Rate: Adjustable	Cut-off Date: April 1, 2013

Final Scheduled Distribution
Date: May 2043

NUMBER 1	CUSIP: 81745B AE5

A-38

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-39

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

A-40

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

A-41

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-42

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-43

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-44

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

A-45

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

A-46

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-2	Principal Amount of this
Certificates: $7,012,000	Certificate: $7,012,000

Certificate Interest Rate: Adjustable
Cut-off Date: April 1, 2013

Final Scheduled Distribution
Date: May 2043

NUMBER 1	CUSIP: 81745B AF2

A-47

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-48

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

A-49

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

A-50

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-51

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-52

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-53

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

A-54

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

A-55

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-3	Principal Amount of this
Certificates: $6,374,000	Certificate: $6,374,000

Certificate Interest Rate: Adjustable
Cut-off Date: April 1, 2013

Final Scheduled Distribution
Date: May 2043

NUMBER 1	CUSIP: 81745B AG0

A-56

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-57

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

A-58

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

A-59

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-60

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-61

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-62

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

A-63

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

A-64

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

A-65

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-4	Principal Amount of this
Certificates: $2,125,000	Certificate: $2,125,000

Certificate Interest Rate: Adjustable
Cut-off Date: April 1, 2013

Final Scheduled Distribution
Date: May 2043

NUMBER 1	CUSIP: 81745B AH8

A-66

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-67

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

A-68

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

A-69

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-70

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-71

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-72

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

A-73

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

A-74

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

A-75

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-5

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-5	Principal Amount of this
Certificates: $4,463,577	Certificate: $4,463,577

Certificate Interest Rate: Adjustable
Cut-off Date: April 1, 2013

Final Scheduled Distribution
Date: May 2043

NUMBER 1	CUSIP: 81745B AJ4

A-76

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-77

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF
WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

A-78

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

A-79

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-80

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-81

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-82

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

A-83

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

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ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this
Certificate: 100%
Cut-off Date: April 1, 2013
Certificate Interest Rate: Adjustable

Final Scheduled Distribution
Date: May 2043
CUSIP: 81745B AK1

NUMBER 1

A-86

THIS CERTIFIES THAT [_______________] is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-87

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF
WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

A-88

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-90

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-91

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-92

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

A-93

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

A-94

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS LT-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS LT-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS LT-R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this
Certificate: 100%
Cut-off Date: April 1, 2013
Certificate Interest Rate: Adjustable

Final Scheduled Distribution
Date: May 2043
CUSIP: 81745B AL9

NUMBER 1

A-96

THIS CERTIFIES THAT [__________________] is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in May 2013 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-97

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF
WILMINGTON SAVINGS FUND SOCIETY, FSB,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated: April 30, 2013

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated: April 30, 2013

A-98

SEQUOIA MORTGAGE TRUST 2013-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2013-6 or at such other address as the Securities Administrator may designate from time to time.

A-99

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

A-100

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO1 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO2 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-101

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-102

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of
account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by
the assignee named above, or as its agent.

A-103

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
) ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.	That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.	That the Purchaser’s Taxpayer Identification Number is [ ].

3.	That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.

That the Purchaser is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate.

5.	That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

B-1

6.	That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.	That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.	That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.	That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

10.	That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Depositor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.	The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.	That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.	That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Agreement.

B-2

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:
Name:
Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the _____ day of __________ 20__.

B-3

EXHIBIT C

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

____________________________

Date

Re:           Sequoia Mortgage Trust 2013-6

Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

_______________________________

Name:

Title:

C-1

EXHIBIT D

FORM OF CUSTODIAL AGREEMENT

Refer to Exhibit 10.6.

D-1

EXHIBIT E-1

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:	Sequoia Mortgage Trust 2013-6

Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount or Class Notional Amount, as applicable, of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriter, the Depositor and the Certificate Registrar.

[Name of Transferor]

By:
Name:
Title:

Dated: ___________, ____

E-1-1

EXHIBIT E-2

FORM OF PURCHASER’S LETTER FOR
QUALIFIED INSTITUTIONAL BUYER

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates, Class [___] (the “Restricted Certificates”), we confirm that:

(1)	We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, in the case of (B) or (D) above, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)	We understand that, in connection with any proposed resale of any Restricted Certificates to QIB, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)	We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)	We are a QIB and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is a QIB) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

E-2-1

(6)	If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

E-2-2

EXHIBIT F

FORM OF PURCHASER’S LETTER FOR
INSTITUTIONAL ACCREDITED INVESTOR

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates, Class [___], (the “Restricted Certificates”), we confirm that:

(1)	We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)	We understand that, in connection with any proposed resale of any Restricted Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)	We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)	We are an Institutional Accredited Investor and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

(6)	If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

F-1

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

F-2

EXHIBIT G

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

The undersigned, being first duly sworn, deposes and says as follows:

1.      The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.      The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar or the Trustee to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

[Investor]

By:
Name:
Title:

ATTEST:

G-1

STATE OF	)
) ss.:
COUNTY OF	)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

NOTARY PUBLIC

My commission expires the
______ day __________ of 20___.

G-2

EXHIBIT H

LIST OF PURCHASE AGREEMENTS

1.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2012, between Redwood Residential Acquisition Corporation (“RRAC”) and 1st Security Bank of Washington, as modified by the related Acknowledgement.

2.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and Academy Mortgage Corporation, as modified by the related Acknowledgement.

3.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2012, between RRAC and Amegy Mortgage Company, L.L.C., as modified by the related Acknowledgement.

4.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and American Pacific Mortgage Corporation, as modified by the related Acknowledgement.

5.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2012, between RRAC and Banner Bank, as modified by the related Acknowledgement.

6.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2012, between RRAC and Bay Equity, LLC, as modified by the related Acknowledgement.

7.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between RRAC and Benchmark Bank, as modified by the related Acknowledgement.

8.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of April 1, 2012, between RRAC and Boston Private Bank & Trust Company, as modified by the related Acknowledgement.

9.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of November 1, 2011, between RRAC and Castle & Cooke Mortgage, LLC, as modified by the related Acknowledgement.

10.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and Cherry Creek Mortgage Co., Inc., as modified by the related Acknowledgement.

11.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2012, between RRAC and Cobalt Mortgage, Inc., as modified by the related Acknowledgement.

12.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Cole Taylor Bank, as modified by the related Acknowledgement.

13.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Colonial Savings, F.A., as modified by the related Acknowledgement.

14.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between RRAC and Cornerstone Mortgage Company, as modified by the related Acknowledgement.

15.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and DHI Mortgage Company, Ltd., as modified by the related Acknowledgement.

16.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Embrace Home Loans, Inc., as modified by the related Acknowledgement

17.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of April 1, 2012, between RRAC and Evergreen Moneysource Mortgage Company dba Evergreen Home Loans, as modified by the related Acknowledgement.

H-1

18.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Fairway Independent Mortgage Corporation, as modified by the related Acknowledgement.

19.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2012, between RRAC and Fidelity Bank dba Fidelity Bank Mortgage, as modified by the related Acknowledgement.

20.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011 between RRAC and First Choice Loan Services, Inc., as modified by the related Acknowledgement.

21.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2012 between RRAC and First Heritage Mortgage, LLC., as modified by the related Acknowledgement.

22.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and FirstBank, as modified by the related Acknowledgement.

23.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between RRAC and Flagstar Capital Markets Corporation, as modified by the related Acknowledgement.

24.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Franklin American Mortgage Company, as modified by the related Acknowledgement.

25.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Fremont Bank, as modified by the related Acknowledgement.

26.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Fulton Bank, National Association, as modified by the related Acknowledgement.

27.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2012, between RRAC and George Mason Mortgage, LLC, as modified by the related Acknowledgement.

28.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and GFI Mortgage Bankers, Incorporated, as modified by the related Acknowledgement.

29.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and GuardHill Financial Corporation, as modified by the related Acknowledgement.

30.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2012, between RRAC and Guild Mortgage Company, as modified by the related Acknowledgement.

31.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and The Huntington National Bank, as modified by the related Acknowledgement.

32.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2012, between RRAC and Leader Bank, N.A., as modified by the related Acknowledgement.

33.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2012, between RRAC and MegaStar Financial Corporation, as modified by the related Acknowledgement.

34.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2012, between RRAC and Michigan Mutual, Incorporation, as modified by the related Acknowledgement.

35.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Monarch Bank, as modified by the related Acknowledgement.

H-2

36.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2012, between RRAC and Mortgage Master, Inc., as modified by the related Acknowledgement.

37.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2012, between RRAC and Paramount Equity Mortgage, as modified by the related Acknowledgement.

38.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2012, between RRAC and Perl Mortgage, Incorporated, as modified by the related Acknowledgement.

39.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Plaza Home Mortgage, Incorporated, as modified by the related Acknowledgement.

40.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2012, between RRAC and Primary Residential Mortgage, Inc., as modified by the related Acknowledgement.

41.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between RRAC and PrimeLending, a PlainsCapital Company, as modified by the related Acknowledgement.

42.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2011, between RRAC and Prospect Mortgage, LLC, as modified by the related Acknowledgement.

43.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and Provident Savings Bank, as modified by the related Acknowledgement.

44.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2012, between RRAC and Renasant Bank, as modified by the related Acknowledgement.

45.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of November 1, 2012, between RRAC and Residential Finance Corporation, as modified by the related Acknowledgement.

46.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2012, between RRAC and RMR Financial, LLC, as modified by the related Acknowledgement.

47.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2012, between RRAC and Sandy Spring Bank, as modified by the related Acknowledgement.

48.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2012, between RRAC and SCBT, as modified by the related Acknowledgement.

49.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Simonich Corporation, dba BOC Mortgage, as modified by the related Acknowledgement.

50.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between RRAC and Sterling Savings Bank, as modified by the related Acknowledgement.

51.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and Stifel Bank and Trust, as modified by the related Acknowledgement.

52.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2012, between RRAC and Everett Financial, Inc. DBA Supreme Lending, as modified by the related Acknowledgement.

53.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and The Lending Partners, LLC, as modified by the related Acknowledgement.

54.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2012, between RRAC and Total Mortgage Services, LLC, as modified by the related Acknowledgement.

H-3

55.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2012, between RRAC and Umpqua Bank, as modified by the related Acknowledgement.

56.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and United Shore Financial Services, LLC, as successor in interest to Shore Financial Services, Inc., as modified by the related Acknowledgement.

57.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Universal American Mortgage Company, LLC, as modified by the related Acknowledgement.

58.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2013, between RRAC and W.R. Starkey Mortgage, LLP, as modified by the related Acknowledgement.

59.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and Mortgage Access Corp. DBA Weichert Financial Services, as modified by the related Acknowledgement.

60.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2011, between RRAC and Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A., as modified by the related Acknowledgement.

61.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and WJ Bradley Mortgage Capital LLC, as modified by the related Acknowledgement.

H-4

EXHIBIT I

ADDITIONAL DISCLOSURE NOTIFICATION

Additional Disclosure Notification

Wells Fargo Bank, N.A., as securities administrator

Fax: 410-715-2380

Email: cts.sec.notifications@wellsfargo.com

Sequoia Residential Funding, Inc.

Fax: 415-381-1773

Email: Sequoia.Notices@redwoodtrust.com

Attn: Corporate Trust Services—Sequoia Mortgage Trust 2013-6, Mortgage Pass-Through Certificates, Series 2013-6—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section 6.21[(a)][(b)][(c)] of the Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, with respect to Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificate, the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By:
Name:
Title:

I-1

EXHIBIT J

BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATE

Sequoia Mortgage Trust 2013-6 (the “Trust”)

Mortgage Pass-Through Certificates

Re:          The Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates.

I, __________________________, the _________________________ of [NAME OF COMPANY] (the “Company”) certify to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)           I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust Fund;

(2)           To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Company’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

(3)           To my knowledge, the distribution information required to be provided by the Company under the Pooling and Servicing Agreement has been provided to the Securities Administrator for inclusion in the Reports is included in the Reports;

(4)           I am responsible for reviewing the activities performed by the Company under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the assessment of compliance of the Company required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Company has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

(5)           The report on assessment of compliance with servicing criteria applicable to the Company for asset-backed securities of the Company and each Subcontractor utilized by the Company and the related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Company has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), subservicer(s), custodian(s)]

Date:

By:

[Signature]
[Title]

J-1

EXHIBIT K

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The Assessment of Compliance to be delivered by the parties listed in the table below shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” for each such party:

Regulation AB Reference	Servicing Criteria	Master Servicer	Securities Administrator	Custodian

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

K-1

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X

1122(d)(2)(v)	Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.		X

K-2

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.			X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements			X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	N/A	N/A	N/A

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	N/A	N/A	N/A

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	N/A	N/A	N/A

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	N/A	N/A	N/A

K-3

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	N/A	N/A	N/A

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A	N/A	N/A

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	N/A	N/A	N/A

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A	N/A

K-4

EXHIBIT L

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information

Information included in the Distribution Date Statement	Master Servicer Securities Administrator
Any information required by 1121 which is NOT included on the Distribution Date Statement	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:
▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor

Item 3: Sale of Securities and Use of Proceeds	Depositor

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

L-1

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 4: Defaults Upon Senior Securities	Securities Administrator
Trustee
Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Item 5: Submission of Matters to a Vote of Security Holders	Securities Administrator
Trustee
Information from Item 4 of Part II of Form 10-Q

Item 6: Significant Obligors of Pool Assets	Depositor

Item 1112(b) – Significant Obligor Financial Information*
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

L-2

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 8: Other Information	Any party responsible for the applicable Form 8-K Disclosure item

Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported

Item 9: Exhibits

Distribution Date Statement to Certificateholders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

L-3

EXHIBIT M

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor

Item 9B: Other Information
Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K

Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor

Reg AB Item 1112(b): Significant Obligors of Pool Assets

Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information

▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Reg AB Item 1115(b): Derivative Counterparty Financial Information

▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

M-1

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:
▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor

Reg AB Item 1119: Affiliations and Relationships

Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor as to (a) Trustee as to (b)
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

M-2

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

M-3

EXHIBIT N

ADDITIONAL FORM 8-K DISCLOSURE

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement	All parties (as to themselves)

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custody agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

Item 1.02- Termination of a Material Definitive Agreement	All parties (as to themselves)

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custody agreement.

Item 1.03- Bankruptcy or Receivership	Depositor

Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	Depositor

N-1

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement	Depositor
Master Servicer
Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.	Securities Administrator

Disclosure will be made of events other than waterfall triggers which are disclosed in the Distribution Date Statements to the certificateholders.

Item 3.03- Material Modification to Rights of Security Holders	Securities Administrator
Depositor
Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year	Depositor

Disclosure is required of any amendment “to the governing documents of the issuing entity”.

Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Securities Administrator	Master Servicer/Securities Administrator/Depositor/ Servicer (as to itself)/Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Depositor/Securities Administrator

N-2

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 6.03- Change in Credit Enhancement or External Support	Depositor/Securities Administrator

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.
Reg AB disclosure about any new enhancement provider is also required.	Depositor

Item 6.04- Failure to Make a Required Distribution	Securities Administrator

Item 6.05- Securities Act Updating Disclosure	Depositor

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor

Item 7.01- Reg FD Disclosure	All parties (as to themselves)

Item 8.01- Other Events	Depositor

Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.

Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

N-3

EXHIBIT O

FORM OF CERTIFICATION FOR NRSROs AND DEPOSITOR

[Date]

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: RMBS – SEMT 2013-6

Attention:	Sequoia Mortgage Trust 2013-6,

Mortgage Pass-Through Certificates, Series 2013-6

In accordance with the requirements for obtaining certain information pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to the above-referenced certificates (the “Certificates”), the undersigned hereby certifies and agrees as follows:

With respect to any Nationally Recognized Statistical Rating Organization (“NRSRO”):

1.	The undersigned, an NRSRO, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e).
2.	The undersigned has access to the Depositor's 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor's 17g-5 website shall also be applicable to information obtained from the Rule 17g-5 Website.
3.	The undersigned shall be deemed to have recertified to the provisions herein each time it accesses any information on the Rule 17g-5 Website maintained by the Securities Administrator.

With respect to the Depositor:

1.	The undersigned is the Depositor under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

O-1

SCHEDULE A

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			9999999		10000010768	1	1	0	9
2	1000383	0.002500			9999999		10000010733	1	1	0	6
3	1000383	0.002500			9999999		10000010732	1	1	0	6
4	1000383	0.002500			9999999		10000010676	1	1	0	9
5	1000383	0.002500			9999999		10000010482	1	1	0	9
6	1000383	0.002500			9999999		10000010400	1	1	0	9
7	1000383	0.002500			9999999		10000010370	1	1	0	9
8	1000383	0.002500			9999999		10000010257	1	1	0	9
9	1000383	0.002500			9999999		10000010195	1	1	0	7
10	1000383	0.002500			9999999		10000010186	1	1	0	6
11	1000383	0.002500			9999999		10000010164	1	1	0	9
12	1000383	0.002500			9999999		10000010113	1	1	0	9
13	1000383	0.002500			9999999		10000010095	1	1	0	9
14	1000383	0.002500			9999999		10000010091	1	1	0	7
15	1000383	0.002500			9999999		10000010073	1	1	0	7
16	1000383	0.002500			9999999		10000010072	1	1	0	9
17	1000383	0.002500			9999999		10000010065	1	1	0	7
18	1000383	0.002500			1000536		10000010040	1	1	0	7
19	1000383	0.002500			9999999		10000010031	1	1	0	3
20	1000383	0.002500			9999999		10000009957	1	1	0	9
21	1000383	0.002500			9999999		10000009933	1	1	0	7
22	1000383	0.002500			9999999		10000009909	1	1	0	7
23	1000383	0.002500			9999999		10000009900	1	1	0	3
24	1000383	0.002500			9999999		10000009844	1	1	0	3
25	1000383	0.002500			9999999		10000009829	1	1	0	9
26	1000383	0.002500			9999999		10000009820	1	1	0	9
27	1000383	0.002500			9999999		10000009813	1	1	0	9
28	1000383	0.002500			9999999		10000009799	1	1	0	7
29	1000383	0.002500			9999999		10000009794	1	1	0	7
30	1000383	0.002500			9999999		10000009781	1	1	0	6
31	1000383	0.002500			9999999		10000009750	1	1	0	7
32	1000383	0.002500			9999999		10000009711	1	1	0	7
33	1000383	0.002500			9999999		10000009701	1	1	0	9
34	1000383	0.002500			1000536		10000009683	1	1	0	7
35	1000383	0.002500			9999999		10000009674	1	1	0	9
36	1000383	0.002500			9999999		10000009670	1	1	0	9
37	1000383	0.002500			9999999		10000009656	1	1	0	6
38	1000383	0.002500			1000536		10000009626	1	1	0	7
39	1000383	0.002500			9999999		10000009607	1	1	0	7
40	1000383	0.002500			9999999		10000009588	1	1	0	9
41	1000383	0.002500			9999999		10000009572	1	1	0	9
42	1000383	0.002500			9999999		10000009564	1	1	0	7
43	1000383	0.002500			9999999		10000009560	1	1	0	9
44	1000383	0.002500			9999999		10000009553	1	1	0	7
45	1000383	0.002500			9999999		10000009540	1	1	0	9
46	1000383	0.002500			9999999		10000009530	1	1	0	9
47	1000383	0.002500			9999999		10000009512	1	1	0	9
48	1000383	0.002500			9999999		10000009509	1	1	0	7
49	1000383	0.002500			9999999		10000009498	1	1	0	7
50	1000383	0.002500			9999999		10000009487	1	1	0	7
51	1000383	0.002500			9999999		10000009482	1	1	0	7
52	1000383	0.002500			9999999		10000009477	1	1	0	7
53	1000383	0.002500			9999999		10000009453	1	1	0	9
54	1000383	0.002500			9999999		10000009448	1	1	0	9
55	1000383	0.002500			9999999		10000009419	1	1	0	7
56	1000383	0.002500			9999999		10000009417	1	1	0	9
57	1000383	0.002500			9999999		10000009400	1	1	0	9
58	1000383	0.002500			9999999		10000009368	1	1	0	7
59	1000383	0.002500			1000536		10000009333	1	1	0	9
60	1000383	0.002500			9999996		10000009322	1	1	0	9
61	1000383	0.002500			9999999		10000009316	1	1	0	9
62	1000383	0.002500			9999996		10000009298	1	1	0	9
63	1000383	0.002500			9999999		10000009260	1	1	0	7
64	1000383	0.002500			9999999		10000009258	1	1	0	7
65	1000383	0.002500			9999999		10000009251	1	1	0	9
66	1000383	0.002500			1008808		10000009222	1	1	0	7
67	1000383	0.002500			9999999		10000009219	1	1	0	7
68	1000383	0.002500			9999999		10000009180	1	1	0	7
69	1000383	0.002500			9999999		10000009164	1	1	0	9
70	1000383	0.002500			9999996		10000009145	1	1	0	9
71	1000383	0.002500			9999999		10000009141	1	1	0	3
72	1000383	0.002500			9999999		10000009137	1	1	0	9
73	1000383	0.002500			9999999		10000009091	1	1	0	7
74	1000383	0.002500			9999999		10000009086	1	1	0	9
75	1000383	0.002500			9999999		10000009070	1	1	0	9
76	1000383	0.002500			9999999		10000009060	1	1	0	9
77	1000383	0.002500			9999996		10000009033	1	1	0	9
78	1000383	0.002500			9999999		10000009031	1	1	0	9
79	1000383	0.002500			9999999		10000009020	1	1	0	7
80	1000383	0.002500			9999999		10000009013	1	1	0	9
81	1000383	0.002500			9999999		10000009008	1	1	0	9
82	1000383	0.002500			9999999		10000008983	1	1	0	9
83	1000383	0.002500			1008808		10000008930	1	1	0	9
84	1000383	0.002500			9999999		10000008918	1	1	0	9
85	1000383	0.002500			9999999		10000008908	1	1	0	7
86	1000383	0.002500			9999999		10000008897	1	1	0	9
87	1000383	0.002500			9999999		10000008877	1	1	0	3
88	1000383	0.002500			9999999		10000008875	1	1	0	9
89	1000383	0.002500			9999999		10000008873	1	1	0	3
90	1000383	0.002500			9999999		10000008820	1	1	0	3
91	1000383	0.002500			9999999		10000008818	1	1	0	3
92	1000383	0.002500			1000536		10000008812	1	1	0	9
93	1000383	0.002500			9999999		10000008802	1	1	0	9
94	1000383	0.002500			9999999		10000008742	1	1	0	7
95	1000383	0.002500			1000536		10000008720	1	1	0	3
96	1000383	0.002500			9999999		10000008718	1	1	0	9
97	1000383	0.002500			9999999		10000008677	1	1	0	9
98	1000383	0.002500			9999999		10000008613	1	1	0	9
99	1000383	0.002500			9999999		10000008610	1	1	0	9
100	1000383	0.002500			9999999		10000008609	1	1	0	9
101	1000383	0.002500			9999999		10000008608	1	1	0	9
102	1000383	0.002500			9999999		10000008592	1	1	0	9
103	1000383	0.002500			9999999		10000008577	1	1	0	9
104	1000383	0.002500			9999999		10000008569	1	1	0	3
105	1000383	0.002500			9999999		10000008568	1	1	0	9
106	1000383	0.002500			9999999		10000008421	1	1	0	9
107	1000383	0.002500			9999999		10000008418	1	1	0	3
108	1000383	0.002500			9999999		10000008412	1	1	0	6
109	1000383	0.002500			1008808		10000008401	1	1	0	9
110	1000383	0.002500			9999999		10000008355	1	1	0	9
111	1000383	0.002500			9999999		10000008352	1	1	0	9
112	1000383	0.002500			1008808		10000008344	1	1	0	9
113	1000383	0.002500			9999999		10000008326	1	1	0	9
114	1000383	0.002500			9999999		10000008291	1	1	0	6
115	1000383	0.002500			9999999		10000008278	1	1	0	9
116	1000383	0.002500			9999999		10000008264	1	1	0	9
117	1000383	0.002500			9999999		10000008245	1	1	0	7
118	1000383	0.002500			9999999		10000008234	1	1	0	9
119	1000383	0.002500			1000536		10000008215	1	1	0	9
120	1000383	0.002500			9999999		10000008207	1	1	0	3
121	1000383	0.002500			9999999		10000008175	1	1	0	9
122	1000383	0.002500			9999999		10000008168	1	1	0	7
123	1000383	0.002500			9999999		10000008155	1	1	0	9
124	1000383	0.002500			9999999		10000008123	1	1	0	7
125	1000383	0.002500			9999999		10000008118	1	1	0	9
126	1000383	0.002500			9999999		10000008090	1	1	0	9
127	1000383	0.002500			9999999		10000008080	1	1	0	9
128	1000383	0.002500			9999999		10000008078	1	1	0	9
129	1000383	0.002500			1000536		10000008048	1	1	0	9
130	1000383	0.002500			9999999		10000007989	1	1	0	9
131	1000383	0.002500			1008808		10000007972	1	1	0	9
132	1000383	0.002500			9999999		10000007931	1	1	0	9
133	1000383	0.002500			9999999		10000007924	1	1	0	9
134	1000383	0.002500			9999996		10000007903	1	1	0	3
135	1000383	0.002500			9999999		10000007902	1	1	0	9
136	1000383	0.002500			9999999		10000007896	1	1	0	9
137	1000383	0.002500			1000536		10000007892	1	1	0	3
138	1000383	0.002500			9999999		10000007865	1	1	0	3
139	1000383	0.002500			9999999		10000007864	1	1	0	9
140	1000383	0.002500			9999999		10000007830	1	1	0	9
141	1000383	0.002500			1000536		10000007757	1	1	0	9
142	1000383	0.002500			9999999		10000007708	1	1	0	7
143	1000383	0.002500			9999999		10000007707	1	1	0	9
144	1000383	0.002500			9999999		10000007620	1	1	0	9
145	1000383	0.002500			9999999		10000007572	1	1	0	9
146	1000383	0.002500			9999999		10000007569	1	1	0	9
147	1000383	0.002500			9999999		10000007568	1	1	0	9
148	1000383	0.002500			9999999		10000007541	1	1	0	9
149	1000383	0.002500			9999999		10000007503	1	1	0	9
150	1000383	0.002500			9999999		10000007490	1	1	0	9
151	1000383	0.002500			1000536		10000007477	1	1	0	7
152	1000383	0.002500			9999999		10000007432	1	1	0	9
153	1000383	0.002500			9999999		10000007381	1	1	0	9
154	1000383	0.002500			9999999		10000007332	1	1	0	7
155	1000383	0.002500			9999999		10000007331	1	1	0	9
156	1000383	0.002500			9999999		10000007323	1	1	0	9
157	1000383	0.002500			9999999		10000007218	1	1	0	9
158	1000383	0.002500			9999999		10000007209	1	1	0	9
159	1000383	0.002500			9999999		10000007046	1	1	0	3
160	1000383	0.002500			9999996		10000007030	1	1	0	9
161	1000383	0.002500			9999999		10000006827	1	1	0	3
162	1000383	0.002500			9999999		10000006751	1	1	0	7
163	1000383	0.002500			9999999		10000006395	1	1	0	3
164	1000383	0.002500			9999999		10000005754	1	1	0	9
165	1000383	0.002500			1008808		1650010791	1	1	0	9
166	1000383	0.002500			1008808		1650010750	1	1	0	9
167	1000383	0.002500			1008808		1650010740	1	1	0	9
168	1000383	0.002500			1008808		1650010581	1	1	0	9
169	1000383	0.002500			1008808		1650010564	1	1	0	9
170	1000383	0.002500			1008808		1650010562	1	1	0	9
171	1000383	0.002500			1008808		1650010274	1	1	0	9
172	1000383	0.002500			1008808		1650007107	1	1	0	9
173	1000383	0.002500			9999999		1600010204	1	1	0	9
174	1000383	0.002500			9999999		1310008355	1	1	0	9
175	1000383	0.002500			9999999		1250006571	1	1	0	3
176	1000383	0.002500			9999999		1180010079	1	1	0	9
177	1000383	0.002500			9999999		1140009766	1	1	0	9
178	1000383	0.002500			1000536		1050008096	1	1	0	7
179	1000383	0.002500			9999999		1010011247	1	1	0	9
180	1000383	0.002500			9999999		1010010826	1	1	0	9
181	1000383	0.002500			9999999		10000008306	1	1	0	7
182	1000383	0.002500			9999999		10000007536	1	1	0	9
183	1000383	0.002500			9999999		10000007200	1	1	0	9
184	1000383	0.002500			1008808		1650010118	1	1	0	9
185	1000383	0.002500			1008808		1650009440	1	1	0	9
186	1000383	0.002500			9999999		10000007007	1	1	0	7
187	1000383	0.002500			1008808		1650010687	1	1	0	9
188	1000383	0.002500			1000324		10000008121	1	1	0	9
189	1000383	0.002500			9999999		10000007690	1	1	0	9
190	1000383	0.002500			1008808		10000007871	1	1	0	9
191	1000383	0.002500			9999999		10000009876	1	1	0	7
192	1000383	0.002500			1000324		10000009824	1	1	0	9
193	1000383	0.002500			1000324		10000008179	1	1	0	9
194	1000383	0.002500			9999999		10000007807	1	1	0	7
195	1000383	0.002500			9999999		10000008363	1	1	0	9
196	1000383	0.002500			9999999		10000008185	1	1	0	9
197	1000383	0.002500			1008808		1650010018	1	1	0	9
198	1000383	0.002500			9999996		10000008614	1	1	0	9
199	1000383	0.002500			9999999		10000009823	1	1	0	7
200	1000383	0.002500			9999999		10000008120	1	1	0	6
201	1000383	0.002500			9999999		10000009916	1	1	0	9
202	1000383	0.002500			1008808		1650009554	1	1	0	9
203	1000383	0.002500			9999999		10000007911	1	1	0	9
204	1000383	0.002500			9999999		10000010247	1	1	0	9
205	1000383	0.002500			9999999		1150010764	1	1	0	9
206	1000383	0.002500			1000536		10000008795	1	1	0	9
207	1000383	0.002500			9999999		10000008675	1	1	0	7
208	1000383	0.002500			1000324		10000008039	1	1	0	7
209	1000383	0.002500			9999999		10000008498	1	1	0	7
210	1000383	0.002500			9999996		10000006885	1	1	0	7
211	1000383	0.002500			9999999		10000008661	1	1	0	9
212	1000383	0.002500			9999996		10000009860	1	1	0	7
213	1000383	0.002500			9999999		10000009359	1	1	0	7
214	1000383	0.002500			9999996		10000008071	1	1	0	9
215	1000383	0.002500			9999999		1150010823	1	1	0	9
216	1000383	0.002500			1000536		10000007768	1	1	0	9
217	1000383	0.002500			9999999		1010010593	1	1	0	9
218	1000383	0.002500			1000536		10000008067	1	1	0	9
219	1000383	0.002500			9999999		10000007226	1	1	0	9
220	1000383	0.002500			9999999		10000008566	1	1	0	9
221	1000383	0.002500			1008808		1650010356	1	1	0	9
222	1000383	0.002500			1000536		10000008153	1	1	0	9
223	1000383	0.002500			9999999		10000008218	1	1	0	3
224	1000383	0.002500			9999999		10000009731	1	1	0	9
225	1000383	0.002500			9999999		10000009277	1	1	0	9
226	1000383	0.002500			9999999		10000008619	1	1	0	7
227	1000383	0.002500			1000324		10000008491	1	1	0	9
228	1000383	0.002500			9999996		1360008432	1	1	0	9
229	1000383	0.002500			9999999		10000008219	1	1	0	9
230	1000383	0.002500			9999999		10000008285	1	1	0	9
231	1000383	0.002500			9999999		10000008140	1	1	0	9
232	1000383	0.002500			9999999		10000006453	1	1	0	9
233	1000383	0.002500			1000324		10000009628	1	1	0	9
234	1000383	0.002500			9999999		1150008579	1	1	0	9
235	1000383	0.002500			9999999		1150009958	1	1	0	9
236	1000383	0.002500			1008808		1650010019	1	1	0	9
237	1000383	0.002500			1000324		10000009301	1	1	0	9
238	1000383	0.002500			9999999		10000007420	1	1	0	3
239	1000383	0.002500			1008808		1650010573	1	1	0	9
240	1000383	0.002500			1008808		1650010714	1	1	0	9
241	1000383	0.002500			9999999		10000008772	1	1	0	7
242	1000383	0.002500			9999996		10000009515	1	1	0	9
243	1000383	0.002500			9999999		10000009029	1	1	0	9
244	1000383	0.002500			9999999		10000009356	1	1	0	7
245	1000383	0.002500			9999999		1160010105	1	1	0	9
246	1000383	0.002500			9999999		10000009843	1	1	0	9
247	1000383	0.002500			9999999		10000008156	1	1	0	9
248	1000383	0.002500			9999999		10000008816	1	1	0	7
249	1000383	0.002500			9999999		1150010856	1	1	0	9
250	1000383	0.002500			9999999		10000008731	1	1	0	7
251	1000383	0.002500			9999999		10000008958	1	1	0	9
252	1000383	0.002500			9999999		10000008277	1	1	0	9
253	1000383	0.002500			9999999		10000007812	1	1	0	9
254	1000383	0.002500			9999999		1010010785	1	1	0	9
255	1000383	0.002500			9999999		10000007927	1	1	0	9
256	1000383	0.002500			9999999		10000009546	1	1	0	9
257	1000383	0.002500			1000536		10000008213	1	1	0	9
258	1000383	0.002500			9999999		10000008448	1	1	0	9
259	1000383	0.002500			1000324		10000007671	1	1	0	9
260	1000383	0.002500			9999999		10000009617	1	1	0	9
261	1000383	0.002500			9999999		10000009041	1	1	0	7
262	1000383	0.002500			9999999		10000006882	1	1	0	7
263	1000383	0.002500			1000536		10000008761	1	1	0	7
264	1000383	0.002500			9999999		10000008212	1	1	0	9
265	1000383	0.002500			9999999		10000009396	1	1	0	9
266	1000383	0.002500			1000536		10000008990	1	1	0	7
267	1000383	0.002500			9999999		10000008446	1	1	0	9
268	1000383	0.002500			9999999		10000006963	1	1	0	7
269	1000383	0.002500			1000324		10000009374	1	1	0	9
270	1000383	0.002500			9999999		10000010042	1	1	0	9
271	1000383	0.002500			1000324		10000009143	1	1	0	9
272	1000383	0.002500			9999999		10000009116	1	1	0	9
273	1000383	0.002500			9999999		10000007109	1	1	0	7
274	1000383	0.002500			9999999		10000008597	1	1	0	9
275	1000383	0.002500			9999999		1430010220	1	1	0	9
276	1000383	0.002500			1000324		10000008180	1	1	0	9
277	1000383	0.002500			9999999		10000009144	1	1	0	7
278	1000383	0.002500			9999999		10000008424	1	1	0	7
279	1000383	0.002500			9999999		10000008899	1	1	0	9
280	1000383	0.002500			9999999		10000007685	1	1	0	9
281	1000383	0.002500			9999999		10000007817	1	1	0	9
282	1000383	0.002500			9999999		10000007981	1	1	0	9
283	1000383	0.002500			9999999		10000009544	1	1	0	9
284	1000383	0.002500			9999999		1150010565	1	1	0	9
285	1000383	0.002500			9999999		10000009518	1	1	0	6
286	1000383	0.002500			9999996		10000009332	1	1	0	3
287	1000383	0.002500			9999996		10000008686	1	1	0	7
288	1000383	0.002500			1000324		10000009641	1	1	0	9
289	1000383	0.002500			1000536		10000009003	1	1	0	3
290	1000383	0.002500			9999999		10000009007	1	1	0	7
291	1000383	0.002500			9999999		10000009011	1	1	0	7
292	1000383	0.002500			9999999		10000006832	1	1	0	9
293	1000383	0.002500			9999999		10000010003	1	1	0	7
294	1000383	0.002500			9999999		10000008490	1	1	0	9
295	1000383	0.002500			1008808		1650010654	1	1	0	9
296	1000383	0.002500			9999999		10000007330	1	1	0	9
297	1000383	0.002500			9999999		10000008260	1	1	0	9
298	1000383	0.002500			9999999		1270009181	1	1	0	9
299	1000383	0.002500			9999999		1500009933	1	1	0	9
300	1000383	0.002500			9999999		10000008284	1	1	0	9
301	1000383	0.002500			9999999		10000008881	1	1	0	6
302	1000383	0.002500			9999999		10000007979	1	1	0	9
303	1000383	0.002500			1000324		1030009306	1	1	0	9
304	1000383	0.002500			1000536		10000008565	1	1	0	9
305	1000383	0.002500			9999999		10000007684	1	1	0	9
306	1000383	0.002500			9999999		10000009655	1	1	0	3
307	1000383	0.002500			9999999		10000009053	1	1	0	7
308	1000383	0.002500			1000536		10000008405	1	1	0	7
309	1000383	0.002500			9999999		10000008916	1	1	0	7
310	1000383	0.002500			9999999		10000008511	1	1	0	7
311	1000383	0.002500			9999999		10000009115	1	1	0	9
312	1000383	0.002500			9999999		10000008800	1	1	0	7
313	1000383	0.002500			9999999		10000007480	1	1	0	6
314	1000383	0.002500			1008808		10000008548	1	1	0	9
315	1000383	0.002500			9999999		10000009531	1	1	0	6
316	1000383	0.002500			9999999		10000007321	1	1	0	3
317	1000383	0.002500			9999999		10000005583	1	1	0	9
318	1000383	0.002500			1000324		10000008162	1	1	0	7
319	1000383	0.002500			9999999		10000006283	1	1	0	9
320	1000383	0.002500			9999999		10000008364	1	1	0	7
321	1000383	0.002500			1000324		10000008335	1	1	0	9
322	1000383	0.002500			9999999		10000009443	1	1	0	9
323	1000383	0.002500			9999999		10000008508	1	1	0	7
324	1000383	0.002500			9999999		10000007765	1	1	0	9
325	1000383	0.002500			9999999		10000009833	1	1	0	3
326	1000383	0.002500			1008808		1650010754	1	1	0	9
327	1000383	0.002500			9999999		10000009394	1	1	0	7
328	1000383	0.002500			9999999		10000008204	1	1	0	9
329	1000383	0.002500			1008808		10000008296	1	1	0	9
330	1000383	0.002500			9999999		1150010808	1	1	0	9
331	1000383	0.002500			9999999		10000007058	1	1	0	9
332	1000383	0.002500			1000324		10000009312	1	1	0	9
333	1000383	0.002500			1000324		10000007253	1	1	0	3
334	1000383	0.002500			1000536		10000009436	1	1	0	7
335	1000383	0.002500			9999999		10000008662	1	1	0	9
336	1000383	0.002500			9999999		10000007222	1	1	0	3
337	1000383	0.002500			9999999		10000009654	1	1	0	9
338	1000383	0.002500			9999999		10000008847	1	1	0	9
339	1000383	0.002500			9999999		10000007450	1	1	0	9
340	1000383	0.002500			9999996		10000008729	1	1	0	9
341	1000383	0.002500			9999999		10000008232	1	1	0	9
342	1000383	0.002500			9999999		10000009162	1	1	0	7
343	1000383	0.002500			9999999		10000007215	1	1	0	3
344	1000383	0.002500			9999999		10000009066	1	1	0	9
345	1000383	0.002500			9999999		10000007564	1	1	0	9
346	1000383	0.002500			9999999		10000009365	1	1	0	9
347	1000383	0.002500			9999999		10000007488	1	1	0	9
348	1000383	0.002500			1000536		10000008753	1	1	0	7
349	1000383	0.002500			9999996		10000009832	1	1	0	9
350	1000383	0.002500			9999999		10000009156	1	1	0	7
351	1000383	0.002500			9999999		10000008580	1	1	0	9
352	1000383	0.002500			9999999		10000008950	1	1	0	9
353	1000383	0.002500			1008808		10000008096	1	1	0	9
354	1000383	0.002500			9999999		10000007005	1	1	0	9
355	1000383	0.002500			9999999		10000006770	1	1	0	9
356	1000383	0.002500			9999999		10000009427	1	1	0	9
357	1000383	0.002500			9999999		10000008289	1	1	0	7
358	1000383	0.002500			9999999		10000008791	1	1	0	9
359	1000383	0.002500			9999999		1250010287	1	1	0	9
360	1000383	0.002500			9999999		10000008887	1	1	0	9
361	1000383	0.002500			1000324		10000008604	1	1	0	9
362	1000383	0.002500			9999996		1360007739	1	1	0	9
363	1000383	0.002500			9999999		10000009558	1	1	0	9
364	1000383	0.002500			9999999		10000008606	1	1	0	9
365	1000383	0.002500			9999999		10000008057	1	1	0	9
366	1000383	0.002500			9999999		10000008341	1	1	0	7
367	1000383	0.002500			9999999		10000009187	1	1	0	9
368	1000383	0.002500			1000324		10000009234	1	1	0	9
369	1000383	0.002500			9999999		10000008143	1	1	0	9
370	1000383	0.002500			1000536		10000008298	1	1	0	9
371	1000383	0.002500			9999999		10000007647	1	1	0	9
372	1000383	0.002500			9999999		1150011265	1	1	0	7
373	1000383	0.002500			9999999		10000006875	1	1	0	9
374	1000383	0.002500			9999999		10000008584	1	1	0	9
375	1000383	0.002500			9999999		10000007603	1	1	0	9
376	1000383	0.002500			9999999		10000008760	1	1	0	9
377	1000383	0.002500			9999999		10000008941	1	1	0	9
378	1000383	0.002500			9999999		10000007926	1	1	0	9
379	1000383	0.002500			1000536		10000009831	1	1	0	3
380	1000383	0.002500			9999999		10000009547	1	1	0	9
381	1000383	0.002500			9999999		10000008426	1	1	0	9
382	1000383	0.002500			9999996		10000007433	1	1	0	9
383	1000383	0.002500			9999999		10000008525	1	1	0	7
384	1000383	0.002500			9999999		10000007229	1	1	0	9
385	1000383	0.002500			9999999		10000007898	1	1	0	9
386	1000383	0.002500			1000536		10000009297	1	1	0	9
387	1000383	0.002500			9999999		1500010261	1	1	0	9
388	1000383	0.002500			9999999		10000009102	1	1	0	7
389	1000383	0.002500			9999999		10000009871	1	1	0	9
390	1000383	0.002500			1000324		10000008059	1	1	0	9
391	1000383	0.002500			9999999		10000010135	1	1	0	9
392	1000383	0.002500			1000324		10000009634	1	1	0	7
393	1000383	0.002500			9999999		10000007639	1	1	0	9
394	1000383	0.002500			9999996		10000007495	1	1	0	9
395	1000383	0.002500			9999999		10000008414	1	1	0	9
396	1000383	0.002500			9999999		1150010751	1	1	0	7
397	1000383	0.002500			1008808		10000008803	1	1	0	7
398	1000383	0.002500			9999999		10000006606	1	1	0	9
399	1000383	0.002500			9999999		10000009709	1	1	0	9
400	1000383	0.002500			1000536		10000008792	1	1	0	7
401	1000383	0.002500			9999999		1150009113	1	1	0	9
402	1000383	0.002500			9999999		10000008494	1	1	0	7
403	1000383	0.002500			9999999		10000007874	1	1	0	9
404	1000383	0.002500			9999999		1150010717	1	1	0	7
405	1000383	0.002500			9999999		10000008252	1	1	0	9
406	1000383	0.002500			1008808		1650010367	1	1	0	9
407	1000383	0.002500			9999996		10000008952	1	1	0	3
408	1000383	0.002500			9999999		1150007051	1	1	0	3
409	1000383	0.002500			9999999		10000009489	1	1	0	7
410	1000383	0.002500			1008808		10000009449	1	1	0	7
411	1000383	0.002500			9999999		10000007175	1	1	0	9
412	1000383	0.002500			9999999		10000007415	1	1	0	9
413	1000383	0.002500			9999999		10000008300	1	1	0	3
414	1000383	0.002500			1000324		10000008117	1	1	0	9
415	1000383	0.002500			9999999		10000006382	1	1	0	3
416	1000383	0.002500			9999996		10000008381	1	1	0	3
417	1000383	0.002500			9999999		1150010875	1	1	0	7
418	1000383	0.002500			9999999		1150008630	1	1	0	9
419	1000383	0.002500			9999999		10000007184	1	1	0	9
420	1000383	0.002500			9999999		1150010859	1	1	0	9
421	1000383	0.002500			9999999		10000007706	1	1	0	9
422	1000383	0.002500			9999996		10000008486	1	1	0	9
423	1000383	0.002500			9999999		10000008315	1	1	0	3
424	1000383	0.002500			9999999		10000007204	1	1	0	9
425	1000383	0.002500			9999999		10000008764	1	1	0	9
426	1000383	0.002500			1000324		10000006338	1	1	0	3
427	1000383	0.002500			9999999		10000007601	1	1	0	7
428	1000383	0.002500			9999999		10000006393	1	1	0	9
429	1000383	0.002500			9999999		10000008217	1	1	0	9
430	1000383	0.002500			1000324		10000007965	1	1	0	9
431	1000383	0.002500			9999999		10000008811	1	1	0	9
432	1000383	0.002500			9999999		10000008188	1	1	0	6
433	1000383	0.002500			9999999		10000009678	1	1	0	9
434	1000383	0.002500			9999999		10000007650	1	1	0	9
435	1000383	0.002500			1000324		1030009255	1	1	0	9
436	1000383	0.002500			9999999		10000009056	1	1	0	9
437	1000383	0.002500			9999999		10000009005	1	1	0	7
438	1000383	0.002500			1000536		10000009439	1	1	0	3
439	1000383	0.002500			1000536		10000008456	1	1	0	7
440	1000383	0.002500			1000324		10000008447	1	1	0	9
441	1000383	0.002500			9999999		10000008327	1	1	0	9
442	1000383	0.002500			9999996		10000008586	1	1	0	3
443	1000383	0.002500			9999999		1150010842	1	1	0	9
444	1000383	0.002500			9999999		10000007174	1	1	0	9
445	1000383	0.002500			1008808		10000008151	1	1	0	9
446	1000383	0.002500			9999999		10000007681	1	1	0	9
447	1000383	0.002500			9999999		10000009254	1	1	0	9
448	1000383	0.002500			9999999		10000008949	1	1	0	7
449	1000383	0.002500			9999999		1150010425	1	1	0	3
450	1000383	0.002500			1000324		10000008041	1	1	0	9
451	1000383	0.002500			9999999		10000009163	1	1	0	6
452	1000383	0.002500			9999999		10000008136	1	1	0	9
453	1000383	0.002500			9999999		10000008850	1	1	0	9
454	1000383	0.002500			9999999		10000007899	1	1	0	9
455	1000383	0.002500			9999999		10000009764	1	1	0	7
456	1000383	0.002500			9999999		10000006834	1	1	0	9
457	1000383	0.002500			9999999		10000007944	1	1	0	9
458	1000383	0.002500			9999999		10000009132	1	1	0	9
459	1000383	0.002500			9999999		10000008283	1	1	0	9
460	1000383	0.002500			9999999		10000008075	1	1	0	9
461	1000383	0.002500			9999999		10000009584	1	1	0	7
462	1000383	0.002500			1000324		10000005608	1	1	0	3
463	1000383	0.002500			9999999		10000008236	1	1	0	3
464	1000383	0.002500			1000324		10000008556	1	1	0	7
465	1000383	0.002500			9999999		10000006513	1	1	0	9
466	1000383	0.002500			1000324		10000007254	1	1	0	9
467	1000383	0.002500			9999999		10000008192	1	1	0	9
468	1000383	0.002500			9999999		10000007949	1	1	0	9
469	1000383	0.002500			9999999		1700010407	1	1	0	9
470	1000383	0.002500			1000324		10000008607	1	1	0	9
471	1000383	0.002500			9999999		10000007644	1	1	0	9
472	1000383	0.002500			9999996		10000008093	1	1	0	9
473	1000383	0.002500			9999996		10000008197	1	1	0	9
474	1000383	0.002500			9999999		10000007711	1	1	0	6
475	1000383	0.002500			1000536		10000008082	1	1	0	7
476	1000383	0.002500			9999996		10000008806	1	1	0	6
477	1000383	0.002500			9999999		10000008029	1	1	0	6
478	1000383	0.002500			9999999		1240009789	1	1	0	9
479	1000383	0.002500			9999999		1150011298	1	1	0	7
480	1000383	0.002500			9999999		10000006850	1	1	0	7
481	1000383	0.002500			9999999		1250010385	1	1	0	9
482	1000383	0.002500			1000536		10000007878	1	1	0	7
483	1000383	0.002500			9999996		10000008382	1	1	0	9
484	1000383	0.002500			9999999		10000009214	1	1	0	9
485	1000383	0.002500			9999999		10000007373	1	1	0	9
486	1000383	0.002500			9999999		10000008647	1	1	0	9
487	1000383	0.002500			1000324		10000008605	1	1	0	7
488	1000383	0.002500			9999999		10000008182	1	1	0	7
489	1000383	0.002500			1000324		10000008862	1	1	0	9
490	1000383	0.002500			9999999		1150010773	1	1	0	9
491	1000383	0.002500			9999999		10000008375	1	1	0	9
492	1000383	0.002500			9999999		1150010672	1	1	0	9
493	1000383	0.002500			1000324		10000008557	1	1	0	6
494	1000383	0.002500			9999999		1150009926	1	1	0	9
495	1000383	0.002500			9999999		10000009135	1	1	0	7
496	1000383	0.002500			1000324		10000007501	1	1	0	9
497	1000383	0.002500			9999999		10000007605	1	1	0	7
498	1000383	0.002500			9999999		10000008522	1	1	0	6
499	1000383	0.002500			1000324		10000009315	1	1	0	9
500	1000383	0.002500			9999999		10000009999	1	1	0	7
501	1000383	0.002500			9999999		1150007075	1	1	0	9
502	1000383	0.002500			1000536		10000008250	1	1	0	9
503	1000383	0.002500			9999999		10000006833	1	1	0	9
504	1000383	0.002500			1000536		10000008905	1	1	0	7
505	1000383	0.002500			1000324		10000009310	1	1	0	7
506	1000383	0.002500			9999999		10000008593	1	1	0	9
507	1000383	0.002500			9999999		10000006987	1	1	0	9
508	1000383	0.002500			1000536		10000009058	1	1	0	3
509	1000383	0.002500			1000324		10000008060	1	1	0	9
510	1000383	0.002500			9999999		10000008076	1	1	0	9
511	1000383	0.002500			9999999		10000008240	1	1	0	9
512	1000383	0.002500			1000324		10000008648	1	1	0	9
513	1000383	0.002500			1008808		1650010434	1	1	0	9
514	1000383	0.002500			1000536		10000008349	1	1	0	9
515	1000383	0.002500			9999999		10000007484	1	1	0	9
516	1000383	0.002500			9999999		10000008005	1	1	0	7
517	1000383	0.002500			9999996		10000009497	1	1	0	7
518	1000383	0.002500			1000324		10000008178	1	1	0	9
519	1000383	0.002500			1008808		1650010538	1	1	0	9
520	1000383	0.002500			1000536		10000007579	1	1	0	9
521	1000383	0.002500			9999999		10000009640	1	1	0	9
522	1000383	0.002500			9999999		10000008134	1	1	0	3
523	1000383	0.002500			1000324		10000007627	1	1	0	9
524	1000383	0.002500			9999999		10000008562	1	1	0	9
525	1000383	0.002500			9999999		10000007988	1	1	0	9
526	1000383	0.002500			9999999		10000007515	1	1	0	9
527	1000383	0.002500			9999999		10000009537	1	1	0	9
528	1000383	0.002500			9999999		1150008069	1	1	0	9
529	1000383	0.002500			9999999		10000008404	1	1	0	9
530	1000383	0.002500			9999999		10000009369	1	1	0	9
531	1000383	0.002500			9999999		10000008733	1	1	0	9
532	1000383	0.002500			1000324		10000007329	1	1	0	9
533	1000383	0.002500			9999999		1150010824	1	1	0	9
534	1000383	0.002500			9999999		1010010768	1	1	0	9
535	1000383	0.002500			1008808		1650010571	1	1	0	9
536	1000383	0.002500			9999999		10000008663	1	1	0	7
537	1000383	0.002500			1000324		10000007888	1	1	0	7
538	1000383	0.002500			9999999		10000007626	1	1	0	9
539	1000383	0.002500			1000536		10000008316	1	1	0	3
540	1000383	0.002500			1000324		10000008496	1	1	0	9
541	1000383	0.002500			9999999		10000009863	1	1	0	7
542	1000383	0.002500			9999999		10000009483	1	1	0	9
543	1000383	0.002500			9999999		10000008206	1	1	0	7
544	1000383	0.002500			9999999		10000008728	1	1	0	9
545	1000383	0.002500			1000536		10000008759	1	1	0	7

	12	13	14	15	16	17	18	19	20	21
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)
1						1	0	0
2						1	0	0
3						1	4	0
4						1	4	0
5						2	0	0
6						1	4	0
7						1	4	0
8						1	0	0
9						1	0	0
10						1	0	0
11						2	0	0
12						1	4	0
13						1	0	0
14						1	4	0
15						1	0	0
16						1	4	0
17						1	0	0
18						1	0	0
19						1	4	0
20						1	4	0
21						1	0	0
22						1	4	0
23						2	0	0
24						1	0	0
25						1	4	0
26						2	4	0
27						1	0	0
28						1	0	0
29						1	4	0
30						1	4	0
31						1	4	0
32						1	0	0
33						1	4	0
34						1	4	0
35						1	0	0
36						1	0	0
37						2	0	0
38						1	0	0
39						1	4	0
40						2	4	0
41						1	4	0
42						1	4	0
43						1	4	0
44						1	0	0
45						2	0	0
46						1	0	0
47						1	4	0
48						1	1	0
49						1	4	0
50						2	4	0
51						1	4	0
52						2	0	0
53						1	4	0
54						1	0	0
55						1	4	0
56						1	0	0
57						1	0	0
58						1	4	0
59						1	4	0
60						1	0	0
61						1	0	0
62						1	0	0
63						1	0	0
64						1	4	0
65						1	4	0
66						5	4	0
67						1	1	0
68						1	0	0
69						1	4	0
70						1	4	0
71						1	4	0
72						1	4	0
73						1	4	0
74						1	0	0
75						1	4	0
76						1	0	0
77						1	0	0
78						1	4	0
79						1	4	0
80						1	4	0
81						1	0	0
82						1	4	0
83						1	0	0
84						1	0	0
85						1	4	0
86						1	0	0
87						2	1	0
88						1	4	0
89						1	4	0
90						1	4	0
91						1	3	0
92						1	0	0
93						1	4	0
94						1	4	0
95						1	4	0
96						1	4	0
97						1	0	0
98						1	0	0
99						1	1	0
100						1	0	0
101						2	4	0
102						1	4	0
103						2	4	0
104						1	4	0
105						1	4	0
106						1	0	0
107						1	4	0
108						1	1	0
109						2	0	0
110						1	0	0
111						1	0	0
112						1	0	0
113						1	4	0
114						2	1	0
115						1	4	0
116						1	4	0
117						1	4	0
118						1	4	0
119						1	4	0
120						1	0	0
121						2	4	0
122						1	4	0
123						1	4	0
124						2	0	0
125						1	4	0
126						1	4	0
127						1	4	0
128						1	0	0
129						1	1	0
130						1	0	0
131						2	4	0
132						1	0	0
133						1	4	0
134						1	4	0
135						1	0	0
136						1	0	0
137						1	0	0
138						1	0	0
139						1	0	0
140						1	4	0
141						1	4	0
142						1	4	0
143						1	4	0
144						1	0	0
145						1	4	0
146						1	0	0
147						1	0	0
148						1	0	0
149						1	4	0
150						1	4	0
151						1	0	0
152						1	4	0
153						1	4	0
154						1	0	0
155						2	0	0
156						1	0	0
157						1	0	0
158						1	4	0
159						1	4	0
160						1	4	0
161						1	0	0
162						1	0	0
163						1	0	0
164						1	4	0
165						2	0	0
166						2	0	0
167						2	4	0
168						2	4	0
169						5	0	0
170						2	0	0
171						2	0	0
172						5	0	0
173						1	4	0
174						1	0	0
175						2	1	0
176						1	4	0
177						1	4	0
178						1	0	0
179						1	0	0
180						1	0	0
181						1	4	0
182						1	4	0
183						1	0	0
184						2	0	0
185						2	0	0
186						1	4	0
187						2	1	0
188						2	0	0
189						1	0	0
190						2	0	0
191						1	4	0
192						2	4	0
193						2	0	0
194						1	0	0
195						2	0	0
196						1	0	0
197						2	0	0
198						1	0	0
199						1	0	0
200						1	0	0
201						1	0	0
202						2	0	0
203						1	0	0
204						1	4	0
205						5	0	0
206						1	4	0
207						1	4	0
208						5	0	0
209						1	4	0
210						1	0	0
211						1	0	0
212						1	0	0
213						1	4	0
214						1	0	0
215						5	4	0
216						1	0	0
217						1	0	0
218						1	0	0
219						1	0	0
220						1	0	0
221						2	0	0
222						1	0	0
223						1	0	0
224						1	4	0
225						1	0	0
226						1	4	0
227						2	4	0
228						1	0	0
229						1	4	0
230						1	4	0
231						1	4	0
232						1	4	0
233						2	4	0
234						2	0	0
235						5	0	0
236						2	4	0
237						2	0	0
238						1	0	0
239						2	0	0
240						1	0	0
241						1	4	0
242						1	4	0
243						1	0	0
244						1	4	0
245						2	0	0
246						1	0	0
247						1	4	0
248						1	1	0
249						5	4	0
250						1	4	0
251						1	4	0
252						1	4	0
253						1	4	0
254						1	0	0
255						1	2	0
256						1	0	0
257						1	4	0
258						1	4	0
259						2	0	0
260						1	0	0
261						1	4	0
262						1	0	0
263						1	4	0
264						1	4	0
265						2	0	0
266						1	0	0
267						1	4	0
268						1	0	0
269						2	0	0
270						2	0	0
271						2	4	0
272						2	0	0
273						1	0	0
274						1	4	0
275						1	4	0
276						5	4	0
277						1	0	0
278						1	4	0
279						2	4	0
280						5	4	0
281						1	4	0
282						1	0	0
283						1	4	0
284						2	0	0
285						1	0	0
286						1	0	0
287						1	4	0
288						2	4	0
289						1	0	0
290						1	4	0
291						2	4	0
292						1	1	0
293						1	4	0
294						1	0	0
295						2	0	0
296						1	4	0
297						1	0	0
298						1	1	0
299						1	4	0
300						1	0	0
301						1	4	0
302						1	4	0
303						5	4	0
304						1	0	0
305						1	4	0
306						2	0	0
307						1	4	0
308						1	0	0
309						2	4	0
310						1	4	0
311						2	0	0
312						1	4	0
313						1	4	0
314						2	0	0
315						1	0	0
316						1	0	0
317						1	0	0
318						2	4	0
319						1	4	0
320						1	0	0
321						1	0	0
322						1	0	0
323						2	0	0
324						1	4	0
325						1	0	0
326						2	4	0
327						1	0	0
328						1	4	0
329						2	4	0
330						5	4	0
331						1	4	0
332						2	0	0
333						2	0	0
334						1	4	0
335						1	0	0
336						2	0	0
337						1	4	0
338						2	0	0
339						1	0	0
340						1	0	0
341						1	4	0
342						1	0	0
343						2	0	0
344						5	3	0
345						1	4	0
346						1	0	0
347						1	4	0
348						1	0	0
349						1	0	0
350						1	4	0
351						1	4	0
352						1	0	0
353						2	4	0
354						1	0	0
355						1	4	0
356						2	0	0
357						2	4	0
358						1	0	0
359						1	0	0
360						5	4	0
361						5	4	0
362						1	0	0
363						2	4	0
364						1	4	0
365						1	4	0
366						1	4	0
367						1	4	0
368						5	4	0
369						1	0	0
370						1	4	0
371						1	0	0
372						5	4	0
373						1	4	0
374						1	4	0
375						1	0	0
376						1	0	0
377						1	0	0
378						1	4	0
379						1	0	0
380						1	4	0
381						2	0	0
382						1	0	0
383						1	0	0
384						1	0	0
385						2	0	0
386						1	4	0
387						1	4	0
388						1	0	0
389						2	0	0
390						2	0	0
391						1	4	0
392						1	0	0
393						1	0	0
394						1	4	0
395						1	4	0
396						5	4	0
397						2	0	0
398						1	0	0
399						1	0	0
400						1	4	0
401						5	0	0
402						1	4	0
403						2	0	0
404						2	4	0
405						1	4	0
406						2	0	0
407						1	4	0
408						5	4	0
409						1	0	0
410						2	0	0
411						1	0	0
412						1	0	0
413						1	4	0
414						2	4	0
415						1	0	0
416						1	4	0
417						1	4	0
418						2	4	0
419						1	0	0
420						5	0	0
421						1	4	0
422						1	0	0
423						2	4	0
424						1	1	0
425						1	4	0
426						2	0	0
427						1	4	0
428						1	1	0
429						1	4	0
430						2	4	0
431						1	4	0
432						1	4	0
433						1	4	0
434						1	0	0
435						5	4	0
436						1	4	0
437						1	4	0
438						1	4	0
439						1	0	0
440						1	4	0
441						2	4	0
442						1	0	0
443						5	4	0
444						1	1	0
445						2	4	0
446						1	1	0
447						1	4	0
448						1	0	0
449						5	4	0
450						1	0	0
451						1	0	0
452						1	0	0
453						2	0	0
454						1	4	0
455						1	0	0
456						1	4	0
457						1	0	0
458						1	0	0
459						1	0	0
460						1	0	0
461						1	0	0
462						2	4	0
463						1	4	0
464						2	4	0
465						1	4	0
466						2	4	0
467						1	0	0
468						1	1	0
469						2	4	0
470						2	4	0
471						1	4	0
472						1	0	0
473						1	0	0
474						1	1	0
475						1	4	0
476						1	0	0
477						1	4	0
478						1	0	0
479						1	4	0
480						1	4	0
481						1	4	0
482						1	4	0
483						1	4	0
484						1	4	0
485						1	0	0
486						1	4	0
487						2	0	0
488						1	0	0
489						2	4	0
490						1	0	0
491						1	0	0
492						5	0	0
493						2	4	0
494						2	4	0
495						1	0	0
496						2	0	0
497						1	4	0
498						1	4	0
499						2	4	0
500						2	4	0
501						5	0	0
502						1	4	0
503						1	0	0
504						1	0	0
505						2	4	0
506						1	4	0
507						1	4	0
508						1	4	0
509						2	4	0
510						2	0	0
511						1	0	0
512						2	4	0
513						5	4	0
514						1	0	0
515						1	1	0
516						1	0	0
517						1	4	0
518						2	4	0
519						1	0	0
520						1	4	0
521						1	0	0
522						1	4	0
523						1	0	0
524						1	0	0
525						1	4	0
526						1	4	0
527						1	4	0
528						5	0	0
529						1	4	0
530						1	4	0
531						1	1	0
532						1	0	0
533						2	0	0
534						1	0	0
535						2	4	0
536						1	0	0
537						2	4	0
538						1	4	0
539						1	4	0
540						2	0	0
541						1	1	0
542						2	4	0
543						1	0	0
544						1	4	0
545						1	4	0

	22	23	24	25	26	27	28	29	30
	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1		0.00		20130321	2095000.00	0.036250	360	360	20130501
2		0.00		20130315	632000.00	0.038750	360	360	20130501
3		0.00		20130319	580000.00	0.040000	360	360	20130501
4		0.00		20130315	470500.00	0.038750	360	360	20130501
5		0.00		20130314	947000.00	0.040000	360	360	20130501
6		0.00		20130315	600000.00	0.037500	360	360	20130501
7		53000.00		20130315	541000.00	0.036250	360	360	20130501
8		0.00		20130315	690000.00	0.036250	360	360	20130501
9		0.00		20130314	680000.00	0.042500	360	360	20130501
10		0.00		20130318	1041000.00	0.036250	360	360	20130501
11		91024.00		20130315	674000.00	0.037500	360	360	20130501
12		0.00		20130311	568200.00	0.041250	360	360	20130501
13		0.00		20130314	1166000.00	0.036250	360	360	20130501
14		0.00		20130322	654000.00	0.037500	360	360	20130501
15		0.00		20130320	629720.00	0.036250	360	360	20130501
16		0.00		20130322	603750.00	0.042500	360	360	20130501
17		0.00		20130306	704000.00	0.038750	360	360	20130501
18		0.00		20130315	813750.00	0.038750	360	360	20130501
19		0.00		20130308	828750.00	0.038750	360	360	20130501
20		0.00		20130314	583000.00	0.038750	360	360	20130501
21		0.00		20130318	833600.00	0.038750	360	360	20130501
22		0.00		20130315	680000.00	0.038750	360	360	20130501
23		0.00		20130312	810000.00	0.041250	360	360	20130501
24		0.00		20130315	500000.00	0.037500	360	360	20130501
25		0.00		20130315	714500.00	0.038750	360	360	20130501
26		0.00		20130319	940000.00	0.037500	360	360	20130501
27		0.00		20130312	720000.00	0.040000	360	360	20130501
28		0.00		20130314	1000000.00	0.040000	360	360	20130501
29		0.00		20130228	522400.00	0.037500	360	360	20130401
30		120000.00		20130227	730000.00	0.037500	360	360	20130401
31		0.00		20130301	525000.00	0.040000	360	360	20130501
32		0.00		20130313	920000.00	0.041250	360	360	20130501
33		0.00		20130320	916459.00	0.041250	360	360	20130501
34		0.00		20130320	650000.00	0.036250	360	360	20130501
35		0.00		20130308	599000.00	0.037500	360	360	20130501
36		225000.00		20130312	691225.00	0.037500	360	360	20130501
37		0.00		20130315	880000.00	0.041250	360	360	20130501
38		0.00		20130312	848000.00	0.046250	360	360	20130501
39		0.00		20130307	820000.00	0.035000	360	360	20130501
40		0.00		20130306	567000.00	0.038750	360	360	20130501
41		0.00		20130311	1180000.00	0.038750	360	360	20130501
42		0.00		20130308	711110.00	0.037500	360	360	20130501
43		0.00		20130318	558500.00	0.042500	360	360	20130501
44		0.00		20130313	696000.00	0.038750	360	360	20130501
45		0.00		20130226	832000.00	0.038750	360	360	20130501
46		0.00		20130320	812000.00	0.038750	360	360	20130501
47		0.00		20130320	497000.00	0.041250	360	360	20130501
48		0.00		20130228	825000.00	0.037500	360	360	20130401
49		0.00		20130315	650000.00	0.037500	360	360	20130501
50		0.00		20130301	663200.00	0.040000	360	360	20130501
51		0.00		20130322	644000.00	0.038750	360	360	20130501
52		0.00		20130313	1200000.00	0.037500	360	360	20130501
53		0.00		20130306	1100000.00	0.038750	360	360	20130501
54		0.00		20130320	543000.00	0.038750	360	360	20130501
55		0.00		20130313	560000.00	0.037500	360	360	20130501
56		286446.00		20130306	1475000.00	0.038750	360	360	20130501
57		0.00		20130305	448500.00	0.038750	360	360	20130501
58		0.00		20130319	656000.00	0.037500	360	360	20130501
59		0.00		20130311	560000.00	0.038750	360	360	20130501
60		0.00		20130301	875338.00	0.040000	360	360	20130501
61		0.00		20130315	580000.00	0.036250	360	360	20130501
62		0.00		20130307	600000.00	0.037500	360	360	20130501
63		0.00		20130301	860000.00	0.040000	360	360	20130501
64		0.00		20130315	850000.00	0.038750	360	360	20130501
65		0.00		20130228	876900.00	0.037500	360	360	20130401
66		0.00		20130227	692000.00	0.038750	360	360	20130401
67		0.00		20130221	963750.00	0.038750	360	360	20130401
68		0.00		20130304	518000.00	0.036250	360	360	20130501
69		0.00		20130307	520000.00	0.040000	360	360	20130501
70		0.00		20130306	675000.00	0.038750	360	360	20130501
71		0.00		20130318	617500.00	0.038750	360	360	20130501
72		0.00		20130313	505000.00	0.038750	360	360	20130501
73		0.00		20130308	459000.00	0.038750	360	360	20130501
74		0.00		20130312	690000.00	0.035000	360	360	20130501
75		0.00		20130306	631000.00	0.038750	360	360	20130501
76		0.00		20130308	674000.00	0.037500	360	360	20130501
77		0.00		20130308	666000.00	0.038750	360	360	20130501
78		0.00		20130308	978000.00	0.038750	360	360	20130501
79		0.00		20130305	788000.00	0.038750	360	360	20130501
80		0.00		20130315	640000.00	0.042500	360	360	20130501
81		0.00		20130320	554000.00	0.037500	360	360	20130501
82		0.00		20130307	548000.00	0.037500	360	360	20130501
83		0.00		20130308	650000.00	0.036250	360	360	20130501
84		100000.00		20130226	855500.00	0.037500	360	360	20130501
85		0.00		20130305	652800.00	0.040000	360	360	20130501
86		0.00		20130318	738000.00	0.038750	360	360	20130501
87		0.00		20130313	900000.00	0.038750	360	360	20130501
88		350000.00		20130228	525000.00	0.036250	360	360	20130401
89		0.00		20130304	802000.00	0.035000	360	360	20130501
90		0.00		20130214	555000.00	0.038750	360	360	20130401
91		0.00		20130312	465000.00	0.037500	360	360	20130501
92		0.00		20130306	840000.00	0.040000	360	360	20130501
93		0.00		20130308	682500.00	0.036250	360	360	20130501
94		0.00		20130315	593000.00	0.037500	360	360	20130501
95		0.00		20130315	700000.00	0.037500	360	360	20130501
96		0.00		20130312	847500.00	0.038750	360	360	20130501
97		0.00		20130228	748000.00	0.038750	360	360	20130401
98		0.00		20130315	840000.00	0.038750	360	360	20130501
99		0.00		20130314	558000.00	0.037500	360	360	20130501
100		0.00		20130305	530000.00	0.038750	360	360	20130501
101		0.00		20130302	883000.00	0.037500	360	360	20130501
102		0.00		20130228	607000.00	0.038750	360	360	20130401
103		0.00		20130228	961000.00	0.040000	360	360	20130501
104		0.00		20130315	543245.00	0.037500	360	360	20130501
105		0.00		20130314	945000.00	0.036250	360	360	20130501
106		0.00		20130320	464000.00	0.038750	360	360	20130501
107		0.00		20130313	663781.00	0.035000	360	360	20130501
108		0.00		20130311	585000.00	0.037500	360	360	20130501
109		0.00		20130312	640440.00	0.038750	360	360	20130501
110		0.00		20130312	1975000.00	0.033750	360	360	20130501
111		0.00		20130305	895000.00	0.036250	360	360	20130501
112		0.00		20130307	888000.00	0.036250	360	360	20130501
113		165000.00		20130308	792000.00	0.038750	360	360	20130501
114		0.00		20130305	585500.00	0.038750	360	360	20130501
115		0.00		20130316	592000.00	0.043750	360	360	20130501
116		0.00		20130317	595631.00	0.038750	360	360	20130501
117		0.00		20130315	999999.00	0.036250	360	360	20130501
118		0.00		20130318	965600.00	0.038750	360	360	20130501
119		73500.00		20130306	750000.00	0.038750	360	360	20130501
120		0.00		20130318	490000.00	0.037500	360	360	20130501
121		0.00		20130227	690000.00	0.038750	360	360	20130501
122		0.00		20130313	529600.00	0.038750	360	360	20130501
123		0.00		20130226	693000.00	0.037500	360	360	20130401
124		0.00		20130225	1031250.00	0.038750	360	360	20130501
125		0.00		20130315	505000.00	0.037500	360	360	20130501
126		0.00		20130315	560000.00	0.037500	360	360	20130501
127		0.00		20130320	575000.00	0.037500	360	360	20130501
128		0.00		20130312	1251200.00	0.038750	360	360	20130501
129		0.00		20130304	800000.00	0.038750	360	360	20130401
130		0.00		20130315	693700.00	0.037500	360	360	20130501
131		0.00		20130314	720000.00	0.037500	360	360	20130501
132		0.00		20130314	960000.00	0.038750	360	360	20130501
133		0.00		20130308	695500.00	0.035000	360	360	20130501
134		0.00		20130307	1341000.00	0.038750	360	360	20130501
135		0.00		20130228	685254.00	0.036250	360	360	20130501
136		100000.00		20130320	897700.00	0.036250	360	360	20130501
137		100000.00		20130308	712000.00	0.038750	360	360	20130501
138		0.00		20130314	886000.00	0.037500	360	360	20130501
139		0.00		20130305	640000.00	0.036250	360	360	20130501
140		0.00		20130214	995000.00	0.038750	360	360	20130401
141		0.00		20130313	482000.00	0.040000	360	360	20130501
142		0.00		20130228	665000.00	0.038750	360	360	20130401
143		0.00		20130319	550000.00	0.037500	360	360	20130501
144		0.00		20130227	994000.00	0.038750	360	360	20130401
145		0.00		20130311	750000.00	0.037500	360	360	20130501
146		100000.00		20130308	659000.00	0.037500	360	360	20130501
147		66000.00		20130308	1054000.00	0.037500	360	360	20130501
148		0.00		20130227	999000.00	0.037500	360	360	20130401
149		0.00		20130304	782500.00	0.040000	360	360	20130401
150		0.00		20130304	635000.00	0.038750	360	360	20130501
151		0.00		20130313	583200.00	0.040000	360	360	20130501
152		0.00		20130220	555000.00	0.038750	360	360	20130401
153		0.00		20130306	780500.00	0.038750	360	360	20130501
154		0.00		20130222	1100721.00	0.035000	360	360	20130401
155		0.00		20130204	614000.00	0.037500	360	360	20130401
156		0.00		20130222	736000.00	0.041250	360	360	20130401
157		0.00		20130320	873000.00	0.038750	360	360	20130501
158		0.00		20130227	440000.00	0.038750	360	360	20130401
159		0.00		20130312	600000.00	0.035000	360	360	20130501
160		0.00		20130305	623000.00	0.037500	360	360	20130501
161		0.00		20130315	1000000.00	0.037500	360	360	20130501
162		0.00		20130228	980000.00	0.038750	360	360	20130401
163		0.00		20130221	1280000.00	0.037500	360	360	20130401
164		0.00		20130228	698400.00	0.038750	360	360	20130401
165		50000.00		20130228	1180000.00	0.038750	360	360	20130501
166		0.00		20130222	700000.00	0.040000	360	360	20130401
167		0.00		20130315	1495000.00	0.038750	360	360	20130501
168		0.00		20130312	1270000.00	0.040000	360	360	20130501
169		0.00		20130313	647500.00	0.040000	360	360	20130501
170		0.00		20130312	719000.00	0.040000	360	360	20130501
171		0.00		20130208	1416000.00	0.037500	360	360	20130401
172		100000.00		20130313	686000.00	0.040000	360	360	20130501
173		0.00		20130211	714000.00	0.040000	360	360	20130401
174		0.00		20130305	1950000.00	0.037500	360	360	20130501
175		0.00		20121227	724500.00	0.037500	360	360	20130201
176		0.00		20121227	999000.00	0.038750	360	360	20130201
177		0.00		20130308	700000.00	0.038750	360	360	20130501
178		0.00		20121129	651000.00	0.036250	360	360	20130101
179		0.00		20130228	855000.00	0.038750	360	360	20130401
180		400000.00		20130308	1245000.00	0.037500	360	360	20130501
181		0.00		20130306	2500000.00	0.036250	360	360	20130501
182		0.00		20130301	2100000.00	0.038750	360	360	20130401
183		0.00		20130219	2000000.00	0.036250	360	360	20130401
184		0.00		20130214	1500000.00	0.038750	360	360	20130401
185		156000.00		20130221	1500000.00	0.038750	360	360	20130401
186		0.00		20130210	1500000.00	0.033750	360	360	20130401
187		0.00		20130301	1458000.00	0.037500	360	360	20130501
188		0.00		20130226	1456000.00	0.036250	360	360	20130401
189		0.00		20130304	1452000.00	0.036250	360	360	20130501
190		350000.00		20130225	1449500.00	0.037500	360	360	20130501
191		0.00		20130305	1445500.00	0.038750	360	360	20130401
192		0.00		20130304	1435000.00	0.037500	360	360	20130501
193		0.00		20130222	1432000.00	0.036250	360	360	20130401
194		0.00		20130313	1400000.00	0.038750	360	360	20130501
195		323500.00		20130226	1395000.00	0.036250	360	360	20130501
196		0.00		20130301	1375000.00	0.035000	360	360	20130501
197		0.00		20130128	1376000.00	0.037500	360	360	20130301
198		190000.00		20130221	1362300.00	0.037500	360	360	20130401
199		0.00		20130308	1350000.00	0.037500	360	360	20130501
200		0.00		20130314	1316250.00	0.036250	360	360	20130501
201		0.00		20130308	1312500.00	0.035000	360	360	20130501
202		0.00		20130208	1312000.00	0.037500	360	360	20130401
203		0.00		20130222	1277500.00	0.036250	360	360	20130401
204		0.00		20130314	1275000.00	0.038750	360	360	20130501
205		0.00		20130228	1275000.00	0.043750	360	360	20130401
206		0.00		20130308	1242500.00	0.036250	360	360	20130501
207		0.00		20130307	1225000.00	0.037500	360	360	20130501
208		0.00		20130212	1215000.00	0.038750	360	360	20130401
209		0.00		20130228	1190000.00	0.037500	360	360	20130401
210		0.00		20130117	1173250.00	0.037500	360	360	20130301
211		0.00		20130308	1166000.00	0.040000	360	360	20130501
212		0.00		20130314	1155000.00	0.040000	360	360	20130501
213		0.00		20130308	1150000.00	0.038750	360	360	20130501
214		0.00		20130225	1135000.00	0.035000	360	360	20130401
215		0.00		20130226	1128000.00	0.038750	360	360	20130501
216		750000.00		20130225	1120000.00	0.037500	360	360	20130401
217		0.00		20130123	1100000.00	0.036250	360	360	20130301
218		0.00		20130308	1090000.00	0.038750	360	360	20130501
219		0.00		20130228	1088625.00	0.038750	360	360	20130401
220		0.00		20130305	1080000.00	0.037500	360	360	20130501
221		0.00		20130226	1050000.00	0.036250	360	360	20130401
222		0.00		20130305	1040000.00	0.038750	360	360	20130501
223		0.00		20130307	1025000.00	0.035000	360	360	20130501
224		0.00		20130304	1000000.00	0.036250	360	360	20130501
225		200000.00		20130307	1000000.00	0.038750	360	360	20130501
226		0.00		20130308	1000000.00	0.038750	360	360	20130501
227		0.00		20130213	1000000.00	0.038750	360	360	20130401
228		0.00		20130206	1000000.00	0.041250	360	360	20130401
229		0.00		20130305	999900.00	0.041250	360	360	20130501
230		0.00		20130221	1000000.00	0.038750	360	360	20130401
231		0.00		20130219	1000000.00	0.035000	360	360	20130401
232		0.00		20130225	1000000.00	0.035000	360	360	20130401
233		150000.00		20130301	999000.00	0.036250	360	360	20130401
234		124000.00		20130213	996000.00	0.040000	360	360	20130401
235		0.00		20130311	993700.00	0.041250	360	360	20130501
236		0.00		20130222	995000.00	0.037500	360	360	20130401
237		0.00		20130308	990000.00	0.037500	360	360	20130501
238		0.00		20130307	990000.00	0.037500	360	360	20130501
239		0.00		20130129	988000.00	0.038750	360	360	20130301
240		0.00		20130222	982250.00	0.038750	360	360	20130401
241		0.00		20130222	980650.00	0.038750	360	360	20130401
242		0.00		20130226	980000.00	0.038750	360	360	20130401
243		0.00		20130308	977500.00	0.037500	360	360	20130501
244		0.00		20130308	975000.00	0.037500	360	360	20130501
245		0.00		20130123	969000.00	0.037500	360	360	20130301
246		0.00		20130308	962000.00	0.035000	360	360	20130501
247		150000.00		20130313	962000.00	0.035000	360	360	20130501
248		0.00		20130314	960000.00	0.038750	360	360	20130501
249		0.00		20130306	960000.00	0.038750	360	360	20130501
250		0.00		20130228	959200.00	0.037500	360	360	20130401
251		0.00		20130228	953650.00	0.038750	360	360	20130401
252		65000.00		20130301	950000.00	0.037500	360	360	20130401
253		0.00		20130225	950000.00	0.037500	360	360	20130401
254		0.00		20130208	950000.00	0.037500	360	360	20130401
255		0.00		20130307	942300.00	0.036250	360	360	20130501
256		0.00		20130312	940000.00	0.040000	360	360	20130501
257		0.00		20130304	940000.00	0.038750	360	360	20130501
258		0.00		20130304	939000.00	0.036250	360	360	20130501
259		0.00		20130214	936000.00	0.038750	360	360	20130401
260		0.00		20130301	933500.00	0.037500	360	360	20130501
261		0.00		20130318	928000.00	0.036250	360	360	20130501
262		0.00		20130307	927500.00	0.035000	360	360	20130501
263		0.00		20130306	926000.00	0.040000	360	360	20130501
264		0.00		20130220	923000.00	0.041250	360	360	20130401
265		0.00		20130306	920000.00	0.038750	360	360	20130501
266		0.00		20130308	920000.00	0.041250	360	360	20130501
267		0.00		20130306	905000.00	0.037500	360	360	20130501
268		0.00		20130117	900000.00	0.037500	360	360	20130301
269		0.00		20130301	896000.00	0.038750	360	360	20130501
270		250000.00		20130304	895000.00	0.037500	360	360	20130501
271		0.00		20130301	895000.00	0.038750	360	360	20130501
272		0.00		20130301	895000.00	0.037500	360	360	20130501
273		0.00		20130228	883000.00	0.037500	360	360	20130401
274		100000.00		20130301	880000.00	0.036250	360	360	20130501
275		0.00		20130212	879000.00	0.036250	360	360	20130401
276		0.00		20130214	880000.00	0.038750	360	360	20130401
277		0.00		20130306	875000.00	0.035000	360	360	20130501
278		0.00		20130308	875000.00	0.036250	360	360	20130501
279		90000.00		20130228	873000.00	0.040000	360	360	20130501
280		0.00		20130306	873000.00	0.040000	360	360	20130501
281		0.00		20130213	864000.00	0.038750	360	360	20130401
282		0.00		20130304	857600.00	0.037500	360	360	20130501
283		0.00		20130313	850000.00	0.036250	360	360	20130501
284		1573000.00		20130226	850000.00	0.038750	360	360	20130501
285		0.00		20130228	850000.00	0.036250	360	360	20130401
286		0.00		20130228	847500.00	0.038750	360	360	20130501
287		0.00		20130225	844000.00	0.042500	360	360	20130401
288		171865.00		20130306	842000.00	0.037500	360	360	20130501
289		0.00		20130228	835000.00	0.037500	360	360	20130401
290		0.00		20130228	832000.00	0.040000	360	360	20130401
291		0.00		20130302	828000.00	0.038750	360	360	20130501
292		0.00		20130301	828000.00	0.038750	360	360	20130501
293		0.00		20130319	825000.00	0.038750	360	360	20130501
294		0.00		20130307	825000.00	0.040000	360	360	20130501
295		0.00		20130226	825000.00	0.035000	360	360	20130401
296		0.00		20130222	823000.00	0.038750	360	360	20130401
297		0.00		20130306	819300.00	0.040000	360	360	20130501
298		0.00		20130208	820000.00	0.041250	360	360	20130401
299		250000.00		20130206	816643.00	0.035000	360	360	20130401
300		0.00		20130311	815000.00	0.036250	360	360	20130501
301		0.00		20130220	812000.00	0.037500	360	360	20130401
302		0.00		20130228	810000.00	0.036250	360	360	20130401
303		0.00		20130122	807000.00	0.040000	360	360	20130301
304		0.00		20130308	802500.00	0.038750	360	360	20130501
305		242500.00		20130219	803200.00	0.037500	360	360	20130401
306		250000.00		20130307	800000.00	0.037500	360	360	20130501
307		0.00		20130307	800000.00	0.037500	360	360	20130501
308		0.00		20130306	800000.00	0.035000	360	360	20130501
309		0.00		20130228	800000.00	0.040000	360	360	20130401
310		0.00		20130301	798750.00	0.038750	360	360	20130501
311		0.00		20130221	797000.00	0.038750	360	360	20130401
312		0.00		20130223	796000.00	0.037500	360	360	20130401
313		0.00		20130222	796000.00	0.037500	360	360	20130401
314		0.00		20130225	795000.00	0.038750	360	360	20130401
315		0.00		20130301	790400.00	0.040000	360	360	20130501
316		500000.00		20130221	789000.00	0.037500	360	360	20130401
317		250000.00		20130214	785000.00	0.037500	360	360	20130401
318		0.00		20130308	780000.00	0.038750	360	360	20130501
319		0.00		20130305	780000.00	0.037500	360	360	20130501
320		0.00		20130314	775000.00	0.035000	360	360	20130501
321		0.00		20130228	771328.00	0.042500	360	360	20130401
322		0.00		20130304	770000.00	0.038750	360	360	20130501
323		0.00		20130222	770000.00	0.040000	360	360	20130401
324		0.00		20130208	770000.00	0.036250	360	360	20130401
325		112500.00		20130312	765000.00	0.037500	360	360	20130501
326		0.00		20130222	765000.00	0.040000	360	360	20130401
327		0.00		20130228	765000.00	0.038750	360	360	20130401
328		0.00		20130225	762500.00	0.037500	360	360	20130401
329		0.00		20130311	759000.00	0.038750	360	360	20130501
330		0.00		20130212	760000.00	0.038750	360	360	20130401
331		0.00		20130220	760000.00	0.037500	360	360	20130401
332		0.00		20130305	757000.00	0.038750	360	360	20130501
333		0.00		20130301	755000.00	0.037500	360	360	20130501
334		0.00		20130228	752000.00	0.038750	360	360	20130401
335		0.00		20130301	750000.00	0.038750	360	360	20130501
336		0.00		20130226	750000.00	0.038750	360	360	20130401
337		0.00		20130306	745000.00	0.038750	360	360	20130501
338		0.00		20130225	746000.00	0.038750	360	360	20130401
339		0.00		20130308	740000.00	0.040000	360	360	20130501
340		0.00		20130228	740000.00	0.035000	360	360	20130401
341		0.00		20130306	736300.00	0.036250	360	360	20130501
342		0.00		20130308	736000.00	0.037500	360	360	20130501
343		0.00		20130225	735000.00	0.038750	360	360	20130401
344		0.00		20130204	735000.00	0.037500	360	360	20130401
345		0.00		20130220	735000.00	0.037500	360	360	20130401
346		0.00		20130225	732000.00	0.037500	360	360	20130401
347		0.00		20130228	728000.00	0.038750	360	360	20130501
348		0.00		20130307	727200.00	0.037500	360	360	20130501
349		0.00		20130228	726500.00	0.038750	360	360	20130401
350		0.00		20130306	724000.00	0.038750	360	360	20130501
351		0.00		20130304	723000.00	0.037500	360	360	20130501
352		0.00		20130313	720000.00	0.038750	360	360	20130501
353		50000.00		20130314	720000.00	0.038750	360	360	20130501
354		0.00		20130214	721000.00	0.037500	360	360	20130401
355		0.00		20130212	718400.00	0.038750	360	360	20130401
356		0.00		20130228	717000.00	0.037500	360	360	20130501
357		0.00		20130208	718000.00	0.037500	360	360	20130401
358		0.00		20130305	715000.00	0.042500	360	360	20130501
359		250000.00		20130304	715000.00	0.033750	360	360	20130501
360		0.00		20130307	713000.00	0.038750	360	360	20130501
361		0.00		20130215	713000.00	0.036250	360	360	20130401
362		0.00		20130227	712050.00	0.033750	360	360	20130401
363		0.00		20130307	709000.00	0.037500	360	360	20130501
364		0.00		20130227	710000.00	0.038750	360	360	20130401
365		0.00		20130301	708000.00	0.036250	360	360	20130501
366		0.00		20130221	708000.00	0.040000	360	360	20130401
367		0.00		20130227	706250.00	0.037500	360	360	20130401
368		0.00		20130308	705000.00	0.041250	360	360	20130501
369		110250.00		20130220	705000.00	0.038750	360	360	20130401
370		0.00		20130306	700000.00	0.038750	360	360	20130501
371		0.00		20130308	700000.00	0.037500	360	360	20130501
372		0.00		20130226	700000.00	0.040000	360	360	20130401
373		0.00		20130129	700000.00	0.038750	360	360	20130301
374		0.00		20130227	699600.00	0.036250	360	360	20130401
375		0.00		20130308	697000.00	0.037500	360	360	20130501
376		0.00		20130222	697500.00	0.037500	360	360	20130401
377		100000.00		20130304	696000.00	0.037500	360	360	20130501
378		0.00		20130306	696000.00	0.038750	360	360	20130501
379		0.00		20130311	695000.00	0.037500	360	360	20130501
380		0.00		20130308	695000.00	0.038750	360	360	20130501
381		0.00		20130301	695000.00	0.038750	360	360	20130501
382		591500.00		20130213	696000.00	0.038750	360	360	20130401
383		0.00		20130308	694160.00	0.035000	360	360	20130501
384		0.00		20130301	694000.00	0.035000	360	360	20130501
385		0.00		20130301	693750.00	0.040000	360	360	20130401
386		0.00		20130301	690000.00	0.037500	360	360	20130401
387		0.00		20130110	688000.00	0.038750	360	360	20130301
388		0.00		20130312	685600.00	0.038750	360	360	20130501
389		0.00		20130309	685000.00	0.037500	360	360	20130501
390		0.00		20130225	683000.00	0.035000	360	360	20130401
391		0.00		20130308	681500.00	0.037500	360	360	20130501
392		0.00		20130301	680000.00	0.041250	360	360	20130501
393		0.00		20130220	680000.00	0.038750	360	360	20130501
394		0.00		20130213	677000.00	0.036250	360	360	20130401
395		0.00		20130301	675000.00	0.038750	360	360	20130501
396		0.00		20130214	675000.00	0.041250	360	360	20130401
397		0.00		20130219	675000.00	0.040000	360	360	20130401
398		0.00		20130313	673000.00	0.036250	360	360	20130501
399		0.00		20130301	672000.00	0.038750	360	360	20130501
400		0.00		20130301	671250.00	0.038750	360	360	20130501
401		0.00		20130222	672100.00	0.041250	360	360	20130401
402		0.00		20130228	672000.00	0.038750	360	360	20130401
403		0.00		20130205	671900.00	0.035000	360	360	20130401
404		0.00		20130228	671500.00	0.038750	360	360	20130401
405		0.00		20130304	670000.00	0.038750	360	360	20130501
406		100000.00		20130212	670000.00	0.041250	360	360	20130401
407		0.00		20130228	667000.00	0.038750	360	360	20130401
408		0.00		20130214	667000.00	0.038750	360	360	20130401
409		0.00		20130306	665000.00	0.035000	360	360	20130501
410		0.00		20130228	665000.00	0.042500	360	360	20130501
411		0.00		20130223	665000.00	0.035000	360	360	20130401
412		0.00		20130207	663000.00	0.037500	360	360	20130401
413		0.00		20130308	662000.00	0.037500	360	360	20130501
414		0.00		20130130	662000.00	0.038750	360	360	20130401
415		0.00		20130214	662000.00	0.038750	360	360	20130401
416		0.00		20130301	660000.00	0.032500	360	360	20130501
417		0.00		20130304	660000.00	0.038750	360	360	20130501
418		0.00		20130221	660000.00	0.036250	360	360	20130401
419		0.00		20130228	658000.00	0.037500	360	360	20130501
420		0.00		20130227	658000.00	0.040000	360	360	20130401
421		0.00		20130305	653500.00	0.040000	360	360	20130501
422		66500.00		20130225	653500.00	0.040000	360	360	20130401
423		0.00		20130227	650000.00	0.038750	360	360	20130501
424		100000.00		20130227	650000.00	0.036250	360	360	20130501
425		0.00		20130311	649000.00	0.037500	360	360	20130501
426		0.00		20130118	648000.00	0.038750	360	360	20130301
427		0.00		20130204	647200.00	0.036250	360	360	20130301
428		0.00		20130219	645500.00	0.036250	360	360	20130401
429		0.00		20130221	645000.00	0.038750	360	360	20130401
430		0.00		20130206	644000.00	0.036250	360	360	20130401
431		0.00		20130227	644900.00	0.038750	360	360	20130401
432		0.00		20130319	643200.00	0.037500	360	360	20130501
433		0.00		20130315	640000.00	0.041250	360	360	20130501
434		152000.00		20130227	640000.00	0.040000	360	360	20130401
435		0.00		20130110	639000.00	0.038750	360	360	20130301
436		0.00		20130301	637500.00	0.038750	360	360	20130501
437		0.00		20130315	637500.00	0.038750	360	360	20130501
438		0.00		20130305	637000.00	0.036250	360	360	20130501
439		0.00		20130301	636000.00	0.036250	360	360	20130501
440		0.00		20130228	636268.00	0.038750	360	360	20130401
441		0.00		20130301	633650.00	0.038750	360	360	20130501
442		0.00		20130225	634000.00	0.038750	360	360	20130401
443		0.00		20130304	632000.00	0.040000	360	360	20130501
444		0.00		20130211	627000.00	0.038750	300	300	20130401
445		0.00		20130308	625000.00	0.038750	360	360	20130501
446		9038.63		20130307	625000.00	0.036250	360	360	20130501
447		0.00		20130228	625500.00	0.035000	360	360	20130401
448		0.00		20130314	624000.00	0.037500	360	360	20130501
449		0.00		20130214	624000.00	0.041250	360	360	20130401
450		0.00		20130223	624000.00	0.038750	360	360	20130401
451		0.00		20130225	622800.00	0.035000	360	360	20130501
452		20000.00		20130312	622000.00	0.037500	360	360	20130501
453		0.00		20130306	621500.00	0.040000	360	360	20130501
454		0.00		20130228	621000.00	0.040000	360	360	20130501
455		0.00		20130226	621600.00	0.037500	360	360	20130401
456		0.00		20121221	621500.00	0.041250	360	360	20130201
457		0.00		20130305	620000.00	0.036250	360	360	20130501
458		0.00		20130220	618000.00	0.038750	360	360	20130401
459		0.00		20130306	614000.00	0.038750	360	360	20130501
460		0.00		20130225	608000.00	0.037500	360	360	20130401
461		0.00		20130311	605200.00	0.038750	360	360	20130501
462		0.00		20130208	601000.00	0.038750	360	360	20130401
463		0.00		20130304	600000.00	0.037500	360	360	20130501
464		0.00		20130228	600000.00	0.040000	360	360	20130401
465		0.00		20130228	598000.00	0.038750	360	360	20130501
466		0.00		20130220	596000.00	0.040000	360	360	20130401
467		0.00		20130226	595000.00	0.036250	360	360	20130401
468		0.00		20130227	593100.00	0.038750	360	360	20130501
469		0.00		20130228	592000.00	0.036250	360	360	20130501
470		0.00		20130221	590000.00	0.040000	360	360	20130401
471		0.00		20130226	590000.00	0.037500	360	360	20130401
472		0.00		20130221	587000.00	0.040000	360	360	20130401
473		0.00		20130219	586100.00	0.037500	360	360	20130401
474		0.00		20130313	584000.00	0.037500	360	360	20130501
475		0.00		20130304	580000.00	0.038750	360	360	20130501
476		0.00		20130214	580000.00	0.037500	360	360	20130401
477		0.00		20130206	580000.00	0.036250	360	360	20130401
478		0.00		20130307	576000.00	0.038750	360	360	20130501
479		0.00		20130309	576000.00	0.038750	360	360	20130501
480		0.00		20130128	576000.00	0.038750	360	360	20130401
481		0.00		20130227	575000.00	0.035000	360	360	20130501
482		0.00		20130306	572000.00	0.037500	360	360	20130501
483		40000.00		20130220	572500.00	0.037500	360	360	20130401
484		0.00		20130222	571000.00	0.037500	360	360	20130401
485		0.00		20130222	570000.00	0.038750	360	360	20130401
486		0.00		20130308	568500.00	0.040000	360	360	20130501
487		0.00		20130306	565000.00	0.038750	360	360	20130501
488		0.00		20130312	564160.00	0.038750	360	360	20130501
489		0.00		20130225	563000.00	0.040000	360	360	20130401
490		0.00		20130222	565000.00	0.043750	360	360	20130401
491		95991.00		20130306	560000.00	0.040000	360	360	20130501
492		0.00		20130226	560000.00	0.036250	360	360	20130501
493		0.00		20130225	560000.00	0.041250	360	360	20130401
494		0.00		20130222	560000.00	0.043750	360	360	20130401
495		0.00		20130228	560000.00	0.038750	360	360	20130401
496		130000.00		20130307	558250.00	0.040000	360	360	20130501
497		0.00		20130201	555000.00	0.035000	360	360	20130401
498		0.00		20130222	554250.00	0.038750	360	360	20130401
499		0.00		20130307	553000.00	0.040000	360	360	20130501
500		0.00		20130306	552000.00	0.040000	360	360	20130501
501		0.00		20121227	550880.00	0.042500	360	360	20130201
502		0.00		20130305	548000.00	0.041250	360	360	20130501
503		0.00		20130306	545000.00	0.037500	360	360	20130501
504		0.00		20130308	544000.00	0.038750	360	360	20130501
505		0.00		20130313	540000.00	0.035000	360	360	20130501
506		0.00		20130308	540000.00	0.038750	360	360	20130501
507		100000.00		20130304	540000.00	0.037500	360	360	20130501
508		0.00		20130301	539000.00	0.040000	360	360	20130501
509		0.00		20130221	538100.00	0.036250	360	360	20130401
510		0.00		20130301	536000.00	0.040000	360	360	20130501
511		0.00		20130308	534000.00	0.036250	360	360	20130501
512		192500.00		20130226	532000.00	0.038750	360	360	20130401
513		0.00		20130221	528000.00	0.036250	360	360	20130401
514		0.00		20130228	525000.00	0.037500	360	360	20130401
515		35000.00		20130311	522000.00	0.038750	360	360	20130501
516		0.00		20130307	520000.00	0.035000	360	360	20130501
517		0.00		20130222	516000.00	0.042500	360	360	20130401
518		0.00		20130227	513700.00	0.033750	360	360	20130401
519		50000.00		20130220	512500.00	0.041250	360	360	20130401
520		0.00		20130313	506000.00	0.037500	360	360	20130501
521		0.00		20130313	505000.00	0.037500	360	360	20130501
522		0.00		20130308	505000.00	0.038750	360	360	20130501
523		0.00		20130219	505725.00	0.036250	360	360	20130401
524		0.00		20130221	503050.00	0.042500	360	360	20130401
525		0.00		20130306	500000.00	0.038750	360	360	20130501
526		0.00		20130305	499125.00	0.038750	360	360	20130501
527		0.00		20130304	497000.00	0.036250	360	360	20130501
528		0.00		20130308	495200.00	0.038750	360	360	20130501
529		0.00		20130315	493900.00	0.042500	360	360	20130501
530		0.00		20130307	490000.00	0.038750	360	360	20130501
531		70585.00		20130318	489000.00	0.038750	360	360	20130501
532		0.00		20130219	488800.00	0.036250	360	360	20130401
533		0.00		20130308	488000.00	0.037500	360	360	20130501
534		0.00		20130206	484000.00	0.036250	360	360	20130401
535		136500.00		20130228	480750.00	0.042500	360	360	20130401
536		0.00		20130301	479000.00	0.041250	360	360	20130501
537		0.00		20130221	476250.00	0.040000	360	360	20130401
538		0.00		20130306	475000.00	0.036250	360	360	20130501
539		0.00		20130307	468000.00	0.037500	360	360	20130501
540		80000.00		20130227	458000.00	0.040000	360	360	20130401
541		0.00		20130315	455200.00	0.037500	360	360	20130501
542		0.00		20121221	454000.00	0.042500	360	360	20130201
543		0.00		20130222	448500.00	0.032500	360	360	20130401
544		0.00		20130308	445000.00	0.038750	360	360	20130501
545		0.00		20130308	440000.00	0.036250	360	360	20130501

	31	32	33	34	35	36	37	38	39	40	41
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days
1	1	0	0		2095000.00	0.036250	9554.27	20130401	0	0
2	1	0	0		632000.00	0.038750	2971.90	20130401	0	0
3	1	0	0		580000.00	0.040000	2769.01	20130401	0	0
4	1	0	0		470500.00	0.038750	2212.47	20130401	0	0
5	1	0	0		947000.00	0.040000	4521.12	20130401	0	0
6	1	0	0		600000.00	0.037500	2778.69	20130401	0	0
7	1	0	0		541000.00	0.036250	2467.24	20130401	0	0
8	1	0	0		690000.00	0.036250	3146.75	20130401	0	0
9	1	0	0		680000.00	0.042500	3345.19	20130401	0	0
10	1	0	0		1041000.00	0.036250	4747.49	20130401	0	0
11	1	0	0		674000.00	0.037500	3121.40	20130401	0	0
12	1	0	0		568200.00	0.041250	2753.78	20130401	0	0
13	1	0	0		1166000.00	0.036250	5317.56	20130401	0	0
14	1	0	0		654000.00	0.037500	3028.78	20130401	0	0
15	1	0	0		629720.00	0.036250	2871.85	20130401	0	0
16	1	0	0		603750.00	0.042500	2970.09	20130401	0	0
17	1	0	0		704000.00	0.038750	3310.47	20130401	0	0
18	1	0	0		813750.00	0.038750	3826.55	20130401	0	0
19	1	0	0		828750.00	0.038750	3897.09	20130401	0	0
20	1	0	0		583000.00	0.038750	2741.48	20130401	0	0
21	1	0	0		833600.00	0.038750	3919.90	20130401	0	0
22	1	0	0		680000.00	0.038750	3197.61	20130401	0	0
23	1	0	0		810000.00	0.041250	3925.66	20130401	0	0
24	1	0	0		500000.00	0.037500	2315.58	20130401	0	0
25	1	0	0		714500.00	0.038750	3359.84	20130401	0	0
26	1	0	0		940000.00	0.037500	4353.29	20130401	0	0
27	1	0	0		720000.00	0.040000	3437.39	20130401	0	0
28	1	0	0		1000000.00	0.040000	4774.15	20130401	0	0
29	1	0	0		521613.18	0.037500	2419.32	20130401	0	0
30	1	0	0		728900.51	0.037500	3380.74	20130401	0	0
31	1	0	0		525000.00	0.040000	2506.43	20130401	0	0
32	1	0	0		920000.00	0.041250	4458.78	20130401	0	0
33	1	0	0		916459.00	0.041250	4441.62	20130401	0	0
34	1	0	0		650000.00	0.036250	2964.33	20130401	0	0
35	1	0	0		599000.00	0.037500	2774.06	20130401	0	0
36	1	0	0		691225.00	0.037500	3201.17	20130401	0	0
37	1	0	0		880000.00	0.041250	4264.92	20130401	0	0
38	1	0	0		848000.00	0.046250	4359.90	20130401	0	0
39	1	0	0		820000.00	0.035000	3682.17	20130401	0	0
40	1	0	0		567000.00	0.038750	2666.24	20130401	0	0
41	1	0	0		1180000.00	0.038750	5548.80	20130401	0	0
42	1	0	0		711110.00	0.037500	3293.26	20130401	0	0
43	1	0	0		558500.00	0.042500	2747.48	20130401	0	0
44	1	0	0		696000.00	0.038750	3272.85	20130401	0	0
45	1	0	0		832000.00	0.038750	3912.37	20130401	0	0
46	1	0	0		812000.00	0.038750	3818.33	20130401	0	0
47	1	0	0		497000.00	0.041250	2408.71	20130401	0	0
48	1	0	0		823757.43	0.037500	3820.70	20130401	0	0
49	1	0	0		650000.00	0.037500	3010.25	20130401	0	0
50	1	0	0		663200.00	0.040000	3166.22	20130401	0	0
51	1	0	0		644000.00	0.038750	3028.33	20130401	0	0
52	1	0	0		1200000.00	0.037500	5557.39	20130401	0	0
53	1	0	0		1100000.00	0.038750	5172.61	20130401	0	0
54	1	0	0		543000.00	0.038750	2553.39	20130401	0	0
55	1	0	0		560000.00	0.037500	2593.45	20130401	0	0
56	1	0	0		1475000.00	0.038750	6936.00	20130401	0	0
57	1	0	0		448500.00	0.038750	2109.01	20130401	0	0
58	1	0	0		656000.00	0.037500	3038.04	20130401	0	0
59	1	0	0		560000.00	0.038750	2633.33	20130401	0	0
60	1	0	0		875338.00	0.040000	4179.00	20130401	0	0
61	1	0	0		580000.00	0.036250	2645.10	20130401	0	0
62	1	0	0		600000.00	0.037500	2778.69	20130401	0	0
63	1	0	0		860000.00	0.040000	4105.77	20130401	0	0
64	1	0	0		850000.00	0.038750	3997.02	20130401	0	0
65	1	0	0		875579.25	0.037500	4061.06	20130401	0	0
66	1	0	0		690980.54	0.038750	3254.04	20130401	0	0
67	1	0	0		962330.20	0.038750	4531.91	20130401	0	0
68	1	0	0		518000.00	0.036250	2362.35	20130401	0	0
69	1	0	0		520000.00	0.040000	2482.56	20130401	0	0
70	1	0	0		675000.00	0.038750	3174.10	20130401	0	0
71	1	0	0		617500.00	0.038750	2903.71	20130401	0	0
72	1	0	0		505000.00	0.038750	2374.70	20130401	0	0
73	1	0	0		459000.00	0.038750	2158.39	20130401	0	0
74	1	0	0		690000.00	0.035000	3098.41	20130401	0	0
75	1	0	0		631000.00	0.038750	2967.20	20130401	0	0
76	1	0	0		674000.00	0.037500	3121.40	20130401	0	0
77	1	0	0		666000.00	0.038750	3131.78	20130401	0	0
78	1	0	0		978000.00	0.038750	4598.92	20130401	0	0
79	1	0	0		788000.00	0.038750	3705.47	20130401	0	0
80	1	0	0		640000.00	0.042500	3148.42	20130401	0	0
81	1	0	0		554000.00	0.037500	2565.66	20130401	0	0
82	1	0	0		548000.00	0.037500	2537.87	20130401	0	0
83	1	0	0		650000.00	0.036250	2964.33	20130401	0	0
84	1	0	0		855500.00	0.037500	3961.95	20130401	0	0
85	1	0	0		652800.00	0.040000	3116.57	20130401	0	0
86	1	0	0		738000.00	0.038750	3470.35	20130401	0	0
87	1	0	0		900000.00	0.038750	4232.13	20130401	0	0
88	1	0	0		524191.67	0.036250	2394.27	20130401	0	0
89	1	0	0		802000.00	0.035000	3601.34	20130401	0	0
90	1	0	0		554182.37	0.038750	2609.82	20130401	0	0
91	1	0	0		465000.00	0.037500	2153.49	20130401	0	0
92	1	0	0		840000.00	0.040000	4010.29	20130401	0	0
93	1	0	0		682500.00	0.036250	3112.55	20130401	0	0
94	1	0	0		593000.00	0.037500	2746.28	20130401	0	0
95	1	0	0		700000.00	0.037500	3241.81	20130401	0	0
96	1	0	0		847500.00	0.038750	3985.26	20130401	0	0
97	1	0	0		746898.05	0.038750	3517.37	20130401	0	0
98	1	0	0		840000.00	0.038750	3949.99	20130401	0	0
99	1	0	0		558000.00	0.037500	2584.19	20130401	0	0
100	1	0	0		530000.00	0.038750	2492.26	20130401	0	0
101	1	0	0		883000.00	0.037500	4089.31	20130401	0	0
102	1	0	0		606105.76	0.038750	2854.34	20130401	0	0
103	1	0	0		961000.00	0.040000	4587.96	20130401	0	0
104	1	0	0		543245.00	0.037500	2515.85	20130401	0	0
105	1	0	0		945000.00	0.036250	4309.68	20130401	0	0
106	1	0	0		464000.00	0.038750	2181.90	20130401	0	0
107	1	0	0		663781.00	0.035000	2980.67	20130401	0	0
108	1	0	0		585000.00	0.037500	2709.23	20130401	0	0
109	1	0	0		640440.00	0.038750	3011.59	20130401	0	0
110	1	0	0		1975000.00	0.033750	8731.40	20130401	0	0
111	1	0	0		895000.00	0.036250	4081.66	20130401	0	0
112	1	0	0		888000.00	0.036250	4049.74	20130401	0	0
113	1	0	0		792000.00	0.038750	3724.28	20130401	0	0
114	1	0	0		585500.00	0.038750	2753.24	20130401	0	0
115	1	0	0		592000.00	0.043750	2955.77	20130401	0	0
116	1	0	0		595631.00	0.038750	2800.88	20130401	0	0
117	1	0	0		999999.00	0.036250	4560.51	20130401	0	0
118	1	0	0		965600.00	0.038750	4540.61	20130401	0	0
119	1	0	0		750000.00	0.038750	3526.78	20130401	0	0
120	1	0	0		490000.00	0.037500	2269.27	20130401	0	0
121	1	0	0		690000.00	0.038750	3244.64	20130401	0	0
122	1	0	0		529600.00	0.038750	2490.38	20130401	0	0
123	1	0	0		691956.24	0.037500	3209.39	20130401	0	0
124	1	0	0		1031250.00	0.038750	4849.32	20130401	0	0
125	1	0	0		505000.00	0.037500	2338.73	20130401	0	0
126	1	0	0		560000.00	0.037500	2593.45	20130401	0	0
127	1	0	0		575000.00	0.037500	2662.91	20130401	0	0
128	1	0	0		1251200.00	0.038750	5883.61	20130401	0	0
129	1	0	0		798821.43	0.038750	3761.90	20130401	0	0
130	1	0	0		693700.00	0.037500	3212.63	20130401	0	0
131	1	0	0		720000.00	0.037500	3334.43	20130401	0	0
132	1	0	0		960000.00	0.038750	4514.28	20130401	0	0
133	1	0	0		695500.00	0.035000	3123.11	20130401	0	0
134	1	0	0		1341000.00	0.038750	6305.88	20130401	0	0
135	1	0	0		685254.00	0.036250	3125.11	20130401	0	0
136	1	0	0		897700.00	0.036250	4093.97	20130401	0	0
137	1	0	0		712000.00	0.038750	3348.09	20130401	0	0
138	1	0	0		886000.00	0.037500	4103.20	20130401	0	0
139	1	0	0		640000.00	0.036250	2918.73	20130401	0	0
140	1	0	0		993534.16	0.038750	4678.86	20130401	0	0
141	1	0	0		482000.00	0.040000	2301.14	20130401	0	0
142	1	0	0		664020.32	0.038750	3127.08	20130401	0	0
143	1	0	0		550000.00	0.037500	2547.14	20130401	0	0
144	1	0	0		992535.63	0.038750	4674.16	20130401	0	0
145	1	0	0		750000.00	0.037500	3473.37	20130401	0	0
146	1	0	0		659000.00	0.037500	3051.93	20130401	0	0
147	1	0	0		1054000.00	0.037500	4881.24	20130401	0	0
148	1	0	0		997495.36	0.037500	4626.52	20130401	0	0
149	1	0	0		781372.56	0.040000	3735.77	20130401	0	0
150	1	0	0		635000.00	0.038750	2986.01	20130401	0	0
151	1	0	0		583200.00	0.040000	2784.29	20130401	0	0
152	1	0	0		554182.37	0.038750	2609.82	20130401	0	0
153	1	0	0		780500.00	0.038750	3670.20	20130401	0	0
154	1	0	0		1098988.71	0.035000	4942.73	20130401	0	0
155	1	0	0		613075.22	0.037500	2843.53	20130401	0	0
156	1	0	0		734962.98	0.041250	3567.02	20130401	0	0
157	1	0	0		873000.00	0.038750	4105.17	20130401	0	0
158	1	0	0		439351.79	0.038750	2069.04	20130401	0	0
159	1	0	0		600000.00	0.035000	2694.27	20130401	0	0
160	1	0	0		623000.00	0.037500	2885.21	20130401	0	0
161	1	0	0		1000000.00	0.037500	4631.16	20130401	0	0
162	1	0	0		978556.26	0.038750	4608.32	20130401	0	0
163	1	0	0		1278072.12	0.037500	5927.88	20130401	0	0
164	1	0	0		697371.11	0.038750	3284.14	20130401	0	0
165	1	0	0		1180000.00	0.038750	5548.80	20130401	0	0
166	1	0	0		698991.42	0.040000	3341.91	20130401	0	0
167	1	0	0		1495000.00	0.038750	7030.04	20130401	0	0
168	1	0	0		1270000.00	0.040000	6063.17	20130401	0	0
169	1	0	0		647500.00	0.040000	3091.26	20130401	0	0
170	1	0	0		719000.00	0.040000	3432.62	20130401	0	0
171	1	0	0		1413867.28	0.037500	6557.72	20130401	0	0
172	1	0	0		686000.00	0.040000	3275.07	20130401	0	0
173	1	0	0		712971.25	0.040000	3408.75	20130401	0	0
174	1	0	0		1950000.00	0.037500	9030.75	20130401	0	0
175	1	0	0		721216.13	0.037500	3355.27	20130401	0	0
176	1	0	0		994570.54	0.038750	4697.67	20130401	0	0
177	1	0	0		700000.00	0.038750	3291.66	20130401	0	0
178	1	0	0		646972.48	0.036250	2968.89	20130401	0	0
179	1	0	0		853740.41	0.038750	4020.53	20130401	0	0
180	1	0	0		1245000.00	0.037500	5765.79	20130401	0	0
181	1	0	0		2500000.00	0.036250	11401.28	20130401	0	0
182	1	0	0		2096906.27	0.038750	9874.98	20130401	0	0
183	1	0	0		1996920.64	0.036250	9121.03	20130401	0	0
184	1	0	0		1497790.19	0.038750	7053.56	20130401	0	0
185	1	0	0		1497790.19	0.038750	7053.56	20130401	0	0
186	1	0	0		1497587.31	0.033750	6631.44	20130401	0	0
187	1	0	0		1458000.00	0.037500	6752.23	20130401	0	0
188	1	0	0		1453758.22	0.036250	6640.11	20130401	0	0
189	1	0	0		1452000.00	0.036250	6621.86	20130401	0	0
190	1	0	0		1449500.00	0.037500	6712.86	20130401	0	0
191	1	0	0		1443370.48	0.038750	6797.28	20130401	0	0
192	1	0	0		1435000.00	0.037500	6645.71	20130401	0	0
193	1	0	0		1429795.17	0.036250	6530.65	20130401	0	0
194	1	0	0		1400000.00	0.038750	6583.32	20130401	0	0
195	1	0	0		1395000.00	0.036250	6361.92	20130401	0	0
196	1	0	0		1375000.00	0.035000	6174.36	20130401	0	0
197	1	0	0		1371843.42	0.037500	6372.47	20130401	0	0
198	1	0	0		1360248.17	0.037500	6309.02	20130401	0	0
199	1	0	0		1350000.00	0.037500	6252.06	20130401	0	0
200	1	0	0		1316250.00	0.036250	6002.78	20130401	0	0
201	1	0	0		1312500.00	0.035000	5893.71	20130401	0	0
202	1	0	0		1310023.92	0.037500	6076.08	20130401	0	0
203	1	0	0		1275533.05	0.036250	5826.06	20130401	0	0
204	1	0	0		1275000.00	0.038750	5995.52	20130401	0	0
205	1	0	0		1273282.55	0.043750	6365.89	20130401	0	0
206	1	0	0		1242500.00	0.036250	5666.44	20130401	0	0
207	1	0	0		1225000.00	0.037500	5673.17	20130401	0	0
208	1	0	0		1213210.06	0.038750	5713.38	20130401	0	0
209	1	0	0		1188207.67	0.037500	5511.08	20130401	0	0
210	1	0	0		1169710.29	0.037500	5433.50	20130401	0	0
211	1	0	0		1166000.00	0.040000	5566.66	20130401	0	0
212	1	0	0		1155000.00	0.040000	5514.15	20130401	0	0
213	1	0	0		1150000.00	0.038750	5407.73	20130401	0	0
214	1	0	0		1133213.76	0.035000	5096.66	20130401	0	0
215	1	0	0		1128000.00	0.038750	5304.27	20130401	0	0
216	1	0	0		1118313.11	0.037500	5186.89	20130401	0	0
217	1	0	0		1096607.60	0.036250	5016.56	20130401	0	0
218	1	0	0		1090000.00	0.038750	5125.58	20130401	0	0
219	1	0	0		1087021.23	0.038750	5119.12	20130401	0	0
220	1	0	0		1080000.00	0.037500	5001.65	20130401	0	0
221	1	0	0		1047208.14	0.036250	4788.54	20130401	0	0
222	1	0	0		1040000.00	0.038750	4890.47	20130401	0	0
223	1	0	0		1025000.00	0.035000	4602.71	20130401	0	0
224	1	0	0		1000000.00	0.036250	4560.51	20130401	0	0
225	1	0	0		1000000.00	0.038750	4702.37	20130401	0	0
226	1	0	0		1000000.00	0.038750	4702.37	20130401	0	0
227	1	0	0		998526.79	0.038750	4702.37	20130401	0	0
228	1	0	0		998591.00	0.041250	4846.50	20130401	0	0
229	1	0	0		999900.00	0.041250	4846.01	20130401	0	0
230	1	0	0		998526.80	0.038750	4702.37	20130401	0	0
231	1	0	0		998426.22	0.035000	4490.45	20130401	0	0
232	1	0	0		998426.22	0.035000	4490.45	20130401	0	0
233	1	0	0		997461.85	0.036250	4555.95	20130401	0	0
234	1	0	0		994564.94	0.040000	4755.06	20130401	0	0
235	1	0	0		993700.00	0.041250	4815.96	20130401	0	0
236	1	0	0		993290.81	0.037500	4608.00	20130401	0	0
237	1	0	0		990000.00	0.037500	4584.84	20130401	0	0
238	1	0	0		990000.00	0.037500	4584.84	20130401	0	0
239	1	0	0		985084.26	0.038750	4645.94	20130401	0	0
240	1	0	0		980802.95	0.038750	4618.90	20130401	0	0
241	1	0	0		979205.30	0.038750	4611.38	20130401	0	0
242	1	0	0		978556.26	0.038750	4608.32	20130401	0	0
243	1	0	0		977500.00	0.037500	4526.95	20130401	0	0
244	1	0	0		975000.00	0.037500	4515.38	20130401	0	0
245	1	0	0		966076.51	0.037500	4487.59	20130401	0	0
246	1	0	0		962000.00	0.035000	4319.81	20130401	0	0
247	1	0	0		962000.00	0.035000	4319.81	20130401	0	0
248	1	0	0		960000.00	0.038750	4514.28	20130401	0	0
249	1	0	0		960000.00	0.038750	4514.28	20130401	0	0
250	1	0	0		957755.30	0.037500	4442.20	20130401	0	0
251	1	0	0		952245.07	0.038750	4484.42	20130401	0	0
252	1	0	0		948569.15	0.037500	4399.60	20130401	0	0
253	1	0	0		948569.15	0.037500	4399.60	20130401	0	0
254	1	0	0		948569.15	0.037500	4399.60	20130401	0	0
255	1	0	0		942300.00	0.036250	4297.37	20130401	0	0
256	1	0	0		940000.00	0.040000	4487.70	20130401	0	0
257	1	0	0		940000.00	0.038750	4420.23	20130401	0	0
258	1	0	0		939000.00	0.036250	4282.32	20130401	0	0
259	1	0	0		934621.08	0.038750	4401.42	20130401	0	0
260	1	0	0		933500.00	0.037500	4323.18	20130401	0	0
261	1	0	0		928000.00	0.036250	4232.16	20130401	0	0
262	1	0	0		927500.00	0.035000	4164.89	20130401	0	0
263	1	0	0		926000.00	0.040000	4420.87	20130401	0	0
264	1	0	0		921699.49	0.041250	4473.32	20130401	0	0
265	1	0	0		920000.00	0.038750	4326.18	20130401	0	0
266	1	0	0		920000.00	0.041250	4458.78	20130401	0	0
267	1	0	0		905000.00	0.037500	4191.20	20130401	0	0
268	1	0	0		897284.68	0.037500	4168.04	20130401	0	0
269	1	0	0		896000.00	0.038750	4213.32	20130401	0	0
270	1	0	0		895000.00	0.037500	4144.88	20130401	0	0
271	1	0	0		895000.00	0.038750	4208.62	20130401	0	0
272	1	0	0		895000.00	0.037500	4144.88	20130401	0	0
273	1	0	0		881670.07	0.037500	4089.31	20130401	0	0
274	1	0	0		880000.00	0.036250	4013.25	20130401	0	0
275	1	0	0		877646.62	0.036250	4008.69	20130401	0	0
276	1	0	0		878703.58	0.038750	4138.09	20130401	0	0
277	1	0	0		875000.00	0.035000	3929.14	20130401	0	0
278	1	0	0		875000.00	0.036250	3990.45	20130401	0	0
279	1	0	0		873000.00	0.040000	4167.84	20130401	0	0
280	1	0	0		873000.00	0.040000	4167.84	20130401	0	0
281	1	0	0		862727.15	0.038750	4062.85	20130401	0	0
282	1	0	0		857600.00	0.037500	3971.68	20130401	0	0
283	1	0	0		850000.00	0.036250	3876.44	20130401	0	0
284	1	0	0		850000.00	0.038750	3997.02	20130401	0	0
285	1	0	0		848691.27	0.036250	3876.44	20130401	0	0
286	1	0	0		847500.00	0.038750	3985.26	20130401	0	0
287	1	0	0		842837.20	0.042500	4151.97	20130401	0	0
288	1	0	0		842000.00	0.037500	3899.43	20130401	0	0
289	1	0	0		833742.36	0.037500	3867.02	20130401	0	0
290	1	0	0		830801.23	0.040000	3972.10	20130401	0	0
291	1	0	0		828000.00	0.038750	3893.56	20130401	0	0
292	1	0	0		828000.00	0.038750	3893.56	20130401	0	0
293	1	0	0		825000.00	0.038750	3879.46	20130401	0	0
294	1	0	0		825000.00	0.040000	3938.68	20130401	0	0
295	1	0	0		823701.63	0.035000	3704.62	20130401	0	0
296	1	0	0		821787.55	0.038750	3870.05	20130401	0	0
297	1	0	0		819300.00	0.040000	3911.46	20130401	0	0
298	1	0	0		818844.62	0.041250	3974.13	20130401	0	0
299	1	0	0		815357.79	0.035000	3667.09	20130401	0	0
300	1	0	0		815000.00	0.036250	3716.82	20130401	0	0
301	1	0	0		810777.00	0.037500	3760.50	20130401	0	0
302	1	0	0		808752.86	0.036250	3694.02	20130401	0	0
303	1	0	0		804670.62	0.040000	3852.74	20130401	0	0
304	1	0	0		802500.00	0.038750	3773.65	20130401	0	0
305	1	0	0		801990.26	0.037500	3719.74	20130401	0	0
306	1	0	0		800000.00	0.037500	3704.92	20130401	0	0
307	1	0	0		800000.00	0.037500	3704.92	20130401	0	0
308	1	0	0		800000.00	0.035000	3592.36	20130401	0	0
309	1	0	0		798847.35	0.040000	3819.32	20130401	0	0
310	1	0	0		798750.00	0.038750	3756.02	20130401	0	0
311	1	0	0		795825.86	0.038750	3747.79	20130401	0	0
312	1	0	0		794801.10	0.037500	3686.40	20130401	0	0
313	1	0	0		794801.10	0.037500	3686.40	20130401	0	0
314	1	0	0		793828.81	0.038750	3738.38	20130401	0	0
315	1	0	0		790400.00	0.040000	3773.49	20130401	0	0
316	1	0	0		787811.65	0.037500	3653.98	20130401	0	0
317	1	0	0		783817.67	0.037500	3635.46	20130401	0	0
318	1	0	0		780000.00	0.038750	3667.85	20130401	0	0
319	1	0	0		780000.00	0.037500	3612.30	20130401	0	0
320	1	0	0		775000.00	0.035000	3480.10	20130401	0	0
321	1	0	0		770265.31	0.042500	3794.47	20130401	0	0
322	1	0	0		770000.00	0.038750	3620.83	20130401	0	0
323	1	0	0		768890.57	0.040000	3676.10	20130401	0	0
324	1	0	0		768814.44	0.036250	3511.60	20130401	0	0
325	1	0	0		765000.00	0.037500	3542.83	20130401	0	0
326	1	0	0		763897.77	0.040000	3652.23	20130401	0	0
327	1	0	0		763873.00	0.038750	3597.31	20130401	0	0
328	1	0	0		761351.55	0.037500	3531.26	20130401	0	0
329	1	0	0		759000.00	0.038750	3569.10	20130401	0	0
330	1	0	0		758880.37	0.038750	3573.80	20130401	0	0
331	1	0	0		758855.32	0.037500	3519.68	20130401	0	0
332	1	0	0		757000.00	0.038750	3559.69	20130401	0	0
333	1	0	0		755000.00	0.037500	3496.52	20130401	0	0
334	1	0	0		750892.15	0.038750	3536.18	20130401	0	0
335	1	0	0		750000.00	0.038750	3526.78	20130401	0	0
336	1	0	0		748895.10	0.038750	3526.78	20130401	0	0
337	1	0	0		745000.00	0.038750	3503.27	20130401	0	0
338	1	0	0		744900.99	0.038750	3507.97	20130401	0	0
339	1	0	0		740000.00	0.040000	3532.87	20130401	0	0
340	1	0	0		738835.40	0.035000	3322.93	20130401	0	0
341	1	0	0		736300.00	0.036250	3357.91	20130401	0	0
342	1	0	0		736000.00	0.037500	3408.53	20130401	0	0
343	1	0	0		733917.20	0.038750	3456.24	20130401	0	0
344	1	0	0		733892.98	0.037500	3403.90	20130401	0	0
345	1	0	0		733892.98	0.037500	3403.90	20130401	0	0
346	1	0	0		730897.49	0.037500	3390.01	20130401	0	0
347	1	0	0		728000.00	0.038750	3423.33	20130401	0	0
348	1	0	0		727200.00	0.037500	3367.78	20130401	0	0
349	1	0	0		725429.72	0.038750	3416.27	20130401	0	0
350	1	0	0		724000.00	0.038750	3404.52	20130401	0	0
351	1	0	0		723000.00	0.037500	3348.33	20130401	0	0
352	1	0	0		720000.00	0.038750	3385.71	20130401	0	0
353	1	0	0		720000.00	0.038750	3385.71	20130401	0	0
354	1	0	0		719914.07	0.037500	3339.06	20130401	0	0
355	1	0	0		717341.65	0.038750	3378.18	20130401	0	0
356	1	0	0		717000.00	0.037500	3320.54	20130401	0	0
357	1	0	0		716918.58	0.037500	3325.17	20130401	0	0
358	1	0	0		715000.00	0.042500	3517.37	20130401	0	0
359	1	0	0		715000.00	0.033750	3160.99	20130401	0	0
360	1	0	0		713000.00	0.038750	3352.79	20130401	0	0
361	1	0	0		711902.20	0.036250	3251.65	20130401	0	0
362	1	0	0		710904.69	0.033750	3147.95	20130401	0	0
363	1	0	0		709000.00	0.037500	3283.49	20130401	0	0
364	1	0	0		708954.03	0.038750	3338.68	20130401	0	0
365	1	0	0		708000.00	0.036250	3228.84	20130401	0	0
366	1	0	0		706979.90	0.040000	3380.10	20130401	0	0
367	1	0	0		705186.28	0.037500	3270.75	20130401	0	0
368	1	0	0		705000.00	0.041250	3416.78	20130401	0	0
369	1	0	0		703961.39	0.038750	3315.17	20130401	0	0
370	1	0	0		700000.00	0.038750	3291.66	20130401	0	0
371	1	0	0		700000.00	0.037500	3241.81	20130401	0	0
372	1	0	0		698991.42	0.040000	3341.91	20130401	0	0
373	1	0	0		697934.19	0.038750	3291.66	20130401	0	0
374	1	0	0		698522.85	0.036250	3190.53	20130401	0	0
375	1	0	0		697000.00	0.037500	3227.92	20130401	0	0
376	1	0	0		696449.46	0.037500	3230.23	20130401	0	0
377	1	0	0		696000.00	0.037500	3223.28	20130401	0	0
378	1	0	0		696000.00	0.038750	3272.85	20130401	0	0
379	1	0	0		695000.00	0.037500	3218.65	20130401	0	0
380	1	0	0		695000.00	0.038750	3268.15	20130401	0	0
381	1	0	0		695000.00	0.038750	3268.15	20130401	0	0
382	1	0	0		694974.65	0.038750	3272.85	20130401	0	0
383	1	0	0		694160.00	0.035000	3117.09	20130401	0	0
384	1	0	0		694000.00	0.035000	3116.37	20130401	0	0
385	1	0	0		692750.43	0.040000	3312.07	20130401	0	0
386	1	0	0		688960.75	0.037500	3195.50	20130401	0	0
387	1	0	0		685969.60	0.038750	3235.23	20130401	0	0
388	1	0	0		685600.00	0.038750	3223.95	20130401	0	0
389	1	0	0		685000.00	0.037500	3172.34	20130401	0	0
390	1	0	0		681925.10	0.035000	3066.98	20130401	0	0
391	1	0	0		681500.00	0.037500	3156.13	20130401	0	0
392	1	0	0		680000.00	0.041250	3295.62	20130401	0	0
393	1	0	0		680000.00	0.038750	3197.61	20130401	0	0
394	1	0	0		675957.63	0.036250	3087.47	20130401	0	0
395	1	0	0		675000.00	0.038750	3174.10	20130401	0	0
396	1	0	0		674048.92	0.041250	3271.39	20130401	0	0
397	1	0	0		674027.45	0.040000	3222.55	20130401	0	0
398	1	0	0		673000.00	0.036250	3069.23	20130401	0	0
399	1	0	0		672000.00	0.038750	3159.99	20130401	0	0
400	1	0	0		671250.00	0.038750	3156.47	20130401	0	0
401	1	0	0		671153.01	0.041250	3257.33	20130401	0	0
402	1	0	0		671010.01	0.038750	3159.99	20130401	0	0
403	1	0	0		670842.58	0.035000	3017.13	20130401	0	0
404	1	0	0		670510.75	0.038750	3157.64	20130401	0	0
405	1	0	0		670000.00	0.038750	3150.59	20130401	0	0
406	1	0	0		669055.98	0.041250	3247.15	20130401	0	0
407	1	0	0		666017.37	0.038750	3136.48	20130401	0	0
408	1	0	0		666017.37	0.038750	3136.48	20130401	0	0
409	1	0	0		665000.00	0.035000	2986.15	20130401	0	0
410	1	0	0		665000.00	0.042500	3271.40	20130401	0	0
411	1	0	0		663953.43	0.035000	2986.15	20130401	0	0
412	1	0	0		662001.42	0.037500	3070.46	20130401	0	0
413	1	0	0		662000.00	0.037500	3065.83	20130401	0	0
414	1	0	0		661024.74	0.038750	3112.97	20130401	0	0
415	1	0	0		661024.74	0.038750	3112.97	20130401	0	0
416	1	0	0		660000.00	0.032500	2872.36	20130401	0	0
417	1	0	0		660000.00	0.038750	3103.56	20130401	0	0
418	1	0	0		658983.81	0.036250	3009.94	20130401	0	0
419	1	0	0		658000.00	0.037500	3047.30	20130401	0	0
420	1	0	0		657051.94	0.040000	3141.39	20130401	0	0
421	1	0	0		653500.00	0.040000	3119.91	20130401	0	0
422	1	0	0		652558.42	0.040000	3119.91	20130401	0	0
423	1	0	0		650000.00	0.038750	3056.54	20130401	0	0
424	1	0	0		650000.00	0.036250	2964.33	20130401	0	0
425	1	0	0		649000.00	0.037500	3005.62	20130401	0	0
426	1	0	0		646087.64	0.038750	3047.14	20130401	0	0
427	1	0	0		645204.03	0.036250	2951.56	20130401	0	0
428	1	0	0		644506.14	0.036250	2943.81	20130401	0	0
429	1	0	0		644049.78	0.038750	3033.03	20130401	0	0
430	1	0	0		643008.44	0.036250	2936.97	20130401	0	0
431	1	0	0		643949.93	0.038750	3032.56	20130401	0	0
432	1	0	0		643200.00	0.037500	2978.76	20130401	0	0
433	1	0	0		640000.00	0.041250	3101.76	20130401	0	0
434	1	0	0		639077.87	0.040000	3055.46	20130401	0	0
435	1	0	0		636114.20	0.038750	3004.81	20130401	0	0
436	1	0	0		637500.00	0.038750	2997.76	20130401	0	0
437	1	0	0		637500.00	0.038750	2997.76	20130401	0	0
438	1	0	0		637000.00	0.036250	2905.05	20130401	0	0
439	1	0	0		636000.00	0.036250	2900.49	20130401	0	0
440	1	0	0		635330.65	0.038750	2991.97	20130401	0	0
441	1	0	0		633650.00	0.038750	2979.66	20130401	0	0
442	1	0	0		633065.99	0.038750	2981.30	20130401	0	0
443	1	0	0		632000.00	0.040000	3017.26	20130401	0	0
444	1	0	0		625758.27	0.038750	3266.42	20130401	0	0
445	1	0	0		625000.00	0.038750	2938.98	20130401	0	0
446	1	0	0		625000.00	0.036250	2850.32	20130401	0	0
447	1	0	0		624515.61	0.035000	2808.77	20130401	0	0
448	1	0	0		624000.00	0.037500	2889.84	20130401	0	0
449	1	0	0		623120.79	0.041250	3024.21	20130401	0	0
450	1	0	0		623080.72	0.038750	2934.28	20130401	0	0
451	1	0	0		622800.00	0.035000	2796.65	20130401	0	0
452	1	0	0		622000.00	0.037500	2880.58	20130401	0	0
453	1	0	0		621500.00	0.040000	2967.14	20130401	0	0
454	1	0	0		621000.00	0.040000	2964.75	20130401	0	0
455	1	0	0		620663.77	0.037500	2878.73	20130401	0	0
456	1	0	0		618863.51	0.041250	3012.10	20130401	0	0
457	1	0	0		620000.00	0.036250	2827.52	20130401	0	0
458	1	0	0		617089.56	0.038750	2906.07	20130401	0	0
459	1	0	0		614000.00	0.038750	2887.26	20130401	0	0
460	1	0	0		607084.26	0.037500	2815.74	20130401	0	0
461	1	0	0		605200.00	0.038750	2845.87	20130401	0	0
462	1	0	0		600114.60	0.038750	2826.12	20130401	0	0
463	1	0	0		600000.00	0.037500	2778.69	20130401	0	0
464	1	0	0		599135.50	0.040000	2864.49	20130401	0	0
465	1	0	0		598000.00	0.038750	2812.02	20130401	0	0
466	1	0	0		595141.27	0.040000	2845.40	20130401	0	0
467	1	0	0		594083.89	0.036250	2713.51	20130401	0	0
468	1	0	0		593100.00	0.038750	2788.98	20130401	0	0
469	1	0	0		592000.00	0.036250	2699.82	20130401	0	0
470	1	0	0		589149.91	0.040000	2816.75	20130401	0	0
471	1	0	0		589111.37	0.037500	2732.38	20130401	0	0
472	1	0	0		586154.24	0.040000	2802.43	20130401	0	0
473	1	0	0		585217.24	0.037500	2714.32	20130401	0	0
474	1	0	0		584000.00	0.037500	2704.60	20130401	0	0
475	1	0	0		580000.00	0.038750	2727.38	20130401	0	0
476	1	0	0		579126.43	0.037500	2686.07	20130401	0	0
477	1	0	0		579106.98	0.036250	2645.10	20130401	0	0
478	1	0	0		576000.00	0.038750	2708.57	20130401	0	0
479	1	0	0		576000.00	0.038750	2708.57	20130401	0	0
480	1	0	0		575151.43	0.038750	2708.57	20130401	0	0
481	1	0	0		575000.00	0.035000	2582.01	20130401	0	0
482	1	0	0		572000.00	0.037500	2649.02	20130401	0	0
483	1	0	0		571637.72	0.037500	2651.34	20130401	0	0
484	1	0	0		570139.99	0.037500	2644.39	20130401	0	0
485	1	0	0		569160.28	0.038750	2680.35	20130401	0	0
486	1	0	0		568500.00	0.040000	2714.11	20130401	0	0
487	1	0	0		565000.00	0.038750	2656.84	20130401	0	0
488	1	0	0		564160.00	0.038750	2652.89	20130401	0	0
489	1	0	0		562188.82	0.040000	2687.85	20130401	0	0
490	1	0	0		561911.63	0.043750	2820.96	20130401	0	0
491	1	0	0		560000.00	0.040000	2673.53	20130401	0	0
492	1	0	0		560000.00	0.036250	2553.89	20130401	0	0
493	1	0	0		559210.96	0.041250	2714.04	20130401	0	0
494	1	0	0		559178.29	0.043750	2796.00	20130401	0	0
495	1	0	0		559175.00	0.038750	2633.33	20130401	0	0
496	1	0	0		558250.00	0.040000	2665.17	20130401	0	0
497	1	0	0		554126.55	0.035000	2492.20	20130401	0	0
498	1	0	0		553433.48	0.038750	2606.29	20130401	0	0
499	1	0	0		553000.00	0.040000	2640.11	20130401	0	0
500	1	0	0		552000.00	0.040000	2635.33	20130401	0	0
501	1	0	0		548595.04	0.042500	2710.00	20130401	0	0
502	1	0	0		548000.00	0.041250	2655.88	20130401	0	0
503	1	0	0		545000.00	0.037500	2523.98	20130401	0	0
504	1	0	0		544000.00	0.038750	2558.09	20130401	0	0
505	1	0	0		540000.00	0.035000	2424.84	20130401	0	0
506	1	0	0		540000.00	0.038750	2539.28	20130401	0	0
507	1	0	0		540000.00	0.037500	2500.82	20130401	0	0
508	1	0	0		539000.00	0.040000	2573.27	20130401	0	0
509	1	0	0		537271.49	0.036250	2454.01	20130401	0	0
510	1	0	0		536000.00	0.040000	2558.95	20130401	0	0
511	1	0	0		534000.00	0.036250	2435.31	20130401	0	0
512	1	0	0		531216.25	0.038750	2501.66	20130401	0	0
513	1	0	0		527187.05	0.036250	2407.95	20130401	0	0
514	1	0	0		524209.27	0.037500	2431.36	20130401	0	0
515	1	0	0		522000.00	0.038750	2454.64	20130401	0	0
516	1	0	0		520000.00	0.035000	2335.03	20130401	0	0
517	1	0	0		515289.09	0.042500	2538.41	20130401	0	0
518	1	0	0		512873.73	0.033750	2271.05	20130401	0	0
519	1	0	0		511777.89	0.041250	2483.83	20130401	0	0
520	1	0	0		506000.00	0.037500	2343.36	20130401	0	0
521	1	0	0		505000.00	0.037500	2338.73	20130401	0	0
522	1	0	0		505000.00	0.038750	2374.70	20130401	0	0
523	1	0	0		504946.34	0.036250	2306.37	20130401	0	0
524	1	0	0		502356.94	0.042500	2474.70	20130401	0	0
525	1	0	0		500000.00	0.038750	2351.19	20130401	0	0
526	1	0	0		499125.00	0.038750	2347.07	20130401	0	0
527	1	0	0		497000.00	0.036250	2266.57	20130401	0	0
528	1	0	0		494700.00	0.038750	2328.61	20130401	0	0
529	1	0	0		493900.00	0.042500	2429.69	20130401	0	0
530	1	0	0		490000.00	0.038750	2304.16	20130401	0	0
531	1	0	0		489000.00	0.038750	2299.46	20130401	0	0
532	1	0	0		488047.40	0.036250	2229.18	20130401	0	0
533	1	0	0		488000.00	0.037500	2260.00	20130401	0	0
534	1	0	0		483254.79	0.036250	2207.29	20130401	0	0
535	1	0	0		480087.66	0.042500	2365.00	20130401	0	0
536	1	0	0		479000.00	0.041250	2321.47	20130401	0	0
537	1	0	0		475563.80	0.040000	2273.69	20130401	0	0
538	1	0	0		475000.00	0.036250	2166.24	20130401	0	0
539	1	0	0		468000.00	0.037500	2167.38	20130401	0	0
540	1	0	0		457340.10	0.040000	2186.56	20130401	0	0
541	1	0	0		455200.00	0.037500	2108.10	20130401	0	0
542	1	0	0		452116.87	0.042500	2233.41	20130401	0	0
543	1	0	0		447762.79	0.032500	1951.90	20130401	0	0
544	1	0	0		445000.00	0.038750	2092.56	20130401	0	0
545	1	0	0		440000.00	0.036250	2006.63	20130401	0	0

	42	43	44	45	46	47	48	49	50	51	52
	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444
445
446
447
448
449
450
451
452
453
454
455
456
457
458
459
460
461
462
463
464
465
466
467
468
469
470
471
472
473
474
475
476
477
478
479
480
481
482
483
484
485
486
487
488
489
490
491
492
493
494
495
496
497
498
499
500
501
502
503
504
505
506
507
508
509
510
511
512
513
514
515
516
517
518
519
520
521
522
523
524
525
526
527
528
529
530
531
532
533
534
535
536
537
538
539
540
541
542
543
544
545

	53	54	55	56	57	58	59	60	61	62	63
	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444
445
446
447
448
449
450
451
452
453
454
455
456
457
458
459
460
461
462
463
464
465
466
467
468
469
470
471
472
473
474
475
476
477
478
479
480
481
482
483
484
485
486
487
488
489
490
491
492
493
494
495
496
497
498
499
500
501
502
503
504
505
506
507
508
509
510
511
512
513
514
515
516
517
518
519
520
521
522
523
524
525
526
527
528
529
530
531
532
533
534
535
536
537
538
539
540
541
542
543
544
545

	64	65	66	67	68	69	70	71	72	73
	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag
1					0		409	1		1
2					0		293	1		0
3					0		401	1		0
4					0		366	1		0
5					0		440	3		0
6					0		447	1		0
7					0		392	3		1
8					0		110	1		0
9					0		350	1		1
10					0		188	2		0
11					0		539	1		1
12					0		329	1		0
13					0		543	3		1
14					0		294	2		0
15					0		513	1		0
16					0		245	1		0
17					0		520	1		0
18					0		470	1		1
19					0		400	1		1
20					0		365	2		0
21					0		474	1		0
22					0		292	1		0
23					0		363	1		0
24					0		344	1		0
25					0		132	1		0
26					0		450	1		0
27					0		498	1		0
28					0		451	2		1
29					0		101	2		0
30					0		497	1		0
31					0		496	4		1
32					0		252	2		0
33					0		468	3		1
34					0		263	2		0
35					0		92	3		0
36					0		86	1		0
37					0		221	1		0
38					0		461	1		0
39					0		389	3		0
40					0		544	1		1
41					0		523	1		0
42					0		432	2		0
43					0		234	1		0
44					0		160	1		1
45					0		479	2		1
46					0		287	2		0
47					0		355	2		1
48					0		508	1		0
49					0		358	2		1
50					0		532	1		0
51					0		170	2		0
52					0		465	1		0
53					0		404	4		1
54					0		247	1		0
55					0		462	1		0
56					0		49	1		1
57					0		490	1		1
58					0		212	2		0
59					0		410	1		0
60					0		257	1		0
61					0		140	1		0
62					0		238	2		0
63					0		369	1		0
64					0		528	1		0
65					0		338	1		0
66					0		298	1		0
67					0		35	2		0
68					0		386	2		0
69					0		362	1		0
70					0		471	1		0
71					0		239	1		1
72					0		512	1		0
73					0		29	1		0
74					0		530	1		0
75					0		347	1		1
76					0		456	4		0
77					0		433	1		0
78					0		397	1		0
79					0		376	1		1
80					0		421	1		1
81					0		390	3		0
82					0		437	1		0
83					0		215	1		0
84					0		296	1		0
85					0		367	3		1
86					0		459	3		0
87					0		208	2		1
88					0		483	4		1
89					0		505	1		0
90					0		184	1		0
91					0		118	1		0
92					0		418	1		0
93					0		522	2		0
94					0		318	2		0
95					0		159	2		0
96					0		186	1		0
97					0		454	2		0
98					0		313	4		1
99					0		34	1		0
100					0		81	1		0
101					0		218	1		1
102					0		196	1		1
103					0		444	2		1
104					0		360	3		1
105					0		134	2		1
106					0		535	3		0
107					0		157	1		1
108					0		28	1		0
109					0		541	1		1
110					0		190	2		1
111					0		198	1		1
112					0		71	1		0
113					0		46	1		0
114					0		309	1		1
115					0		378	2		1
116					0		388	1		0
117					0		39	1		0
118					0		538	1		0
119					0		521	1		0
120					0		87	1		1
121					0		455	3		0
122					0		21	2		0
123					0		339	1		0
124					0		540	2		0
125					0		37	1		0
126					0		107	1		0
127					0		11	2		0
128					0		193	4		1
129					0		352	1		0
130					0		417	1		0
131					0		90	1		0
132					0		414	2		1
133					0		55	1		1
134					0		473	1		1
135					0		62	1		0
136					0		66	1		1
137					0		25	1		0
138					0		214	2		0
139					0		163	1		0
140					0		99	1		0
141					0		52	2		0
142					0		135	3		0
143					0		36	1		1
144					0		151	1		0
145					0		47	1		0
146					0		126	1		0
147					0		79	1		0
148					0		85	1		0
149					0		383	2		0
150					0		137	2		0
151					0		149	1		0
152					0		128	1		0
153					0		18	1		0
154					0		7	2		0
155					0		478	1		1
156					0		510	1		1
157					0		68	1		0
158					0		236	1		1
159					0		16	1		0
160					0		428	1		0
161					0		129	3		0
162					0		265	1		0
163					0		493	3		1
164					0		166	1		0
165					0		361	1		0
166					0		527	1		0
167					0		201	1		0
168					0		443	1		1
169					0		345	1		0
170					0		284	1		0
171					0		398	1		0
172					0		251	1		0
173					0		127	2		0
174					0		299	2		1
175					0		407	1		1
176					0		290	1		1
177					0		434	1		1
178					0		117	2		0
179					0		460	1		1
180					0		481	1		1
181					0		381	3		1
182					0		168	4		1
183					0		2	2		1
184					0		467	3		1
185					0		343	1		0
186					0		131	2		0
187					0		54	1		1
188					0		130	1		1
189					0		94	1		0
190					0		531	1		0
191					0		485	3		1
192					0		402	2		0
193					0		97	2		1
194					0		65	1		0
195					0		120	1		1
196					0		482	1		0
197					0		312	2		0
198					0		266	1		1
199					0		542	2		0
200					0		103	1		0
201					0		270	1		1
202					0		64	2		1
203					0		311	1		0
204					0		123	2		0
205					0		394	2		1
206					0		306	1		0
207					0		274	1		1
208					0		547	1		1
209					0		395	3		1
210					0		477	3		1
211					0		323	1		1
212					0		403	1		0
213					0		346	1		1
214					0		373	1		1
215					0		517	2		0
216					0		435	1		0
217					0		533	1		1
218					0		226	1		0
219					0		272	3		0
220					0		472	1		0
221					0		534	3		1
222					0		438	1		0
223					0		108	1		0
224					0		172	4		1
225					0		38	2		0
226					0		171	1		0
227					0		147	1		1
228					0		230	2		1
229					0		385	1		0
230					0		229	2		1
231					0		40	1		1
232					0		30	1		0
233					0		356	3		0
234					0		114	1		0
235					0		436	2		1
236					0		59	1		0
237					0		115	1		0
238					0		181	1		0
239					0		506	2		0
240					0		317	1		1
241					0		393	1		0
242					0		112	1		1
243					0		185	1		1
244					0		449	3		0
245					0		156	4		0
246					0		326	1		1
247					0		45	2		0
248					0		216	2		0
249					0		301	3		1
250					0		41	2		0
251					0		387	1		0
252					0		116	1		0
253					0		331	1		1
254					0		316	1		0
255					0		515	1		0
256					0		174	1		0
257					0		240	1		1
258					0		48	1		0
259					0		241	2		0
260					0		501	1		0
261					0		175	1		1
262					0		133	1		0
263					0		519	2		0
264					0		202	1		0
265					0		495	1		0
266					0		405	3		0
267					0		209	2		1
268					0		420	3		0
269					0		89	2		0
270					0		235	2		0
271					0		77	1		0
272					0		446	1		1
273					0		51	2		1
274					0		177	1		0
275					0		84	3		0
276					0		334	2		0
277					0		353	3		1
278					0		192	3		0
279					0		370	1		1
280					0		14	1		0
281					0		24	1		0
282					0		320	1		0
283					0		180	3		1
284					0		423	3		0
285					0		529	1		0
286					0		487	1		0
287					0		161	1		0
288					0		300	1		1
289					0		304	2		0
290					0		377	1		0
291					0		13	1		0
292					0		91	1		0
293					0		321	2		1
294					0		259	2		1
295					0		232	1		1
296					0		9	1		0
297					0		109	1		1
298					0		148	2		0
299					0		164	1		1
300					0		246	1		1
301					0		195	1		1
302					0		178	1		0
303					0		154	1		0
304					0		187	1		1
305					0		406	1		0
306					0		224	1		0
307					0		211	3		0
308					0		249	2		0
309					0		78	1		0
310					0		341	1		0
311					0		442	1		0
312					0		176	1		0
313					0		4	2		0
314					0		315	1		1
315					0		261	1		0
316					0		33	1		0
317					0		228	1		0
318					0		271	3		0
319					0		70	1		0
320					0		250	2		0
321					0		466	3		0
322					0		525	2		0
323					0		491	3		0
324					0		349	2		0
325					0		536	2		0
326					0		278	1		0
327					0		204	1		0
328					0		22	1		0
329					0		122	1		0
330					0		427	1		0
331					0		93	1		0
332					0		524	2		0
333					0		499	1		0
334					0		152	3		1
335					0		441	3		1
336					0		295	2		0
337					0		372	3		1
338					0		374	1		0
339					0		375	3		0
340					0		63	2		0
341					0		314	1		0
342					0		322	1		1
343					0		431	2		1
344					0		243	1		0
345					0		141	2		0
346					0		307	1		0
347					0		289	1		0
348					0		330	1		0
349					0		200	1		0
350					0		222	3		0
351					0		256	1		0
352					0		415	1		0
353					0		102	1		0
354					0		143	4		0
355					0		53	1		0
356					0		58	1		0
357					0		231	2		0
358					0		145	1		0
359					0		412	1		1
360					0		419	1		0
361					0		518	1		1
362					0		445	2		0
363					0		69	1		0
364					0		98	4		0
365					0		310	3		0
366					0		514	1		0
367					0		384	1		0
368					0		359	1		0
369					0		158	3		0
370					0		210	1		0
371					0		516	1		0
372					0		217	2		0
373					0		205	1		1
374					0		489	1		0
375					0		96	1		1
376					0		328	1		0
377					0		480	1		0
378					0		429	2		0
379					0		351	3		0
380					0		319	1		0
381					0		379	1		0
382					0		425	1		1
383					0		269	2		0
384					0		545	2		0
385					0		150	1		0
386					0		43	1		0
387					0		223	1		0
388					0		507	1		0
389					0		399	1		0
390					0		203	1		0
391					0		74	1		0
392					0		111	1		1
393					0		504	2		0
394					0		10	1		0
395					0		448	1		0
396					0		368	1		1
397					0		526	2		0
398					0		138	1		1
399					0		452	1		0
400					0		12	1		0
401					0		258	2		0
402					0		20	2		0
403					0		424	1		1
404					0		75	1		1
405					0		76	2		0
406					0		416	1		0
407					0		439	2		1
408					0		227	4		0
409					0		173	1		0
410					0		509	2		0
411					0		285	1		0
412					0		422	1		0
413					0		182	1		0
414					0		121	1		0
415					0		26	1		0
416					0		457	1		0
417					0		275	2		0
418					0		82	1		0
419					0		80	1		1
420					0		264	2		0
421					0		142	1		0
422					0		464	2		0
423					0		242	1		0
424					0		44	1		0
425					0		277	1		1
426					0		169	1		1
427					0		56	2		0
428					0		17	2		1
429					0		297	1		0
430					0		206	2		1
431					0		500	2		1
432					0		5	1		1
433					0		248	1		0
434					0		155	1		1
435					0		23	2		0
436					0		469	1		0
437					0		136	2		0
438					0		162	1		1
439					0		237	1		0
440					0		233	1		0
441					0		458	1		0
442					0		391	1		0
443					0		488	2		1
444					0		15	2		0
445					0		42	2		1
446					0		408	1		0
447					0		72	1		0
448					0		199	1		0
449					0		253	4		1
450					0		281	2		0
451					0		113	1		0
452					0		354	1		0
453					0		335	2		0
454					0		124	1		0
455					0		139	1		0
456					0		73	1		1
457					0		144	1		0
458					0		380	3		0
459					0		268	1		0
460					0		88	1		0
461					0		119	2		0
462					0		207	2		1
463					0		260	1		0
464					0		291	2		0
465					0		27	1		0
466					0		411	1		0
467					0		19	1		0
468					0		1	1		0
469					0		279	1		0
470					0		183	2		0
471					0		503	1		0
472					0		494	1		1
473					0		31	1		0
474					0		8	1		1
475					0		267	2		0
476					0		413	1		0
477					0		382	1		0
478					0		484	4		1
479					0		83	4		0
480					0		3	2		0
481					0		486	6		0
482					0		342	1		0
483					0		340	1		0
484					0		463	1		0
485					0		302	1		0
486					0		280	2		0
487					0		396	1		0
488					0		332	1		0
489					0		476	2		0
490					0		61	3		1
491					0		213	1		0
492					0		283	2		1
493					0		303	2		0
494					0		282	1		0
495					0		254	1		0
496					0		371	2		0
497					0		179	2		0
498					0		189	1		0
499					0		262	1		0
500					0		67	1		0
501					0		60	1		0
502					0		337	1		0
503					0		50	3		1
504					0		325	1		0
505					0		167	2		1
506					0		153	1		0
507					0		225	1		1
508					0		324	1		1
509					0		348	1		0
510					0		475	1		1
511					0		106	1		0
512					0		100	2		0
513					0		32	1		1
514					0		546	1		0
515					0		255	1		0
516					0		308	1		0
517					0		357	3		0
518					0		6	1		0
519					0		453	1		1
520					0		333	2		0
521					0		95	2		0
522					0		165	1		0
523					0		273	1		0
524					0		327	3		0
525					0		194	2		0
526					0		537	1		0
527					0		286	1		0
528					0		305	2		0
529					0		146	1		0
530					0		364	2		0
531					0		197	1		0
532					0		220	1		0
533					0		492	1		0
534					0		430	1		1
535					0		336	1		0
536					0		511	2		0
537					0		288	2		0
538					0		104	1		0
539					0		105	1		0
540					0		244	1		1
541					0		191	1		0
542					0		502	2		1
543					0		57	1		0
544					0		125	1		0
545					0		276	1		0

	74	75	76	77	78	79	80	81	82	83	84
	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian
1		10	6	1.75	1
2		10		0	1
3		0.25	1	0	1
4		0		9	1
5		7		2.5	1
6		0		12	1
7		8.75		4	1
8		3.5		2.5	1
9		8.75	3.75	0	1
10		1.75	3	0	1
11		8	8	2	1
12		7		0	1
13		11	11	3	1
14		7		0	1
15		11		0	1
16		20	1	6	1
17		0.5		0	1
18		5		0	1
19		24	24	21	1
20		12		3	1
21		2.5	0.5	0	1
22		18		0	1
23		15	19	2	1
24		0		20	1
25		14	9	5	1
26		13	14	6	1
27		5		1.5	1
28		6	1	0	1
29		25	30	0	1
30		2.5	0	0	1
31		22		0	1
32		1		0	1
33		10.25		6.5	1
34		19	29	0	1
35		23		15	1
36		5.25		4.5	1
37		1	0.5	0	1
38		17		0	1
39		2	2	0	1
40		6		7	1
41		3		2	1
42		3		0	1
43		12	2.5	1	1
44		31.75		0	1
45		7		2	1
46		12	5	0.5	1
47		27		0	1
48		1		0	1
49		27	27	0	1
50		14.75	7.5	0	1
51		20		0	1
52		0.5		0	1
53		30		4	1
54		27	17	5	1
55		3		0	1
56		10		1.25	1
57		20		3	1
58		13	1.75	0	1
59		15		6	1
60		1.75		10	1
61		4	1	3.75	1
62		0.5		1.5	1
63		2.5	11	0	1
64		0.5		0	1
65		3		2.25	1
66		9.5		0	1
67		0.25	2.25	0	1
68		25		0	1
69		22.5		10	1
70		3.25		2.25	1
71		15		1	1
72		2	5	13	1
73		18.25		0	1
74		6.25	12	5	1
75		13		4	1
76		20		0	1
77		14	9	33	1
78		11		4	1
79		8		0	1
80		14		15	1
81		2.25	7.75	1.5	1
82		25		2.5	1
83		7		4	1
84		0		8	1
85		10		0	1
86		2	2	1	1
87		23		0	1
88		4	0	9	1
89		10	20	15	1
90		12.5		7.5	1
91		16.5		5.75	1
92		20	5	6	1
93		0	4.5	25	1
94		1.25	13.25	0	1
95		2		9	1
96		10		5	1
97		2		34	1
98		20	20	5	1
99		4		2.5	1
100		7.5	0.5	3	1
101		21		2	1
102		7	10	14	1
103		13.5	2	7	1
104		7		5	1
105		5		2	1
106		16		8	1
107		2	7	10	1
108		6		0	1
109		3	3	1.75	1
110		21		2	1
111		7		2.5	1
112		6	4	0.5	1
113		6		4	1
114		19	16	0	1
115		1.5	13	16	1
116		3		0.75	1
117		7.5	0	0	1
118		3.25		0.75	1
119		7.75		1.25	1
120		6		11	1
121		3	7.5	7	1
122		6.5	0.66	0	1
123		1.5		2	1
124		0	6	0	1
125		13.25		3	1
126		22.25	12.75	13	1
127		11		3	1
128		17		2.5	1
129		22		11.5	1
130		4.5		4.5	1
131		4.5		2.25	1
132		18.25		6	1
133		7.25		0.5	1
134		16		4	1
135		5		14	1
136		39	32	22	1
137		6	5	7	1
138		9	11	2	1
139		0		7	1
140		0		1.5	1
141		24	18.25	0	1
142		0		0	1
143		2.5		3.5	1
144		11		0.25	1
145		6	0	6	1
146		3		6	1
147		4.5		2.5	1
148		10		3	1
149		16	7	2	1
150		9.25	2	1.25	1
151		15.5	15.5	0	1
152		2.25	6	1	1
153		7.5		9	1
154		6.5	6	0	1
155		13		9	1
156		7	9	2.5	1
157		18.5		12	1
158		20		20	1
159		9		9	1
160		8.25		8	1
161		0		0.5	1
162		8	0.5	0	1
163		3	23	2	1
164		0		3	1
165		13		9	1
166		5.75		11	1
167		5	0	13	1
168		3.25		2	1
169		0	13	6	1
170		0		35	1
171		2.25		13	1
172		10.75		10.75	1
173		7.5	2.5	1	1
174		20		6	1
175		20		4	1
176		13		1	1
177		2		7	1
178		11		0	1
179		30		0	1
180		31.5		6.75	1
181		30		0	1
182		15	0	1.5	1
183		42		10	1
184		26		0.25	1
185		1.5		5	1
186		11.25		0	1
187		14		4	1
188		23		1	1
189		0.75		6	1
190		0	6	3	1
191		8	2	0	1
192		0		7	1
193		23		1	1
194		19		0	1
195		8		5	1
196		0.5		10.25	1
197		4.5		10	1
198		21	8	14	1
199		3.75		0	1
200		8.5		0	1
201		3	1.25	1.25	1
202		10		9	1
203		4.25	22.5	6	1
204		17.75		0	1
205		13	10	1.75	1
206		3	3	3.25	1
207		17	22	0	1
208		8		0	1
209		35		0	1
210		21.08	0	0	1
211		10.75		3.75	1
212		14.75		0	1
213		27	0.75	0	1
214		12	31	12	1
215		7		8	1
216		0.25		14	1
217		4	2	0.5	1
218		4		0.75	1
219		19		0.083	1
220		8	8.75	1	1
221		6		7	1
222		20	19.25	1	1
223		20		12	1
224		4	9	0.5	1
225		2	4.5	5.75	1
226		3		0	1
227		10	10	0.75	1
228		12	12	0	1
229		2.75	10.5	5.75	1
230		13	13	5.5	1
231		28	2	1	1
232		3		4.5	1
233		5.25		1	1
234		6	6	5	1
235		11.5	4	4	1
236		3		2	1
237		4	19	10	1
238		24		12	1
239		5		26	1
240		16		2	1
241		9	7	0	1
242		16	16	0.5	1
243		23.75		13.25	1
244		10		0	1
245		0		13	1
246		18	20	2	1
247		4.25		4.5	1
248		1.5		0	1
249		18.75		17	1
250		8.5	3.25	0	1
251		2		6.25	1
252		5.5	1.75	3.5	1
253		13		4	1
254		3.5	5.5	0.75	1
255		14		9.75	1
256		15		10	1
257		18		6	1
258		5	2.5	6	1
259		3	13.25	4	1
260		17	15	0.5	1
261		16.5		0	1
262		5.75		0	1
263		16		0	1
264		18		3	1
265		20		9	1
266		25		0	1
267		20		14	1
268		0.5	12	0	1
269		3	1.25	7	1
270		0	4	24	1
271		1.25		0.5	1
272		12	12	7	1
273		9.5		0	1
274		23.75	15	7	1
275		12		0	1
276		5.5		5.5	1
277		20	13	0	1
278		10	5.5	0	1
279		3		6.5	1
280		14.25		6	1
281		7.5		3.25	1
282		10		1	1
283		3		9	1
284		0		9	1
285		2.75	0.25	0	1
286		27.5		12	1
287		7	2.5	0	1
288		28	12	9	1
289		1.5	1.5	12	1
290		5.25	0	0	1
291		3		0	1
292		12.5		5	1
293		11		0	1
294		14		4	1
295		1.5		6	1
296		12	10	3	1
297		9	14.25	5	1
298		0.5	2.25	2.5	1
299		16		10	1
300		8		1	1
301		11.5	2.5	0	1
302		12.25	11	6.5	1
303		1	0.25	2	1
304		0	7.5	7.5	1
305		1.5		1.5	1
306		26.5	2.25	20	1
307		0.25		0	1
308		23		0	1
309		3.5	14	0	1
310		0	0.5	0	1
311		9		4	1
312		7		0	1
313		8	0.75	0	1
314		15		6	1
315		5	3.25	0	1
316		10.75		19	1
317		19.75		13	1
318		10	13.5	0	1
319		5		11	1
320		8.25		0	1
321		6	17.25	4	1
322		0	8	1.5	1
323		28	30	0	1
324		12		8.75	1
325		0.75		1.5	1
326		8.25	5	2	1
327		8		0	1
328		2		1.5	1
329		14		3.25	1
330		5	0	2	1
331		2		3	1
332		8.5	16.25	10	1
333		21	27	5	1
334		30		0	1
335		40		0	1
336		6	1.5	7	1
337		11		6	1
338		7	8	13	1
339		27	12.75	17	1
340		8.5		1.75	1
341		11	5	1.25	1
342		29		0	1
343		19	10	8	1
344		21		5	1
345		6		4.5	1
346		18		13	1
347		9	10	5	1
348		5.75		0	1
349		8		8.5	1
350		8	2	0	1
351		1.25	0	8	1
352		23		14	1
353		7	6	1.5	1
354		10		7	1
355		6		8.5	1
356		2.5		2	1
357		18		0	1
358		4.5		2	1
359		30	10	10	1
360		19		4.5	1
361		8	5	3	1
362		2.5		5	1
363		4		3	1
364		2.5		1.75	1
365		25		22.25	1
366		4.25	4	0	1
367		1.5	2	1.5	1
368		20.5		2.5	1
369		5		10	1
370		2.75		2.75	1
371		7	0	8	1
372		24		0	1
373		6	1	2.5	1
374		15		10	1
375		7	5	4	1
376		21		2.25	1
377		21	12	13	1
378		3.5	1	3	1
379		1.25		26	1
380		14		3	1
381		2		4	1
382		19.25	0	11	1
383		3.5		0	1
384		1		8	1
385		1.5		6	1
386		6.75		37.25	1
387		2.3	0	7	1
388		0.5		0	1
389		3.75		6	1
390		10		16	1
391		28.5	12	3.5	1
392		35	0	0	1
393		1	6	0.75	1
394		8		0	1
395		16		9	1
396		9		0	1
397		7.5	10	0	1
398		8		2	1
399		2		11	1
400		0		0	1
401		23	2	3	1
402		4		0	1
403		29		25	1
404		7		0	1
405		4	2	3.5	1
406		3		3	1
407		20		10	1
408		0		2.5	1
409		5	0	0	1
410		13.5		0	1
411		9.25	0	5	1
412		8.5		6	1
413		14	10	2	1
414		11.5		1.75	1
415		14.25		6	1
416		13		2	1
417		23		0	1
418		5		1.5	1
419		8		1	1
420		2.25	20	5	1
421		14.25	7	1.5	1
422		8.75	10	9	1
423		5		0.5	1
424		11		23	1
425		11	15	3	1
426		13	5	8	1
427		13.25	4.25	0	1
428		4	6	3	1
429		8.5	0.5	6.25	1
430		18		11	1
431		4	1.5	1.5	1
432		2	0	0	1
433		3.75	3.5	8	1
434		25	20	20	1
435		0.1	17	18	1
436		17		5	1
437		3		0	1
438		6		13.5	1
439		13.5		0	1
440		0	19.75	7	1
441		13		2	1
442		0		4.5	1
443		26		2	1
444		12	12	2	1
445		3		1	1
446		1.5		3.25	1
447		11.5		8	1
448		0		0	1
449		3		7	1
450		33		4	1
451		0.5		0	1
452		7.5		3.75	1
453		1	27	3	1
454		8		5	1
455		7	1.25	0	1
456		7.75	11.75	4	1
457		18	3	2	1
458		16.25	2.5	14.25	1
459		6		5	1
460		12	10.25	5.25	1
461		4		0	1
462		2		12	1
463		11	14	1	1
464		1		0	1
465		0.75		0.25	1
466		3	3	6	1
467		0		2.5	1
468		4.75		4	1
469		2.25	6.25	2	1
470		4	0.5	12	1
471		6	1	7	1
472		10.75		12	1
473		2.25		13	1
474		5.5	0.5	0	1
475		15.5	23.5	0	1
476		4		0	1
477		8		0	1
478		13		3	1
479		15		0	1
480		0	0.25	0	1
481		18	0.25	10	1
482		0.5		0	1
483		17	21	9.25	1
484		4		5	1
485		21	10.25	6.5	1
486		19		7.25	1
487		6	3.25	0	1
488		2.5	7.25	0	1
489		0.75		2.5	1
490		30	8	0	1
491		5.25	5	17	1
492		8.25		5	1
493		11		0	1
494		5	1.75	5	1
495		11		0	1
496		24	4	24	1
497		14.25	0	0	1
498		1.25		0	1
499		3		2	1
500		3.25	3.25	0	1
501		6		0.083	1
502		9.75	0	9.5	1
503		16		18.5	1
504		3.25		0	1
505		3	9	0	1
506		4		2.75	1
507		0.25		0.25	1
508		11.5		11	1
509		12		5	1
510		15		25	1
511		1	1.5	5.25	1
512		7.5	7	7	1
513		34	6	3	1
514		2.25		1.5	1
515		1.5		7	1
516		12		0	1
517		4.25	2.25	0	1
518		16.25		8.5	1
519		4	4	7	1
520		1		16	1
521		5		5	1
522		18	8	4	1
523		12.75		8	1
524		9.5	3	1	1
525		4	2	3.25	1
526		9		4	1
527		5.5		1	1
528		2.5		16.5	1
529		9	8	6	1
530		2.5	23.25	4.5	1
531		8		2.75	1
532		4	13	12	1
533		29	7	4	1
534		22		12.5	1
535		14	13	9	1
536		14		0	1
537		4		0	1
538		25		22	1
539		0		5.25	1
540		16		7	1
541		2.5	2.25	0	1
542		6		1	1
543		0.25		0	1
544		1		1.75	1
545		5.75		0	1

	85	86	87	88	89	90	91	92	93	94	95	96
	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines
1		766
2		785
3		740
4		781
5		763
6		794
7		786
8		754
9		758
10		742
11		768
12		809
13		787
14		805
15		777
16		804
17		778
18		799
19		741
20		707
21		761
22		746
23		724
24		753
25		769
26		804
27		789
28		730
29		793
30		798
31		780
32		790
33		775
34		759
35		760
36		760
37		775
38		731
39		767
40		733
41		773
42		763
43		709
44		732
45		771
46		801
47		789
48		723
49		755
50		791
51		786
52		781
53		742
54		752
55		832
56		738
57		776
58		766
59		798
60		769
61		776
62		794
63		766
64		747
65		710
66		763
67		745
68		754
69		759
70		787
71		791
72		780
73		792
74		787
75		733
76		770
77		761
78		767
79		751
80		794
81		787
82		775
83		785
84		790
85		777
86		755
87		775
88		791
89		781
90		770
91		773
92		788
93		790
94		758
95		764
96		746
97		753
98		737
99		804
100		753
101		794
102		740
103		763
104		811
105		751
106		787
107		761
108		745
109		792
110		769
111		809
112		759
113		786
114		794
115		753
116		722
117		780
118		779
119		727
120		745
121		774
122		780
123		739
124		769
125		772
126		731
127		785
128		743
129		760
130		801
131		739
132		766
133		763
134		726
135		808
136		801
137		779
138		739
139		764
140		731
141		719
142		720
143		763
144		765
145		750
146		777
147		785
148		793
149		702
150		782
151		797
152		788
153		709
154		777
155		795
156		777
157		799
158		759
159		800
160		731
161		768
162		761
163		790
164		753
165		763
166		803
167		773
168		773
169		806
170		806
171		801
172		778
173		737
174		768
175		701
176		738
177		757
178		789
179		774
180		758
181		750
182		744
183		773
184		741
185		745
186		809
187		774
188		776
189		781
190		791
191		743
192		771
193		762
194		808
195		779
196		772
197		795
198		787
199		774
200		782
201		743
202		730
203		790
204		801
205		798
206		720
207		788
208		748
209		771
210		722
211		762
212		768
213		713
214		790
215		750
216		789
217		776
218		757
219		771
220		760
221		811
222		794
223		777
224		799
225		728
226		801
227		762
228		760
229		787
230		783
231		709
232		754
233		700
234		776
235		773
236		806
237		774
238		802
239		742
240		809
241		792
242		783
243		784
244		771
245		736
246		771
247		786
248		805
249		782
250		782
251		727
252		798
253		809
254		781
255		740
256		796
257		740
258		751
259		786
260		756
261		784
262		806
263		778
264		770
265		802
266		775
267		770
268		793
269		771
270		781
271		788
272		775
273		781
274		743
275		793
276		792
277		782
278		772
279		790
280		771
281		749
282		770
283		704
284		768
285		765
286		790
287		743
288		741
289		792
290		788
291		797
292		793
293		793
294		767
295		792
296		787
297		735
298		737
299		723
300		769
301		785
302		789
303		782
304		783
305		797
306		799
307		773
308		788
309		801
310		740
311		776
312		782
313		797
314		801
315		779
316		796
317		756
318		762
319		700
320		800
321		760
322		807
323		784
324		793
325		804
326		733
327		744
328		775
329		764
330		773
331		759
332		802
333		728
334		796
335		776
336		775
337		768
338		789
339		729
340		798
341		759
342		802
343		777
344		783
345		789
346		734
347		782
348		805
349		802
350		747
351		736
352		734
353		785
354		755
355		794
356		815
357		777
358		795
359		791
360		782
361		754
362		789
363		777
364		775
365		752
366		740
367		797
368		795
369		773
370		813
371		801
372		805
373		772
374		745
375		733
376		790
377		808
378		789
379		758
380		731
381		804
382		773
383		784
384		795
385		802
386		794
387		800
388		800
389		739
390		806
391		793
392		798
393		776
394		775
395		723
396		763
397		800
398		776
399		756
400		785
401		763
402		734
403		756
404		780
405		784
406		787
407		785
408		774
409		789
410		775
411		791
412		773
413		707
414		778
415		781
416		806
417		743
418		787
419		788
420		788
421		787
422		777
423		706
424		812
425		790
426		793
427		783
428		794
429		734
430		804
431		746
432		776
433		791
434		801
435		770
436		796
437		721
438		802
439		777
440		793
441		801
442		787
443		772
444		788
445		781
446		779
447		765
448		790
449		710
450		753
451		769
452		713
453		708
454		798
455		746
456		732
457		750
458		773
459		808
460		737
461		787
462		773
463		773
464		800
465		793
466		755
467		796
468		780
469		759
470		722
471		772
472		781
473		782
474		777
475		776
476		769
477		801
478		738
479		780
480		781
481		775
482		782
483		785
484		770
485		772
486		795
487		765
488		772
489		789
490		771
491		783
492		768
493		786
494		762
495		779
496		803
497		788
498		778
499		773
500		726
501		766
502		786
503		771
504		771
505		770
506		796
507		777
508		796
509		786
510		764
511		761
512		751
513		733
514		732
515		783
516		790
517		700
518		780
519		732
520		745
521		759
522		783
523		736
524		780
525		794
526		766
527		772
528		729
529		771
530		753
531		806
532		779
533		808
534		810
535		730
536		784
537		767
538		785
539		748
540		739
541		757
542		761
543		797
544		796
545		770

	97	98	99	100	101	102	103	104
	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income
1		000000000000			191305.41	2749.13	0.00	0.00
2		000000000000			9743.67	0.00	0.00	0.00
3		000000000000			8412.00	11178.00	0.00	0.00
4		000000000000			12500.00	0.00	181.66	0.00
5		000000000000			138473.75		0.00
6		000000000000			14643.21	4401.10	0.00	0.00
7		000000000000			11383.71	0.00	0.00	0.00
8		000000000000			10457.20		0.00
9		000000000000			9790.16	9526.08	0.00	0.00
10		000000000000			12875.00	12638.88	0.00	0.00
11		000000000000			15698.17	10580.33	0.00	0.00
12		000000000000			11686.57	0.00	0.00	0.00
13		000000000000			16573.20	9668.00	0.00	2098.08
14		000000000000			7583.32		12016.65
15		000000000000			8225.00		0.00
16		000000000000			1723.89	7855.47	0.00	0.00
17		000000000000			18333.33		0.00
18		000000000000			20456.58		0.00
19		000000000000			22283.66	15783.66	0.00	0.00
20		000000000000			15652.17		0.00
21		000000000000			11000.00	7500.00	419.17	0.00
22		000000000000			19734.20		0.00
23		000000000000			9801.39	4305.13	0.00	0.00
24		000000000000			0.00		30051.79
25		000000000000			17058.34	12500.00	0.00	0.00
26		000000000000			13934.02	3325.94	0.00	0.00
27		000000000000			15000.00		0.00
28		000000000000			18907.00	7583.33	0.00	0.00
29		000000000000			4849.77	2217.50	6277.19	4423.32
30		000000000000			20841.17	0.00	0.00	0.00
31		000000000000			21665.00	8606.09	0.00	0.00
32		000000000000			15220.25	0.00	0.00	0.00
33		000000000000			105401.37		0.00
34		000000000000			14041.67	11518.43	0.00	0.00
35		000000000000			26647.33		0.00
36		000000000000			37500.75		0.00
37		000000000000			13910.00	5524.06	0.00	0.00
38		000000000000			14972.75	0.00	1169.34	0.00
39		000000000000			0.00	18166.00	0.00	0.00
40		000000000000			9222.50		0.00
41		000000000000			21415.33	0.00	0.00	0.00
42		000000000000			10678.50		1450.05
43		000000000000			7108.33	11668.80	0.00	0.00
44		000000000000			23630.41	0.00	0.00	0.00
45		000000000000			23390.93		0.00
46		000000000000			12533.34	9291.66	0.00	0.00
47		000000000000			47346.96	0.00	0.00	0.00
48		000000000000			14026.13		0.00
49		000000000000			14496.50	2912.82	0.00	0.00
50		000000000000			13433.33	7507.07	0.00	0.00
51		000000000000			31697.83		0.00
52		000000000000			25000.00	0.00	0.00	0.00
53		000000000000			50519.64		0.00
54		000000000000			6803.25	6486.35	0.00	3422.14
55		000000000000			10376.16		0.00
56		000000000000			53495.08		0.00
57		000000000000			12712.95	0.00	0.00	0.00
58		000000000000			6959.81	4583.32	1105.42	0.00
59		000000000000			8901.20		0.00
60		000000000000			14234.34		1475.37
61		000000000000			13369.33	0.00	0.00	0.00
62		000000000000			13000.00	0.00	0.00	0.00
63		000000000000			13375.01	7690.40	0.00	0.00
64		000000000000			19166.68	0.00	0.00	0.00
65		000000000000			0.00		25818.00
66		000000000000			17666.67	0.00	4166.67	0.00
67		000000000000			11346.12	6764.33	0.00	0.00
68		000000000000			13066.67	0.00	0.00	0.00
69		000000000000			26095.00	0.00	0.00	0.00
70		000000000000			10833.44		1333.33
71		000000000000			13893.00	0.00	0.00	0.00
72		000000000000			12871.06	2910.58	0.00	0.00
73		000000000000			10666.42	0.00	0.00	0.00
74		000000000000			12346.77	2863.42	0.00	0.00
75		000000000000			15970.63	0.00	0.00	0.00
76		000000000000			25045.75		0.00
77		000000000000			4981.00	8650.56	0.00	0.00
78		000000000000			24149.67	0.00	0.00	0.00
79		000000000000			13473.91		0.00
80		000000000000			23671.33	0.00	0.00	0.00
81		000000000000			12941.67	10035.83	0.00	0.00
82		000000000000			15083.36	0.00	0.00	0.00
83		000000000000			23436.40		0.00
84		000000000000			0.00	2350.92	62662.67	0.00
85		000000000000			27667.50	0.00	0.00	0.00
86		000000000000			24087.51	0.00	0.00	0.00
87		000000000000			60667.37	0.00	0.00	0.00
88		000000000000			13572.00	0.00	0.00	0.00
89		000000000000			12874.92	4081.05	0.00	0.00
90		000000000000			11558.76	0.00	0.00	0.00
91		000000000000			12032.08	0.00	0.00	0.00
92		000000000000			13000.00	2782.87	0.00	0.00
93		000000000000			12850.00	22375.62	0.00	0.00
94		000000000000			15582.67	0.00	0.00	0.00
95		000000000000			35000.00	0.00	0.00	0.00
96		000000000000			16310.58		0.00
97		000000000000			11549.30	6080.77	0.00	0.00
98		000000000000			8791.96	0.00	4587.21	0.00
99		000000000000			11847.33	0.00	0.00	0.00
100		000000000000			6000.00	13029.34	0.00	0.00
101		000000000000			12518.08		0.00
102		000000000000			11823.38	4166.67	0.00	0.00
103		000000000000			12694.03	10119.20	0.00	0.00
104		000000000000			29791.66		0.00
105		000000000000			16368.23		0.00
106		000000000000			12644.14	0.00	0.00	0.00
107		000000000000			9387.95	6849.72	0.00	0.00
108		000000000000			17960.66		0.00
109		000000000000			6666.67	4117.37	0.00	0.00
110		000000000000			83639.46	0.00	0.00	0.00
111		000000000000			41832.08	0.00	0.00	0.00
112		000000000000			12250.00	3642.83	0.00	0.00
113		000000000000			30000.00	0.00	0.00	0.00
114		000000000000			30516.00	0.00	0.00	0.00
115		000000000000			12321.78	34062.88	2427.21	0.00
116		000000000000			18695.58	0.00	10263.17	0.00
117		000000000000			12500.00	0.00	8122.08	0.00
118		000000000000			25000.00		0.00
119		000000000000			16666.66	0.00	48622.55	0.00
120		000000000000			13875.67		0.00
121		000000000000			8666.67	11256.27	0.00	0.00
122		000000000000			6791.69	13666.66	0.00	0.00
123		000000000000			18089.95		0.00
124		000000000000			13666.67	9846.53	0.00	0.00
125		000000000000			14580.88		0.00
126		000000000000			6029.44	7394.40	0.00	0.00
127		000000000000			15194.40		0.00
128		000000000000			43007.29		0.00
129		000000000000			62500.00	0.00	0.00	0.00
130		000000000000			16110.79		0.00
131		000000000000			27083.34	0.00	0.00	0.00
132		000000000000			23244.04	0.00	0.00	0.00
133		000000000000			43339.93	0.00	0.00	0.00
134		000000000000			28005.96		0.00
135		000000000000			23978.11	0.00	0.00	0.00
136		000000000000			20638.54	3213.67	0.00	0.00
137		000000000000			13426.68	3625.01	0.00	0.00
138		000000000000			17916.68	10833.34	0.00	0.00
139		000000000000			31250.00		0.00
140		000000000000			17500.00		0.00
141		000000000000			7233.55	5668.50	0.00	0.00
142		000000000000			0.00	0.00	52229.33	0.00
143		000000000000			16333.34	0.00	0.00	0.00
144		000000000000			0.00		41325.19
145		000000000000			16250.00	0.00	12814.68	0.00
146		000000000000			26927.32	0.00	12500.00	0.00
147		000000000000			33333.94	0.00	0.00	0.00
148		000000000000			43608.00	0.00	0.00	0.00
149		000000000000			17055.42	12327.26	0.00	0.00
150		000000000000			11230.17	11832.42	0.00	0.00
151		000000000000			6560.67	2548.00	0.00	0.00
152		000000000000			15000.01	9605.00	0.00	0.00
153		000000000000			16666.67	0.00	35934.95	0.00
154		000000000000			14889.33	10790.76	0.00	0.00
155		000000000000			14666.67	0.00	0.00	0.00
156		000000000000			16727.00	13923.33	0.00	0.00
157		000000000000			22649.03	0.00	0.00	0.00
158		000000000000			21392.00	0.00	0.00	0.00
159		000000000000			34162.27		0.00
160		000000000000			8099.07	0.00	4284.71	0.00
161		000000000000			68892.81	0.00	0.00	0.00
162		000000000000			12333.34	10000.00	0.00	0.00
163		000000000000			8666.66	8666.66	0.00	0.00
164		000000000000			25000.00		0.00
165		000000000000			58333.00		0.00
166		000000000000			24480.83	0.00	0.00	0.00
167		000000000000			17380.12	8750.00	0.00	0.00
168		000000000000			23513.08		0.00
169		000000000000			5666.66	8575.00	0.00	0.00
170		000000000000			1754.50		20000.00
171		000000000000			50000.00	0.00	0.00	0.00
172		000000000000			33141.67	0.00	0.00	0.00
173		000000000000			13333.33	6418.40	0.00	11075.56
174		000000000000			50780.16	0.00	0.00	0.00
175		000000000000			8937.50		2532.46
176		000000000000			56346.05		0.00
177		000000000000			10449.52		0.00
178		000000000000			18916.67	0.00	28603.75	0.00
179		000000000000			17288.14		0.00
180		000000000000			65264.75		0.00
181		000000000000			191944.91	0.00	0.00	0.00
182		000000000000			21354.00	12384.34	0.00	0.00
183		000000000000			60881.58		0.00
184		000000000000			1387.34		29677.65
185		000000000000			40025.83	0.00	0.00	0.00
186		000000000000			22500.00		112130.92
187		000000000000			65456.00		0.00
188		000000000000			136985.00		0.00
189		000000000000			65840.84	0.00	0.00	0.00
190		000000000000			0.00	33581.00	0.00	0.00
191		000000000000			37315.97	3328.93	0.00	0.00
192		000000000000			92983.25		0.00
193		000000000000			153782.81		0.00
194		000000000000			40384.62		0.00
195		000000000000			40103.25		0.00
196		000000000000			20781.00		0.00
197		000000000000			8333.33		45046.03
198		000000000000			16415.46	13008.25	0.00	0.00
199		000000000000			14583.34	0.00	24683.33	0.00
200		000000000000			34666.67		26167.67
201		000000000000			23487.79	7500.13	0.00	0.00
202		000000000000			31964.92		0.00
203		000000000000			41666.66	7883.20	0.00	0.00
204		000000000000			62500.00	0.00	40753.81	0.00
205		000000000000			30000.00	14375.00	0.00	0.00
206		000000000000			10833.33	12000.00	0.00	0.00
207		000000000000			0.00	68417.41	0.00	0.00
208		000000000000			36656.67		0.00
209		000000000000			110000.00	0.00	25000.00	0.00
210		000000000000			0.00		62521.23
211		000000000000			25458.32		0.00
212		000000000000			28842.84	0.00	4664.88	0.00
213		000000000000			5000.00	0.00	41682.00	0.00
214		000000000000			39837.73	8181.49	0.00	0.00
215		000000000000			27083.33	0.00	0.00	0.00
216		000000000000			33333.33	0.00	0.00	0.00
217		000000000000			12761.05	12703.23	0.00	0.00
218		000000000000			22021.00		0.00
219		000000000000			98030.33		0.00
220		000000000000			13173.00	11758.00	0.00	0.00
221		000000000000			37083.35		0.00
222		000000000000			25833.33	4796.00	0.00	0.00
223		000000000000			20843.33		7145.74
224		000000000000			23200.47	6950.42	16023.58	0.00
225		000000000000			12623.42	7052.69	4588.11	10845.03
226		000000000000			21750.00		0.00
227		000000000000			29312.83	10428.71	0.00	0.00
228		000000000000			39936.92	0.00	0.00	0.00
229		000000000000			2254.08	14416.67	0.00	208.33
230		000000000000			15421.46	23828.51	0.00	0.00
231		000000000000			14944.08	0.00	962.75	0.00
232		000000000000			14583.33	0.00	89950.15	0.00
233		000000000000			49781.67	0.00	0.00	0.00
234		000000000000			21160.53	0.00	0.00	0.00
235		000000000000			20102.84	1616.67	0.00	0.00
236		000000000000			16666.66		24227.22
237		000000000000			19936.08	14975.00	0.00	0.00
238		000000000000			24634.00	0.00	0.00	0.00
239		000000000000			27733.33	0.00	9925.00	0.00
240		000000000000			31737.34		0.00
241		000000000000			16749.00	0.00	0.00	0.00
242		000000000000			9930.54	10193.96	0.00	0.00
243		000000000000			17769.33		0.00
244		000000000000			16666.66		13072.92
245		000000000000			12618.00		0.00
246		000000000000			27955.83	11000.00	0.00	0.00
247		000000000000			29696.58	0.00	0.00	0.00
248		000000000000			37500.00		0.00
249		000000000000			87453.02	0.00	0.00	0.00
250		000000000000			9028.93	9902.53	0.00	0.00
251		000000000000			28407.00		0.00
252		000000000000			18633.34	15250.00	0.00	0.00
253		000000000000			13271.89		0.00
254		000000000000			7397.13	9664.60	0.00	0.00
255		000000000000			62500.01	0.00	0.00	0.00
256		000000000000			38262.25	0.00	0.00	0.00
257		000000000000			18319.05	0.00	0.00	0.00
258		000000000000			14591.66	12083.33	0.00	0.00
259		000000000000			14942.00	2558.00	0.00	0.00
260		000000000000			14500.00	5000.00	0.00	2397.96
261		000000000000			45509.50		0.00
262		000000000000			19769.69		0.00
263		000000000000			12500.00		30733.99
264		000000000000			26308.27		657.71
265		000000000000			20416.67	0.00	8367.71	0.00
266		000000000000			17818.67		11523.41
267		000000000000			25154.46		0.00
268		000000000000			0.00	16528.00	0.00	8354.00
269		000000000000			22525.01	10625.02	0.00	0.00
270		000000000000			0.00	13799.92	2649.40	0.00
271		000000000000			15724.95	0.00	0.00	0.00
272		000000000000			16118.07	16118.07	0.00	0.00
273		000000000000			13226.17	0.00	0.00	0.00
274		000000000000			11445.96	7787.00	0.00	0.00
275		000000000000			13142.28	831.70	14629.00	0.00
276		000000000000			24248.75	0.00	0.00	0.00
277		000000000000			24650.08	0.00	0.00	0.00
278		000000000000			14121.58	8333.33	0.00	7550.50
279		000000000000			46203.79		0.00
280		000000000000			13502.66		0.00
281		000000000000			14583.34		9166.66
282		000000000000			15016.26	0.00	23445.81	0.00
283		000000000000			26288.71	0.00	5682.00	0.00
284		000000000000			0.00		58699.70
285		000000000000			15166.66	7916.66	0.00	0.00
286		000000000000			3201.10		9115.88
287		000000000000			9423.29	7260.42	0.00	5045.80
288		000000000000			15589.96	9251.72	0.00	0.00
289		000000000000			17655.73	17678.27	0.00	0.00
290		000000000000			5331.73	0.00	13425.12	0.00
291		000000000000			20000.00		0.00
292		000000000000			38862.50	0.00	0.00	0.00
293		000000000000			25405.50		0.00
294		000000000000			45650.16		0.00
295		000000000000			95951.45		0.00
296		000000000000			16250.00	0.00	0.00	0.00
297		000000000000			4459.00	12383.55	0.00	0.00
298		000000000000			19741.67	15000.00	0.00	0.00
299		000000000000			20242.72		0.00
300		000000000000			75804.75		0.00
301		000000000000			10662.16	23333.50	0.00	0.00
302		000000000000			24166.66	18666.66	0.00	0.00
303		000000000000			12083.33	8333.33	0.00	0.00
304		000000000000			0.00	13000.00	0.00	19793.83
305		000000000000			17916.67		0.00
306		000000000000			12407.85	9354.75	0.00	0.00
307		000000000000			66666.66	0.00	0.00	0.00
308		000000000000			31240.39		0.00
309		000000000000			14724.66	6638.66	0.00	0.00
310		000000000000			0.00	21561.67	0.00	0.00
311		000000000000			13390.00		2757.21
312		000000000000			12603.09		0.00
313		000000000000			8953.04	7500.00	0.00	0.00
314		000000000000			32831.24	0.00	0.00	0.00
315		000000000000			13666.68	10583.33	0.00	0.00
316		000000000000			47164.00	0.00	0.00	0.00
317		000000000000			18750.00	0.00	11286.30	0.00
318		000000000000			11335.30	7000.00	0.00	11345.99
319		000000000000			17000.00		0.00
320		000000000000			20833.33		60866.67
321		000000000000			16760.14	6025.07	0.00	0.00
322		000000000000			8749.99	11516.91	0.00	0.00
323		000000000000			5442.38	10683.34	0.00	1995.83
324		000000000000			22083.33	0.00	8943.27	0.00
325		000000000000			17083.32	0.00	0.00	0.00
326		000000000000			13541.67	16666.68	0.00	0.00
327		000000000000			16666.68		7941.00
328		000000000000			10465.00	6000.00	0.00	0.00
329		000000000000			33333.32	0.00	0.00	0.00
330		000000000000			23333.34	0.00	0.00	0.00
331		000000000000			13750.00	0.00	0.00	0.00
332		000000000000			12088.33	7221.79	0.00	0.00
333		000000000000			0.00	6459.69	6000.00	0.00
334		000000000000			24257.08		0.00
335		000000000000			45353.90	0.00	0.00	0.00
336		000000000000			14534.00	11645.83	0.00	0.00
337		000000000000			49952.67		0.00
338		000000000000			12695.33	0.00	9644.61	0.00
339		000000000000			11520.82	8299.17	0.00	0.00
340		000000000000			9869.00		1190.00
341		000000000000			13500.40	22787.85	0.00	0.00
342		000000000000			21269.63	0.00	0.00	0.00
343		000000000000			27368.09	39924.96	0.00	0.00
344		000000000000			11142.08		72291.67
345		000000000000			30460.42		0.00
346		000000000000			20755.65	0.00	0.00	0.00
347		000000000000			10400.00	9999.00	0.00	0.00
348		000000000000			7708.33		4865.69
349		000000000000			12828.00		0.00
350		000000000000			12873.72	13775.00	0.00	0.00
351		000000000000			17083.00	0.00	0.00	0.00
352		000000000000			15752.34	0.00	0.00	0.00
353		000000000000			8649.54	5405.82	7917.09	0.00
354		000000000000			19941.26	1355.80	0.00	0.00
355		000000000000			50934.41	0.00	0.00	0.00
356		000000000000			16242.88		4671.54
357		000000000000			15614.00		6868.39
358		000000000000			18677.92	0.00	0.00	0.00
359		000000000000			16566.39	0.00	0.00	0.00
360		000000000000			17015.16		0.00
361		000000000000			13102.27	2136.65	0.00	0.00
362		000000000000			29466.67	0.00	0.00	0.00
363		000000000000			25875.00	0.00	0.00	0.00
364		000000000000			17702.46		9216.15
365		000000000000			35000.00	0.00	0.00	0.00
366		000000000000			10752.71	10416.67	0.00	0.00
367		000000000000			17902.79	0.00	0.00	0.00
368		000000000000			9476.58		1275.99
369		000000000000			1972.00	0.00	36813.42	0.00
370		000000000000			15000.00		0.00
371		000000000000			50000.00	0.00	0.00	0.00
372		000000000000			16666.65	0.00	4135.70	0.00
373		000000000000			13139.33	0.00	0.00	0.00
374		000000000000			5811.87		6761.33
375		000000000000			16385.25	5551.90	452.58	0.00
376		000000000000			15807.94		0.00
377		000000000000			32287.69	11937.84	0.00	0.00
378		000000000000			13332.17	1350.00	0.00	0.00
379		000000000000			10729.18		425.09
380		000000000000			13336.00		0.00
381		000000000000			11833.34		0.00
382		000000000000			76687.54	0.00	0.00	0.00
383		000000000000			14583.83		10728.54
384		000000000000			11594.17	0.00	0.00	0.00
385		000000000000			23402.53		0.00
386		000000000000			8581.93		0.00
387		000000000000			14825.00	0.00	0.00	0.00
388		000000000000			11666.67		0.00
389		000000000000			12370.14	0.00	0.00	0.00
390		000000000000			12468.23	0.00	0.00	0.00
391		000000000000			12453.41	5565.33	0.00	0.00
392		000000000000			23333.33	0.00	0.00	0.00
393		000000000000			15333.33	2221.13	0.00	0.00
394		000000000000			21245.23		0.00
395		000000000000			8924.45		2209.71
396		000000000000			17925.42		0.00
397		000000000000			12028.00	2960.00	2124.00	0.00
398		000000000000			21885.84	0.00	0.00	0.00
399		000000000000			21461.66		3541.67
400		000000000000			940.75	2145.70	1583.50	5230.04
401		000000000000			12886.41	5769.83	0.00	0.00
402		000000000000			20833.33		31449.25
403		000000000000			8077.54	0.00	2008.44	0.00
404		000000000000			16496.26	0.00	0.00	0.00
405		000000000000			41231.02	0.00	0.00	0.00
406		000000000000			16089.54		0.00
407		000000000000			11776.28	0.00	0.00	0.00
408		000000000000			11665.81		0.00
409		000000000000			11432.50	0.00	0.00	0.00
410		000000000000			16250.00	0.00	0.00	0.00
411		000000000000			18168.00	0.00	0.00	0.00
412		000000000000			19166.66	0.00	0.00	0.00
413		000000000000			7003.33	4999.99	1666.66	0.00
414		000000000000			15000.00		0.00
415		000000000000			13166.66	0.00	0.00	0.00
416		000000000000			6226.20	0.00	3500.94	0.00
417		000000000000			22916.67		18750.00
418		000000000000			10000.00		16204.92
419		000000000000			25613.83		0.00
420		000000000000			6695.40	6801.16	0.00	0.00
421		000000000000			9360.09	15416.68	0.00	0.00
422		000000000000			19166.66	0.00	0.00	0.00
423		000000000000			12499.93		0.00
424		000000000000			16666.67	0.00	0.00	0.00
425		000000000000			14133.07	12500.00	0.00	0.00
426		000000000000			0.00	5281.00	9173.76	0.00
427		000000000000			15416.66	13345.21	0.00	0.00
428		000000000000			10833.33	16751.29	0.00	0.00
429		000000000000			10833.33	3333.33	0.00	0.00
430		000000000000			27517.45		0.00
431		000000000000			17284.54	0.00	0.00	0.00
432		000000000000			11996.92	8666.67	0.00	0.00
433		000000000000			13333.33	13835.00	0.00	0.00
434		000000000000			12658.39	1677.70	0.00	0.00
435		000000000000			0.00	10290.45	27.46	0.00
436		000000000000			8462.04		0.00
437		000000000000			24359.51		13985.89
438		000000000000			18557.87	0.00	0.00	0.00
439		000000000000			14166.67		0.00
440		000000000000			0.00	14405.73	0.00	0.00
441		000000000000			12144.84	0.00	0.00	0.00
442		000000000000			12495.67	0.00	0.00	0.00
443		000000000000			9750.00		0.00
444		000000000000			14583.33	3750.00	0.00	0.00
445		000000000000			18750.00		0.00
446		000000000000			16666.66	0.00	0.00	0.00
447		000000000000			17510.00		0.00
448		000000000000			20833.33	0.00	0.00	0.00
449		000000000000			0.00		16252.41
450		000000000000			10473.00	0.00	28000.00	0.00
451		000000000000			10416.67		0.00
452		000000000000			26666.67	0.00	0.00	0.00
453		000000000000			7117.41	10211.59	0.00	0.00
454		000000000000			20833.32	0.00	0.00	0.00
455		000000000000			13244.34	9375.00	0.00	0.00
456		000000000000			6249.99	6546.80	4906.00	0.00
457		000000000000			29583.33	833.33	0.00	0.00
458		000000000000			15000.00	5000.67	0.00	3791.67
459		000000000000			15000.00		0.00
460		000000000000			11134.92	0.00	0.00	0.00
461		000000000000			11949.69	0.00	11500.00	0.00
462		000000000000			48229.42	0.00	0.00	0.00
463		000000000000			7391.33	20500.00	0.00	0.00
464		000000000000			1971.66		22897.87
465		000000000000			19166.68		0.00
466		000000000000			1378.87	2799.33	15047.04	0.00
467		000000000000			15416.65	0.00	0.00	0.00
468		000000000000			20833.34	0.00	0.00	0.00
469		000000000000			9166.66	23504.16	0.00	0.00
470		000000000000			12719.58	15833.33	0.00	0.00
471		000000000000			8668.00	16498.00	0.00	0.00
472		000000000000			20949.86	0.00	0.00	0.00
473		000000000000			15000.01		0.00
474		000000000000			10903.93	4583.33	0.00	0.00
475		000000000000			17083.33	3704.87	0.00	0.00
476		000000000000			32916.67	0.00	0.00	0.00
477		000000000000			30544.42		0.00
478		000000000000			15387.49	0.00	0.00	0.00
479		000000000000			15808.00		0.00
480		000000000000			0.00	17725.16	0.00	0.00
481		000000000000			3066.00	6093.12	0.00	0.00
482		000000000000			13333.34		1315.92
483		000000000000			18749.43	17409.64	0.00	0.00
484		000000000000			9633.93	0.00	0.00	0.00
485		000000000000			12152.40	5498.13	0.00	0.00
486		000000000000			40438.92	0.00	0.00	0.00
487		000000000000			0.00	15983.00	0.00	0.00
488		000000000000			23483.34	12512.50	0.00	0.00
489		000000000000			13333.33		0.00
490		000000000000			23197.65	4182.40	5460.76	0.00
491		000000000000			14286.67	0.00	0.00	0.00
492		000000000000			31437.83	0.00	0.00	0.00
493		000000000000			33333.33		0.00
494		000000000000			17939.82	8333.34	0.00	0.00
495		000000000000			17083.33		5012.41
496		000000000000			13246.94	14951.76	0.00	0.00
497		000000000000			10914.80	0.00	2768.62	0.00
498		000000000000			16092.66		0.00
499		000000000000			14947.92	0.00	3966.42	0.00
500		000000000000			12500.00	0.00	0.00	0.00
501		000000000000			16929.00		0.00
502		000000000000			25910.24	0.00	1723.18	0.00
503		000000000000			46068.00	0.00	0.00	0.00
504		000000000000			9374.00	0.00	0.00	5685.00
505		000000000000			9738.83	8333.34	0.00	0.00
506		000000000000			16443.08	0.00	0.00	0.00
507		000000000000			16666.67		0.00
508		000000000000			19166.66		0.00
509		000000000000			14900.17		0.00
510		000000000000			44527.38	0.00	0.00	0.00
511		000000000000			7063.91	4866.76	0.00	0.00
512		000000000000			17411.42	8008.90	0.00	0.00
513		000000000000			10923.83	1950.00	0.00	0.00
514		000000000000			18750.00		0.00
515		000000000000			14333.54		0.00
516		000000000000			8333.33	0.00	5250.00	0.00
517		000000000000			9702.79	10320.00	0.00	0.00
518		000000000000			11250.01		0.00
519		000000000000			11536.54	333.33	0.00	0.00
520		000000000000			20974.98	0.00	0.00	0.00
521		000000000000			33333.34		0.00
522		000000000000			9013.33	5289.26	0.00	0.00
523		000000000000			15833.32		0.00
524		000000000000			10208.34	8230.91	0.00	0.00
525		000000000000			6566.24	12083.34	0.00	0.00
526		000000000000			16638.00	0.00	0.00	0.00
527		000000000000			11489.14	0.00	0.00	0.00
528		000000000000			18400.00		0.00
529		000000000000			11158.34	10666.93	0.00	0.00
530		000000000000			7338.93	15118.17	0.00	0.00
531		000000000000			12491.68	0.00	0.00	0.00
532		000000000000			3422.72	5144.74	2369.00	0.00
533		000000000000			13596.00	1075.57	0.00	0.00
534		000000000000			11463.80		0.00
535		000000000000			6879.83	2991.00	5328.92	0.00
536		000000000000			25000.00		0.00
537		000000000000			12500.00	0.00	0.00	0.00
538		000000000000			8319.83	6220.85	0.00	0.00
539		000000000000			5276.72	6288.08	0.00	0.00
540		000000000000			13665.12	0.00	0.00	0.00
541		000000000000			10265.66	2833.33	0.00	0.00
542		000000000000			9729.17	0.00	0.00	0.00
543		000000000000			9000.00		0.00
544		000000000000			10617.79	0.00	0.00	0.00
545		000000000000			22500.01		0.00

	105	106	107	108	109	110	111	112	113
	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification
1	194054.54	194054.54	1	5		3		4
2	9743.67	9743.67	1	5		3		4
3	19590.00	19590.00	1	5		3		4
4	12500.00	12681.66	1	5		3		4
5	138473.75	138473.75	1	5		3		4
6	19044.31	19044.31	1	5		3		4
7	11383.71	11383.71	1	5		3		4
8	10457.20	10457.20	1	5		3		4
9	19316.24	19316.24	1	5		3		4
10	25513.88	25513.88	1	5		3		4
11	26278.50	26278.50	1	5		3		4
12	11686.57	11686.57	1	5		3		4
13	26241.20	28339.28	1	5		3		4
14	7583.32	19599.97	1	5		3		4
15	8225.00	8225.00	1	5		3		4
16	9579.36	9579.36	1	5		3		4
17	18333.33	18333.33	1	5		3		4
18	20456.58	20456.58	1	5		3		4
19	38067.32	38067.32	1	5		3		4
20	15652.17	15652.17	1	5		3		4
21	18500.00	18919.17	1	5		3		4
22	19734.20	19734.20	1	5		3		4
23	14106.52	14106.52	1	5		3		4
24	0.00	30051.79	1	5		3		4
25	29558.34	29558.34	1	5		3		4
26	17259.96	17259.96	1	5		3		4
27	15000.00	15000.00	1	5		3		4
28	26490.33	26490.33	1	5		3		4
29	7067.27	17767.78	1	5		3		4
30	20841.17	20841.17	1	5		3		4
31	30271.09	30271.09	1	5		3		4
32	15220.25	15220.25	1	5		3		4
33	105401.37	105401.37	1	5		3		4
34	25560.10	25560.10	1	5		3		4
35	26647.33	26647.33	1	5		3		4
36	37500.75	37500.75	1	5		3		4
37	19434.06	19434.06	1	5		3		4
38	14972.75	16142.09	1	5		3		4
39	18166.00	18166.00	1	5		3		4
40	9222.50	9222.50	1	5		3		4
41	21415.33	21415.33	1	5		3		4
42	10678.50	12128.55	1	5		3		4
43	18777.13	18777.13	1	5		3		4
44	23630.41	23630.41	1	5		3		4
45	23390.93	23390.93	1	5		3		4
46	21825.00	21825.00	1	5		3		4
47	47346.96	47346.96	1	5		3		4
48	14026.13	14026.13	1	5		3		4
49	17409.32	17409.32	1	5		3		4
50	20940.40	20940.40	1	5		3		4
51	31697.83	31697.83	1	5		3		4
52	25000.00	25000.00	1	5		3		4
53	50519.64	50519.64	1	5		3		4
54	13289.60	16711.74	1	5		3		4
55	10376.16	10376.16	1	5		3		4
56	53495.08	53495.08	1	5		3		4
57	12712.95	12712.95	1	5		3		4
58	11543.13	12648.55	1	5		3		4
59	8901.20	8901.20	1	5		3		4
60	14234.34	15709.71	1	5		3		4
61	13369.33	13369.33	1	5		3		4
62	13000.00	13000.00	1	5		3		4
63	21065.41	21065.41	1	5		3		4
64	19166.68	19166.68	1	5		3		4
65	0.00	25818.00	1	5		3		4
66	17666.67	21833.34	1	5		3		4
67	18110.45	18110.45	1	5		3		4
68	13066.67	13066.67	1	5		3		4
69	26095.00	26095.00	1	5		3		4
70	10833.44	12166.77	1	5		3		4
71	13893.00	13893.00	1	5		3		4
72	15781.64	15781.64	1	5		3		4
73	10666.42	10666.42	1	5		3		4
74	15210.19	15210.19	1	5		3		4
75	15970.63	15970.63	1	5		3		4
76	25045.75	25045.75	1	5		3		4
77	13631.56	13631.56	1	5		3		4
78	24149.67	24149.67	1	5		3		4
79	13473.91	13473.91	1	4		3		4
80	23671.33	23671.33	1	5		3		4
81	22977.50	22977.50	1	5		3		4
82	15083.36	15083.36	1	5		3		4
83	23436.40	23436.40	1	5		3		4
84	2350.92	65013.59	1	5		3		4
85	27667.50	27667.50	1	5		3		4
86	24087.51	24087.51	1	5		3		4
87	60667.37	60667.37	1	5		3		4
88	13572.00	13572.00	1	5		3		4
89	16955.97	16955.97	1	5		3		4
90	11558.76	11558.76	1	5		3		4
91	12032.08	12032.08	1	5		3		4
92	15782.87	15782.87	1	5		3		4
93	35225.62	35225.62	1	5		3		4
94	15582.67	15582.67	1	5		3		4
95	35000.00	35000.00	1	5		3		4
96	16310.58	16310.58	1	5		3		4
97	17630.07	17630.07	1	5		3		4
98	8791.96	13379.17	1	5		3		4
99	11847.33	11847.33	1	5		3		4
100	19029.34	19029.34	1	5		3		4
101	12518.08	12518.08	1	5		3		4
102	15990.05	15990.05	1	5		3		4
103	22813.23	22813.23	1	5		3		4
104	29791.66	29791.66	1	5		3		4
105	16368.23	16368.23	1	5		3		4
106	12644.14	12644.14	1	5		3		4
107	16237.67	16237.67	1	5		3		4
108	17960.66	17960.66	1	5		3		4
109	10784.04	10784.04	1	5		3		4
110	83639.46	83639.46	1	5		3		4
111	41832.08	41832.08	1	5		3		4
112	15892.83	15892.83	1	5		3		4
113	30000.00	30000.00	1	5		3		4
114	30516.00	30516.00	1	5		3		4
115	46384.66	48811.87	1	5		3		4
116	18695.58	28958.75	1	5		3		4
117	12500.00	20622.08	1	5		3		4
118	25000.00	25000.00	1	5		3		4
119	16666.66	65289.21	1	5		3		4
120	13875.67	13875.67	1	5		3		4
121	19922.94	19922.94	1	5		3		4
122	20458.35	20458.35	1	5		3		4
123	18089.95	18089.95	1	5		3		4
124	23513.20	23513.20	1	5		3		4
125	14580.88	14580.88	1	5		3		4
126	13423.84	13423.84	1	5		3		4
127	15194.40	15194.40	1	5		3		4
128	43007.29	43007.29	1	5		3		4
129	62500.00	62500.00	1	5		3		4
130	16110.79	16110.79	1	5		3		4
131	27083.34	27083.34	1	5		3		4
132	23244.04	23244.04	1	5		3		4
133	43339.93	43339.93	1	4		3		4
134	28005.96	28005.96	1	5		3		4
135	23978.11	23978.11	1	5		3		4
136	23852.21	23852.21	1	5		3		4
137	17051.69	17051.69	1	5		3		4
138	28750.02	28750.02	1	5		3		4
139	31250.00	31250.00	1	5		3		4
140	17500.00	17500.00	1	5		3		4
141	12902.05	12902.05	1	5		3		4
142	0.00	52229.33	1	5		3		4
143	16333.34	16333.34	1	5		3		4
144	0.00	41325.19	1	5		3		4
145	16250.00	29064.68	1	5		3		4
146	26927.32	39427.32	1	5		3		4
147	33333.94	33333.94	1	5		3		4
148	43608.00	43608.00	1	5		3		4
149	29382.68	29382.68	1	5		3		4
150	23062.59	23062.59	1	5		3		4
151	9108.67	9108.67	1	5		3		4
152	24605.01	24605.01	1	5		3		4
153	16666.67	52601.62	1	5		3		4
154	25680.09	25680.09	1	5		3		4
155	14666.67	14666.67	1	5		3		4
156	30650.33	30650.33	1	5		3		4
157	22649.03	22649.03	1	5		3		4
158	21392.00	21392.00	1	5		3		4
159	34162.27	34162.27	1	5		3		4
160	8099.07	12383.78	1	5		3		4
161	68892.81	68892.81	1	5		3		4
162	22333.34	22333.34	1	5		3		4
163	17333.32	17333.32	1	5		3		4
164	25000.00	25000.00	1	5		3		4
165	58333.00	58333.00	1	5		3		4
166	24480.83	24480.83	1	5		3		4
167	26130.12	26130.12	1	5		3		4
168	23513.08	23513.08	1	5		3		4
169	14241.66	14241.66	1	5		3		4
170	1754.50	21754.50	1	5		3		4
171	50000.00	50000.00	1	5		3		4
172	33141.67	33141.67	1	5		3		4
173	19751.73	30827.29	1	5		3		4
174	50780.16	50780.16	1	5		3		4
175	8937.50	11469.96	1	5		3		4
176	56346.05	56346.05	1	5		3		4
177	10449.52	10449.52	1	5		3		4
178	18916.67	47520.42	1	5		3		4
179	17288.14	17288.14	1	5		3		4
180	65264.75	65264.75	1	5		3		4
181	191944.91	191944.91	1	5		3		4
182	33738.34	33738.34	1	5		3		4
183	60881.58	60881.58	1	5		3		4
184	1387.34	31064.99	1	5		3		4
185	40025.83	40025.83	1	5		3		4
186	22500.00	134630.92	1	5		3		4
187	65456.00	65456.00	1	5		3		4
188	136985.00	136985.00	1	5		3		4
189	65840.84	65840.84	1	5		3		4
190	33581.00	33581.00	1	5		3		4
191	40644.90	40644.90	1	5		3		4
192	92983.25	92983.25	1	5		3		4
193	153782.81	153782.81	1	5		3		4
194	40384.62	40384.62	1	5		3		4
195	40103.25	40103.25	1	4		3		4
196	20781.00	20781.00	1	5		3		4
197	8333.33	53379.36	1	5		3		4
198	29423.71	29423.71	1	5		3		4
199	14583.34	39266.67	1	5		3		4
200	34666.67	60834.34	1	5		3		4
201	30987.92	30987.92	1	5		3		4
202	31964.92	31964.92	1	5		3		4
203	49549.86	49549.86	1	5		3		4
204	62500.00	103253.81	1	5		3		4
205	44375.00	44375.00	1	5		3		4
206	22833.33	22833.33	1	5		3		4
207	68417.41	68417.41	1	5		3		4
208	36656.67	36656.67	1	5		3		4
209	110000.00	135000.00	1	5		3		4
210	0.00	62521.33	1	5		3		4
211	25458.32	25458.32	1	5		3		4
212	28842.84	33507.72	1	5		3		4
213	5000.00	46682.00	1	5		3		4
214	48019.22	48019.22	1	5		3		4
215	27083.33	27083.33	1	5		3		4
216	33333.33	33333.33	1	5		3		4
217	25464.28	25464.28	1	4		3		4
218	22021.00	22021.00	1	5		3		4
219	98030.33	98030.33	1	5		3		4
220	24931.00	24931.00	1	5		3		4
221	37083.35	37083.35	1	5		3		4
222	30629.33	30629.33	1	5		3		4
223	20843.33	27989.07	1	5		3		4
224	30150.89	46174.47	1	5		3		4
225	19676.11	35109.25	1	5		3		4
226	21750.00	21750.00	1	5		3		4
227	39741.54	39741.54	1	5		3		4
228	39936.92	39936.92	1	5		3		4
229	16670.75	16879.08	1	5		3		4
230	39249.97	39249.97	1	5		3		4
231	14944.08	15906.83	1	5		3		4
232	14583.33	104533.48	1	5		3		4
233	49781.67	49781.67	1	5		3		4
234	21160.53	21160.53	1	5		3		4
235	21719.51	21719.51	1	5		3		4
236	16666.66	40893.88	1	5		3		4
237	34911.08	34911.08	1	5		3		4
238	24634.00	24634.00	1	5		3		4
239	27733.33	37658.33	1	5		3		4
240	31737.34	31737.34	1	5		3		4
241	16749.00	16749.00	1	5		3		4
242	20124.50	20124.50	1	5		3		4
243	17769.33	17769.33	1	5		3		4
244	16666.66	29739.58	1	5		3		4
245	12618.00	12618.00	1	5		3		4
246	38955.83	38955.83	1	5		3		4
247	29696.58	29696.58	1	5		3		4
248	37500.00	37500.00	1	5		3		4
249	87453.02	87453.02	1	5		3		4
250	18931.46	18931.46	1	5		3		4
251	28407.00	28407.00	1	5		3		4
252	33883.34	33883.34	1	5		3		4
253	13271.89	13271.89	1	5		3		4
254	17061.73	17061.73	1	5		3		4
255	62500.01	62500.01	1	5		3		4
256	38262.25	38262.25	1	5		3		4
257	18319.05	18319.05	1	5		3		4
258	26674.99	26674.99	1	5		3		4
259	17500.00	17500.00	1	5		3		4
260	19500.00	21897.96	1	5		3		4
261	45509.50	45509.50	1	5		3		4
262	19769.69	19769.69	1	5		3		4
263	12500.00	43233.99	1	5		3		4
264	26308.27	26965.98	1	5		3		4
265	20416.67	28784.38	1	5		3		4
266	17818.67	29342.08	1	5		3		4
267	25154.46	25154.46	1	5		3		4
268	16528.00	24882.00	1	5		3		4
269	33150.03	33150.03	1	5		3		4
270	13799.92	16449.32	1	5		3		4
271	15724.95	15724.95	1	5		3		4
272	32236.14	32236.14	1	5		3		4
273	13226.17	13226.17	1	5		3		4
274	19232.96	19232.96	1	5		3		4
275	13973.98	28602.98	1	5		3		4
276	24248.75	24248.75	1	5		3		4
277	24650.08	24650.08	1	5		3		4
278	22454.91	30005.41	1	5		3		4
279	46203.79	46203.79	1	5		3		4
280	13502.66	13502.66	1	5		3		4
281	14583.34	23750.00	1	5		3		4
282	15016.26	38462.07	1	5		3		4
283	26288.71	31970.71	1	5		3		4
284	0.00	58699.70	1	5		3		4
285	23083.32	23083.32	1	5		3		4
286	3201.10	12316.98	1	5		3		4
287	16683.71	21729.51	1	5		3		4
288	24841.68	24841.68	1	5		3		4
289	35334.00	35334.00	1	5		3		4
290	5331.73	18756.85	1	5		3		4
291	20000.00	20000.00	1	5		3		4
292	38862.50	38862.50	1	5		3		4
293	25405.50	25405.50	1	4		3		4
294	45650.16	45650.16	1	5		3		4
295	95951.45	95951.45	1	5		3		4
296	16250.00	16250.00	1	5		3		4
297	16842.55	16842.55	1	5		3		4
298	34741.67	34741.67	1	5		3		4
299	20242.72	20242.72	1	5		3		4
300	75804.75	75804.75	1	5		3		4
301	33995.66	33995.66	1	5		3		4
302	42833.32	42833.32	1	5		3		4
303	20416.66	20416.66	1	5		3		4
304	13000.00	32793.83	1	5		3		4
305	17916.67	17916.67	1	5		3		4
306	21762.60	21762.60	1	5		3		4
307	66666.66	66666.66	1	5		3		4
308	31240.39	31240.39	1	5		3		4
309	21363.32	21363.32	1	5		3		4
310	21561.67	21561.67	1	5		3		4
311	13390.00	16147.21	1	5		3		4
312	12603.09	12603.09	1	5		3		4
313	16453.04	16453.04	1	5		3		4
314	32831.24	32831.24	1	5		3		4
315	24250.01	24250.01	1	5		3		4
316	47164.00	47164.00	1	5		3		4
317	18750.00	30036.30	1	5		3		4
318	18335.30	29681.29	1	5		3		4
319	17000.00	17000.00	1	5		3		4
320	20833.33	81700.00	1	5		3		4
321	22785.21	22785.21	1	5		3		4
322	20266.90	20266.90	1	5		3		4
323	16125.72	18121.55	1	5		3		4
324	22083.33	31026.60	1	5		3		4
325	17083.32	17083.32	1	5		3		4
326	30208.35	30208.35	1	5		3		4
327	16666.68	24607.68	1	5		3		4
328	16465.00	16465.00	1	5		3		4
329	33333.32	33333.32	1	5		3		4
330	23333.34	23333.34	1	5		3		4
331	13750.00	13750.00	1	5		3		4
332	19310.12	19310.12	1	5		3		4
333	6459.69	12459.69	1	5		3		4
334	24257.08	24257.08	1	5		3		4
335	45353.90	45353.90	1	5		3		4
336	26179.83	26179.83	1	5		3		4
337	49952.67	49952.67	1	5		3		4
338	12695.33	22339.94	1	5		3		4
339	19819.99	19819.99	1	5		3		4
340	9869.00	11059.00	1	5		3		4
341	36288.25	36288.25	1	5		3		4
342	21269.63	21269.63	1	4		3		4
343	67293.05	67293.05	1	5		3		4
344	11142.08	83433.75	1	5		3		4
345	30460.42	30460.42	1	5		3		4
346	20755.65	20755.65	1	5		3		4
347	20399.00	20399.00	1	5		3		4
348	7708.33	12574.02	1	5		3		4
349	12828.00	12828.00	1	5		3		4
350	26648.72	26648.72	1	5		3		4
351	17083.00	17083.00	1	5		3		4
352	15752.34	15752.34	1	5		3		4
353	14055.36	21972.45	1	5		3		4
354	21297.06	21297.06	1	5		3		4
355	50934.41	50934.41	1	5		3		4
356	16242.88	20914.42	1	5		3		4
357	15614.00	22482.39	1	5		3		4
358	18677.92	18677.92	1	5		3		4
359	16566.39	16566.39	1	5		3		4
360	17015.16	17015.16	1	5		3		4
361	15238.92	15238.92	1	5		3		4
362	29466.67	29466.67	1	5		3		4
363	25875.00	25875.00	1	5		3		4
364	17702.46	26918.61	1	5		3		4
365	35000.00	35000.00	1	5		3		4
366	21169.38	21169.38	1	5		3		4
367	17902.79	17902.79	1	5		3		4
368	9476.58	10752.57	1	5		3		4
369	1972.00	38785.42	1	5		3		4
370	15000.00	15000.00	1	5		3		4
371	50000.00	50000.00	1	5		3		4
372	16666.65	20802.35	1	5		3		4
373	13139.33	13139.33	1	5		3		4
374	5811.87	12573.20	1	5		3		4
375	21937.15	22389.73	1	5		3		4
376	15807.94	15807.94	1	5		3		4
377	44225.53	44225.53	1	5		3		4
378	14682.17	14682.17	1	5		3		4
379	10729.18	11154.27	1	5		3		4
380	13336.00	13336.00	1	5		3		4
381	11833.34	11833.34	1	5		3		4
382	76687.54	76687.54	1	4		3		4
383	14583.83	25312.37	1	5		3		4
384	11594.17	11594.17	1	5		3		4
385	23402.53	23402.53	1	5		3		4
386	8581.93	8581.93	1	5		3		4
387	14825.00	14825.00	1	5		3		4
388	11666.67	11666.67	1	5		3		4
389	12370.14	12370.14	1	5		3		4
390	12468.23	12468.23	1	5		3		4
391	18018.74	18018.74	1	5		3		4
392	23333.33	23333.33	1	5		3		4
393	17554.46	17554.46	1	5		3		4
394	21245.23	21245.23	1	5		3		4
395	8924.45	11134.16	1	5		3		4
396	17925.42	17925.42	1	5		3		4
397	14988.00	17112.00	1	5		3		4
398	21885.84	21885.84	1	5		3		4
399	21461.66	25003.33	1	5		3		4
400	3086.45	9899.99	1	5		3		4
401	18656.24	18656.24	1	5		3		4
402	20833.33	52282.58	1	5		3		4
403	8077.54	10085.98	1	5		3		4
404	16496.26	16496.26	1	5		3		4
405	41231.02	41231.02	1	5		3		4
406	16089.54	16089.54	1	5		3		4
407	11776.28	11776.28	1	5		3		4
408	11665.81	11665.81	1	5		3		4
409	11432.50	11432.50	1	5		3		4
410	16250.00	16250.00	1	5		3		4
411	18168.00	18168.00	1	5		3		4
412	19166.66	19166.66	1	5		3		4
413	12003.32	13669.98	1	5		3		4
414	15000.00	15000.00	1	5		3		4
415	13166.66	13166.66	1	5		3		4
416	6226.20	9727.14	1	5		3		4
417	22916.67	41666.67	1	5		3		4
418	10000.00	26204.92	1	5		3		4
419	25613.83	25613.83	1	5		3		4
420	13496.56	13496.56	1	5		3		4
421	24776.77	24776.77	1	5		3		4
422	19166.66	19166.66	1	5		3		4
423	12499.93	12499.93	1	5		3		4
424	16666.67	16666.67	1	5		3		4
425	26633.07	26633.07	1	5		3		4
426	5281.00	14454.76	1	5		3		4
427	28761.87	28761.87	1	5		3		4
428	27584.62	27584.62	1	5		3		4
429	14166.66	14166.66	1	5		3		4
430	27517.45	27517.45	1	5		3		4
431	17284.54	17284.54	1	5		3		4
432	20663.59	20663.59	1	5		3		4
433	27168.33	27168.33	1	5		3		4
434	14336.09	14336.09	1	4		3		4
435	10290.45	10317.91	1	5		3		4
436	8462.04	8462.04	1	5		3		4
437	24359.51	38345.40	1	5		3		4
438	18557.87	18557.87	1	5		3		4
439	14166.67	14166.67	1	5		3		4
440	14405.73	14405.73	1	5		3		4
441	12144.84	12144.84	1	5		3		4
442	12495.67	12495.67	1	5		3		4
443	9750.00	9750.00	1	5		3		4
444	18333.33	18333.33	1	5		3		4
445	18750.00	18750.00	1	5		3		4
446	16666.66	16666.66	1	5		3		4
447	17510.00	17510.00	1	5		3		4
448	20833.33	20833.33	1	5		3		4
449	0.00	16252.41	1	5		3		4
450	10473.00	38473.00	1	5		3		4
451	10416.67	10416.67	1	5		3		4
452	26666.67	26666.67	1	5		3		4
453	17329.00	17329.00	1	5		3		4
454	20833.32	20833.32	1	5		3		4
455	22619.34	22619.34	1	5		3		4
456	12796.79	17702.79	1	5		3		4
457	30416.66	30416.66	1	5		3		4
458	20000.67	23792.34	1	5		3		4
459	15000.00	15000.00	1	5		3		4
460	11134.92	11134.92	1	5		3		4
461	11949.69	23449.69	1	5		3		4
462	48229.42	48229.42	1	5		3		4
463	27891.33	27891.33	1	5		3		4
464	1971.66	24869.53	1	5		3		4
465	19166.68	19166.68	1	5		3		4
466	4178.20	19225.24	1	5		3		4
467	15416.65	15416.65	1	5		3		4
468	20833.34	20833.34	1	5		3		4
469	32670.82	32670.82	1	5		3		4
470	28552.91	28552.91	1	5		3		4
471	25166.00	25166.00	1	5		3		4
472	20949.86	20949.86	1	5		3		4
473	15000.01	15000.01	1	5		3		4
474	15487.26	15487.26	1	5		3		4
475	20788.20	20788.20	1	5		3		4
476	32916.67	32916.67	1	5		3		4
477	30544.42	30544.42	1	5		3		4
478	15387.49	15387.49	1	5		3		4
479	15808.00	15808.00	1	5		3		4
480	17725.16	17725.16	1	5		3		4
481	9159.12	9159.12	1	5		3		4
482	13333.34	14649.26	1	5		3		4
483	36159.07	36159.07	1	5		3		4
484	9633.93	9633.93	1	5		3		4
485	17650.53	17650.53	1	5		3		4
486	40438.92	40438.92	1	5		3		4
487	15983.00	15983.00	1	5		3		4
488	35995.84	35995.84	1	5		3		4
489	13333.33	13333.33	1	5		3		4
490	27380.05	32840.81	1	5		3		4
491	14286.67	14286.67	1	5		3		4
492	31437.83	31437.83	1	5		3		4
493	33333.33	33333.33	1	5		3		4
494	26273.16	26273.16	1	5		3		4
495	17083.33	22095.74	1	5		3		4
496	28198.70	28198.70	1	5		3		4
497	10914.80	13683.42	1	5		3		4
498	16092.66	16092.66	1	5		3		4
499	14947.92	18914.34	1	5		3		4
500	12500.00	12500.00	1	5		3		4
501	16929.00	16929.00	1	5		3		4
502	25910.24	27633.42	1	5		3		4
503	46068.00	46068.00	1	5		3		4
504	9374.00	15059.00	1	5		3		4
505	18072.17	18072.17	1	5		3		4
506	16443.08	16443.08	1	5		3		4
507	16666.67	16666.67	1	5		3		4
508	19166.66	19166.66	1	5		3		4
509	14900.17	14900.17	1	5		3		4
510	44527.38	44527.38	1	4		3		4
511	11930.67	11930.67	1	5		3		4
512	25420.32	25420.32	1	5		3		4
513	12873.83	12873.83	1	5		3		4
514	18750.00	18750.00	1	5		3		4
515	14333.54	14333.54	1	5		3		4
516	8333.33	13583.33	1	5		3		4
517	20022.79	20022.79	1	5		3		4
518	11250.01	11250.01	1	5		3		4
519	11869.87	11869.87	1	5		3		4
520	20974.98	20974.98	1	5		3		4
521	33333.34	33333.34	1	5		3		4
522	14302.59	14302.59	1	5		3		4
523	15833.32	15833.32	1	5		3		4
524	18439.25	18439.25	1	5		3		4
525	18649.58	18649.58	1	5		3		4
526	16638.00	16638.00	1	5		3		4
527	11489.14	11489.14	1	5		3		4
528	18400.00	18400.00	1	5		3		4
529	21825.27	21825.27	1	5		3		4
530	22457.10	22457.10	1	5		3		4
531	12491.68	12491.68	1	5		3		4
532	8567.46	10936.46	1	5		3		4
533	14671.57	14671.57	1	5		3		4
534	11463.80	11463.80	1	5		3		4
535	9870.83	15199.75	1	5		3		4
536	25000.00	25000.00	1	5		3		4
537	12500.00	12500.00	1	5		3		4
538	14540.68	14540.68	1	5		3		4
539	11564.80	11564.80	1	5		3		4
540	13665.12	13665.12	1	5		3		4
541	13098.99	13098.99	1	5		3		4
542	9729.17	9729.17	1	5		3		4
543	9000.00	9000.00	1	5		3		4
544	10617.79	10617.79	1	5		3		4
545	22500.01	22500.01	1	5		3		4

	114	115	116	117	118	119	120	121	122
	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code
1	3716613.48	14932.88	0.076952				HILLSBOROUGH	CA	94010
2	270879.66	3654.77	0.375092			100.000000	SEATTLE	WA	98122
3	60256.78	4194.12	0.214095			100.000000	SEATTLE	WA	98109
4	29599.44	2972.62	0.234403				SALT LAKE CITY	UT	84124
5	3317873.94	10704.71	0.077305				RANCHO PALOS VERDES	CA	90275
6	56119.93	4531.90	0.237966				SAN LUIS OBISPO	CA	93401
7	56914.42	4108.73	0.360931				SEATTLE	WA	98199
8	77850.45	4498.37	0.430170				DANVILLE	CA	94506
9	288247.70	6335.86	0.328007			100.000000	SCOTTS VALLEY	CA	95066
10	944502.14	8638.80	0.338592			100.000000	LOS ALTOS	CA	94024
11	68449.41	5120.73	0.194864				SAN DIEGO	CA	92109
12	1516145.93	3191.42	0.273084				GOLDEN	CO	80401
13	525315.33	11090.97	0.391364				WALNUT CREEK	CA	94598
14	1431650.05	7289.31	0.371904			100.000000	ATLANTA	GA	30342
15	198815.33	3532.68	0.429505			59.905800	ISSAQUAH	WA	98027
16	68031.02	3714.44	0.387755				SCOTTSDALE	AZ	85259
17	224930.92	6733.72	0.367294			100.000000	SAN JOSE	CA	95120
18	119327.12	5875.07	0.287197			100.000000	PASADENA	CA	91107
19	249603.15	10654.93	0.279897				GLENDALE	CA	91207
20	142767.66	4971.04	0.317594				HOLLADAY	UT	84117
21	362819.85	7836.81	0.414226			100.000000	BELMONT	CA	94002
22	2043880.06	7443.19	0.377172			100.000000	SUMMIT	WI	53066
23	86577.10	5648.62	0.400426				SAN DIEGO	CA	92106
24	671009.45	3657.45	0.121705				SANTA MONICA	CA	90403
25	106866.35	4975.17	0.168317				RIVERVALE	NJ	07675
26	373964.79	6034.36	0.349616				LOS GATOS	CA	95030
27	215329.55	4447.17	0.296478				ARCADIA	CA	91007
28	622586.71	8867.06	0.334728			100.000000	MENLO PARK	CA	94025
29	307955.60	4310.20	0.242585			100.000000	NAPLES	FL	34113
30	102142.71	8228.82	0.394835			4.661900	ORINDA	CA	94563
31	176775.52	10545.66	0.348374			100.000000	LAS VEGAS	NV	89146
32	432304.78	7632.82	0.501491			100.000000	POWAY	CA	92064
33	73466.56	11268.67	0.106912				NASHVILLE	TN	37205
34	145629.31	7662.51	0.299784			100.000000	LEESBURG	VA	20176
35	135374.14	8530.74	0.320135				CARLSBAD	CA	92008
36	118528.74	4996.79	0.133245				OLD GREENWICH	CT	06870
37	390776.42	6252.40	0.321724			100.000000	SUNNYVALE	CA	94087
38	287836.48	6348.18	0.393269			100.000000	ESCONDIDO	CA	92026
39	8517536.99	8212.96	0.452106			100.000000	SEATTLE	WA	98112
40	35155.35	3692.78	0.400410				RANCHO CUCAMONGA	CA	91739
41	369603.48	6895.67	0.321997				ARLINGTON	VA	22207
42	316392.36	4663.69	0.384522			100.000000	FAIRFAX	VA	22031
43	110415.41	4709.77	0.250825				ARLINGTON HEIGHTS	IL	60004
44	938877.51	8882.86	0.375908			100.000000	CARLSBAD	CA	92009
45	87971.89	7283.91	0.311399				COTO DE CAZA	CA	92679
46	115303.80	8436.89	0.386570				SAN RAMON	CA	94582
47	789406.88	4824.80	0.101903				CHICAGO	IL	60622
48	61534.02	5423.29	0.386656			1.780100	CHARLESTOWN	MA	02129
49	431540.21	7701.94	0.442403			100.000000	CASTLE ROCK	CO	80108
50	65851.09	6727.38	0.321263			100.000000	SAN DIEGO	CA	92127
51	392104.56	8751.83	0.276102			100.000000	PIKESVILLE	MD	21208
52	1344119.12	7538.95	0.301558			100.000000	DEL MAR	CA	92014
53	872355.85	15526.76	0.307341				MORGAN HILL	CA	95037
54	210642.65	5818.18	0.348149				WILMETTE	IL	60091
55	183379.43	3718.08	0.358329			100.000000	BAINBRIDGE ISLAND	WA	98110
56	459429.98	14525.57	0.271531				SAUSALITO	CA	94965
57	53008.00	2860.32	0.224993				ROCKLIN	CA	95765
58	198885.57	5675.72	0.448725			100.000000	EDMONDS	WA	98020
59	122508.87	3931.91	0.441728				WINCHESTER	VA	22603
60	652946.93	6860.85	0.436727				ENCINITAS	CA	92024
61	50250.43	4160.43	0.311192				MERION STATION	PA	19066
62	1032914.30	5020.12	0.386163				FORESTVILLE	CA	95436
63	282173.64	8086.51	0.383876			100.000000	SAN JOSE	CA	95120
64	75819.17	6845.86	0.357175			97.219900	NEWTON	MA	02468
65	49562.14	7365.31	0.285278				CHARLOTTESVILLE	VA	22902
66	75776.61	5948.60	0.272455			100.000000	dallas	TX	75205
67	2362855.17	6783.69	0.374573			100.000000	SAN FRANCISCO	CA	94103
68	66454.61	5089.77	0.389523			100.000000	WOODINVILLE	WA	98077
69	18717.78	4039.11	0.154785				PHOENIX	AZ	85018
70	36093.04	5130.70	0.421698				SANTA MONICA	CA	90403
71	243054.73	5654.06	0.406972				CAREFREE	AZ	85377
72	31204.23	3052.31	0.193409				DENVER	CO	80206
73	303380.43	3376.68	0.316571			100.000000	SOUTH EASTON	MA	02375
74	222144.12	5200.42	0.341904				LOS ALTOS	CA	94022
75	178859.93	4390.58	0.274916				BLAINE	WA	98230
76	138650.52	10494.80	0.419025				ALAMO	CA	94507
77	115601.55	5299.17	0.388743				LOS ALTOS	CA	94024
78	230497.47	6069.15	0.251314				WELLESLEY	MA	02481
79	41953.23	5386.90	0.399802			47.409500	MERCER ISLAND	WA	98040
80	157070.93	5830.79	0.246323				CASTLE ROCK	CO	80108
81	1901240.22	6107.19	0.265790				SEATTLE	WA	98102
82	265877.10	4112.89	0.272677				RENTON	WA	98059
83	518390.59	6383.21	0.272363				SAN DIEGO	CA	92130
84	5716264.16	5549.43	0.085358				NASHVILLE	TN	37205
85	561151.41	6472.37	0.233934			100.000000	GILBERT	AZ	85296
86	194875.04	9136.71	0.379313				SACRAMENTO	CA	95864
87	1282942.19	12953.64	0.213519				LAFAYETTE	CA	94549
88	605970.20	3380.19	0.249056				CLYDE HILL	WA	98004
89	129689.04	5362.46	0.316258				APTOS	CA	95003
90	42609.50	3559.51	0.307949				SILVER SPRING	MD	20910
91	162116.04	3281.18	0.272703				BETHESDA	MD	20811
92	43586.54	5839.82	0.370010				OAK PARK	CA	91377
93	398653.00	5639.34	0.160092				SEATTLE	WA	98122
94	429333.44	6176.89	0.396395			100.000000	MARIETTA	GA	30068
95	710104.16	10962.00	0.313200				COCKEYSVILLE	MD	21030
96	772035.73	5794.64	0.355269				SAMMAMISH	WA	98074
97	426876.53	7484.51	0.424531				DIAMOND BAR	CA	91765
98	211586.24	4554.56	0.340422				LAFAYETTE	CA	94549
99	153290.03	4155.13	0.350723				LEXINGTON	MA	02420
100	201645.98	4098.69	0.215388				NEW YORK	NY	10025
101	196122.19	5310.04	0.424190				SCOTTSDALE	AZ	85262
102	334210.77	5662.65	0.354136				ATLANTA	GA	30306
103	195906.13	6159.21	0.269984				DANA POINT	CA	92629
104	96680.32	5486.85	0.184174				BRENTWOOD	TN	37027
105	291650.22	7073.73	0.432162				GREAT FALLS	VA	22066
106	226650.01	5532.84	0.437581				VANCOUVER	WA	98685
107	556383.21	6252.62	0.385069				GRASONVILLE	MD	21638
108	283310.57	3620.15	0.201560			100.000000	CAMBRIDGE	MA	02140
109	181250.80	4221.41	0.391450				Belmont	CA	94002
110	1716299.84	26545.24	0.317377				DIABLO	CA	94528
111	401767.77	5452.73	0.130348				OLD GREENWICH	CT	06870
112	108273.29	5634.26	0.354516				Portola Valley	CA	94028
113	148291.50	8589.21	0.286307				DOWNERS GROVE	IL	60515
114	314160.53	4420.03	0.144843			100.000000	LAFAYETTE	LA	70503
115	609417.06	16968.67	0.347634				BOISE	ID	83712
116	174775.63	3591.87	0.124034				SEATTLE	WA	98109
117	407684.25	6686.26	0.324228			100.000000	COHASSET	MA	02025
118	39076.40	8974.33	0.358973				NEWTON	MA	02465
119	284128.49	5318.46	0.081460				PARADISE VALLEY	AZ	85253
120	104609.81	4949.83	0.356727				NEW YORK	NY	10065
121	83451.44	5888.40	0.295559				LOS ALTOS	CA	94024
122	197560.81	6450.42	0.315295			100.000000	WINCHESTER	MA	01890
123	736150.05	8002.25	0.442359				ST. LOUIS	MO	63105
124	187137.26	9996.45	0.425142			100.000000	DUBLIN	CA	94568
125	134239.01	4182.89	0.286875				NEWTON CENTER	MA	02459
126	33425.32	4687.89	0.349221				CLARKSVILLE	MD	21029
127	106013.15	6385.83	0.420275				HINGHAM	MA	02043
128	354473.29	9845.83	0.228934				CHARLESTON	SC	29412
129	108489.71	14404.25	0.230468				BLOOMFIELD	CT	06002
130	2000030.50	5879.09	0.364916				LAFAYETTE	CA	94549
131	179210.09	8464.52	0.312536				Pelham	NY	10803
132	268060.36	7112.42	0.305989				YORBA LINDA	CA	92887
133	117015.95	5025.00	0.115944				LEXINGTON	MA	02421
134	332153.48	10382.79	0.370735				LAGUNA BEACH	CA	92651
135	194679.27	5923.02	0.247018				STAMFORD	CT	06902
136	108585.93	6378.87	0.267433				CAMBRIDGE	MA	02138
137	55183.78	6140.79	0.360128				WESTON	MA	02493
138	492460.61	8702.17	0.302684				NEW YORK	NY	10011
139	715351.99	5354.25	0.171336				CHAPEL HILL	NC	27514
140	265390.24	6368.20	0.363897				SEATTLE	WA	98112
141	137364.88	5379.10	0.416918				MOULTONBOROUGH	NH	03254
142	115584.48	13005.26	0.249003			0.000000	CAPE MAY POINT	NJ	08212
143	203108.57	4560.81	0.279233				DECATUR	GA	30030
144	48891.08	7341.59	0.177654				BALTIMORE	MD	21212
145	174545.40	4985.87	0.171544				NEWTON	MA	02458
146	962449.23	5447.87	0.138175				ELLICOTT CITY	MD	21042
147	359535.81	8324.92	0.249743				RYE	NY	10580
148	514385.13	10091.11	0.231405				LARCHMONT	NY	10538
149	345889.53	9336.14	0.317743				SEATTLE	WA	98112
150	202359.92	5743.90	0.249057				MARVIN	NC	28173
151	66890.65	3864.42	0.424257			100.000000	SAN DIEGO	CA	92131
152	82507.27	4020.36	0.163396				NASHVILLE	TN	37212
153	220024.41	9507.59	0.180747				HINGHAM	MA	02043
154	156978.58	10824.54	0.421515			100.000000	PALO ALTO	CA	94306
155	439966.38	5908.34	0.402841				SAN DIEGO	CA	92130
156	295952.53	7138.22	0.232892				THE WOODLANDS	TX	77382
157	348795.74	9147.54	0.403882				LAKEWOOD	WA	98498
158	16590.41	2756.44	0.128854				BROKEN ARROW	OK	74011
159	229790.31	15263.80	0.446803				SHERBORN	MA	01770
160	140468.87	5118.19	0.413298				CARDIFF BY THE SEA	CA	92007
161	12312628.20	17608.93	0.255599				PHILADELPHIA	PA	19106
162	352409.91	7941.24	0.355578			100.000000	MILTON	MA	02186
163	481187.41	6742.63	0.388998				HOMEWOOD	CA	96141
164	132013.58	5688.08	0.227523				GAITHERSBURG	MD	20878
165	263925.47	10293.85	0.176467				San Diego	CA	92103
166	69531.89	4919.52	0.200954				SAN FRANCISCO	CA	94117
167	398395.13	9395.42	0.359563				Wellesley Hills	MA	02481
168	263403.10	8348.95	0.355077				ENCINO	CA	91316
169	77698.71	4972.69	0.349165				San Diego	CA	92130
170	1944749.58	5001.19	0.229892				Corona Del Mar	CA	92625
171	193238.55	11722.55	0.234451				Thousand Oaks	CA	91362
172	281910.49	5987.21	0.180655				wilmette	IL	60091
173	98093.48	10052.69	0.326097				TENAFLY	NJ	07670
174	1126915.36	14528.86	0.286113				Huntsville	AL	35801
175	2047306.46	5101.32	0.444755				SAN FRANCISCO	CA	94110
176	139640.33	18934.75	0.336044				Virginia Beach	VA	23454
177	120688.30	4307.24	0.412195				West Linn	OR	97068
178	192504.72	12434.34	0.261663			100.000000	Southlake	TX	76092
179	282072.17	6128.68	0.354502				LOS ANGELES	CA	90077
180	487520.81	10513.89	0.161096				Ross	CA	94957
181	1415786.78	28864.10	0.150377			100.000000	MERCER ISLAND	WA	98040
182	2709529.77	12218.37	0.362151				WASHINGTON	DC	20007
183	391614.34	15213.33	0.249884				ALEXANDRIA	VA	22314
184	388728.68	9659.72	0.310952				PEBBLE BEACH	CA	93953
185	136712.55	12375.87	0.309197				Menlo Park	CA	94025
186	1157459.06	8060.08	0.059868			100.000000	WASHINGTON	DC	20009
187	138998.55	11200.31	0.171112				OLD GREENWICH	CT	06870
188	404836.15	13611.38	0.099364				LOS ANGELES	CA	90027
189	4799750.92	12009.37	0.182400				WELLESLEY	MA	02481
190	355157.52	8932.95	0.266012				PORTOLA VALLEY	CA	94028
191	847155.35	13889.54	0.341729			100.000000	PARADISE VALLEY	AZ	85253
192	206536.47	15487.10	0.166558				LOS ANGELES	CA	90274
193	519739.16	15485.01	0.100694				LOS ANGELES	CA	90004
194	1038885.91	11354.94	0.281170			100.000000	NEW YORK	NY	10025
195	404594.11	11467.04	0.285938				LOS ANGELES	CA	90024
196	577752.70	7726.56	0.371809				MENLO PARK	CA	94025
197	189674.00	11815.84	0.221356				GREENWICH	CT	06830
198	1349468.21	8355.01	0.283955				PACIFIC PALISADES	CA	90272
199	449959.14	14824.54	0.377535			99.990900	LARKSPUR	CA	94939
200	423366.39	14381.72	0.236408			100.000000	SAGAPONACK	NY	11962
201	144682.53	12601.70	0.406665				OCONOMOWOC	WI	53066
202	178871.95	10506.97	0.328703				MENLO PARK	CA	94025
203	595460.85	14088.16	0.284323				HOUSTON	TX	77056
204	8704402.47	35533.97	0.344142				OCEAN CITY	NJ	08226
205	236418.50	9684.31	0.218238				REDWOOD CITY	CA	94062
206	476830.86	8704.66	0.381226				WEST LAKE HILLS	TX	78746
207	1657874.68	12086.07	0.176652			100.000000	SAN RAFAEL	CA	94901
208	1204931.63	8942.65	0.243957			100.000000	SOUTHLAKE	TX	76092
209	196817.67	23747.04	0.175904			100.000000	CAREFREE	AZ	85377
210	181167.64	17435.95	0.278880			100.000000	SAN DIEGO	CA	92109
211	103870.64	10848.25	0.426118				WEST LAKE HILLS	TX	78746
212	1009771.12	12629.56	0.376915			100.000000	NEWPORT BEACH	CA	92663
213	546627.74	16643.86	0.356537			100.000000	PHOENIX	AZ	85018
214	73933.27	8378.30	0.174478				NORMANDY PARK	WA	98166
215	140336.96	9770.31	0.360750				PALO ALTO	CA	94301
216	802937.46	11216.50	0.336495				LOS ANGELES	CA	90004
217	114628.79	7328.57	0.287798				SARATOGA	CA	95070
218	108602.25	9415.10	0.427551				WESTON	MA	02493
219	510547.11	48239.75	0.492090				COTO DE CAZA	CA	92679
220	250040.69	6711.90	0.269219				MENLO PARK	CA	94025
221	682960.00	12349.42	0.333018				ATLANTA	GA	30327
222	151671.37	9653.20	0.315162				LOS ANGELES	CA	90069
223	191357.53	9700.45	0.346580				NEW YORK	NY	10021
224	152873.32	10275.71	0.222541				REHOBOTH BEACH	DE	19971
225	111786.66	10685.61	0.304353				SARATOGA	CA	95070
226	760132.28	5833.31	0.268198			100.000000	AUSTIN	TX	78746
227	68806.95	7776.23	0.195670				ALTAMONTE SPRINGS	FL	32714
228	176894.98	8275.09	0.207204				SCOTTSDALE	AZ	85262
229	49543.11	5903.05	0.349726				SEATTLE	WA	98122
230	1563712.83	7958.87	0.202774				DENVER	CO	80202
231	630986.85	5787.72	0.363851				BETHESDA	MD	20814
232	342300.37	6849.14	0.065521				NEWTON	MA	02465
233	94446.23	12449.60	0.250084				PARK CITY	UT	84098
234	857002.26	8073.76	0.381548				CARLSBAD	CA	92009
235	461409.38	8410.68	0.387241				LONG BEACH	CA	90814
236	281405.78	7615.50	0.186226				GARDEN CITY	NY	11530
237	184271.85	7132.16	0.204295				BURLINGAME	CA	94010
238	399045.63	8009.55	0.325142				RYE	NY	10580
239	514867.57	13032.64	0.346076				RANCH SANTA FE	CA	92067
240	434016.48	7491.98	0.236062				HOUSTON	TX	77098
241	238217.74	5384.27	0.321468			97.152400	SAN JOSE	CA	95125
242	370073.24	6572.34	0.326584				NEWPORT BEACH	CA	92657
243	249942.45	7875.54	0.443210				MIAMI BEACH	FL	33141
244	99535.46	9855.79	0.331403			100.000000	CHICAGO	IL	60618
245	331805.74	4567.02	0.361945				SAN DIEGO	CA	92127
246	125698.46	7419.02	0.190447				DALLAS	TX	75225
247	637368.56	11238.58	0.378447				WELLESLEY	MA	02482
248	306304.57	13491.82	0.359782			100.000000	NEW YORK	NY	10026
249	272404.83	8947.32	0.102310				VESTAVIA	AL	35216
250	141202.12	7380.56	0.389857			100.000000	WASHINGTON	DC	20015
251	186055.35	7849.59	0.276326				ROCKVILLE	MD	20850
252	410461.82	10283.09	0.303485				SEATTLE	WA	98103
253	329417.86	5661.51	0.426579				GREAT FALLS	VA	22066
254	343184.46	6435.21	0.377172				Fremont	CA	94539
255	496985.27	24220.19	0.387523				NEWTON	MA	02468
256	364176.35	7719.94	0.201764				CHICAGO	IL	60613
257	140042.43	8859.94	0.483646				SAN ANTONIO	TX	78258
258	954301.30	6045.67	0.226642				WELLESLEY	MA	02481
259	570494.20	6166.84	0.352391				CALABASAS	CA	91302
260	309414.83	6965.98	0.318111				SAN ANSELMO	CA	94960
261	107617.18	8721.40	0.191639			100.000000	CLIFTON	VA	20124
262	199245.57	6042.80	0.305660			100.000000	NEW YORK	NY	10024
263	227049.99	10514.98	0.243211			100.000000	PONTE VEDRA BEACH	FL	32082
264	370857.54	8159.58	0.302588				DANVILLE	CA	94506
265	53432.21	5700.43	0.198039				ORINDA	CA	94563
266	197018.24	12462.61	0.424735			100.000000	COTO DE CAZA	CA	92679
267	450641.75	9675.99	0.384663				ISSAQUAH	WA	98027
268	203701.68	9767.43	0.392550			100.000000	ENCINITAS	CA	92024
269	244394.73	6474.10	0.195297				MOUNTAIN VIEW	CA	94040
270	108534.04	6321.10	0.384277				SARATOGA	CA	95070
271	228952.33	5937.32	0.377573				DARIEN	CT	06820
272	127323.52	5984.96	0.185660				SAN FRANCISCO	CA	94121
273	674797.47	6714.99	0.507705			100.000000	BROOKLINE	MA	02445
274	96020.74	5652.82	0.293913				MCLEAN	VA	22101
275	5796943.08	12427.97	0.434499				OAKLAND	MD	21550
276	296640.41	7621.84	0.314319				OMAHA	NE	68124
277	151552.60	7783.98	0.315779			100.000000	DALLAS	TX	75225
278	731198.98	10707.91	0.356866			100.000000	WASHINGTON	DC	20002
279	107056.56	7432.39	0.160861				LAS VEGAS	NV	89134
280	269392.93	5996.90	0.444127				WELLESLEY	MA	02481
281	256701.11	6529.99	0.274947				WELLESLEY	MA	02481
282	422950.28	6366.40	0.165524				DALLAS	TX	75214
283	1423116.83	14116.41	0.441542				GREAT FALLS	VA	22066
284	67497.02	10714.28	0.182527				VENTURA	CA	93001
285	169951.31	5007.81	0.216945			100.000000	REDWOOD CITY	CA	94062
286	961141.85	5157.34	0.418718				NEWPORT BEACH	CA	92660
287	47794.07	7355.50	0.338503			100.000000	LOS ANGELES	CA	90019
288	142879.04	10796.07	0.434595				HUNTINGTON BEACH	CA	92648
289	201328.10	12359.87	0.349801				UNIVERSITY PARK	TX	75205
290	47487.46	8117.78	0.432790			100.000000	SEATTLE	WA	98144
291	98886.90	6252.16	0.312608			100.000000	PHOENIX	AZ	85028
292	73388.99	5946.93	0.153025				WESTON	MA	02493
293	576858.63	9448.92	0.371924			100.000000	FRISCO	TX	75034
294	80950.23	8567.26	0.187672				RIVER FOREST	IL	60305
295	2498829.62	8092.83	0.084343				AUSTIN	TX	78731
296	116137.35	5593.54	0.344218				BROOKLINE	MA	02445
297	51688.30	6901.42	0.409761				DULUTH	GA	30097
298	120639.69	8800.27	0.253306				CHARLESTOWN	MA	02129
299	299014.15	6131.54	0.302901				MCLEAN	VA	22102
300	164760.57	6962.44	0.091847				GLENCOE	IL	60022
301	118741.68	5829.98	0.171492			100.000000	ALEXANDRIA	VA	22314
302	198955.31	4937.74	0.115278				ARLINGTON	VA	22207
303	141437.54	5291.02	0.259152				Great Falls	VA	22066
304	206400.58	5970.87	0.182073				UNIVERSITY PARK	TX	75225
305	979960.34	7826.41	0.436823				SEATTLE	WA	98144
306	328010.15	4477.20	0.205729				LOS ALTOS	CA	94024
307	1257013.08	20263.33	0.303950			100.000000	WAKERFIELD	MA	01880
308	614403.62	9737.79	0.311705			100.000000	SAN ANTONIO	TX	78257
309	326705.54	6058.32	0.283585			100.000000	LEXINGTON	MA	02420
310	77802.23	5576.49	0.258630			100.000000	HOUSTON	TX	77025
311	147977.70	5891.94	0.364889				LONG BEACH	CA	90803
312	123143.54	5289.63	0.419709			100.000000	WASHINGTON	DC	20008
313	54759.52	7230.85	0.439484			100.000000	NEWTON	MA	02459
314	351788.88	7182.49	0.218770				BELLAIRE	TX	77401
315	154376.90	5225.27	0.215475			100.000000	REDWOOD CITY	CA	94061
316	108067.68	7234.20	0.153384				NEWTON	MA	02465
317	75764.46	9421.88	0.313683				WELLESLEY	MA	02482
318	320306.41	10412.67	0.350816			100.000000	HINSDALE	IL	60521
319	90662.19	6151.50	0.361853				COLD SPRING	NY	10516
320	1421976.95	9324.99	0.114137			100.000000	CHICAGO	IL	60622
321	170987.71	7404.26	0.324959				PETALUMA	CA	94952
322	86939.05	6793.77	0.335215				SAN JOSE	CA	95148
323	912870.47	6994.56	0.385980			100.000000	ALAMO	CA	94507
324	579441.54	8646.93	0.278694				MISSION HILLS	KS	66208
325	121581.08	6052.42	0.354288				PIEDMONT	CA	94611
326	101992.78	6261.28	0.207270				Chicago	IL	60614
327	3873953.80	7082.36	0.287811			100.000000	DALLAS	TX	75205
328	105092.76	6112.05	0.371215				NEEDHAM	MA	02492
329	433222.60	6437.70	0.193131				FAIRFIELD	CT	06824
330	154534.32	7068.28	0.302926				MERCER ISLAND	WA	98040
331	143959.07	4746.93	0.345231				GREAT FALLS	VA	22066
332	323250.31	4962.70	0.257000				PHOENIX	AZ	85048
333	150900.16	5289.29	0.424512				ARCADIA	CA	91006
334	582627.46	8858.66	0.365199			100.000000	ANNAPOLIS	MD	21403
335	3298988.30	13462.13	0.296824				BERMUDA DUNES	CA	92203
336	420129.64	8370.37	0.319726				CUPERTINO	CA	95014
337	146903.44	20993.26	0.420263				MORGANVILLE	NJ	07751
338	1010097.32	6288.45	0.281489				MENLO PARK	CA	94025
339	398100.58	6181.36	0.311875				MERCER ISLAND	WA	98040
340	36777.71	4707.71	0.425690				DEL MAR	CA	92014
341	76073.51	5592.09	0.154102				LINCOLN	MA	01773
342	195037.59	8102.94	0.380963			100.000000	LUCAS	TX	75002
343	243852.25	10576.85	0.157176				LOS ANGELES	CA	91423
344	517530.00	11381.87	0.136418				LITTLE ROCK	AR	72207
345	422457.25	5881.30	0.193080				OAK HILL	VA	20171
346	77105.17	4395.22	0.211760				REDWOOD CITY	CA	94062
347	83452.75	6374.67	0.312499				DEERFIELD	IL	60015
348	175321.58	5019.86	0.399225			100.000000	ALAMO HEIGHTS	TX	78209
349	249193.28	3748.62	0.292222				LA JOLLA	CA	92037
350	253159.41	8898.89	0.333933			100.000000	LORTON	VA	22079
351	59752.44	6853.60	0.401194				SUMMIT	NJ	07901
352	220995.42	6889.99	0.437395				DANVILLE	CA	94506
353	44924.27	5170.32	0.235309				Bethesda	MD	20817
354	1382363.24	8970.47	0.421207				BRECKENRIDGE	CO	80424
355	247132.05	5542.17	0.108810				BARRINGTON	RI	02806
356	4457181.58	8317.75	0.397704				LOS ANGELES	CA	90292
357	246884.97	8675.46	0.385878			100.000000	RANCHO CUCAMONGA	CA	91737
358	91302.49	6041.19	0.323440				MORGAN HILL	CA	95037
359	319170.90	6804.25	0.410726				PALO ALTO	CA	94301
360	380316.17	5299.54	0.311460				SAN FRANCISCO	CA	94114
361	211762.98	5986.75	0.392859				LAGUNA BEACH	CA	92651
362	1416214.09	12147.07	0.412231				LOS GATOS	CA	95032
363	166527.47	5337.83	0.206293				EDGEWATER	MD	21037
364	811323.39	7302.67	0.271287				ASHBURN	VA	20148
365	174898.27	10273.58	0.293531				LAGUNA HILLS	CA	92653
366	94158.61	7768.04	0.366947			100.000000	SEATTLE	WA	98136
367	93644.73	4663.35	0.260482				OAK PARK	CA	91377
368	60523.44	4614.98	0.429198				SAN DIEGO	CA	92131
369	60569.08	7960.71	0.205250				BETHESDA	MD	20814
370	237112.12	5073.92	0.338261				VIRGINIA BEACH	VA	23451
371	571317.53	5397.15	0.107943				MILL VALLEY	CA	94941
372	788281.81	8845.43	0.425213			100.000000	MOORPARK	CA	93021
373	44986.47	4935.01	0.375591				ROCKVILLE	MD	20850
374	83530.21	5004.49	0.398028				NEWPORT BEACH	CA	92625
375	88370.70	6160.96	0.275169				NEW YORK	NY	10031
376	84105.42	4272.14	0.270253				FOSTER CITY	CA	94404
377	483455.06	4848.71	0.109636				SANTA MONICA	CA	90405
378	56802.98	6553.43	0.446353				BOULDER	CO	80304
379	510016.00	5694.83	0.510552				DALLAS	TX	75225
380	101414.50	3981.20	0.298530				WASHINGTON	DC	20016
381	72796.53	4792.28	0.404981				SAN CARLOS	CA	94070
382	103987.55	6692.44	0.087269				NEWPORT BEACH	CA	92660
383	56913.66	7341.37	0.290031			100.000000	CHICAGO	IL	60625
384	274620.20	5614.52	0.484254				SAN MATEO	CA	94402
385	84954.85	4440.07	0.189726				STUDIO CITY	CA	91604
386	26387.26	3574.50	0.416515				SAN DIEGO	CA	92103
387	78000.25	4662.31	0.314490				ALEXANDRIA	VA	22302
388	67609.13	4350.43	0.372894			100.000000	NAPA	CA	94558
389	391115.18	4818.91	0.389560				LOS ALTOS	CA	94024
390	107803.33	5089.61	0.408206				STUART	FL	34996
391	111866.69	5311.76	0.294791				RENTON	WA	98056
392	327538.71	6223.49	0.266721			100.000000	BLOOMFIELD HILLS	MI	48302
393	314907.78	4950.36	0.282000				LAKE OSWEGO	OR	97034
394	123098.99	6117.27	0.287936				DEL MAR	CA	92014
395	83906.31	4639.92	0.416728				REDONDO BEACH	CA	90278
396	133765.16	7296.09	0.407025			100.000000	IVINS	UT	84738
397	45063.67	6954.56	0.406414			100.000000	Pleasanton	CA	94566
398	73867.29	5402.41	0.246845				MEDFIELD	MA	02052
399	67608.60	6358.30	0.254298				SIMI VALLEY	CA	93065
400	63627.94	4237.87	0.428068			100.000000	LONGBOAT	FL	34228
401	171356.50	6343.27	0.340008				SANTA CRUZ	CA	95060
402	293894.71	8340.64	0.159530			100.000000	ANDOVER	MA	01810
403	505197.98	4648.67	0.460904				LOS ALTOS	CA	94024
404	120650.61	4676.72	0.283502			100.000000	RIDGEFIELD	CT	06877
405	181004.15	5409.26	0.131194				BOULDER	CO	80305
406	486037.95	5958.54	0.370336				PALO ALTO	CA	94306
407	54906.89	4764.66	0.404598				ENCINITAS	CA	92024
408	248643.99	4602.56	0.394534				WEST RIVER	MD	20778
409	99264.54	4647.09	0.406481			79.068300	MOUNTAIN VIEW	CA	94041
410	540972.07	5779.90	0.355686			100.000000	CUPERTINO	CA	95014
411	28017.40	5126.12	0.282151				CORTE MADERA	CA	94925
412	174041.05	5974.54	0.311715				PRAIRIE VILLAGE	KS	66207
413	138376.00	6076.01	0.444478				RICHMOND	VA	23229
414	61110.08	4633.36	0.308891				WEST PORT	CT	06880
415	143099.43	5240.07	0.397980				WELLESLEY	MA	02481
416	56154.82	4078.64	0.419305				CORONADO	CA	92118
417	280405.47	8940.13	0.214563			100.000000	BIRMINGHAM	MI	48009
418	122833.23	4624.09	0.176459				GREENWICH	CT	06831
419	458906.74	6018.23	0.234960				NEW YORK	NY	10023
420	97124.09	4909.27	0.363742				NEWBURY PARK	CA	91320
421	128064.92	5362.71	0.216441				SHORT HILLS	NJ	07078
422	544692.45	6539.76	0.341205				CARLSBAD	CA	92009
423	128715.25	4950.47	0.396040				CHICAGO	IL	60614
424	118424.33	4662.08	0.279725				WESTPORT	CT	06880
425	145366.62	4887.06	0.183496				NORTHBROOK	IL	60062
426	233736.60	5641.98	0.390320				REISTERSTOWN	MD	21136
427	84420.57	6546.63	0.227615			100.000000	ATLANTA	GA	30307
428	265090.75	8005.22	0.290206				BELMONT	MA	02478
429	49404.40	4173.00	0.294565				NASHVILLE	TN	37205
430	167450.58	8070.70	0.293294				PLANTATION	FL	33324
431	144726.21	7120.45	0.411955				SANTEE	CA	92071
432	44819.61	4831.79	0.233831			100.000000	CONCORD	MA	01742
433	515041.99	5370.09	0.197660				OAK PARK	IL	60302
434	357893.64	6105.86	0.425908				ANNAPOLIS	MD	21403
435	119786.20	4819.70	0.467120				NEWTON CENTER	MA	02459
436	88027.62	3767.46	0.445219				GARDNERVILLE	NV	89460
437	113305.09	7763.03	0.202450			100.000000	RESTON	VA	20194
438	192389.45	4727.60	0.254749				ST MICHAELS	MD	21663
439	86361.29	4352.67	0.307247			100.000000	SAN CLEMENTE	CA	92673
440	148601.01	4684.87	0.325209				WAXHAW	NC	28173
441	92755.14	4542.49	0.374026				LOOMIS	CA	95650
442	158849.17	4547.75	0.363946				CARLSBAD	CA	92009
443	195157.34	4155.78	0.426234				MURRIETA	CA	92562
444	332148.97	7188.15	0.392081				NORTH EASTON	MA	02356
445	238941.14	6491.83	0.346231				WALTHAM	MA	02451
446	45695.23	4009.77	0.240586				BROOKLYN	NY	11211
447	202952.53	4635.19	0.264717				POTOMAC	MD	20854
448	558272.17	6610.64	0.317311			100.000000	APEX	NC	27539
449	170534.31	6073.17	0.373678				CHICAGO	IL	60647
450	115455.78	6342.00	0.164843				GROSSE POINTE FARMS	MI	48236
451	171193.72	3971.58	0.381272			65.105500	LOS ANGELES	CA	90034
452	68348.27	9865.47	0.369955				FORT WORTH	TX	76126
453	139875.01	5366.65	0.309692				SANTEE	CA	92071
454	49094.92	4404.41	0.211412				WAXHAW	NC	28173
455	183099.71	5090.46	0.225049			100.000000	DALLAS	TX	75214
456	89452.35	5713.13	0.322725				COLUMBIA	MD	21044
457	614695.50	5896.60	0.193861				MALVERN	PA	19355
458	380617.77	9878.75	0.415207				SEATTLE	WA	98126
459	87324.34	4219.86	0.281324				EVANSTON	IL	60201
460	103277.36	4433.75	0.398184				NEW YORK	NY	10003
461	288737.98	6212.85	0.264944			100.000000	SAN ANSELMO	CA	94960
462	49530.72	6506.63	0.134910				NEW MEADOWS	ID	83654
463	205530.26	4157.68	0.149067				ELMHURST	IL	60126
464	787760.22	8258.10	0.332057			100.000000	NICHOLASVILLE	KY	40356
465	25824.04	4267.19	0.222636				WELLESLEY	MA	02481
466	400624.97	5773.19	0.300292				CANYON LAKE	CA	92587
467	157690.42	4000.94	0.259521				DENVER	CO	80206
468	53497.09	4269.06	0.204915				NEWTON	MA	02460
469	446779.97	5593.02	0.171193				GEORGETOWN	TX	78628
470	292954.84	9224.79	0.323077				HERNDON	VA	20171
471	96823.03	3971.80	0.157824				WEST LINN	OR	97068
472	378375.39	4409.36	0.210472				LA JOLLA	CA	92037
473	34809.95	3803.69	0.253579				SAN DIEGO	CA	92130
474	156009.06	5872.27	0.379168			100.000000	CAMBRIDGE	MA	02140
475	59347.33	8249.44	0.396833			100.000000	CEDAR PARK	TX	78613
476	361161.59	4294.77	0.130474			100.000000	CORONA	CA	92881
477	164548.57	6389.34	0.209182			100.000000	SEATTLE	WA	98118
478	116470.55	6756.77	0.439108				FAIR OAKS	CA	95628
479	343403.10	5333.82	0.337413			100.000000	MIAMI	FL	33138
480	520930.04	7155.27	0.403679			100.000000	SHERBORN	MA	01770
481	179174.24	2879.45	0.314381				PETALUMA	CA	94952
482	263135.01	3485.59	0.237936			100.000000	HOUSTON	TX	77055
483	95751.28	4404.36	0.121805				HENDERSON	NV	89052
484	256442.55	3196.31	0.331776				LOOMIS	CA	95650
485	50506.59	3607.43	0.204381				FRANKLIN	TN	37067
486	753952.53	6735.71	0.166565				CHESTERFIELD	MO	63005
487	116506.07	3582.53	0.224146			100.000000	BOULDER	CO	80302
488	138033.78	5457.37	0.151611			100.000000	HOUSTON	TX	77057
489	50302.18	5258.84	0.394413				LAKE FOREST	IL	60045
490	2925189.91	11204.96	0.341190				NEW YORK	NY	10004
491	83024.46	5246.45	0.367227				HIGHLAND PARK	IL	60035
492	33415.83	7045.66	0.224114				BLOOMFIELD HILLS	MI	48304
493	76229.08	7076.70	0.212301			100.000000	BRENTWOOD	TN	37027
494	61420.61	3858.08	0.146845				COLUMBIA	MD	21044
495	490873.84	5552.04	0.251272			100.000000	DALLAS	TX	75205
496	69254.63	5567.27	0.197430				DAVIS	CA	95618
497	173383.81	5540.92	0.404937			100.000000	FALLS CHURCH	VA	22041
498	208387.36	3401.92	0.211396			100.000000	VIRGINIA BEACH	VA	23454
499	52762.74	3976.61	0.210243				SHREWSBURY	MA	01545
500	290849.56	4053.82	0.324306			100.000000	WINTER PARK	FL	32789
501	59746.05	6177.00	0.364877				DRIPPING SPRINGS	TX	78620
502	814571.31	4694.45	0.169883				LEWISVILLE	NC	27023
503	386916.06	9826.72	0.213309				ANDOVER	MA	01810
504	25157.24	4847.34	0.321890			100.000000	DALLAS	TX	75205
505	110188.95	7782.51	0.430635			100.000000	COLUMBIA	MD	21044
506	81044.58	4242.04	0.257983				EDGEWATER	MD	21037
507	138358.36	5948.23	0.356894				PROVIDENCE	RI	02906
508	227875.48	5169.59	0.269718				DALLAS	TX	75225
509	112011.57	3249.98	0.218117				HINSDALE	IL	60521
510	56470.56	3196.40	0.071785				CARMICHAEL	CA	95608
511	160461.58	3469.64	0.290817				BROOKLYN	NY	11217
512	284673.05	8224.39	0.323536				SEATTLE	WA	98109
513	47134.99	5244.95	0.407412				PROVINCETOWN	MA	02657
514	137165.34	4922.21	0.262518				HOUSTON	TX	77030
515	284242.40	3802.03	0.265254				GLENVIEW	IL	60025
516	299123.58	5453.45	0.401481			100.000000	MARIETTA	GA	30068
517	73546.24	6603.94	0.329821			100.000000	CENTENNIAL	CO	80016
518	53982.32	3989.28	0.354602				CHAPEL HILL	NC	27516
519	270355.52	3764.78	0.317171				GRASS VALLEY	CA	95945
520	1898889.69	5643.91	0.269078				MORRISON	CO	80465
521	126367.72	8522.10	0.255663				NEW YORK	NY	10024
522	97234.72	3677.12	0.257095				BETHESDA	MD	20817
523	283062.24	5048.75	0.318869				CLARENDON HILLS	IL	60514
524	95660.08	7692.78	0.417196				HOUSTON	TX	77055
525	251339.22	5494.58	0.294622				WAYLAND	MA	01778
526	43854.90	3245.94	0.195092				LYNDEN	WA	98264
527	50140.38	4201.18	0.365665				LAKE OSWEGO	OR	97034
528	65086.12	6874.48	0.373613				FLOWER MOUND	TX	75022
529	65229.17	4796.26	0.219757				OAK PARK	IL	60302
530	418579.12	4854.37	0.216162				PHOENIX	AZ	85050
531	312417.26	4256.17	0.340720				LEXINGTON	MA	02421
532	197752.38	4879.64	0.446181				BAY VILLAGE	OH	44140
533	178954.42	3150.26	0.214719				RIVERSIDE	CA	92506
534	102912.49	4941.51	0.431053				LITTLE RIVER	CA	95456
535	164021.30	3645.68	0.239851				Brookline	MA	02467
536	279414.73	6642.87	0.265715			100.000000	KATY	TX	77494
537	76138.31	3898.10	0.311848			100.000000	PARKER	CO	80134
538	471828.26	4511.73	0.310283				MANHASSET	NY	11030
539	21732.35	4269.57	0.369187				LEWES	DE	19958
540	117624.17	4095.14	0.299678				GLENVIEW	IL	60025
541	47115.86	2910.32	0.222179			100.000000	BROOKLINE	MA	02446
542	40143.99	4079.83	0.419340				RIVERSIDE	CA	92504
543	195880.65	3351.76	0.372418			100.000000	FAIRFAX	VA	22030
544	45810.13	3223.94	0.303636				SHREWSBURY	MA	01545
545	60535.14	4733.42	0.210374			100.000000	SOUTH BEND	IN	46614

	123	124	125	126	127	128	129	130	131	132
	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type
1	1	1		4900000.00	3	20130306
2	1	1	790000.00	792000.00	3	20130227
3	1	1	725000.00	725000.00	3	20130221
4	1	1		600000.00	3	20130215
5	7	1		1500000.00	3	20130227
6	1	1		1000000.00	3	20130221
7	1	1		810000.00	3	20130213
8	7	1		1020000.00	3	20130223
9	7	1	850000.00	850000.00	3	20130225
10	1	1	1735000.00	1735000.00	3	20130301
11	1	1		1125000.00	3	20130228
12	1	1		715000.00	3	20130213
13	1	1		2250000.00	3	20130127
14	7	1	817500.00	820000.00	3	20130305
15	7	1	787151.02	790000.00	3	20130228
16	7	1		805000.00	3	20130114
17	1	1	880000.00	880000.00	3	20130216
18	1	1	1085000.00	1085000.00	3	20130223
19	1	1		1275000.00	3	20121120
20	1	1		900000.00	3	20130211
21	1	1	1042000.00	1050000.00	3	20130304
22	1	1	850000.00	850000.00	3	20130222
23	1	1		1350000.00	3	20130220
24	1	1		2500000.00	3	20130214
25	1	1		905000.00	3	20130211
26	1	1		1700000.00	3	20130301
27	1	1		910000.00	3	20130212
28	1	1	1335000.00	1335000.00	3	20130225
29	7	1	653000.00	658000.00	3	20130215
30	1	1	1252000.00	1252000.00	3	20130221
31	1	2	700000.00	700000.00	3	20130211
32	1	1	1150000.00	1150000.00	3	20130225
33	1	1		1150000.00	3	20130206
34	6	1	1150000.00	1150000.00	3	20130220
35	1	1		1050000.00	3	20130214
36	1	1		1700000.00	3	20130116
37	1	1	1100000.00	1100000.00	3	20130214
38	7	1	1060000.00	1100000.00	3	20130225
39	7	1	1525900.00	1526000.00	3	20130131
40	1	1		900000.00	3	20130201
41	1	1		1575000.00	3	20130216
42	7	1	889738.00	907500.00	3	20130216
43	1	1		705000.00	3	20121204
44	7	1	870000.00	870000.00	3	20130220
45	7	1		1200000.00	3	20130206
46	1	1		1015000.00	3	20130304
47	1	2		1005000.00	3	20130218
48	12	1	1285000.00	1300000.00	3	20130212
49	7	1	1175000.00	1175000.00	3	20130212
50	7	1	829000.00	830000.00	3	20130211
51	1	1	805000.00	805000.00	3	20130218
52	1	1	2161250.00	2200000.00	3	20130225
53	1	1		1800000.00	3	20130110
54	1	1		725000.00	3	20130219
55	1	1	700000.00	720000.00	3	20130226
56	1	1		2300000.00	3	20130208
57	1	1		750000.00	3	20130211
58	1	1	839900.00	845000.00	3	20130221
59	1	1		700000.00	3	20130211
60	7	1		1500000.00	3	20130205
61	1	1		800000.00	3	20130226
62	1	1		1100000.00	3	20130219
63	1	1	1075000.00	1080000.00	3	20130213
64	1	1	1270000.00	1280000.00	3	20130215
65	1	1		1350000.00	3	20130204
66	1	1	866000.00	865000.00	3	20130212
67	1	1	1285000.00	1290000.00	3	20130211
68	1	1	759000.00	760000.00	3	20130212
69	7	1		730000.00	3	20130207
70	3	1		920000.00	3	20130111
71	1	1		950000.00	3	20130204
72	1	1		700000.00	3	20130221
73	7	1	616000.00	619000.00	3	20130212
74	1	1		1615000.00	3	20130220
75	7	1		795000.00	3	20130219
76	1	2		1200000.00	3	20121128
77	1	1		1800000.00	3	20130218
78	1	1		1350000.00	3	20130213
79	1	1	985000.00	1060000.00	3	20130208
80	7	1		800000.00	3	20130212
81	1	1		1115000.00	3	20130219
82	7	1		900000.00	3	20130213
83	7	1		2500000.00	3	20130220
84	1	1		1300000.00	3	20121221
85	1	1	833000.00	816000.00	3	20130207
86	1	1		1050000.00	3	20130208
87	1	1		1350000.00	3	20130211
88	1	1		1450000.00	3	20130130
89	1	1		1260000.00	3	20130212
90	1	1		860000.00	3	20130125
91	1	1		800000.00	3	20130208
92	7	1		1070000.00	3	20130213
93	1	1		975000.00	3	20130205
94	1	1	742236.00	745000.00	3	20130219
95	1	1		2150000.00	3	20130211
96	12	1		1130000.00	3	20130207
97	7	1		998000.00	3	20130204
98	1	1		1200000.00	3	20130204
99	1	1		750000.00	3	20130212
100	2	1		940000.00	3	20130130
101	7	1		1300000.00	3	20130213
102	1	1		875000.00	3	20121218
103	7	1		1300000.00	3	20130203
104	7	1		935000.00	3	20130208
105	7	1		1750000.00	3	20130211
106	7	1		580000.00	3	20130122
107	7	1		1265000.00	3	20130212
108	3	1	780000.00	780000.00	3	20130207
109	1	1		1010000.00	3	20130213
110	1	1		4300000.00	3	20130201
111	1	1		1830000.00	3	20130204
112	1	1		1350000.00	3	20130126
113	1	1		1200000.00	3	20130215
114	1	1	865500.00	887000.00	3	20130221
115	1	1		760000.00	3	20121117
116	1	1		870000.00	3	20130210
117	1	1	1250800.00	1251000.00	3	20130131
118	1	1		1260000.00	3	20130207
119	1	1		1200000.00	3	20130123
120	2	1		700000.00	3	20121208
121	12	1		1375000.00	3	20130131
122	3	1	662000.00	662000.00	3	20130130
123	1	1		925000.00	3	20130124
124	7	1	1470000.00	1375000.00	3	20130123
125	1	1		774000.00	3	20130124
126	1	1		810000.00	3	20130123
127	1	1		730000.00	3	20130208
128	1	1		1800000.00	3	20130125
129	7	1		1000000.00	3	20130123
130	7	1		1600000.00	3	20130129
131	1	1		1375000.00	3	20130219
132	1	1		1200000.00	3	20121220
133	1	1		1310000.00	3	20130122
134	7	1		2235000.00	3	20130115
135	1	1		1600000.00	3	20130121
136	1	1		2850000.00	3	20130210
137	1	1		1250000.00	3	20130129
138	4	1		2175000.00	3	20130211
139	7	1		800000.00	3	20130205
140	1	1		2350000.00	3	20130201
141	1	2		781000.00	3	20121228
142	1	2	950000.00	975000.00	3	20130204
143	12	1		900000.00	3	20130208
144	1	1		1250000.00	3	20130206
145	1	1		1300000.00	3	20130128
146	7	1		1015000.00	3	20130125
147	1	1		1600000.00	3	20130126
148	1	1		1475000.00	3	20130131
149	1	1		1150000.00	3	20130113
150	7	1		1250000.00	3	20130121
151	6	1	729000.00	745000.00	3	20121214
152	1	1		850000.00	3	20130108
153	1	1		1115000.00	3	20130116
154	7	1	1467629.00	1468000.00	3	20130110
155	7	1		1200000.00	3	20130107
156	7	1		920000.00	3	20130112
157	7	1		1200000.00	3	20121122
158	7	1		550000.00	3	20130117
159	1	1		1175000.00	3	20130103
160	13	1		1100000.00	3	20130111
161	4	1		3600000.00	3	20121220
162	1	1	1225000.00	1230000.00	3	20121120
163	1	1		2700000.00	3	20130102
164	7	1		882000.00	3	20121204
165	1	1		1750000.00	3	20130117
166	1	1		1700000.00	3	20130112
167	1	1		2575000.00	3	20130211
168	1	1		1710000.00	3	20130114
169	7	1		925000.00	3	20130103
170	7	1		1750000.00	3	20121203
171	7	1		2400000.00	3	20130119
172	1	1		1050000.00	3	20130209
173	1	1		1390000.00	3	20121116
174	1	1		2600000.00	3	20121218
175	3	1		1110000.00	3	20120822
176	1	1		1476000.00	3	20121204
177	1	1		1050000.00	3	20130108
178	7	1	978000.00	930000.00	3	20121107
179	1	1		1500000.00	3	20130204
180	1	1		2100000.00	3	20130125
181	1	1	5700000.00	5700000.00	3	20130214
182	7	1		4375000.00	3	20130212
183	1	1		3000000.00	3	20130114
184	1	1		2600000.00	3	20130122
185	1	1		2200000.00	3	20121212
186	12	1	2100000.00	2100000.00	3	20130104
187	1	1		2600000.00	3	20130110
188	1	1		3000000.00	3	20130122
189	1	1		2734000.00	3	20130122
190	1	1		2400000.00	3	20130122
191	1	1	2065000.00	2100000.00	3	20130118
192	7	1		1944000.00	3	20130212
193	1	1		2700000.00	3	20130123
194	2	1	2150000.00	2150000.00	3	20130109
195	1	1		2500000.00	3	20130216
196	1	1		2400000.00	3	20130131
197	1	1		3500000.00	3	20121228
198	1	1		3200000.00	3	20130209
199	1	1	1800000.00	1800000.00	3	20130219
200	1	2	1755000.00	1850000.00	3	20130125
201	1	1		1750000.00	3	20130222
202	1	1		3700000.00	3	20130111
203	7	1		3200000.00	3	20130129
204	1	2		4750000.00	3	20130125
205	1	1		1700000.00	3	20130211
206	1	1		1775000.00	3	20130206
207	1	2	1750000.00	1750000.00	3	20130208
208	7	1	1620000.00	1685000.00	3	20130123
209	7	2	1700000.00	1700000.00	3	20130210
210	3	2	1805000.00	1805000.00	3	20121218
211	1	1		1590000.00	3	20121228
212	1	1	1540000.00	1540000.00	3	20130224
213	1	1	1440000.00	1500000.00	3	20130219
214	1	1		2100000.00	3	20130131
215	1	1		1890000.00	3	20130129
216	1	1		3000000.00	3	20130124
217	1	1		2280000.00	3	20121231
218	1	1		1675000.00	3	20130130
219	7	1		1450000.00	3	20130212
220	1	1		1850000.00	3	20130213
221	1	1		2250000.00	3	20121231
222	1	1		1550000.00	3	20130122
223	2	1		1985000.00	3	20130201
224	7	1		1340000.00	3	20130118
225	1	1		1600000.00	3	20130103
226	1	1	1250000.00	1325000.00	3	20130204
227	7	1		1500000.00	3	20130112
228	7	2		1927000.00	3	20121113
229	1	1		1310000.00	3	20130128
230	3	1		1800000.00	3	20121211
231	1	1		1685000.00	3	20121214
232	1	1		2200000.00	3	20121217
233	1	1		1450000.00	3	20130205
234	7	1		1430000.00	3	20121129
235	1	1		1325000.00	3	20121215
236	1	1		1375000.00	3	20121203
237	1	1		2200000.00	3	20130206
238	1	1		1650000.00	3	20130116
239	1	1		3970000.00	3	20130105
240	1	1		1425000.00	3	20130130
241	1	1	1225850.00	1226000.00	3	20130201
242	3	1		1400000.00	3	20130128
243	1	1		1350000.00	3	20130222
244	1	1	1300000.00	1250700.00	3	20130215
245	1	1		1300000.00	3	20121205
246	1	1		1768000.00	3	20130130
247	1	1		1750000.00	3	20130201
248	4	1	1200000.00	1200000.00	3	20130121
249	1	1		1200000.00	3	20130131
250	1	1	1199000.00	1200000.00	3	20130212
251	1	1		1200000.00	3	20130208
252	1	1		1300000.00	3	20130118
253	1	1		1300000.00	3	20130203
254	7	1		1675000.00	3	20130117
255	1	1		1600000.00	3	20130130
256	1	1		1175000.00	3	20121222
257	7	1		1175000.00	3	20130124
258	1	1		1410000.00	3	20130207
259	1	1		2100000.00	3	20130114
260	1	1		1175000.00	3	20130205
261	1	1	1160000.00	1165000.00	3	20130222
262	2	1	1325000.00	1325000.00	3	20121212
263	7	1	1157500.00	1165000.00	3	20130128
264	7	1		1300000.00	3	20130129
265	1	1		1265000.00	3	20130222
266	7	1	1150000.00	1150000.00	3	20130213
267	1	1		1475000.00	3	20130204
268	7	1	1250000.00	1250000.00	3	20121219
269	1	1		1550000.00	3	20130206
270	1	1		2530000.00	3	20130213
271	1	1		1107500.00	3	20130125
272	1	1		1385000.00	3	20130209
273	3	1	1600000.00	1600000.00	3	20121207
274	1	1		1345000.00	3	20130215
275	7	2		1375000.00	3	20130110
276	1	1		1100000.00	3	20130125
277	1	1	1475000.00	1475000.00	3	20130219
278	12	1	1250000.00	1275000.00	3	20130130
279	7	1		1400000.00	3	20121229
280	1	1		1198000.00	3	20121218
281	1	1		1110000.00	3	20120123
282	1	1		1440000.00	3	20130206
283	1	1		1500000.00	3	20130201
284	7	1		3500000.00	3	20130108
285	1	1	1450000.00	1450000.00	3	20130219
286	7	1		2120000.00	3	20130212
287	1	1	1055000.00	1080000.00	3	20130116
288	7	1		1550000.00	3	20130131
289	1	1		1257500.00	3	20130205
290	1	1	1040000.00	1050000.00	3	20130207
291	1	1	1035000.00	1250000.00	3	20130212
292	1	1		1160000.00	3	20130102
293	7	1	1100000.00	1100000.00	3	20130226
294	1	1		1100000.00	3	20130122
295	7	1		1100000.00	3	20130108
296	1	1		1275000.00	3	20130109
297	7	1		1050000.00	3	20130131
298	12	1		1225000.00	3	20121107
299	1	1		1575000.00	3	20121205
300	1	1		1425000.00	3	20130201
301	12	1	1015000.00	1021000.00	3	20130206
302	1	1		1150000.00	3	20130129
303	7	1		1300000.00	3	20121103
304	1	1		1070000.00	3	20130213
305	1	1		3900000.00	3	20130117
306	12	1		2205000.00	3	20130215
307	1	1	1000000.00	1000000.00	3	20130220
308	7	1	1275000.00	1300000.00	3	20130212
309	1	1	1600000.00	1600000.00	3	20130206
310	1	1	1065000.00	1075000.00	3	20130208
311	1	1		1025000.00	3	20130126
312	1	1	995000.00	1025000.00	3	20130117
313	1	1	995000.00	1050000.00	3	20130110
314	1	1		1060000.00	3	20130118
315	1	1	988000.00	995000.00	3	20130218
316	1	1		3300000.00	3	20130109
317	1	1		1825000.00	3	20121127
318	1	1	975000.00	975000.00	3	20130112
319	1	1		1300000.00	3	20121105
320	1	1	2275000.00	2275000.00	3	20130128
321	1	1		1160000.00	3	20130205
322	1	1		1265000.00	3	20130221
323	7	1	1100848.00	1125000.00	3	20130130
324	7	1		1300000.00	3	20130119
325	1	1		1350000.00	3	20130214
326	3	1		1200000.00	3	20130118
327	7	1	1020000.00	1037000.00	3	20130220
328	1	1		1075000.00	3	20130201
329	1	1		1300000.00	3	20130207
330	1	1		1600000.00	3	20130124
331	7	1		1050000.00	3	20130206
332	7	1		1200000.00	3	20130215
333	1	1		1500000.00	3	20121218
334	7	1	940000.00	950000.00	3	20130214
335	1	2		3000000.00	3	20121114
336	1	1		1550000.00	3	20121222
337	1	1		1300000.00	3	20130213
338	1	1		2000000.00	3	20130207
339	1	1		1065000.00	3	20130123
340	1	1		1250000.00	3	20130128
341	1	1		1000000.00	3	20121203
342	7	1	924177.71	945000.00	3	20130214
343	1	1		1500000.00	3	20130201
344	1	1		1050000.00	3	20121210
345	7	1		1225000.00	3	20130119
346	1	1		1325000.00	3	20130101
347	1	1		1100000.00	3	20130126
348	1	1	909000.00	940000.00	3	20130211
349	3	1		1000000.00	3	20130213
350	7	1	905000.00	910000.00	3	20130213
351	1	1		1210000.00	3	20130121
352	7	1		900000.00	3	20130130
353	1	1		1075000.00	3	20130123
354	7	1		1030000.00	3	20130114
355	1	1		898000.00	3	20121222
356	7	1		1900000.00	3	20130204
357	1	1	897750.00	945000.00	3	20130126
358	1	1		950000.00	3	20130212
359	1	1		2460000.00	3	20121210
360	3	1		970000.00	3	20130208
361	1	1		1200000.00	3	20130201
362	1	1		2700000.00	3	20121110
363	3	1		1220000.00	3	20130206
364	7	1		1175000.00	3	20130204
365	7	1		1250000.00	3	20130124
366	1	1	885000.00	925000.00	3	20130201
367	7	1		1060000.00	3	20130124
368	7	1		940000.00	3	20130212
369	1	1		1030000.00	3	20130109
370	1	1		875000.00	3	20130129
371	1	1		1257000.00	3	20130122
372	7	1	1159000.00	1159000.00	3	20130214
373	7	1		1020000.00	3	20130103
374	1	1		1800000.00	3	20121229
375	2	1		1320000.00	3	20130114
376	1	1		1150000.00	3	20130211
377	1	1		1415000.00	3	20130211
378	1	1		870000.00	3	20130129
379	1	1		1355000.00	3	20130213
380	1	1		1025000.00	3	20130205
381	1	1		1500000.00	3	20130116
382	7	1		2615000.00	3	20130131
383	1	1	867700.00	875000.00	3	20130214
384	1	1		1550000.00	3	20130107
385	1	1		925000.00	3	20130121
386	1	1		1000000.00	3	20130215
387	1	1		925000.00	3	20121214
388	1	1	857000.00	860000.00	3	20130211
389	1	1		1310000.00	3	20130216
390	1	1		1300000.00	98	20130114
391	7	1		1025000.00	3	20130219
392	1	1	850000.00	925000.00	3	20130219
393	1	1		900000.00	3	20130119
394	3	2		2050000.00	3	20130201
395	1	1		845000.00	3	20130211
396	7	1	940000.00	900000.00	3	20130117
397	1	1	910425.00	915000.00	3	20130204
398	1	1		1100000.00	3	20121220
399	7	1		1150000.00	3	20130202
400	7	1	895000.00	925000.00	3	20130207
401	7	1		1034000.00	3	20130118
402	1	1	840000.00	840000.00	3	20130125
403	1	1		2500000.00	3	20130114
404	7	1	839500.00	840000.00	3	20130116
405	7	1		900000.00	3	20130223
406	1	1		2085000.00	3	20121220
407	1	1		1050000.00	3	20130129
408	1	1		1265000.00	3	20130114
409	1	1	1065000.00	1066000.00	3	20130217
410	1	1	1588000.00	1588000.00	3	20130208
411	7	1		1150000.00	3	20121231
412	7	1		915000.00	3	20130117
413	1	1		1090000.00	3	20130213
414	1	1		1500000.00	3	20130111
415	1	1		1320000.00	3	20121207
416	3	1		1320000.00	3	20130206
417	1	1	825000.00	838000.00	3	20130214
418	1	1		1100000.00	3	20130110
419	2	1		1875000.00	3	20130104
420	7	1		865000.00	3	20130125
421	1	1		820000.00	3	20130122
422	7	1		900000.00	3	20130131
423	1	1		1164000.00	3	20130110
424	1	1		1050000.00	3	20130110
425	1	1		960000.00	3	20130201
426	7	1		1160000.00	3	20121215
427	1	1	809000.00	809000.00	3	20130114
428	1	1		866000.00	3	20121214
429	1	1		925000.00	3	20130201
430	7	1		1100000.00	3	20121211
431	7	1		885000.00	3	20130103
432	1	1	804000.00	804000.00	3	20130205
433	1	1		800000.00	3	20130211
434	1	1		1060000.00	3	20130117
435	1	1		1200000.00	3	20121113
436	1	1		850000.00	3	20130112
437	7	2	850000.00	850000.00	3	20130207
438	1	1		1557000.00	3	20130206
439	7	1	795000.00	800000.00	3	20130204
440	7	1		805000.00	3	20130123
441	1	1		908000.00	3	20130201
442	7	1		1000000.00	3	20130204
443	1	1		1070000.00	3	20130128
444	1	1		875000.00	3	20130103
445	1	1		800000.00	3	20130213
446	3	1		1175000.00	3	20130115
447	12	1		1300000.00	3	20121113
448	7	1	780000.00	780000.00	3	20130212
449	1	1		1052000.00	3	20121222
450	1	1		780000.00	3	20130128
451	1	1	889777.00	890000.00	3	20130212
452	7	1		1020000.00	3	20130206
453	7	1		930000.00	3	20130207
454	7	1		789500.00	3	20130109
455	1	1	777000.00	777000.00	3	20130102
456	7	1		795000.00	3	20121025
457	7	1		990000.00	3	20130123
458	1	1		900000.00	3	20130124
459	1	1		850000.00	3	20130131
460	2	1		760000.00	3	20121205
461	1	1	756500.00	760000.00	3	20130220
462	7	1		972000.00	3	20121025
463	1	1		820000.00	3	20130202
464	7	1	805000.00	805000.00	3	20130207
465	1	1		750000.00	3	20121031
466	7	1		745000.00	3	20121215
467	1	1		1650000.00	3	20130201
468	1	1		885000.00	3	20130128
469	7	1		740000.00	3	20121219
470	7	1		945000.00	3	20130208
471	7	1		800000.00	3	20130121
472	3	1		815000.00	3	20130122
473	1	1		1200000.00	3	20130130
474	3	1	730000.00	730000.00	3	20130117
475	7	1	725000.00	726000.00	3	20130208
476	1	1	830000.00	830000.00	3	20130128
477	1	1	725000.00	725000.00	3	20130112
478	7	1		800000.00	3	20121112
479	1	1	720000.00	720000.00	3	20130220
480	1	1	720000.00	735000.00	3	20121218
481	1	1		1145000.00	3	20121212
482	1	1	724938.00	730000.00	3	20130213
483	7	1		875000.00	3	20130126
484	1	1		900000.00	3	20121227
485	7	1		800000.00	3	20130122
486	7	1		755000.00	3	20130211
487	1	1	965000.00	965000.00	3	20130213
488	7	1	705200.00	720000.00	3	20130212
489	1	1		720000.00	3	20130202
490	4	2		775000.00	3	20121206
491	7	1		900000.00	3	20130116
492	1	1		900000.00	3	20130105
493	7	1	700000.00	700000.00	3	20130201
494	1	1		700000.00	3	20130110
495	1	1	700000.00	700000.00	3	20130221
496	1	1		995000.00	3	20130109
497	1	1	925000.00	925000.00	3	20121227
498	7	1	739000.00	760000.00	3	20130131
499	1	1		725000.00	3	20130218
500	1	1	690000.00	733000.00	3	20130217
501	1	1		745000.00	3	20121016
502	7	1		685000.00	3	20130104
503	1	1		930000.00	3	20121220
504	12	1	680000.00	685000.00	3	20130211
505	7	1	675000.00	680000.00	3	20130206
506	7	1		675000.00	3	20121101
507	1	1		876000.00	3	20121226
508	1	1		780000.00	3	20130211
509	1	1		780000.00	3	20130201
510	1	1		670000.00	3	20130125
511	4	1		675000.00	3	20121205
512	1	1		1020000.00	3	20130208
513	1	1		812000.00	3	20121026
514	1	1		825000.00	3	20130206
515	1	1		745000.00	3	20130117
516	7	1	650000.00	650000.00	3	20130124
517	7	1	645000.00	692000.00	3	20130131
518	7	1		708000.00	3	20130122
519	1	1		750000.00	3	20130116
520	7	1		945000.00	3	20130121
521	2	1		3750000.00	3	20121119
522	1	1		865000.00	3	20130125
523	1	1		1050000.00	3	20130104
524	1	1		690000.00	3	20130201
525	1	1		655000.00	3	20130211
526	1	1		705000.00	3	20130108
527	1	1		710000.00	3	20130208
528	7	1		905000.00	3	20130209
529	1	1		650000.00	3	20130121
530	7	1		700000.00	3	20130221
531	7	1		725000.00	3	20130204
532	1	1		960000.00	3	20130103
533	1	1		825000.00	3	20130119
534	1	1		1270000.00	3	20130109
535	1	1		823000.00	3	20121128
536	7	1	599000.00	600000.00	3	20130211
537	7	1	635000.00	660000.00	3	20130124
538	1	1		955000.00	3	20130118
539	7	1		950000.00	3	20130202
540	1	1		740000.00	3	20130129
541	3	1	569000.00	575000.00	3	20130213
542	1	1		600000.00	3	20121121
543	7	1	690000.00	690000.00	3	20130130
544	1	1		581000.00	3	20130207
545	1	1	550000.00	570000.00	3	20130212

	133	134	135	136	137	138	139	140	141	142
	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name
1				0.427500	0.427500	0	0	0
2				0.800000	0.800000	0	0	0
3				0.800000	0.800000	0	0	0
4				0.784100	0.784100	0	0	0
5				0.631300	0.631300	0	0	0
6				0.600000	0.600000	0	0	0
7				0.733300	0.667900	0	0	0
8				0.676400	0.676400	0	0	0
9				0.800000	0.800000	0	0	0
10				0.600000	0.600000	0	0	0
11				0.680000	0.599100	0	0	0
12				0.794600	0.794600	0	0	0
13				0.518200	0.518200	0	0	0
14				0.800000	0.800000	0	0	0
15				0.799900	0.799900	0	0	0
16				0.750000	0.750000	0	0	0
17				0.800000	0.800000	0	0	0
18				0.750000	0.750000	0	0	0
19				0.650000	0.650000	0	0	0
20				0.647700	0.647700	0	0	0
21				0.800000	0.800000	0	0	0
22				0.800000	0.800000	0	0	0
23				0.600000	0.600000	0	0	0
24				0.200000	0.200000	0	0	0
25				0.789500	0.789500	0	0	0
26				0.552900	0.552900	0	0	0
27				0.791200	0.791200	0	0	0
28				0.749000	0.749000	0	0	0
29				0.800000	0.800000	0	0	0
30				0.678900	0.583000	0	0	0
31				0.750000	0.750000	0	0	0
32				0.800000	0.800000	0	0	0
33				0.796900	0.796900	0	0	0
34				0.565200	0.565200	0	0	0
35				0.570400	0.570400	0	0	0
36				0.538900	0.406600	0	0	0
37				0.800000	0.800000	0	0	0
38				0.800000	0.800000	0	0	0
39				0.537300	0.537300	0	0	0
40				0.630000	0.630000	0	0	0
41				0.749200	0.749200	0	0	0
42				0.799200	0.799200	0	0	0
43				0.792100	0.792100	0	0	0
44				0.800000	0.800000	0	0	0
45				0.693300	0.693300	0	0	0
46				0.800000	0.800000	0	0	0
47				0.494500	0.494500	0	0	0
48				0.642000	0.642000	0	0	0
49				0.553100	0.553100	0	0	0
50				0.800000	0.800000	0	0	0
51				0.800000	0.800000	0	0	0
52				0.555200	0.555200	0	0	0
53				0.611100	0.611100	0	0	0
54				0.748900	0.748900	0	0	0
55				0.800000	0.800000	0	0	0
56				0.765800	0.641300	0	0	0
57				0.598000	0.598000	0	0	0
58				0.781000	0.781000	0	0	0
59				0.800000	0.800000	0	0	0
60				0.583500	0.583500	0	0	0
61				0.725000	0.725000	0	0	0
62				0.545400	0.545400	0	0	0
63				0.800000	0.800000	0	0	0
64				0.669200	0.669200	0	0	0
65				0.649500	0.649500	0	0	0
66				0.800000	0.800000	0	0	0
67				0.750000	0.750000	0	0	0
68				0.682400	0.682400	0	0	0
69				0.712300	0.712300	0	0	0
70				0.733600	0.733600	0	0	0
71				0.650000	0.650000	0	0	0
72				0.721400	0.721400	0	0	0
73				0.745100	0.745100	0	0	0
74				0.427200	0.427200	0	0	0
75				0.793700	0.793700	0	0	0
76				0.561600	0.561600	0	0	0
77				0.370000	0.370000	0	0	0
78				0.724400	0.724400	0	0	0
79				0.800000	0.800000	0	0	0
80				0.800000	0.800000	0	0	0
81				0.496800	0.496800	0	0	0
82				0.608800	0.608800	0	0	0
83				0.260000	0.260000	0	0	0
84				0.735000	0.658000	0	0	0
85				0.800000	0.800000	0	0	0
86				0.702800	0.702800	0	0	0
87				0.666600	0.666600	0	0	0
88				0.603400	0.362000	0	0	0
89				0.636500	0.636500	0	0	0
90				0.645300	0.645300	0	0	0
91				0.581200	0.581200	0	0	0
92				0.785000	0.785000	0	0	0
93				0.700000	0.700000	0	0	0
94				0.798900	0.798900	0	0	0
95				0.325500	0.325500	0	0	0
96				0.750000	0.750000	0	0	0
97				0.749400	0.749400	0	0	0
98				0.700000	0.700000	0	0	0
99				0.744000	0.744000	0	0	0
100				0.563800	0.563800	0	0	0
101				0.679200	0.679200	0	0	0
102				0.693700	0.693700	0	0	0
103				0.739200	0.739200	0	0	0
104				0.581000	0.581000	0	0	0
105				0.540000	0.540000	0	0	0
106				0.800000	0.800000	0	0	0
107				0.524700	0.524700	0	0	0
108				0.750000	0.750000	0	0	0
109				0.634000	0.634000	0	0	0
110				0.459300	0.459300	0	0	0
111				0.489000	0.489000	0	0	0
112				0.657700	0.657700	0	0	0
113				0.797500	0.660000	0	0	0
114				0.676400	0.676400	0	0	0
115				0.778900	0.778900	0	0	0
116				0.684600	0.684600	0	0	0
117				0.799400	0.799400	0	0	0
118				0.766300	0.766300	0	0	0
119				0.686200	0.625000	0	0	0
120				0.700000	0.700000	0	0	0
121				0.501800	0.501800	0	0	0
122				0.800000	0.800000	0	0	0
123				0.749100	0.749100	0	0	0
124				0.750000	0.750000	0	0	0
125				0.652400	0.652400	0	0	0
126				0.691300	0.691300	0	0	0
127				0.787600	0.787600	0	0	0
128				0.695100	0.695100	0	0	0
129				0.800000	0.800000	0	0	0
130				0.433500	0.433500	0	0	0
131				0.523600	0.523600	0	0	0
132				0.800000	0.800000	0	0	0
133				0.530900	0.530900	0	0	0
134				0.600000	0.600000	0	0	0
135				0.428200	0.428200	0	0	0
136				0.350000	0.314900	0	0	0
137				0.649600	0.569600	0	0	0
138				0.407300	0.407300	0	0	0
139				0.800000	0.800000	0	0	0
140				0.423400	0.423400	0	0	0
141				0.617100	0.617100	0	0	0
142				0.700000	0.700000	0	0	0
143				0.611100	0.611100	0	0	0
144				0.795200	0.795200	0	0	0
145				0.576900	0.576900	0	0	0
146				0.747700	0.649200	0	0	0
147				0.700000	0.658700	0	0	0
148				0.677200	0.677200	0	0	0
149				0.680400	0.680400	0	0	0
150				0.508000	0.508000	0	0	0
151				0.800000	0.800000	0	0	0
152				0.652900	0.652900	0	0	0
153				0.700000	0.700000	0	0	0
154				0.749900	0.749900	0	0	0
155				0.511600	0.511600	0	0	0
156				0.800000	0.800000	0	0	0
157				0.727500	0.727500	0	0	0
158				0.800000	0.800000	0	0	0
159				0.510600	0.510600	0	0	0
160				0.566300	0.566300	0	0	0
161				0.277700	0.277700	0	0	0
162				0.800000	0.800000	0	0	0
163				0.474000	0.474000	0	0	0
164				0.791800	0.791800	0	0	0
165				0.702800	0.674200	0	0	0
166				0.411700	0.411700	0	0	0
167				0.580500	0.580500	0	0	0
168				0.742600	0.742600	0	0	0
169				0.700000	0.700000	0	0	0
170				0.410800	0.410800	0	0	0
171				0.590000	0.590000	0	0	0
172				0.748500	0.653300	0	0	0
173				0.513600	0.513600	0	0	0
174				0.750000	0.750000	0	0	0
175				0.652700	0.652700	0	0	0
176				0.676800	0.676800	0	0	0
177				0.666600	0.666600	0	0	0
178				0.700000	0.700000	0	0	0
179				0.570000	0.570000	0	0	0
180				0.783300	0.592800	0	0	0
181				0.438500	0.438500	0	0	0
182				0.480000	0.480000	0	0	0
183				0.666600	0.666600	0	0	0
184				0.576900	0.576900	0	0	0
185				0.752700	0.681800	0	0	0
186				0.714200	0.714200	0	0	0
187				0.560700	0.560700	0	0	0
188				0.485300	0.485300	0	0	0
189				0.531000	0.531000	0	0	0
190				0.749700	0.603900	0	0	0
191				0.700000	0.700000	0	0	0
192				0.738100	0.738100	0	0	0
193				0.530300	0.530300	0	0	0
194				0.651100	0.651100	0	0	0
195				0.687400	0.558000	0	0	0
196				0.572900	0.572900	0	0	0
197				0.393100	0.393100	0	0	0
198				0.485000	0.425700	0	0	0
199				0.750000	0.750000	0	0	0
200				0.750000	0.750000	0	0	0
201				0.750000	0.750000	0	0	0
202				0.354500	0.354500	0	0	0
203				0.399200	0.399200	0	0	0
204				0.268400	0.268400	0	0	0
205				0.750000	0.750000	0	0	0
206				0.700000	0.700000	0	0	0
207				0.700000	0.700000	0	0	0
208				0.750000	0.750000	0	0	0
209				0.700000	0.700000	0	0	0
210				0.650000	0.650000	0	0	0
211				0.733300	0.733300	0	0	0
212				0.750000	0.750000	0	0	0
213				0.798600	0.798600	0	0	0
214				0.540400	0.540400	0	0	0
215				0.596800	0.596800	0	0	0
216				0.623300	0.373300	0	0	0
217				0.482400	0.482400	0	0	0
218				0.650700	0.650700	0	0	0
219				0.750700	0.750700	0	0	0
220				0.583700	0.583700	0	0	0
221				0.466600	0.466600	0	0	0
222				0.670900	0.670900	0	0	0
223				0.516300	0.516300	0	0	0
224				0.746200	0.746200	0	0	0
225				0.750000	0.625000	0	0	0
226				0.800000	0.800000	0	0	0
227				0.666600	0.666600	0	0	0
228				0.518900	0.518900	0	0	0
229				0.763200	0.763200	0	0	0
230				0.555500	0.555500	0	0	0
231				0.593400	0.593400	0	0	0
232				0.454500	0.454500	0	0	0
233				0.792400	0.688900	0	0	0
234				0.783200	0.696500	0	0	0
235				0.749900	0.749900	0	0	0
236				0.723600	0.723600	0	0	0
237				0.450000	0.450000	0	0	0
238				0.600000	0.600000	0	0	0
239				0.248800	0.248800	0	0	0
240				0.689200	0.689200	0	0	0
241				0.799900	0.799900	0	0	0
242				0.700000	0.700000	0	0	0
243				0.724000	0.724000	0	0	0
244				0.779500	0.779500	0	0	0
245				0.745300	0.745300	0	0	0
246				0.544100	0.544100	0	0	0
247				0.635400	0.549700	0	0	0
248				0.800000	0.800000	0	0	0
249				0.800000	0.800000	0	0	0
250				0.800000	0.800000	0	0	0
251				0.794700	0.794700	0	0	0
252				0.780700	0.730700	0	0	0
253				0.730700	0.730700	0	0	0
254				0.567100	0.567100	0	0	0
255				0.588900	0.588900	0	0	0
256				0.800000	0.800000	0	0	0
257				0.800000	0.800000	0	0	0
258				0.665900	0.665900	0	0	0
259				0.445700	0.445700	0	0	0
260				0.794400	0.794400	0	0	0
261				0.800000	0.800000	0	0	0
262				0.700000	0.700000	0	0	0
263				0.800000	0.800000	0	0	0
264				0.710000	0.710000	0	0	0
265				0.727200	0.727200	0	0	0
266				0.800000	0.800000	0	0	0
267				0.613500	0.613500	0	0	0
268				0.720000	0.720000	0	0	0
269				0.578000	0.578000	0	0	0
270				0.452500	0.353700	0	0	0
271				0.808100	0.808100	0	0	0
272				0.646200	0.646200	0	0	0
273				0.551800	0.551800	0	0	0
274				0.728600	0.654200	0	0	0
275				0.639200	0.639200	0	0	0
276				0.800000	0.800000	0	0	0
277				0.593200	0.593200	0	0	0
278				0.700000	0.700000	0	0	0
279				0.687800	0.623500	0	0	0
280				0.728700	0.728700	0	0	0
281				0.778300	0.778300	0	0	0
282				0.595500	0.595500	0	0	0
283				0.566600	0.566600	0	0	0
284				0.692200	0.242800	0	0	0
285				0.586200	0.586200	0	0	0
286				0.399700	0.399700	0	0	0
287				0.800000	0.800000	0	0	0
288				0.654100	0.543200	0	0	0
289				0.664000	0.664000	0	0	0
290				0.800000	0.800000	0	0	0
291				0.800000	0.800000	0	0	0
292				0.713700	0.713700	0	0	0
293				0.750000	0.750000	0	0	0
294				0.750000	0.750000	0	0	0
295				0.750000	0.750000	0	0	0
296				0.645400	0.645400	0	0	0
297				0.780200	0.780200	0	0	0
298				0.669300	0.669300	0	0	0
299				0.677200	0.518500	0	0	0
300				0.571900	0.571900	0	0	0
301				0.800000	0.800000	0	0	0
302				0.704300	0.704300	0	0	0
303				0.620700	0.620700	0	0	0
304				0.750000	0.750000	0	0	0
305				0.268100	0.205900	0	0	0
306				0.476100	0.362800	0	0	0
307				0.800000	0.800000	0	0	0
308				0.627400	0.627400	0	0	0
309				0.500000	0.500000	0	0	0
310				0.750000	0.750000	0	0	0
311				0.777500	0.777500	0	0	0
312				0.800000	0.800000	0	0	0
313				0.800000	0.800000	0	0	0
314				0.750000	0.750000	0	0	0
315				0.800000	0.800000	0	0	0
316				0.390600	0.239000	0	0	0
317				0.567100	0.430100	0	0	0
318				0.800000	0.800000	0	0	0
319				0.600000	0.600000	0	0	0
320				0.340600	0.340600	0	0	0
321				0.664900	0.664900	0	0	0
322				0.608600	0.608600	0	0	0
323				0.699400	0.699400	0	0	0
324				0.592300	0.592300	0	0	0
325				0.650000	0.566600	0	0	0
326				0.637500	0.637500	0	0	0
327				0.750000	0.750000	0	0	0
328				0.709300	0.709300	0	0	0
329				0.583800	0.583800	0	0	0
330				0.475000	0.475000	0	0	0
331				0.723800	0.723800	0	0	0
332				0.630800	0.630800	0	0	0
333				0.503300	0.503300	0	0	0
334				0.800000	0.800000	0	0	0
335				0.250000	0.250000	0	0	0
336				0.483800	0.483800	0	0	0
337				0.573000	0.573000	0	0	0
338				0.373000	0.373000	0	0	0
339				0.694800	0.694800	0	0	0
340				0.592000	0.592000	0	0	0
341				0.736300	0.736300	0	0	0
342				0.796300	0.796300	0	0	0
343				0.490000	0.490000	0	0	0
344				0.700000	0.700000	0	0	0
345				0.600000	0.600000	0	0	0
346				0.552400	0.552400	0	0	0
347				0.661800	0.661800	0	0	0
348				0.800000	0.800000	0	0	0
349				0.726500	0.726500	0	0	0
350				0.800000	0.800000	0	0	0
351				0.597500	0.597500	0	0	0
352				0.800000	0.800000	0	0	0
353				0.716200	0.669700	0	0	0
354				0.700000	0.700000	0	0	0
355				0.800000	0.800000	0	0	0
356				0.377300	0.377300	0	0	0
357				0.799700	0.799700	0	0	0
358				0.752600	0.752600	0	0	0
359				0.392200	0.290600	0	0	0
360				0.735000	0.735000	0	0	0
361				0.594100	0.594100	0	0	0
362				0.263700	0.263700	0	0	0
363				0.581100	0.581100	0	0	0
364				0.604200	0.604200	0	0	0
365				0.566400	0.566400	0	0	0
366				0.800000	0.800000	0	0	0
367				0.666200	0.666200	0	0	0
368				0.750000	0.750000	0	0	0
369				0.791500	0.684400	0	0	0
370				0.800000	0.800000	0	0	0
371				0.556800	0.556800	0	0	0
372				0.603900	0.603900	0	0	0
373				0.686200	0.686200	0	0	0
374				0.388600	0.388600	0	0	0
375				0.528000	0.528000	0	0	0
376				0.606500	0.606500	0	0	0
377				0.562500	0.491800	0	0	0
378				0.800000	0.800000	0	0	0
379				0.512900	0.512900	0	0	0
380				0.678000	0.678000	0	0	0
381				0.463300	0.463300	0	0	0
382				0.492300	0.266100	0	0	0
383				0.800000	0.800000	0	0	0
384				0.447700	0.447700	0	0	0
385				0.750000	0.750000	0	0	0
386				0.690000	0.690000	0	0	0
387				0.743700	0.743700	0	0	0
388				0.800000	0.800000	0	0	0
389				0.522900	0.522900	0	0	0
390				0.525300	0.525300	0	0	0
391				0.664800	0.664800	0	0	0
392				0.800000	0.800000	0	0	0
393				0.755500	0.755500	0	0	0
394				0.330200	0.330200	0	0	0
395				0.798800	0.798800	0	0	0
396				0.750000	0.750000	0	0	0
397				0.741400	0.741400	0	0	0
398				0.611800	0.611800	0	0	0
399				0.584300	0.584300	0	0	0
400				0.750000	0.750000	0	0	0
401				0.650000	0.650000	0	0	0
402				0.800000	0.800000	0	0	0
403				0.268700	0.268700	0	0	0
404				0.799800	0.799800	0	0	0
405				0.744400	0.744400	0	0	0
406				0.369300	0.321300	0	0	0
407				0.635200	0.635200	0	0	0
408				0.527200	0.527200	0	0	0
409				0.624400	0.624400	0	0	0
410				0.418700	0.418700	0	0	0
411				0.578200	0.578200	0	0	0
412				0.724500	0.724500	0	0	0
413				0.607300	0.607300	0	0	0
414				0.441300	0.441300	0	0	0
415				0.501500	0.501500	0	0	0
416				0.500000	0.500000	0	0	0
417				0.800000	0.800000	0	0	0
418				0.600000	0.600000	0	0	0
419				0.350900	0.350900	0	0	0
420				0.760600	0.760600	0	0	0
421				0.796900	0.796900	0	0	0
422				0.800000	0.726100	0	0	0
423				0.558400	0.558400	0	0	0
424				0.714200	0.619000	0	0	0
425				0.676000	0.676000	0	0	0
426				0.558600	0.558600	0	0	0
427				0.800000	0.800000	0	0	0
428				0.745300	0.745300	0	0	0
429				0.697200	0.697200	0	0	0
430				0.585400	0.585400	0	0	0
431				0.728700	0.728700	0	0	0
432				0.800000	0.800000	0	0	0
433				0.800000	0.800000	0	0	0
434				0.747100	0.603700	0	0	0
435				0.532500	0.532500	0	0	0
436				0.750000	0.750000	0	0	0
437				0.750000	0.750000	0	0	0
438				0.409100	0.409100	0	0	0
439				0.800000	0.800000	0	0	0
440				0.790300	0.790300	0	0	0
441				0.697800	0.697800	0	0	0
442				0.634000	0.634000	0	0	0
443				0.590600	0.590600	0	0	0
444				0.716500	0.716500	0	0	0
445				0.781200	0.781200	0	0	0
446				0.539600	0.531900	0	0	0
447				0.481100	0.481100	0	0	0
448				0.800000	0.800000	0	0	0
449				0.593100	0.593100	0	0	0
450				0.800000	0.800000	0	0	0
451				0.699900	0.699900	0	0	0
452				0.629400	0.609800	0	0	0
453				0.668200	0.668200	0	0	0
454				0.786500	0.786500	0	0	0
455				0.800000	0.800000	0	0	0
456				0.781700	0.781700	0	0	0
457				0.626200	0.626200	0	0	0
458				0.686600	0.686600	0	0	0
459				0.722300	0.722300	0	0	0
460				0.800000	0.800000	0	0	0
461				0.800000	0.800000	0	0	0
462				0.618300	0.618300	0	0	0
463				0.731700	0.731700	0	0	0
464				0.745300	0.745300	0	0	0
465				0.797300	0.797300	0	0	0
466				0.800000	0.800000	0	0	0
467				0.360600	0.360600	0	0	0
468				0.670100	0.670100	0	0	0
469				0.800000	0.800000	0	0	0
470				0.624300	0.624300	0	0	0
471				0.737500	0.737500	0	0	0
472				0.720200	0.720200	0	0	0
473				0.488400	0.488400	0	0	0
474				0.800000	0.800000	0	0	0
475				0.800000	0.800000	0	0	0
476				0.698700	0.698700	0	0	0
477				0.800000	0.800000	0	0	0
478				0.720000	0.720000	0	0	0
479				0.800000	0.800000	0	0	0
480				0.800000	0.800000	0	0	0
481				0.502100	0.502100	0	0	0
482				0.789000	0.789000	0	0	0
483				0.700000	0.654200	0	0	0
484				0.634400	0.634400	0	0	0
485				0.712500	0.712500	0	0	0
486				0.752900	0.752900	0	0	0
487				0.585400	0.585400	0	0	0
488				0.800000	0.800000	0	0	0
489				0.781900	0.781900	0	0	0
490				0.729000	0.729000	0	0	0
491				0.728800	0.622200	0	0	0
492				0.622200	0.622200	0	0	0
493				0.800000	0.800000	0	0	0
494				0.800000	0.800000	0	0	0
495				0.800000	0.800000	0	0	0
496				0.691700	0.561000	0	0	0
497				0.600000	0.600000	0	0	0
498				0.750000	0.750000	0	0	0
499				0.762700	0.762700	0	0	0
500				0.800000	0.800000	0	0	0
501				0.739400	0.739400	0	0	0
502				0.800000	0.800000	0	0	0
503				0.586000	0.586000	0	0	0
504				0.800000	0.800000	0	0	0
505				0.800000	0.800000	0	0	0
506				0.800000	0.800000	0	0	0
507				0.730500	0.616400	0	0	0
508				0.691000	0.691000	0	0	0
509				0.689800	0.689800	0	0	0
510				0.800000	0.800000	0	0	0
511				0.791100	0.791100	0	0	0
512				0.710200	0.521500	0	0	0
513				0.650200	0.650200	0	0	0
514				0.636300	0.636300	0	0	0
515				0.747600	0.700600	0	0	0
516				0.800000	0.800000	0	0	0
517				0.800000	0.800000	0	0	0
518				0.725500	0.725500	0	0	0
519				0.750000	0.683300	0	0	0
520				0.535400	0.535400	0	0	0
521				0.134600	0.134600	0	0	0
522				0.583800	0.583800	0	0	0
523				0.481600	0.481600	0	0	0
524				0.729000	0.729000	0	0	0
525				0.763300	0.763300	0	0	0
526				0.707900	0.707900	0	0	0
527				0.700000	0.700000	0	0	0
528				0.547100	0.547100	0	0	0
529				0.759800	0.759800	0	0	0
530				0.700000	0.700000	0	0	0
531				0.771800	0.674400	0	0	0
532				0.509100	0.509100	0	0	0
533				0.591500	0.591500	0	0	0
534				0.381100	0.381100	0	0	0
535				0.750000	0.584100	0	0	0
536				0.799600	0.799600	0	0	0
537				0.750000	0.750000	0	0	0
538				0.497300	0.497300	0	0	0
539				0.492600	0.492600	0	0	0
540				0.727000	0.618900	0	0	0
541				0.800000	0.800000	0	0	0
542				0.756600	0.756600	0	0	0
543				0.650000	0.650000	0	0	0
544				0.765900	0.765900	0	0	0
545				0.800000	0.800000	0	0	0

	143	144	145	146	147	148	149	150	151
	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444
445
446
447
448
449
450
451
452
453
454
455
456
457
458
459
460
461
462
463
464
465
466
467
468
469
470
471
472
473
474
475
476
477
478
479
480
481
482
483
484
485
486
487
488
489
490
491
492
493
494
495
496
497
498
499
500
501
502
503
504
505
506
507
508
509
510
511
512
513
514
515
516
517
518
519
520
521
522
523
524
525
526
527
528
529
530
531
532
533
534
535
536
537
538
539
540
541
542
543
544
545

	152	153	154	155	156	157	158	159	160	161
	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1									10	6
2									10
3									7	5
4									14
5									11
6									0
7									8.75
8									15
9									8.75	5
10									6	15
11									10	10
12									31
13									18	18
14									11
15									12
16									20	25
17									16
18									11
19									43	24
20									12
21									20	20
22									18
23									25	24
24									0
25									15	10
26									19	14
27									21
28									7	9
29									25	30
30									7	0
31									22
32									10
33									10.25
34									32	29
35									23
36									5.25
37									3	7
38									17
39									2	15
40									13
41									10
42									3
43									13	6
44									31.75
45									17
46									18	16
47									27
48									30
49									27	27
50									14.75	9
51									20
52									15
53									35
54									27	17
55									30
56									20
57									20
58									13	5
59									15
60									22
61									10	10
62									21
63									10	11
64									20
65									20
66									10
67									10	5
68									25
69									29
70									12
71									35
72									2	5
73									18.25
74									14	12
75									13
76									20
77									40	37
78									11
79									9
80									20
81									11	12
82									25
83									23
84									0
85									10
86									11	5
87									37
88									30	0
89									10	20
90									13
91									16.5
92									20	18
93									16	12
94									22	23
95									22
96									10
97									25
98									20	20
99									13
100									10	12
101									29
102									17	20
103									35	11
104									7
105									5
106									20
107									20	7
108									6
109									16	20
110									21
111									7
112									11	13
113									20
114									23	20
115									1.5	13
116									15
117									10	0
118									8
119									12
120									25
121									10	20
122									7	5
123									10
124									15	8
125									13.25
126									22.25	12.75
127									17
128									17
129									22
130									4.5
131									13
132									19
133									12
134									22
135									26
136									41	35
137									20	11
138									9	12
139									12
140									0
141									34	18.25
142									0
143									3
144									13
145									20	0
146									31
147									15
148									17
149									16	7
150									9.25	16
151									16	16
152									2.25	6
153									15
154									15	15
155									16
156									15	26
157									34
158									28
159									26
160									16
161									0
162									12	8
163									15	23
164									12
165									13
166									23
167									25	15
168									15
169									1	13
170									0
171									30
172									11
173									7.5	2.5
174									20
175									30
176									13
177									10
178									20
179									31
180									33
181									40
182									15
183									42
184									26
185									20
186									11.25
187									24
188									30
189									26
190									0	6
191									8	12
192									0
193									30
194									19
195									10
196									29
197									17
198									26	26
199									13
200									10
201									8	9
202									10
203									22	22.5
204									30
205									13	10
206									5	5
207									30	30
208									28
209									35
210									22	0
211									11
212									15
213									27	4
214									12	36
215									7
216									20
217									14	14
218									10
219									19
220									8	8.75
221									28
222									20	20
223									20
224									28	26
225									22	20
226									3
227									10	10
228									12	12
229									24	16
230									13	13
231									28	10
232									17
233									11
234									27	37
235									17	17
236									4
237									28	22
238									24
239									35
240									25
241									9	7
242									18	26
243									24
244									10
245									0
246									27	20
247									21
248									5
249									27
250									9	4
251									30
252									8	8.75
253									16
254									13	8
255									22
256									21
257									18
258									8	12
259									19
260									17	15
261									16.5
262									6
263									16
264									24
265									22
266									25
267									20
268									0.5	22
269									4.5	5
270									0	4
271									16
272									27	22
273									9.5
274									24	20
275									27
276									25
277									27	27
278									17	10
279									10
280									15
281									16
282									10
283									20
284									0
285									12	2
286									31
287									15	20
288									32	12
289									18	18
290									5.25	0
291									10
292									12.5
293									11
294									18
295									20
296									12	10
297									10	15
298									17	9.5
299									22
300									9
301									11.5	2.5
302									12.25	11
303									19	12
304									0	7.5
305									5
306									29	28
307									33
308									23
309									17	15
310									0	7
311									9
312									8.5
313									8	7
314									27
315									10	9
316									20
317									21
318									15	15
319									20
320									23
321									22	17.25
322									15	12
323									30	30
324									19
325									14
326									9	7
327									8
328									11
329									14
330									5	0
331									28
332									20	20
333									21	27
334									30
335									40
336									22	12
337									15
338									25	8
339									27	25
340									20
341									20	10
342									29
343									21	10
344									21
345									11
346									28
347									9	10
348									15
349									19
350									13	25
351									13	0
352									23
353									7	6
354									45
355									6
356									3
357									18
358									16
359									30	10
360									19
361									8	5
362									32
363									20
364									18
365									35
366									4.25	4
367									10	2
368									21
369									14
370									10
371									15	0
372									24
373									10	1
374									16
375									9	20
376									40
377									21	21
378									6	5
379									35
380									17
381									10
382									20	0
383									3.5
384									16
385									15
386									7
387									16.6	0
388									3
389									16
390									18
391									29	12
392									35	0
393									3	6
394									13
395									16
396									9
397									23	10
398									18
399									10
400									0
401									23	24
402									20
403									29
404									7
405									10	2
406									10
407									20
408									30
409									5	0
410									14
411									10	0
412									23
413									14	10
414									18
415									15
416									14.75
417									23
418									5
419									27
420									5	20
421									14.25	11
422									20	10
423									18
424									30
425									11	22
426									13	5
427									13.25	4.25
428									11	11
429									10	4
430									18
431									13	12
432									13	9
433									20	10
434									39	26
435									32	17
436									19
437									10
438									6
439									13.5
440									0	19.75
441									20
442									18
443									38
444									20	20
445									3
446									5
447									11.5
448									20
449									23
450									33
451									2
452									28.5
453									1	27
454									20
455									12	10
456									17	13
457									18	6
458									16.25	2.5
459									6
460									12	10.25
461									5
462									2
463									11	14
464									16
465									5
466									27	3
467									10
468									12
469									10	13
470									18	22
471									6	11
472									35
473									25
474									5.5	1
475									23	26
476									30
477									8
478									13
479									15
480									0	15
481									18	10
482									12
483									22	25
484									34
485									21	10.25
486									19
487									12	20
488									10	8
489									12
490									30	8
491									35	5
492									8.25
493									11
494									8	10
495									11
496									24	4
497									14.25	0
498									3
499									11
500									26	16
501									32
502									37	0
503									31
504									22
505									8	9
506									9
507									15
508									18
509									12
510									34
511									10	5
512									16	7
513									34	6
514									14
515									1.5
516									12
517									7	3
518									19
519									45	40
520									45
521									14
522									18	9
523									21
524									9.5	6.75
525									8	8
526									10
527									19
528									12
529									9	18
530									25	24
531									12
532									44	44
533									29	7
534									22
535									35	15
536									14
537									16
538									25
539									0
540									41
541									2.5	2.25
542									10
543									3.5
544									6
545									5.75

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	20430401	191305.41	0	0	2749.13	0	0	Full	Two Years	Two Months
2	0	20430401	9743.67	0	0	0	0	0	Full	Two Years	Two Months
3	0	20430401	8412	0	0	11178	0	0	Full	Two Years	Two Months
4	0	20430401	12500	0	0	0	0	0	Full	Two Years	Two Months
5	0	20430401	138473.75	0	0	0	0	0	Full	Two Years	Two Months
6	0	20430401	14643.21	0	0	4401.1	0	0	Full	Two Years	Two Months
7	53000	20430401	11383.71	0	0	0	0	0	Full	Two Years	Two Months
8	0	20430401	10457.2	0	0	0	0	0	Full	Two Years	Two Months
9	0	20430401	9790.16	0	0	9526.08	0	0	Full	Two Years	Two Months
10	0	20430401	12875	0	0	12638.88	0	0	Full	Two Years	Two Months
11	91024	20430401	15698.17	0	0	10580.33	0	0	Full	Two Years	Two Months
12	0	20430401	11686.57	0	0	0	0	0	Full	Two Years	Two Months
13	0	20430401	16573.2	0	0	9668	0	0	Full	Two Years	Two Months
14	0	20430401	7583.32	6284.16	5732.49	0	0	0	Full	Two Years	Two Months
15	0	20430401	8225	0	0	0	0	0	Full	Two Years	Two Months
16	0	20430401	1723.89	0	0	7855.47	0	0	Full	Two Years	Two Months
17	0	20430401	18333.33	0	0	0	0	0	Full	Two Years	Two Months
18	0	20430401	20456.58	0	0	0	0	0	Full	Two Years	Two Months
19	0	20430401	22283.66	0	0	15783.66	0	0	Full	Two Years	Two Months
20	0	20430401	15652.17	0	0	0	0	0	Full	Two Years	Two Months
21	0	20430401	11000	419.17	0	7500	0	0	Full	Two Years	Two Months
22	0	20430401	19734.2	0	0	0	0	0	Full	Two Years	Two Months
23	0	20430401	9801.39	0	0	4305.13	0	0	Full	Two Years	Two Months
24	0	20430401	0	0	0	0	0	0	Full	Two Years	Two Months
25	0	20430401	17058.34	0	0	12500	0	0	Full	Two Years	Two Months
26	0	20430401	13934.02	0	0	3325.94	0	0	Full	Two Years	Two Months
27	0	20430401	15000	0	0	0	0	0	Full	Two Years	Two Months
28	0	20430401	18907	0	0	7583.33	0	0	Full	Two Years	Two Months
29	0	20430301	4849.77	0	0	2217.5	0	0	Full	Two Years	Two Months
30	120000	20430301	20841.17	0	0	0	0	0	Full	Two Years	Two Months
31	0	20430401	21665	0	0	8606.09	0	0	Full	Two Years	Two Months
32	0	20430401	15220.25	0	0	0	0	0	Full	Two Years	Two Months
33	0	20430401	105401.37	0	0	0	0	0	Full	Two Years	Two Months
34	0	20430401	14041.67	0	0	11518.43	0	0	Full	Two Years	Two Months
35	0	20430401	26647.33	0	0	0	0	0	Full	Two Years	Two Months
36	224965.24	20430401	37500.75	0	0	0	0	0	Full	Two Years	Two Months
37	0	20430401	13910	0	0	5524.06	0	0	Full	Two Years	Two Months
38	0	20430401	14972.75	1169.34	0	0	0	0	Full	Two Years	Two Months
39	0	20430401	0	0	0	18166	0	0	Full	Two Years	Two Months
40	0	20430401	9222.5	0	0	0	0	0	Full	Two Years	Two Months
41	0	20430401	21415.33	0	0	0	0	0	Full	Two Years	Two Months
42	0	20430401	10678.5	1450.05	0	0	0	0	Full	Two Years	Two Months
43	0	20430401	7108.33	0	0	11668.8	0	0	Full	Two Years	Two Months
44	0	20430401	23630.41	0	0	0	0	0	Full	Two Years	Two Months
45	0	20430401	23390.93	0	0	0	0	0	Full	Two Years	Two Months
46	0	20430401	12533.34	0	0	9291.66	0	0	Full	Two Years	Two Months
47	0	20430401	47346.96	0	0	0	0	0	Full	Two Years	Two Months
48	0	20430301	14026.13	0	0	0	0	0	Full	Two Years	Two Months
49	0	20430401	14496.5	0	0	2912.82	0	0	Full	Two Years	Two Months
50	0	20430401	13433.33	0	0	7507.07	0	0	Full	Two Years	Two Months
51	0	20430401	31697.83	0	0	0	0	0	Full	Two Years	Two Months
52	0	20430401	25000	0	0	0	0	0	Full	Two Years	Two Months
53	0	20430401	50519.64	0	0	0	0	0	Full	Two Years	Two Months
54	0	20430401	6803.25	0	0	6486.35	3422.14	0	Full	Two Years	Two Months
55	0	20430401	10376.16	0	0	0	0	0	Full	Two Years	Two Months
56	286446	20430401	53495.08	0	0	0	0	0	Full	Two Years	Two Months
57	0	20430401	12712.95	0	0	0	0	0	Full	Two Years	Two Months
58	0	20430401	6959.81	0	0	4583.32	0	0	Full	Two Years	Two Months
59	0	20430401	8901.2	0	0	0	0	0	Full	Two Years	Two Months
60	0	20430401	14234.34	0	0	0	0	0	Full	Two Years	Two Months
61	0	20430401	13369.33	0	0	0	0	0	Full	Two Years	Two Months
62	0	20430401	13000	0	0	0	0	0	Full	Two Years	Two Months
63	0	20430401	13375.01	0	0	7690.4	0	0	Full	Two Years	Two Months
64	0	20430401	19166.68	0	0	0	0	0	Full	Two Years	Two Months
65	0	20430301	0	0	25818	0	0	0	Full	Two Years	Two Months
66	0	20430301	17666.67	4166.67	0	0	0	0	Full	Two Years	Two Months
67	0	20430301	11346.12	0	0	6764.33	0	0	Full	Two Years	Two Months
68	0	20430401	13066.67	0	0	0	0	0	Full	Two Years	Two Months
69	0	20430401	26095	0	0	0	0	0	Full	Two Years	Two Months
70	0	20430401	10833.44	1333.33	0	0	0	0	Full	Two Years	Two Months
71	0	20430401	13893	0	0	0	0	0	Full	Two Years	Two Months
72	0	20430401	12871.06	0	0	2910.58	0	0	Full	Two Years	Two Months
73	0	20430401	10666.42	0	0	0	0	0	Full	Two Years	Two Months
74	0	20430401	12346.77	0	0	2863.42	0	0	Full	Two Years	Two Months
75	0	20430401	15970.63	0	0	0	0	0	Full	Two Years	Two Months
76	0	20430401	25045.75	0	0	0	0	0	Full	Two Years	Two Months
77	0	20430401	4981	0	0	8650.56	0	0	Full	Two Years	Two Months
78	0	20430401	24149.67	0	0	0	0	0	Full	Two Years	Two Months
79	0	20430401	13473.91	0	0	0	0	0	Full	Two Years	Two Months
80	0	20430401	23671.33	0	0	0	0	0	Full	Two Years	Two Months
81	0	20430401	12941.67	0	0	10035.83	0	0	Full	Two Years	Two Months
82	0	20430401	15083.36	0	0	0	0	0	Full	Two Years	Two Months
83	0	20430401	23436.4	0	0	0	0	0	Full	Two Years	Two Months
84	23000	20430401	0	0	0	2350.92	0	0	Full	Two Years	Two Months
85	0	20430401	27667.5	0	0	0	0	0	Full	Two Years	Two Months
86	0	20430401	24087.51	0	0	0	0	0	Full	Two Years	Two Months
87	0	20430401	60667.37	0	0	0	0	0	Full	Two Years	Two Months
88	153475	20430301	13572	0	0	0	0	0	Full	Two Years	Two Months
89	0	20430401	12874.92	0	0	4081.05	0	0	Full	Two Years	Two Months
90	0	20430301	11558.76	0	0	0	0	0	Full	Two Years	Two Months
91	0	20430401	12032.08	0	0	0	0	0	Full	Two Years	Two Months
92	0	20430401	13000	0	0	2782.87	0	0	Full	Two Years	Two Months
93	0	20430401	12850	0	0	22375.62	0	0	Full	Two Years	Two Months
94	0	20430401	15582.67	0	0	0	0	0	Full	Two Years	Two Months
95	0	20430401	35000	0	0	0	0	0	Full	Two Years	Two Months
96	0	20430401	16310.58	0	0	0	0	0	Full	Two Years	Two Months
97	0	20430301	11549.3	0	0	6080.77	0	0	Full	Two Years	Two Months
98	0	20430401	8791.96	0	0	0	0	0	Full	Two Years	Two Months
99	0	20430401	11847.33	0	0	0	0	0	Full	Two Years	Two Months
100	0	20430401	6000	0	0	13029.34	0	0	Full	Two Years	Two Months
101	0	20430401	12518.08	0	0	0	0	0	Full	Two Years	Two Months
102	0	20430301	11823.38	0	0	4166.67	0	0	Full	Two Years	Two Months
103	0	20430401	12694.03	0	0	10119.2	0	0	Full	Two Years	Two Months
104	0	20430401	29791.66	0	0	0	0	0	Full	Two Years	Two Months
105	0	20430401	16368.23	0	0	0	0	0	Full	Two Years	Two Months
106	0	20430401	12644.14	0	0	0	0	0	Full	Two Years	Two Months
107	0	20430401	9387.95	0	0	6849.72	0	0	Full	Two Years	Two Months
108	0	20430401	17960.66	0	0	0	0	0	Full	Two Years	Two Months
109	0	20430401	6666.67	0	0	4117.37	0	0	Full	Two Years	Two Months
110	0	20430401	83639.46	0	0	0	0	0	Full	Two Years	Two Months
111	0	20430401	41832.08	0	0	0	0	0	Full	Two Years	Two Months
112	0	20430401	12250	0	0	3642.83	0	0	Full	Two Years	Two Months
113	162999	20430401	30000	0	0	0	0	0	Full	Two Years	Two Months
114	0	20430401	30516	0	0	0	0	0	Full	Two Years	Two Months
115	0	20430401	12321.78	0	0	34062.88	0	0	Full	Two Years	Two Months
116	0	20430401	18695.58	10263.17	0	0	0	0	Full	Two Years	Two Months
117	0	20430401	12500	0	8122.08	0	0	0	Full	Two Years	Two Months
118	0	20430401	25000	0	0	0	0	0	Full	Two Years	Two Months
119	73500	20430401	16666.66	48622.55	0	0	0	0	Full	Two Years	Two Months
120	0	20430401	13875.67	0	0	0	0	0	Full	Two Years	Two Months
121	0	20430401	8666.67	0	0	11256.27	0	0	Full	Two Years	Two Months
122	0	20430401	6791.69	0	0	13666.66	0	0	Full	Two Years	Two Months
123	0	20430301	18089.95	0	0	0	0	0	Full	Two Years	Two Months
124	0	20430401	13666.67	0	0	9846.53	0	0	Full	Two Years	Two Months
125	0	20430401	14580.88	0	0	0	0	0	Full	Two Years	Two Months
126	0	20430401	6029.44	0	0	7394.4	0	0	Full	Two Years	Two Months
127	0	20430401	15194.4	0	0	0	0	0	Full	Two Years	Two Months
128	0	20430401	43007.29	0	0	0	0	0	Full	Two Years	Two Months
129	0	20430301	62500	0	0	0	0	0	Full	Two Years	Two Months
130	0	20430401	16110.79	0	0	0	0	0	Full	Two Years	Two Months
131	0	20430401	27083.34	0	0	0	0	0	Full	Two Years	Two Months
132	0	20430401	23244.04	0	0	0	0	0	Full	Two Years	Two Months
133	0	20430401	43339.93	0	0	0	0	0	Full	Two Years	Two Months
134	0	20430401	28005.96	0	0	0	0	0	Full	Two Years	Two Months
135	0	20430401	23978.11	0	0	0	0	0	Full	Two Years	Two Months
136	67123	20430401	20638.54	0	0	3213.67	0	0	Full	Two Years	Two Months
137	71827	20430401	13426.68	0	0	3625.01	0	0	Full	Two Years	Two Months
138	0	20430401	17916.68	0	0	10833.34	0	0	Full	Two Years	Two Months
139	0	20430401	31250	0	0	0	0	0	Full	Two Years	Two Months
140	0	20430301	17500	0	0	0	0	0	Full	Two Years	Two Months
141	0	20430401	7233.55	0	0	5668.5	0	0	Full	Two Years	Two Months
142	0	20430301	0	0	0	0	0	0	Full	Two Years	Two Months
143	0	20430401	16333.34	0	0	0	0	0	Full	Two Years	Two Months
144	0	20430301	0	0	41325.19	0	0	0	Full	Two Years	Two Months
145	0	20430401	16250	0	12814.68	0	0	0	Full	Two Years	Two Months
146	82359	20430401	26927.32	12500	0	0	0	0	Full	Two Years	Two Months
147	66000	20430401	33333.94	0	0	0	0	0	Full	Two Years	Two Months
148	0	20430301	43608	0	0	0	0	0	Full	Two Years	Two Months
149	0	20430301	17055.42	0	0	12327.26	0	0	Full	Two Years	Two Months
150	0	20430401	11230.17	0	0	11832.42	0	0	Full	Two Years	Two Months
151	0	20430401	6560.67	0	0	2548	0	0	Full	Two Years	Two Months
152	0	20430301	15000.01	0	0	9605	0	0	Full	Two Years	Two Months
153	0	20430401	16666.67	35934.95	0	0	0	0	Full	Two Years	Two Months
154	0	20430301	14889.33	0	0	10790.76	0	0	Full	Two Years	Two Months
155	0	20430301	14666.67	0	0	0	0	0	Full	Two Years	Two Months
156	0	20430301	16727	0	0	13923.33	0	0	Full	Two Years	Two Months
157	0	20430401	22649.03	0	0	0	0	0	Full	Two Years	Two Months
158	0	20430301	21392	0	0	0	0	0	Full	Two Years	Two Months
159	0	20430401	34162.27	0	0	0	0	0	Full	Two Years	Two Months
160	0	20430401	8099.07	4284.71	0	0	0	0	Full	Two Years	Two Months
161	0	20430401	68892.81	0	0	0	0	0	Full	Two Years	Two Months
162	0	20430301	12333.34	0	0	10000	0	0	Full	Two Years	Two Months
163	0	20430301	8666.66	0	0	8666.66	0	0	Full	Two Years	Two Months
164	0	20430301	25000	0	0	0	0	0	Full	Two Years	Two Months
165	49698	20430401	58333	0	0	0	0	0	Full	Two Years	Two Months
166	0	20430301	24480.83	0	0	0	0	0	Full	Two Years	Two Months
167	0	20430401	17380.12	0	0	8750	0	0	Full	Two Years	Two Months
168	0	20430401	23513.08	0	0	0	0	0	Full	Two Years	Two Months
169	0	20430401	5666.66	0	0	8575	0	0	Full	Two Years	Two Months
170	0	20430401	1754.5	0	0	0	0	0	Full	Two Years	Two Months
171	0	20430301	50000	0	0	0	0	0	Full	Two Years	Two Months
172	8343	20430401	33141.67	0	0	0	0	0	Full	Two Years	Two Months
173	0	20430301	13333.33	0	0	6418.4	0	0	Full	Two Years	Two Months
174	0	20430401	50780.16	0	0	0	0	0	Full	Two Years	Two Months
175	0	20430101	8937.5	0	0	0	0	0	Full	Two Years	Two Months
176	0	20430101	56346.05	0	0	0	0	0	Full	Two Years	Two Months
177	0	20430401	10449.52	0	0	0	0	0	Full	Two Years	Two Months
178	0	20421201	18916.67	28603.75	0	0	0	0	Full	Two Years	Two Months
179	0	20430301	17288.14	0	0	0	0	0	Full	Two Years	Two Months
180	169400	20430401	65264.75	0	0	0	0	0	Full	Two Years	Two Months
181	0	20430401	191944.91	0	0	0	0	0	Full	Two Years	Two Months
182	0	20430301	21354	0	0	12384.34	0	0	Full	Two Years	Two Months
183	0	20430301	60881.58	0	0	0	0	0	Full	Two Years	Two Months
184	0	20430301	1387.34	0	0	0	0	0	Full	Two Years	Two Months
185	40000	20430301	40025.83	0	0	0	0	0	Full	Two Years	Two Months
186	0	20430301	22500	73579.45	0	0	0	0	Full	Two Years	Two Months
187	0	20430401	65456	0	0	0	0	0	Full	Two Years	Two Months
188	0	20430301	136985	0	0	0	0	0	Full	Two Years	Two Months
189	0	20430401	65840.84	0	0	0	0	0	Full	Two Years	Two Months
190	350000	20430401	0	0	0	33581	0	0	Full	Two Years	Two Months
191	0	20430301	37315.97	0	0	3328.93	0	0	Full	Two Years	Two Months
192	0	20430401	92983.25	0	0	0	0	0	Full	Two Years	Two Months
193	0	20430301	153782.81	0	0	0	0	0	Full	Two Years	Two Months
194	0	20430401	40384.62	0	0	0	0	0	Full	Two Years	Two Months
195	223621	20430401	40103.25	0	0	0	0	0	Full	Two Years	Two Months
196	0	20430401	20781	0	0	0	0	0	Full	Two Years	Two Months
197	0	20430201	8333.33	0	45046.03	0	0	0	Full	Two Years	Two Months
198	190000	20430301	16415.46	0	0	13008.25	0	0	Full	Two Years	Two Months
199	0	20430401	14583.34	24683.33	0	0	0	0	Full	Two Years	Two Months
200	0	20430401	34666.67	26167.67	0	0	0	0	Full	Two Years	Two Months
201	0	20430401	23487.79	0	0	7500.13	0	0	Full	Two Years	Two Months
202	0	20430301	31964.92	0	0	0	0	0	Full	Two Years	Two Months
203	0	20430301	41666.66	0	0	7883.2	0	0	Full	Two Years	Two Months
204	0	20430401	62500	40753.81	0	0	0	0	Full	Two Years	Two Months
205	0	20430301	30000	0	0	14375	0	0	Full	Two Years	Two Months
206	0	20430401	10833.33	0	0	12000	0	0	Full	Two Years	Two Months
207	0	20430401	0	0	0	68417.41	0	0	Full	Two Years	Two Months
208	0	20430301	36656.67	0	0	0	0	0	Full	Two Years	Two Months
209	0	20430301	110000	25000	0	0	0	0	Full	Two Years	Two Months
210	0	20430201	0	0	0	0	0	0	Full	Two Years	Two Months
211	0	20430401	25458.32	0	0	0	0	0	Full	Two Years	Two Months
212	0	20430401	28842.84	4664.88	0	0	0	0	Full	Two Years	Two Months
213	0	20430401	5000	0	41682	0	0	0	Full	Two Years	Two Months
214	0	20430301	39837.73	0	0	8181.49	0	0	Full	Two Years	Two Months
215	0	20430401	27083.33	0	0	0	0	0	Full	Two Years	Two Months
216	671289	20430301	33333.33	0	0	0	0	0	Full	Two Years	Two Months
217	0	20430201	12761.05	0	0	12703.23	0	0	Full	Two Years	Two Months
218	0	20430401	22021	0	0	0	0	0	Full	Two Years	Two Months
219	0	20430301	98030.33	0	0	0	0	0	Full	Two Years	Two Months
220	0	20430401	13173	0	0	11758	0	0	Full	Two Years	Two Months
221	0	20430301	37083.35	0	0	0	0	0	Full	Two Years	Two Months
222	0	20430401	25833.33	0	0	4796	0	0	Full	Two Years	Two Months
223	0	20430401	20843.33	7145.74	0	0	0	0	Full	Two Years	Two Months
224	0	20430401	23200.47	0	16023.58	6950.42	0	0	Full	Two Years	Two Months
225	199048.17	20430401	12623.42	4588.11	0	7052.69	0	10845.03	Full	Two Years	Two Months
226	0	20430401	21750	0	0	0	0	0	Full	Two Years	Two Months
227	0	20430301	29312.83	0	0	10428.71	0	0	Full	Two Years	Two Months
228	0	20430301	39936.92	0	0	0	0	0	Full	Two Years	Two Months
229	0	20430401	2254.08	0	0	14416.67	208.33	0	Full	Two Years	Two Months
230	0	20430301	15421.46	0	0	23828.51	0	0	Full	Two Years	Two Months
231	0	20430301	14944.08	0	0	0	0	0	Full	Two Years	Two Months
232	0	20430301	14583.33	89950.15	0	0	0	0	Full	Two Years	Two Months
233	150000	20430301	49781.67	0	0	0	0	0	Full	Two Years	Two Months
234	110228.42	20430301	21160.53	0	0	0	0	0	Full	Two Years	Two Months
235	0	20430401	20102.84	0	0	1616.67	0	0	Full	Two Years	Two Months
236	0	20430301	16666.66	0	24227.22	0	0	0	Full	Two Years	Two Months
237	0	20430401	19936.08	0	0	14975	0	0	Full	Two Years	Two Months
238	0	20430401	24634	0	0	0	0	0	Full	Two Years	Two Months
239	0	20430201	27733.33	9925	0	0	0	0	Full	Two Years	Two Months
240	0	20430301	31737.34	0	0	0	0	0	Full	Two Years	Two Months
241	0	20430301	16749	0	0	0	0	0	Full	Two Years	Two Months
242	0	20430301	9930.54	0	0	10193.96	0	0	Full	Two Years	Two Months
243	0	20430401	17769.33	0	0	0	0	0	Full	Two Years	Two Months
244	0	20430401	16666.66	13072.92	0	0	0	0	Full	Two Years	Two Months
245	0	20430201	12618	0	0	0	0	0	Full	Two Years	Two Months
246	0	20430401	27955.83	0	0	11000	0	0	Full	Two Years	Two Months
247	65432	20430401	29696.58	0	0	0	0	0	Full	Two Years	Two Months
248	0	20430401	37500	0	0	0	0	0	Full	Two Years	Two Months
249	0	20430401	87453.02	0	0	0	0	0	Full	Two Years	Two Months
250	0	20430301	9028.93	0	0	9902.53	0	0	Full	Two Years	Two Months
251	0	20430301	28407	0	0	0	0	0	Full	Two Years	Two Months
252	65000	20430301	18633.34	0	0	15250	0	0	Full	Two Years	Two Months
253	0	20430301	13271.89	0	0	0	0	0	Full	Two Years	Two Months
254	0	20430301	7397.13	0	0	9664.6	0	0	Full	Two Years	Two Months
255	0	20430401	62500.01	0	0	0	0	0	Full	Two Years	Two Months
256	0	20430401	38262.25	0	0	0	0	0	Full	Two Years	Two Months
257	0	20430401	18319.05	0	0	0	0	0	Full	Two Years	Two Months
258	0	20430401	14591.66	0	0	12083.33	0	0	Full	Two Years	Two Months
259	0	20430301	14942	0	0	2558	0	0	Full	Two Years	Two Months
260	0	20430401	14500	0	0	5000	0	2397.96	Full	Two Years	Two Months
261	0	20430401	45509.5	0	0	0	0	0	Full	Two Years	Two Months
262	0	20430401	19769.69	0	0	0	0	0	Full	Two Years	Two Months
263	0	20430401	12500	30733.99	0	0	0	0	Full	Two Years	Two Months
264	0	20430301	26308.27	657.71	0	0	0	0	Full	Two Years	Two Months
265	0	20430401	20416.67	8367.71	0	0	0	0	Full	Two Years	Two Months
266	0	20430401	17818.67	11523.41	0	0	0	0	Full	Two Years	Two Months
267	0	20430401	25154.46	0	0	0	0	0	Full	Two Years	Two Months
268	0	20430201	0	0	0	16528	8354	0	Full	Two Years	Two Months
269	0	20430401	22525.01	0	0	10625.02	0	0	Full	Two Years	Two Months
270	244373	20430401	0	0	0	13799.92	0	0	Full	Two Years	Two Months
271	0	20430401	15724.95	0	0	0	0	0	Full	Two Years	Two Months
272	0	20430401	16118.07	0	0	16118.07	0	0	Full	Two Years	Two Months
273	0	20430301	13226.17	0	0	0	0	0	Full	Two Years	Two Months
274	2808	20430401	11445.96	0	0	7787	0	0	Full	Two Years	Two Months
275	0	20430301	13142.28	0	0	831.7	0	0	Full	Two Years	Two Months
276	0	20430301	24248.75	0	0	0	0	0	Full	Two Years	Two Months
277	0	20430401	24650.08	0	0	0	0	0	Full	Two Years	Two Months
278	0	20430401	14121.58	0	0	8333.33	0	7550.5	Full	Two Years	Two Months
279	38803.3	20430401	46203.79	0	0	0	0	0	Full	Two Years	Two Months
280	0	20430401	13502.66	0	0	0	0	0	Full	Two Years	Two Months
281	0	20430301	14583.34	9166.66	0	0	0	0	Full	Two Years	Two Months
282	0	20430401	15016.26	23445.81	0	0	0	0	Full	Two Years	Two Months
283	0	20430401	26288.71	0	0	0	0	0	Full	Two Years	Two Months
284	1572300	20430401	0	0	0	0	0	0	Full	Two Years	Two Months
285	0	20430301	15166.66	0	0	7916.66	0	0	Full	Two Years	Two Months
286	0	20430401	3201.1	0	0	0	0	0	Full	Two Years	Two Months
287	0	20430301	9423.29	0	0	7260.42	0	5045.8	Full	Two Years	Two Months
288	171865	20430401	15589.96	0	0	9251.72	0	0	Full	Two Years	Two Months
289	0	20430301	17655.73	0	0	17678.27	0	0	Full	Two Years	Two Months
290	0	20430301	5331.73	0	13425.12	0	0	0	Full	Two Years	Two Months
291	0	20430401	20000	0	0	0	0	0	Full	Two Years	Two Months
292	0	20430401	38862.5	0	0	0	0	0	Full	Two Years	Two Months
293	0	20430401	25405.5	0	0	0	0	0	Full	Two Years	Two Months
294	0	20430401	45650.16	0	0	0	0	0	Full	Two Years	Two Months
295	0	20430301	95951.45	0	0	0	0	0	Full	Two Years	Two Months
296	0	20430301	16250	0	0	0	0	0	Full	Two Years	Two Months
297	0	20430401	4459	0	0	12383.55	0	0	Full	Two Years	Two Months
298	0	20430301	19741.67	0	0	15000	0	0	Full	Two Years	Two Months
299	205941	20430301	20242.72	0	0	0	0	0	Full	Two Years	Two Months
300	0	20430401	75804.75	0	0	0	0	0	Full	Two Years	Two Months
301	0	20430301	10662.16	0	0	23333.5	0	0	Full	Two Years	Two Months
302	0	20430301	24166.66	0	0	18666.66	0	0	Full	Two Years	Two Months
303	0	20430201	12083.33	0	0	8333.33	0	0	Full	Two Years	Two Months
304	0	20430401	0	0	0	13000	19793.83	0	Full	Two Years	Two Months
305	242500	20430301	17916.67	0	0	0	0	0	Full	Two Years	Two Months
306	53744	20430401	12407.85	0	0	9354.75	0	0	Full	Two Years	Two Months
307	0	20430401	66666.66	0	0	0	0	0	Full	Two Years	Two Months
308	0	20430401	31240.39	0	0	0	0	0	Full	Two Years	Two Months
309	0	20430301	14724.66	0	0	6638.66	0	0	Full	Two Years	Two Months
310	0	20430401	0	0	0	21561.67	0	0	Full	Two Years	Two Months
311	0	20430301	13390	2757.21	0	0	0	0	Full	Two Years	Two Months
312	0	20430301	12603.09	0	0	0	0	0	Full	Two Years	Two Months
313	0	20430301	8953.04	0	0	7500	0	0	Full	Two Years	Two Months
314	0	20430301	32831.24	0	0	0	0	0	Full	Two Years	Two Months
315	0	20430401	13666.68	0	0	10583.33	0	0	Full	Two Years	Two Months
316	305261.55	20430301	47164	0	0	0	0	0	Full	Two Years	Two Months
317	250000	20430301	18750	11286.3	0	0	0	0	Full	Two Years	Two Months
318	0	20430401	11335.3	0	0	7000	11345.99	0	Full	Two Years	Two Months
319	0	20430401	17000	0	0	0	0	0	Full	Two Years	Two Months
320	0	20430401	20833.33	60866.67	0	0	0	0	Full	Two Years	Two Months
321	0	20430301	16760.14	0	0	6025.07	0	0	Full	Two Years	Two Months
322	0	20430401	8749.99	0	0	11516.91	0	0	Full	Two Years	Two Months
323	0	20430301	5442.38	0	0	10683.34	1995.83	0	Full	Two Years	Two Months
324	0	20430301	22083.33	0	0	0	0	0	Full	Two Years	Two Months
325	112500	20430401	17083.32	0	0	0	0	0	Full	Two Years	Two Months
326	0	20430301	13541.67	0	0	16666.68	0	0	Full	Two Years	Two Months
327	0	20430301	16666.68	0	0	0	0	0	Full	Two Years	Two Months
328	0	20430301	10465	0	0	6000	0	0	Full	Two Years	Two Months
329	0	20430401	33333.32	0	0	0	0	0	Full	Two Years	Two Months
330	0	20430301	23333.34	0	0	0	0	0	Full	Two Years	Two Months
331	0	20430301	13750	0	0	0	0	0	Full	Two Years	Two Months
332	0	20430401	12088.33	0	0	7221.79	0	0	Full	Two Years	Two Months
333	0	20430401	0	0	0	6459.69	0	0	Full	Two Years	Two Months
334	0	20430301	24257.08	0	0	0	0	0	Full	Two Years	Two Months
335	0	20430401	45353.9	0	0	0	0	0	Full	Two Years	Two Months
336	0	20430301	14534	0	0	11645.83	0	0	Full	Two Years	Two Months
337	0	20430401	49952.67	0	0	0	0	0	Full	Two Years	Two Months
338	0	20430301	12695.33	6103.41	3541.2	0	0	0	Full	Two Years	Two Months
339	0	20430401	11520.82	0	0	8299.17	0	0	Full	Two Years	Two Months
340	0	20430301	9869	1190	0	0	0	0	Full	Two Years	Two Months
341	0	20430401	13500.4	0	0	22787.85	0	0	Full	Two Years	Two Months
342	0	20430401	21269.63	0	0	0	0	0	Full	Two Years	Two Months
343	0	20430301	27368.09	0	0	39924.96	0	0	Full	Two Years	Two Months
344	0	20430301	11142.08	72291.67	0	0	0	0	Full	Two Years	Two Months
345	0	20430301	30460.42	0	0	0	0	0	Full	Two Years	Two Months
346	0	20430301	20755.65	0	0	0	0	0	Full	Two Years	Two Months
347	0	20430401	10400	0	0	9999	0	0	Full	Two Years	Two Months
348	0	20430401	7708.33	1164.98	0	0	0	0	Full	Two Years	Two Months
349	0	20430301	12828	0	0	0	0	0	Full	Two Years	Two Months
350	0	20430401	12873.72	0	0	13775	0	0	Full	Two Years	Two Months
351	0	20430401	17083	0	0	0	0	0	Full	Two Years	Two Months
352	0	20430401	15752.34	0	0	0	0	0	Full	Two Years	Two Months
353	50000	20430401	8649.54	0	0	5405.82	0	0	Full	Two Years	Two Months
354	0	20430301	19941.26	0	0	1355.8	0	0	Full	Two Years	Two Months
355	0	20430301	50934.41	0	0	0	0	0	Full	Two Years	Two Months
356	0	20430401	16242.88	0	0	0	0	0	Full	Two Years	Two Months
357	0	20430301	15614	0	0	0	0	0	Full	Two Years	Two Months
358	0	20430401	18677.92	0	0	0	0	0	Full	Two Years	Two Months
359	135380	20430401	16566.39	0	0	0	0	0	Full	Two Years	Two Months
360	0	20430401	17015.16	0	0	0	0	0	Full	Two Years	Two Months
361	0	20430301	13102.27	0	0	2136.65	0	0	Full	Two Years	Two Months
362	0	20430301	29466.67	0	0	0	0	0	Full	Two Years	Two Months
363	0	20430401	25875	0	0	0	0	0	Full	Two Years	Two Months
364	0	20430301	17702.46	9216.15	0	0	0	0	Full	Two Years	Two Months
365	0	20430401	35000	0	0	0	0	0	Full	Two Years	Two Months
366	0	20430301	10752.71	0	0	10416.67	0	0	Full	Two Years	Two Months
367	0	20430301	17902.79	0	0	0	0	0	Full	Two Years	Two Months
368	0	20430401	9476.58	1275.99	0	0	0	0	Full	Two Years	Two Months
369	89688	20430301	1972	1085.44	35727.98	0	0	0	Full	Two Years	Two Months
370	0	20430401	15000	0	0	0	0	0	Full	Two Years	Two Months
371	0	20430401	50000	0	0	0	0	0	Full	Two Years	Two Months
372	0	20430301	16666.65	4135.7	0	0	0	0	Full	Two Years	Two Months
373	0	20430201	13139.33	0	0	0	0	0	Full	Two Years	Two Months
374	0	20430301	5811.87	0	0	0	0	0	Full	Two Years	Two Months
375	0	20430401	16385.25	0	0	5551.9	0	0	Full	Two Years	Two Months
376	0	20430301	15807.94	0	0	0	0	0	Full	Two Years	Two Months
377	70833	20430401	32287.69	0	0	11937.84	0	0	Full	Two Years	Two Months
378	0	20430401	13332.17	0	0	1350	0	0	Full	Two Years	Two Months
379	0	20430401	10729.18	425.09	0	0	0	0	Full	Two Years	Two Months
380	0	20430401	13336	0	0	0	0	0	Full	Two Years	Two Months
381	0	20430401	11833.34	0	0	0	0	0	Full	Two Years	Two Months
382	591500	20430301	76687.54	0	0	0	0	0	Full	Two Years	Two Months
383	0	20430401	14583.83	10728.54	0	0	0	0	Full	Two Years	Two Months
384	0	20430401	11594.17	0	0	0	0	0	Full	Two Years	Two Months
385	0	20430301	23402.53	0	0	0	0	0	Full	Two Years	Two Months
386	0	20430301	8581.93	0	0	0	0	0	Full	Two Years	Two Months
387	0	20430201	14825	0	0	0			Full	Two Years	Two Months
388	0	20430401	11666.67	0	0	0	0	0	Full	Two Years	Two Months
389	0	20430401	12370.14	0	0	0	0	0	Full	Two Years	Two Months
390	0	20430301	12468.23	0	0	0	0	0	Full	Two Years	Two Months
391	0	20430401	12453.41	0	0	5565.33	0	0	Full	Two Years	Two Months
392	0	20430401	23333.33	0	0	0	0	0	Full	Two Years	Two Months
393	0	20430401	15333.33	0	0	2221.13	0	0	Full	Two Years	Two Months
394	0	20430301	21245.23	0	0	0	0	0	Full	Two Years	Two Months
395	0	20430401	8924.45	83.33	0	0	0	0	Full	Two Years	Two Months
396	0	20430301	17925.42	0	0	0	0	0	Full	Two Years	Two Months
397	0	20430301	12028	1839	0	2960	0	0	Full	Two Years	Two Months
398	0	20430401	21885.84	0	0	0	0	0	Full	Two Years	Two Months
399	0	20430401	21461.66	3541.67	0	0	0	0	Full	Two Years	Two Months
400	0	20430401	940.75	0	0	2145.7	0	0	Full	Two Years	Two Months
401	0	20430301	12886.41	0	0	5769.83	0	0	Full	Two Years	Two Months
402	0	20430301	20833.33	31449.25	0	0	0	0	Full	Two Years	Two Months
403	0	20430301	8077.54	0	0	0	0	0	Full	Two Years	Two Months
404	0	20430301	16496.26	0	0	0	0	0	Full	Two Years	Two Months
405	0	20430401	41231.02	0	0	0	0	0	Full	Two Years	Two Months
406	100000	20430301	16089.54	0	0	0	0	0	Full	Two Years	Two Months
407	0	20430301	11776.28	0	0	0	0	0	Full	Two Years	Two Months
408	0	20430301	11665.81	0	0	0	0	0	Full	Two Years	Two Months
409	0	20430401	11432.5	0	0	0	0	0	Full	Two Years	Two Months
410	0	20430401	16250	0	0	0	0	0	Full	Two Years	Two Months
411	0	20430301	18168	0	0	0	0	0	Full	Two Years	Two Months
412	0	20430301	19166.66	0	0	0	0	0	Full	Two Years	Two Months
413	0	20430401	7003.33	1666.66	0	4999.99	0	0	Full	Two Years	Two Months
414	0	20430301	15000	0	0	0	0	0	Full	Two Years	Two Months
415	0	20430301	13166.66	0	0	0	0	0	Full	Two Years	Two Months
416	0	20430401	6226.2	0	0	0	0	0	Full	Two Years	Two Months
417	0	20430401	22916.67	18750	0	0	0	0	Full	Two Years	Two Months
418	0	20430301	10000	16204.92	0	0	0	0	Full	Two Years	Two Months
419	0	20430401	25613.83	0	0	0	0	0	Full	Two Years	Two Months
420	0	20430301	6695.4	0	0	6801.16	0	0	Full	Two Years	Two Months
421	0	20430401	9360.09	0	0	15416.68	0	0	Full	Two Years	Two Months
422	66500	20430301	19166.66	0	0	0	0	0	Full	Two Years	Two Months
423	0	20430401	12499.93	0	0	0	0	0	Full	Two Years	Two Months
424	67085	20430401	16666.67	0	0	0	0	0	Full	Two Years	Two Months
425	0	20430401	14133.07	0	0	12500	0	0	Full	Two Years	Two Months
426	0	20430201	0	0	0	5281			Full	Two Years	Two Months
427	0	20430201	15416.66	0	0	13345.21	0	0	Full	Two Years	Two Months
428	0	20430301	10833.33	0	0	16751.29	0	0	Full	Two Years	Two Months
429	0	20430301	10833.33	0	0	3333.33	0	0	Full	Two Years	Two Months
430	0	20430301	27517.45	0	0	0	0	0	Full	Two Years	Two Months
431	0	20430301	17284.54	0	0	0	0	0	Full	Two Years	Two Months
432	0	20430401	11996.92	0	0	8666.67	0	0	Full	Two Years	Two Months
433	0	20430401	13333.33	0	0	13835	0	0	Full	Two Years	Two Months
434	135470	20430301	12658.39	0	0	1677.7	0	0	Full	Two Years	Two Months
435	0	20430201	0	0	0	10290.45			Full	Two Years	Two Months
436	0	20430401	8462.04	0	0	0	0	0	Full	Two Years	Two Months
437	0	20430401	24359.51	13985.89	0	0	0	0	Full	Two Years	Two Months
438	0	20430401	18557.87	0	0	0	0	0	Full	Two Years	Two Months
439	0	20430401	14166.67	0	0	0	0	0	Full	Two Years	Two Months
440	0	20430301	0	0	0	14405.73	0	0	Full	Two Years	Two Months
441	0	20430401	12144.84	0	0	0	0	0	Full	Two Years	Two Months
442	0	20430301	12495.67	0	0	0	0	0	Full	Two Years	Two Months
443	0	20430401	9750	0	0	0	0	0	Full	Two Years	Two Months
444	0	20380301	14583.33	0	0	3750	0	0	Full	Two Years	Two Months
445	0	20430401	18750	0	0	0	0	0	Full	Two Years	Two Months
446	9038.63	20430401	16666.66	0	0	0	0	0	Full	Two Years	Two Months
447	0	20430301	17510	0	0	0	0	0	Full	Two Years	Two Months
448	0	20430401	20833.33	0	0	0	0	0	Full	Two Years	Two Months
449	0	20430301	0	0	0	0	0	0	Full	Two Years	Two Months
450	0	20430301	10473	28000	0	0	0	0	Full	Two Years	Two Months
451	0	20430401	10416.67	0	0	0	0	0	Full	Two Years	Two Months
452	18806	20430401	26666.67	0	0	0	0	0	Full	Two Years	Two Months
453	0	20430401	7117.41	0	0	10211.59	0	0	Full	Two Years	Two Months
454	0	20430401	20833.32	0	0	0	0	0	Full	Two Years	Two Months
455	0	20430301	13244.34	0	0	9375	0	0	Full	Two Years	Two Months
456	0	20430101	6249.99	0	0	6546.8	0	0	Full	Two Years	Two Months
457	0	20430401	29583.33	0	0	833.33	0	0	Full	Two Years	Two Months
458	0	20430301	15000	0	0	5000.67	0	0	Full	Two Years	Two Months
459	0	20430401	15000	0	0	0	0	0	Full	Two Years	Two Months
460	0	20430301	11134.92	0	0	0	0	0	Full	Two Years	Two Months
461	0	20430401	11949.69	11500	0	0	0	0	Full	Two Years	Two Months
462	0	20430301	48229.42	0	0	0	0	0	Full	Two Years	Two Months
463	0	20430401	7391.33	0	0	20500	0	0	Full	Two Years	Two Months
464	0	20430301	1971.66	0	22897.87	0	0	0	Full	Two Years	Two Months
465	0	20430401	19166.68	0	0	0	0	0	Full	Two Years	Two Months
466	0	20430301	1378.87	0	15047.04	2799.33	0	0	Full	Two Years	Two Months
467	0	20430301	15416.65	0	0	0	0	0	Full	Two Years	Two Months
468	0	20430401	20833.34	0	0	0	0	0	Full	Two Years	Two Months
469	0	20430401	9166.66	0	0	23504.16	0	0	Full	Two Years	Two Months
470	0	20430301	12719.58	0	0	15833.33	0	0	Full	Two Years	Two Months
471	0	20430301	8668	0	0	16498	0	0	Full	Two Years	Two Months
472	0	20430301	20949.86	0	0	0	0	0	Full	Two Years	Two Months
473	0	20430301	15000.01	0	0	0	0	0	Full	Two Years	Two Months
474	0	20430401	10903.93	0	0	4583.33	0	0	Full	Two Years	Two Months
475	0	20430401	17083.33	0	0	3704.87	0	0	Full	Two Years	Two Months
476	0	20430301	32916.67	0	0	0	0	0	Full	Two Years	Two Months
477	0	20430301	30544.42	0	0	0	0	0	Full	Two Years	Two Months
478	0	20430401	15387.49	0	0	0	0	0	Full	Two Years	Two Months
479	0	20430401	15808	0	0	0	0	0	Full	Two Years	Two Months
480	0	20430301	0	0	0	17725.16	0	0	Full	Two Years	Two Months
481	0	20430401	3066	0	0	6093.12	0	0	Full	Two Years	Two Months
482	0	20430401	13333.34	0	0	0	0	0	Full	Two Years	Two Months
483	40000	20430301	18749.43	0	0	17409.64	0	0	Full	Two Years	Two Months
484	0	20430301	9633.93	0	0	0	0	0	Full	Two Years	Two Months
485	0	20430301	12152.4	0	0	5498.13	0	0	Full	Two Years	Two Months
486	0	20430401	40438.92	0	0	0	0	0	Full	Two Years	Two Months
487	0	20430401	0	0	0	15983	0	0	Full	Two Years	Two Months
488	0	20430401	23483.34	0	0	12512.5	0	0	Full	Two Years	Two Months
489	0	20430301	13333.33	0	0	0	0	0	Full	Two Years	Two Months
490	0	20430301	23197.65	0	0	4182.4	0	0	Full	Two Years	Two Months
491	46243	20430401	14286.67	0	0	0	0	0	Full	Two Years	Two Months
492	0	20430401	31437.83	0	0	0	0	0	Full	Two Years	Two Months
493	0	20430301	33333.33	0	0	0	0	0	Full	Two Years	Two Months
494	0	20430301	17939.82	0	0	8333.34	0	0	Full	Two Years	Two Months
495	0	20430301	17083.33	5012.41	0	0	0	0	Full	Two Years	Two Months
496	130000	20430401	13246.94	0	0	14951.76	0	0	Full	Two Years	Two Months
497	0	20430301	10914.8	932.09	0	0	0	0	Full	Two Years	Two Months
498	0	20430301	16092.66	0	0	0	0	0	Full	Two Years	Two Months
499	0	20430401	14947.92	3966.42	0	0	0	0	Full	Two Years	Two Months
500	0	20430401	12500	0	0	0	0	0	Full	Two Years	Two Months
501	0	20430101	16929	0	0	0	0	0	Full	Two Years	Two Months
502	0	20430401	25910.24	1723.18	0	0	0	0	Full	Two Years	Two Months
503	0	20430401	46068	0	0	0	0	0	Full	Two Years	Two Months
504	0	20430401	9374	0	0	0	0	5685	Full	Two Years	Two Months
505	0	20430401	9738.83	0	0	8333.34	0	0	Full	Two Years	Two Months
506	0	20430401	16443.08	0	0	0	0	0	Full	Two Years	Two Months
507	100000	20430401	16666.67	0	0	0	0	0	Full	Two Years	Two Months
508	0	20430401	19166.66	0	0	0	0	0	Full	Two Years	Two Months
509	0	20430301	14900.17	0	0	0	0	0	Full	Two Years	Two Months
510	0	20430401	44527.38	0	0	0	0	0	Full	Two Years	Two Months
511	0	20430401	7063.91	0	0	4866.76	0	0	Full	Two Years	Two Months
512	183399	20430301	17411.42	0	0	8008.9	0	0	Full	Two Years	Two Months
513	0	20430301	10923.83	0	0	1950	0	0	Full	Two Years	Two Months
514	0	20430301	18750	0	0	0	0	0	Full	Two Years	Two Months
515	34300	20430401	14333.54	0	0	0	0	0	Full	Two Years	Two Months
516	0	20430401	8333.33	5250	0	0	0	0	Full	Two Years	Two Months
517	0	20430301	9702.79	0	0	10320	0	0	Full	Two Years	Two Months
518	0	20430301	11250.01	0	0	0	0	0	Full	Two Years	Two Months
519	42108	20430301	11536.54	0	0	333.33	0	0	Full	Two Years	Two Months
520	0	20430401	20974.98	0	0	0	0	0	Full	Two Years	Two Months
521	0	20430401	33333.34	0	0	0	0	0	Full	Two Years	Two Months
522	0	20430401	9013.33	0	0	5289.26	0	0	Full	Two Years	Two Months
523	0	20430301	15833.32	0	0	0	0	0	Full	Two Years	Two Months
524	0	20430301	10208.34	0	0	8230.91	0	0	Full	Two Years	Two Months
525	0	20430401	6566.24	0	0	12083.34	0	0	Full	Two Years	Two Months
526	0	20430401	16638	0	0	0	0	0	Full	Two Years	Two Months
527	0	20430401	11489.14	0	0	0	0	0	Full	Two Years	Two Months
528	0	20430401	18400	0	0	0	0	0	Full	Two Years	Two Months
529	0	20430401	11158.34	0	0	10666.93	0	0	Full	Two Years	Two Months
530	0	20430401	7338.93	0	0	15118.17	0	0	Full	Two Years	Two Months
531	68364	20430401	12491.68	0	0	0	0	0	Full	Two Years	Two Months
532	0	20430301	3422.72	0	0	5144.74	0	0	Full	Two Years	Two Months
533	0	20430401	13596	0	0	1075.57	0	0	Full	Two Years	Two Months
534	0	20430301	11463.8	0	0	0	0	0	Full	Two Years	Two Months
535	136500	20430301	6879.83	0	0	2991	0	0	Full	Two Years	Two Months
536	0	20430401	25000	0	0	0	0	0	Full	Two Years	Two Months
537	0	20430301	12500	0	0	0	0	0	Full	Two Years	Two Months
538	0	20430401	8319.83	0	0	6220.85	0	0	Full	Two Years	Two Months
539	0	20430401	5276.72	0	0	6288.08	0	0	Full	Two Years	Two Months
540	78637	20430301	13665.12	0	0	0	0	0	Full	Two Years	Two Months
541	0	20430401	10265.66	0	0	2833.33	0	0	Full	Two Years	Two Months
542	0	20430101	9729.17	0	0	0	0	0	Full	Two Years	Two Months
543	0	20430301	9000	0	0	0	0	0	Full	Two Years	Two Months
544	0	20430401	10617.79	0	0	0	0	0	Full	Two Years	Two Months
545	0	20430401	22500.01	0	0	0	0	0	Full	Two Years	Two Months

MERSID	Organization
1008808	Cole Taylor Bank
9999999	Other
1000536	Prime Lending
1000324	United Shore Financial Services LLC
9999996	WJ Bradley
1000383	RRAC/Cenlar

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

Schedule A-1